                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                C.V. REIT, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               REIT, INC. [LOGO]

TO OUR STOCKHOLDERS:

     This was an eventful year for your Company. Your Board recognized in late 1996 that its largest borrower, Hilcoast Development Corp., would be completing its major development activities in the summer of 1998 and that it would be retiring all of its short term financing, leaving your Company with a large amount of cash to invest. Your Board concluded that investing in community and neighborhood shopping centers would provide a conservative portfolio with reasonably good growth potential, but we would first need to acquire competent management. From an operational standpoint, we had the challenge of maintaining our funds from operations while receiving repayment of relatively higher interest rate loans and reinvesting in low interest rates, high credit rated, short-term paper. We were successful in accomplishing that goal and therefore maintaining our dividend.

     Most important, we reached an agreement with Louis P. Meshon, Sr., President and owner of Montgomery Group Affiliates, to enter into the transactions described in the enclosed Proxy Statement. Mr. Meshon has more than 25 years experience in managing community and neighborhood shopping centers. It was his expertise and knowledge, along with his company's successful performance, professionalism in its operations, and excellent reputation which resulted in your Board's decision. As a result of the transaction, your Company will add nine neighborhood shopping centers and an office building to the properties in which your Company has investments.

     Following the closing of the proposed transaction, the Company plans to follow a policy of acquisitions that have potential growth in cash flows but are not deemed to endanger the present existing level of dividends. We hope that all the stockholders will be in favor of the Montgomery Group Affiliates transaction and be supportive of the new management. We believe that this transaction is a positive step towards long-term growth in funds from operations per share as well as enhancing stockholders' value.

     You are cordially invited to attend the Special Meeting of Stockholders scheduled to be held at 10:00 a.m. on December 17, 1997, at 1585 Broadway, New York, New York, 27th floor. The meeting is for the principal purpose of approving the transaction and also electing directors. We urge all stockholders either to attend the meeting or to forward proxies as soon as possible.

     We regretfully inform you that Mr. Mac Gache, a member of your Board and co-founder of its predecessor companies, passed away. Mr. Gache's counsel and advice to our entities over these past 29 years has been invaluable. Mr. Gache was a co-founder and co-owner of the Standard Reference Work, publisher of the Funk & Wagnalls Encyclopedias, along with the late Joseph Laffan Morse, another co-founder of your Company's predecessor companies.

A. WILENSKY [SIG]               S. BRENNER [SIG]                   H. LEVY [SIG]

              Chairman                               President                              President
                                                                                Hilcoast Advisory Services, Inc.

CV REIT, INC.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS IN LIEU OF ANNUAL MEETING

To the Stockholders of CV Reit, Inc.

                  A special meeting in lieu of an annual meeting of stockholders of CV Reit, Inc. will be held at 1585 Broadway, New York, New York, 27th floor, on December 17, 1997, at 10:00 a.m., for the following purposes:

                  1. To approve a Master Agreement and transfer of properties and other transactions contemplated by the Master Agreement;

                  2. To approve an amendment to the Certificate of Incorporation of our Company to increase the authorized capital of our Company from 10 million shares of Common Stock, par value $.01, to 20 million shares of Common Stock, par value $.01;

                  3. To approve an amendment to the Certificate of Incorporation of our Company to provide for a board of directors divided into three classes;

                  4. To approve certain other amendments to the Certificate of Incorporation of our Company;

                  5. To approve certain amendments to the By-Laws of our Company;

                  6. To approve the Montgomery CV Trust Executive Officer Stock Option Plan;

                  7. To elect seven directors nominated by the Board of Directors of our Company (all of the foregoing matters being called the "Proposals," all of which must be approved for any of them to be adopted), or, in the alternative, if all of the Proposals are not approved, to elect four directors nominated by the Board of Directors of our Company;

                  8.       To approve the appointment of independent auditors;
                           and

                  9. To transact such other business as may properly be brought before the meeting.

                  The Board of Directors has fixed the close of business on November 6, 1997, as the record date for the determination of stockholders entitled to notice of, and to vote at the meeting.


                                    By Order of the Board of Directors


                                    By:     ORILLA FLOYD
                                        -------------------------------
                                            Orilla Floyd
                                            Secretary

November 11, 1997

If you do not expect to be present at the meeting, please date and sign the enclosed proxy and return it promptly in the enclosed envelope.

                                 PROXY STATEMENT

                         SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 17, 1997

CV REIT, INC.
100 Century Boulevard
West Palm Beach, Florida  33417
Telephone No. 561-640-3155

                                  INTRODUCTION

                  Certain capitalized terms in this Proxy Statement are defined in the Glossary of Certain Terms following the Summary.

                  This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of CV Reit, Inc. (together with the Trust, the Operating Partnership and its and their subsidiaries, the "Company" except where the context otherwise requires) to be voted at the special meeting of stockholders in lieu of an annual meeting of the Company on the proposals referred to in the Notice of Meeting. Shares represented by duly executed proxies received by the Company will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted for:

                  o the approval of the Master Agreement and transfers of properties and other transactions contemplated by the Master Agreement;

                  o an amendment to the certificate of incorporation of the Company to increase the number of authorized shares of capital stock;

                  o an amendment to the certificate of incorporation of the Company to provide for a classified Board of Directors;

                  o certain other amendments to the certificate of incorporation of the Company;

                  o        certain amendments to the by-laws of the Company;

                  o        the Montgomery CV Trust Executive Stock Option Plan;
                           and

                  o the election of seven directors nominated by the Board of Directors (all of the foregoing matters being sometimes called the "Proposals," all of which must be approved for any of them to be adopted), or, in the alternative, if all of the Proposals are not approved, the election of four directors nominated by the Board of Directors.

                  In addition, for:

                  o the approval of the appointment of independent auditors for the Company for 1997; and

                  o in accordance with the judgment of the person or persons voting the proxies, on any other matter that may properly be brought before the Special Meeting.

                  The execution of a proxy will in no way affect a stockholder's right to attend the special meeting and to vote in person. You may revoke any proxy executed and returned by you at any time, either by writing the Secretary of the Company at the address above or by attending the special meeting and revoking the proxy in person, except as to any matter or matters upon which, prior to your revocation, a vote has been cast pursuant to your proxy.

                  This Proxy Statement and the accompanying proxy are being sent on or about November 11, 1997, to stockholders entitled to vote at the Special Meeting. The entire cost of soliciting proxies hereunder will be borne by the Company and will be made through the use of the mails. The Company will, upon request, reimburse brokerage houses and persons holding Shares in their names or in the names of their nominees for their reasonable expenses in sending soliciting material to their principals. The Company may retain a proxy solicitor to assist in the solicitation of proxies.

                  The Company has outstanding 7,966,621 Shares of Common Stock which are entitled to vote at the meeting. Each Share is entitled to one vote. Only stockholders of record at the close of business on November 6, 1997, will be entitled to vote at the meeting.

                  H. Irwin Levy, who has or controls the right to vote approximately 10.3 percent of the outstanding Shares of the Company's Common Stock, and Alan J. Evans and Robert J. Cartegena, in their capacities as trustees of the Evans Family Trust, which has or controls the right to vote approximately 8.2 percent of the outstanding Shares of the Company's Common Stock, have agreed to vote their respective Shares in favor of the Proposals.

                                TABLE OF CONTENTS

                                                                                     PAGE
                                                                                     ----
INTRODUCTION...........................................................................1

TABLE OF CONTENTS......................................................................3

SUMMARY................................................................................7
         General.......................................................................7
         Certain Considerations........................................................7
         Accounting Treatment..........................................................7

GLOSSARY OF CERTAIN TERMS..............................................................8

CERTAIN CONSIDERATIONS................................................................10
         New Business Plans...........................................................10
         New Management -- Change in Control..........................................11
         Dividends....................................................................13

         Increase in Debt.............................................................14
         Pro Forma Decrease in Net Income and Net Income Per Share....................14
         Interests of Certain Persons.................................................14
                  Meshon Interests....................................................14
                  Levy Interests......................................................16

         Indemnification..............................................................16
         Lack of Appraisal Rights.....................................................16
         Potential Dilution; Registration Rights......................................16

MASTER AGREEMENT......................................................................18
         Background and Reasons for Entering into the Master Agreement................18
         Reasons for Board of Directors' Recommendation...............................19
         Vote Required................................................................21
         Transactions Under the Master Agreement......................................22
         Terms of the Master Agreement................................................23
                  Conditions..........................................................24
                  Listing of Shares...................................................24
                  Regulatory Requirements.............................................24
                  Amendments..........................................................25
                  Drexel Management Agreements........................................25
                  Broker Agreement....................................................26
                  Termination.........................................................26

NEW OPERATING STRUCTURE...............................................................27
         The Trust....................................................................29
         The Operating Partnership....................................................29


INFORMATION ABOUT OUR COMPANY.........................................................32

INFORMATION ABOUT OTHER PARTIES TO THE MASTER AGREEMENT...............................33
         The Montgomery Parties.......................................................33
         Drexel Realty, Inc...........................................................33
         Royce Realty, Inc............................................................34
         MGA Payroll Company Inc......................................................34
         The Levy Parties.............................................................34

PROPERTIES TO BE ACQUIRED.............................................................35
         The Montgomery Properties....................................................35
         The Levy Properties..........................................................37
         Other Information About the Properties to be Acquired........................37

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
         INFORMATION..................................................................47

AMENDMENTS TO THE CERTIFICATE OF INCORPORATION........................................52
         Purpose......................................................................52
         Increase in Authorized Shares................................................52
         Classified Board.............................................................52
         Super Majority Vote..........................................................53
         Anti-takeover Effects........................................................53
         Vote Required................................................................53

AMENDMENTS TO THE BY-LAWS.............................................................54

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS........................................56
         Consequences to Stockholders.................................................56
         Consequences to the Company..................................................56
         Continued Operation of the Company as a REIT.................................58
         Possible Legislative or Other Actions Affecting Tax Considerations...........59

APPROVAL OF THE MONTGOMERY CV TRUST EXECUTIVE
         STOCK OPTION PLAN............................................................60
         Background...................................................................60
         Purpose......................................................................60
         Anticipated Grants...........................................................60
         Administration...............................................................60
         Eligibility..................................................................60
         Available Shares.............................................................61
         Types of Awards..............................................................61


         Stock Options................................................................61
         Amendments...................................................................62
         Miscellaneous................................................................62
         U.S. Federal Income Tax Consequences.........................................62
         Vote Required................................................................64

MANAGEMENT AND PRINCIPAL STOCKHOLDERS.................................................65
         Principal Stockholders.......................................................65
         Security Ownership of Management.............................................65
         Management of the Company Upon Consummation of the Acquisition of the
         Montgomery Properties........................................................67
         Directors, Nominees and Executive Officers...................................67
         Backgrounds of the Company's Designees.......................................68
         Backgrounds of the Montgomery Parties' Designees.............................69
         Meetings and Committees......................................................70
         Compensation of Directors and Executive Officers.............................71
         Board Compensation Report....................................................72
         Compensation Committee Interlocks and Insider Participation..................74
         Board Compensation...........................................................74

ALTERNATIVE ELECTION OF DIRECTORS.....................................................74

STOCK PERFORMANCE GRAPH...............................................................75

TRANSACTIONS WITH OTHERS..............................................................75

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
         EXCHANGE ACT OF 1934.........................................................77

FINANCIAL STATEMENTS OF PROPERTIES TO BE ACQUIRED.....................................78

VOTING PROCEDURES.....................................................................79

SOLICITATION PROCEDURES...............................................................80

OTHER MATTERS.........................................................................81
         Approval of Appointment of Auditors..........................................81
         General......................................................................81
         Stockholders' Proposals......................................................81

INCORPORATION BY REFERENCE OF CERTAIN SUBSEQUENTLY
         FILED DOCUMENTS..............................................................82
         Estimated Expenses...........................................................82


APPENDICES

A        Master Agreement
B        Operating Partnership Agreement
C        Amended Certificate of Incorporation
D        Amended By-Laws
E        Montgomery CV Trust Executive Stock Option Plan
F        Montgomery Parties Ownership Chart
G        Levy Parties Ownership Chart
H Financial Statements of Drexel Realty, Inc., the Montgomery Properties and the Levy Properties

                                     SUMMARY

GENERAL

                  If you approve the Master Agreement and the transactions contemplated under that agreement, our Company will acquire interests in up to 9 shopping centers and an office building located in the Middle Atlantic region and its operations will come under new management. In addition, the Company will convey substantially all of its assets (or the economic benefit of certain of its assets), subject to certain liabilities, to the Operating Partnership (described below) in which the Company will indirectly hold the general partner interest and approximately 81.3 percent of the limited partner interests. As a result, your Company will become primarily an equity REIT with an interest in a real estate management company.

                  Our Company also will take steps to preserve its ability to continue to pay a quarterly dividend of at least $.29 per Share, although there can be no assurance that these steps will be successful.

                  All of the Proposals must be approved for any of them to be adopted.

CERTAIN CONSIDERATIONS

                  In determining whether to approve the Proposals, you should consider the risks of our Company's new business plan; its new management structure; its ability to continue to pay any specific level of dividend; the interest of certain persons in the transactions contemplated under the Master Agreement; the lack of appraisal rights for dissenting stockholders; and the potential dilution of the interests of existing stockholders.

                  You will not be subjected to any Federal income tax as a result of the approval of these transactions.

ACCOUNTING TREATMENT

                  We will account for the acquisition transactions contemplated under the Master Agreement as a purchase for accounting and financial statement purposes.

                            GLOSSARY OF CERTAIN TERMS

"Amended By-Laws" means the amended and restated by-laws of the Company, a copy of which is attached to this Proxy Statement as Appendix D.

"Amended Certificate of Incorporation" means the amended and restated certificate of incorporation of the Company, a copy of which is attached to this Proxy Statement as Appendix C.

"Closing" means the closing of the transactions contemplated in the Master Agreement.

"Closing Date" means the date and time of the Closing.

"Code" means the Internal Revenue Code of 1986, as amended.

"Common Stock" means the common stock, par value $.01 per Share, of the Company.

"Company" means CV Reit, Inc., a Delaware corporation, together with the Trust, the Operating Partnership and its and their subsidiaries except where the context otherwise requires.

"Drexel" means Drexel Realty, Inc., a Pennsylvania corporation.

"Drexel Management Agreement" means that certain Master Exclusive Leasing and Management and Executive Services Agreement to be entered into between Drexel and the Trust as of the Closing Date.

"Drexel Plan" means the Drexel Realty, Inc. 1997 Stock Option Plan.

"FFO" for any period means Funds From Operations, which is defined as net income (computed in accordance with generally accepted accounting principles) as adjusted in accordance with guidelines of the National Association of Real Estate Investment Trusts for purposes of determining "funds from operations."

"GLA" means gross leasable area.

"Hilcoast" means Hilcoast Development Corp., a Delaware corporation, and its Subsidiaries.

"Levy" means H. Irwin Levy.

"Levy Parties" means H. Irwin Levy and siblings of Mr. Levy or their immediate families or their estates or trusts established for the benefit thereof.

"Levy Properties" means the single user retail property located at 555 Scott Street in Wilkes- Barre, Pennsylvania, and the shopping center known as the Route 6 Office Max Center located in Dickson City, Pennsylvania.

"Master Agreement" means the Definitive Master Agreement dated as of September 19, 1997, among the Company, the Trust, Mr. Meshon, Drexel, Royce, certain Montgomery Parties and the Levy Parties, a copy of which is attached to this Proxy Statement as Appendix A.

"Meshon" means Louis P. Meshon, Sr.

"MGA Payroll" means MGA Payroll Company Inc., a Pennsylvania corporation.

"Montgomery Parties" means Mr. Meshon and certain other persons and entities which in different combinations, directly or indirectly, own with Mr. Meshon the Montgomery Properties, and Drexel, Royce and MGA Payroll.

"Montgomery Properties" means Chesterbrook Village Center, Danville Plaza, Mount Carmel Plaza, Plymouth Plaza, County Line Plaza, Rio Grande Plaza, Whitemarsh Shopping Center and Woodbourne Square.

"Montgomery Partnerships" means those partnerships which hold title to, or have an interest under an installment sales contract for, each of the Montgomery Properties.

"OP Units" means partnership interests in the Operating Partnership.

"Operating Partnership" means Montgomery CV Realty L.P., a Delaware limited partnership.

"Operating Partnership Agreement" means the amended limited partnership agreement of the Operating Partnership, a copy of which is attached to this Proxy Statement as Appendix B.

"Proposals" means the proposals submitted for approval by the stockholders of the Company in connection with the Master Agreement and the transactions contemplated therein.

"Royce" means Royce Realty, Inc., a Pennsylvania corporation.

"Shares" means the shares of Common Stock, par value $.01 per Share, of the Company.

"Subsidiary" means, with respect to any Person, any corporation, limited liability company, limited partnership, business trust or other entity of which securities having the power to elect a majority of that corporation's or other entity's board of directors (or other governing body) (other than securities having that power only upon the happening of a contingency that has not occurred) are held by such Person or one or more of its Subsidiaries.

"Trust" means Montgomery CV Trust, a Delaware business trust, a Subsidiary of the Company.

"Trust Plan" means the Montgomery CV Trust Executive Stock Option Plan, a copy of which is attached to this Proxy Statement as Appendix E.

                             CERTAIN CONSIDERATIONS

                  You should carefully review the considerations discussed below in deciding how to vote your proxy or to instruct the record holder of your shares to vote its proxy. Our Proxy Statement contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to be covered by the safe harbors provided by that Section. You should be aware that all forward-looking statements involve risks and uncertainties, including those described below and elsewhere in our Proxy Statement, in our 1996 Annual Report to Stockholders and in our annual and quarterly reports that are incorporated by reference in our Proxy Statement. Although we believe that the assumptions underlying these forward-looking statements are reasonable, any of our assumptions could be inaccurate. Therefore, we cannot assure you that these forward-looking statements will prove to be accurate. Moreover, in light of the significant uncertainties inherent in these forward-looking statements, we cannot assure you that our objectives and plans will be achieved.

NEW BUSINESS PLANS

                  If the Proposals are approved and the transactions contemplated by the Master Agreement are consummated, the Company will become primarily an equity REIT with an interest in a real estate management company which will manage the properties in which the Company is acquiring an interest and certain properties owned by third parties.

                  While the Master Agreement contemplates the acquisition of interests in 9 shopping centers and an office building and the conveyance by the Company to the Operating Partnership of substantially all of its assets (or the economic benefit of certain of its assets), subject to certain liabilities, the acquisition of each interest and the conveyance of such assets and liabilities is subject to certain conditions which, if not satisfied or waived by the Company by the Closing Date, may cause one or more of such interests not to be acquired nor any assets and liabilities to be conveyed. The Company has agreed to consummate the Closing if the conditions to the acquisition of the interests in at least the following assets are met: Danville Plaza, Mount Carmel Plaza, County Line Plaza and Rio Grande Plaza, and the interest to be transferred in Drexel as well as the employment arrangements with Louis P. Meshon, Sr.

                  In addition, representatives of the Company have received a number of inquiries about its interest in acquiring interests in properties from persons who are not parties to the Master Agreement and may receive additional inquiries prior to the Closing. Preliminary discussions have been or will be engaged in with certain of these persons, including a review of information concerning certain of their properties. Under the Operating Partnership Agreement, additional OP Units may be issued in exchange for interests in these or other properties after the Closing. However, no agreements in principle or definitive agreements, arrangements or understandings have been reached with any of them.

NEW MANAGEMENT -- CHANGE IN CONTROL

                  Following the closing of the transactions contemplated in the Master Agreement, our Company's Board of Directors will consist of four individuals designated by our Company and three individuals designated by the Montgomery Parties. The Company's designees are Stanley Brenner, Allyn L. Levy and Alan L. Shulman, current directors of our Company, and H. Irwin Levy, a former Chairman of the Board of Directors of our Company. (Mr. Allyn L. Levy is no relation to Mr. H. Irwin Levy.) The Montgomery Parties' designees are Louis
P. Meshon, Sr., Stanley S. Cohen and Milton S. Schneider.

                  The day-to-day operations of our Company and certain of its existing assets, whether or not transferred to the Operating Partnership or its Subsidiaries, (other than certain obligations of Hilcoast Development Corp. (together with any of its Subsidiaries, "Hilcoast") to the Company, the "Hilcoast Obligations") will continue to be managed by Hilcoast Advisory Services, Inc., a Subsidiary of Hilcoast, under its existing services agreement, as hereafter amended, until June 30, 1999. The Hilcoast Obligations will continue to be managed by the Company. (See "TRANSACTIONS WITH OTHERS.") The real estate properties in which the Company has an interest will be managed by Hilcoast.

                  Louis P. Meshon, Sr. will serve as President and Chief Executive Officer of the Company and will enter into an employment agreement under which he will serve as President and Chief Operating Officer of the Trust. Mr. Meshon will not receive any compensation from CV Reit, Inc. His employment agreement with the Trust, which is guaranteed by the Operating Partnership, has an initial five year term which is automatically extended annually unless terminated by either party at least 90 days prior to the end of any such year. Under the employment agreement, Mr. Meshon will receive (1) a base salary starting at $285,000 per year (subject to any future increases determined by the Trust's Compensation Committee), (2) a performance bonus equal to 5 percent of the improvement (as defined) for any year, if any, in Funds From Operations of the Company (or Funds From Operations of the Operating Partnership) over the average of the prior two years, (3) a discretionary bonus if awarded by the Trust's Compensation Committee, and (4) a Management and Leasing Termination Bonus if, upon termination of any existing agreements under which property had been managed by Drexel within three years after the Closing, Drexel would be entitled to receive a payment of any fees or commissions to the extent such payment exceeded a number equal to twice the projected gross annualized revenues as of the Closing Date that would be payable to Drexel under the terminated agreements. Mr. Meshon will also be granted options to purchase 150,000 Shares under the Montgomery CV Trust Executive Stock Option Plan which will vest over a 5 year period if he continues to be employed by the Trust. (See "APPROVAL OF MONTGOMERY CV TRUST EXECUTIVE STOCK OPTION PLAN.") He will also be entitled to participate in certain employee benefit plans and programs from time to time in effect. Mr. Meshon's base salary will be reduced to one half the then applicable amount and no performance bonus will be payable for the affected period if the Company fails to pay in any calendar quarter a dividend of at least $0.29 per Share unless the Board of Directors determines that such failure results from a breach by the Company of its representations and warranties in the Master Agreement, a default by Hilcoast in its payment obligations to the

Company under the Hilcoast Obligations, or the express terms of a transaction approved by the Company's Board of Directors.

                  The reduction in base salary and disqualification for a performance bonus will terminate when a dividend of at least $0.29 per Share has been declared and paid for four consecutive quarters. If Mr. Meshon's employment is terminated by the Company for cause (including death or disability) or by Mr. Meshon without specified good reason within five years after the Closing, Mr. Meshon will forfeit a number of the approximately 246,585 OP Units he is to receive at the Closing in exchange for his interest in Drexel in a declining amount equal to 100 percent if such termination occurs in the first year and declining by 20 per cent each year thereafter until the fifth year of his employment, in which the number forfeited will be 20 percent if such termination occurs in the fifth year of employment. If Mr. Meshon's employment is terminated by the Company without cause or by Mr. Meshon with good reason (including because he is no longer President and Chief Executive Officer of the Trust and the Company) or following certain changes in control of the Company or the Operating Partnership not approved in advance by the Board of Directors, he will become entitled to a payment equal to the greater of (i) the projected compensation payable to Mr. Meshon for the remainder of the term of the employment agreement or (ii) 199 percent of his annual salary for the year prior to such termination; but not in excess of amounts which are deductible under
Section 280G of the Code. Upon termination of his employment for death or disability, Mr. Meshon, or his estate, will be entitled to a payment equal to one year's Base Salary.

                  If the proposed amendment to the certificate of incorporation of our Company is approved, the Board of Directors of our Company will be divided into three classes. Three of the directors elected at the Special Meeting, Messrs. Brenner, Cohen and Allyn L. Levy, will serve until the next annual meeting of the Company; two of the directors elected at the Special Meeting, Messrs. Shulman and Schneider, will serve until the annual meeting of the Company in 1999; and two of the directors elected at the Special Meeting, Messrs. Meshon and H. Irwin Levy, will serve until the annual meeting of the Company in 2000, and, in each case, until their respective successors are elected. Thereafter, directors in each class will serve for three years and until their respective successors are elected.

                  H. Irwin Levy has agreed to vote the approximately 10.3 percent of the outstanding Shares of the Company's Common Stock owned or controlled by him in favor of the Proposals to be voted upon at the meeting. Alan J. Evans and Robert J. Cartegena, in their capacities as trustees of the Evans Family Trust, which has or controls the right to vote approximately 8.2 percent of the outstanding Shares of the Company's Common Stock, have also agreed to vote those Shares in favor of the Proposals to be voted on at the meeting.

                  A classified Board of Directors, the super majority vote of the Board required in certain instances and the severance provisions of Mr. Meshon's employment agreement may have the effect of impeding efforts of persons who in the future attempt to change the control of the Company in furtherance of transactions that may be in the interest of the stockholders of the Company. (See "CERTAIN CONSIDERATIONS -- Change in Control" and AMENDMENTS TO THE CERTIFICATE OF INCORPORATION.")

DIVIDENDS

                  The ability of the Company to continue to pay a dividend to stockholders and the amount of such dividend will be dependent on the future results of operations of the Trust and the Operating Partnership and, to a lesser extent, Drexel. While the transactions contemplated by the Master Agreement include certain provisions which are intended to enhance the likelihood that the Company will be able to pay a dividend of at least $0.29 per Share per quarter, no assurance can be given that these provisions will have the intended effect or that the business of the Trust and the Operating Partnership will produce sufficient distributions to enable the Company to make such payments. The proposed amendments to the certificate of incorporation and by-laws include provisions which will make it the Company's policy to acquire additional properties and interests in properties only if they are income producing. This policy can be enforced through the Company's ability to name, remove and replace the trustees of the Trust, which will be the general partner of the Operating Partnership. Any proposed acquisition of an additional property will have to be approved by the Company's acquisitions committee and will require a resolution by a majority of the Company's entire Board of Directors that the acquisition will not adversely affect the Company's regular quarterly dividend of at least $.29 per Share. Further, with certain limited exceptions (see "AMENDMENTS TO THE BY-LAWS"), if the Company does not declare and pay a dividend of at least $.29 per Share in any quarter, the compensation of the Company's chief executive officer will be reduced by 50 percent for that quarter and for each subsequent quarter until the Company declares and pays at least a $.29 per Share quarterly dividend for four consecutive quarters.

                  It is anticipated that Drexel will have adopted a bonus plan under which employees of Drexel and its affiliates, other than Mr. Meshon, will be entitled to participate in a bonus pool in an amount up to ten percent of the same improvement (as defined in Mr. Meshon's employment agreement), if any, in Funds From Operations which is the base for Mr. Meshon's five percent bonus under his employment agreement. (See "CERTAIN CONSIDERATIONS -- New Management -- Change in Control.") These provisions are intended to encourage the management of Drexel, the Trust and the Operating Partnership to seek to increase Funds From Operations available for distributions to the holders of OP Units, including the Company; however payment of any such bonuses will reduce the amount of any such increase in Funds From Operations.

                  Ownership of commercial real estate involves risks arising from changes in economic conditions generally and in the real estate market specifically, as well as risks which result from property-specific factors such as the failure or inability to make needed capital improvements, competition, reductions in revenue arising from decreased occupancy or reductions in the level of rents obtainable, and factors which increase the cost of operating, financing and refinancing properties such as escalating interest rates and wage rates, increased taxes, fuel costs and other operating expenses and casualties. All of these kinds of risks can result in reduced net operating revenues available for distribution and decreased Funds From Operations. The properties to be acquired will be operated after the Closing by Drexel and the ability of Drexel to manage the properties effectively notwithstanding such risks and economic conditions will affect the funds available for distribution.

                  The following table sets forth certain information about the Company's historical dividends declared for the last 20 quarters (5 years):

DIVIDENDS DECLARED              1997      1996      1995      1994      1993      1992
------------------              ----      ----      ----      ----      ----      ----
First quarter                   0.29      0.27      0.27      0.27      0.25
Second quarter                  0.29      0.29      0.27      0.27      0.25
Third quarter                   0.29      0.29      0.27      0.27      0.25
Fourth quarter                            0.27      0.27      0.25      0.25
                                ----      ----      ----      ----      ----      ----
                                0.87      1.14      1.08      1.08      1.00      0.25
                                ====      ====      ====      ====      ====      ====



INCREASE IN DEBT

                  As a result of the transactions contemplated under the Master Agreement, the Company's borrowings are expected to increase by approximately $33.6 million without any increase in stockholders' equity. (See "PROPERTIES TO BE ACQUIRED -- Other Information About the Properties To Be Acquired.")

PRO FORMA DECREASE IN NET INCOME AND NET INCOME PER SHARE

                  Also as a result of the transactions contemplated under the Master Agreement, 1996 depreciation increased on a pro forma basis by approximately $1.3 million and, as a result, the Company's 1996 net income on a pro forma basis decreased by approximately $1.1 million from $9.6 million to approximately $8.5 million, and the Company's 1996 pro forma net income per Share decreased from $1.20 per Share to $1.06 per Share. (See "UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION.") Additional depreciation generally does not affect the Company's Funds From Operations.

INTERESTS OF CERTAIN PERSONS

         MESHON INTERESTS

                  If the transactions contemplated by the Master Agreement are consummated, Mr. Meshon, a nominee for Director, will transfer to the Operating Partnership and its Subsidiaries his interests in up to eight of the properties in which interests are to be acquired and in Drexel in exchange for up to approximately 700,000 OP Units. The percentage interest of Mr. Meshon in particular properties is set forth in the ownership structure chart captioned

"Montgomery Properties," a copy of which is attached to this Proxy Statement as Appendix F. The exact number of OP Units he will receive will depend on which properties the Operating Partnership and its Subsidiaries acquire interests in at the Closing, the amount of certain Closing and post-Closing adjustments, and other factors. He will also enter into an employment agreement and receive options to acquire 150,000 Shares of the Company's Common Stock. (See "CERTAIN CONSIDERATIONS -- New Management -- Change in Control.") In addition, certain of the Montgomery Parties (including Mr. Meshon) will be entitled to receive one quarter of the brokerage fee payable under the Broker Agreement (see "THE MASTER AGREEMENT -- Terms of the Agreement -- Broker Agreement") in an amount up to approximately $105,000. Prior to the Closing, Drexel's articles of incorporation will be amended to provide that one of Drexel's purposes shall be to distribute, at least quarterly, all of its cash on hand less amounts for the payment of current expenses and for an adequate reserve for future expenses as determined by its Board of Directors. At the Closing, all of the non-voting stock of Drexel will be contributed to the Operating Partnership. Since the non-voting stock owned by the Operating Partnership will account for 95 percent of the outstanding shares of Drexel's voting and non-voting common stock, and since, except for voting, the non-voting stock will have rights identical to the voting stock including, among other things, as to dividends, upon the distribution of any dividends by Drexel the Operating Partnership shall receive 95 percent of such dividends. After the Closing, Mr. Meshon and his wife will own 99 percent of the voting common stock of Drexel, which will have exclusive management agreements with the owners of each of the properties in which interests are being transferred to the Operating Partnership or its Subsidiaries. At the Closing, that voting stock will be contributed to a voting trust. (See "INFORMATION ABOUT OTHER PARTIES TO THE MASTER AGREEMENT -- Drexel Realty, Inc.")

                  Mr. Meshon currently holds indirect ownership interests in at least three properties which are now, and after the Closing are intended to continue to be, managed by Drexel which will not be involved in the transactions contemplated in the Master Agreement. Drexel will continue to receive management and leasing fees for its services in connection with those properties.

                  The Company has agreed, if so requested by Mr. Meshon, to indemnify him and Paul H. Cohen (a general partner in Woodbourne Square) against liability on their personal guarantees of or other liability for certain loans secured by properties in which interests are being acquired. At the Closing, the Company will repay a bank loan made to Mr. Meshon personally and loaned by him to the owner of County Line Plaza, which will be wholly owned by the Operating Partnership after the Closing, in the principal amount of $1,000,000, which amount was used by the owner to pay part of the purchase price for County Line Plaza. (See "INFORMATION ABOUT OTHER PARTIES TO THE MASTER AGREEMENT -- The Montgomery Parties.")

         LEVY INTERESTS

                  If the transactions contemplated by the Master Agreement are consummated, H. Irwin Levy, a Company designee for Director, will transfer to the Operating Partnership and its Subsidiaries his interests in up to two of the Levy Properties in which interests are to be acquired in exchange for up to approximately 77,000 OP Units. The remaining interests in the two Levy Properties are owned by siblings of Mr. Levy or their immediate families or their estates or trusts established for the benefit of their families. The percentage interest of Mr. Levy and his family in particular properties is set forth in the chart captioned "Levy Properties - Ownership Interests" a copy of which is attached to this Proxy Statement as Appendix G. The aggregate number of OP Units the Levy Parties as a group will receive is estimated to be approximately 385,000. The exact number of OP Units Mr. Levy will receive individually or that the Levy Parties will receive in the aggregate will depend on which properties the Operating Partnership and its Subsidiaries acquire interests in at the Closing, the amount of certain Closing and post-Closing adjustments, and other factors.

INDEMNIFICATION

                  Each of the parties to the Master Agreement, including Mr. Meshon, Mr. Levy and the Company, is entitled to indemnification from certain other parties to that Agreement, including the Company, in the event the indemnifying party breaches certain of its covenants, representations or warranties. The Montgomery Parties and the Levy Parties, respectively, also agree to indemnify the Company for liabilities arising from the operation of the Montgomery Properties or Levy Properties, as the case may be, prior to the Closing. As discussed above, the Company has also agreed to indemnify Mr. Meshon and Paul H. Cohen with respect to liability on certain loans.

LACK OF APPRAISAL RIGHTS

                  You will not have appraisal rights under Delaware law should you choose to dissent from any of the proposals referred to in the Notice of Meeting.

POTENTIAL DILUTION; REGISTRATION RIGHTS

                  If holders of OP Units elect to redeem OP Units under the provisions of the Operating Partnership's Partnership Agreement, the Company may exercise its election to satisfy the Operating Partnership's redemption obligation by exchanging shares of its Common Stock for the OP Units redeemed in an amount determined as provided in the Partnership Agreement. (See "NEW OPERATING STRUCTURE -- The Operating Partnership.") The OP Units for which such shares are exchanged may, at the time of such redemption, have a fair market value more or less than the then fair market value of the shares of Common Stock issued and dilution in the value of outstanding Shares of Common Stock owned by stockholders could result from the exchange.

                  Under the Partnership Agreement, if the Company wishes to satisfy with Shares a redemption obligation to a holder of OP Units being redeemed, the resale of the Shares must be covered by a registration statement filed with the Securities and Exchange Commission unless the Shares are otherwise freely tradeable, under then applicable law, without a registration statement. In addition, the Company has agreed that it will use reasonable commercial efforts to cause a registration statement covering the resale of all Shares received in exchange for OP Units redeemed under the Partnership Agreement to be in effect for the two-year period beginning one year after the Closing. Similar arrangements could be entered into by our Company in the future if it acquires interests in additional properties.

                                MASTER AGREEMENT

BACKGROUND AND REASONS FOR ENTERING INTO THE MASTER AGREEMENT

                  After its qualification as a REIT in 1982 and its sale of certain real property it owned at that time, the Company's initial operating strategy consisted of investing in real estate mortgage notes principally in the form of loans to developers for the purpose of acquiring, developing or constructing real estate. As a result of economic conditions in the real estate market and the economy in general, in 1990 the Company decided to limit its new loan commitments to its existing borrowers. As a result, monies received from the repayment of existing mortgage notes and the sale of real estate were generally utilized to reduce the Company's outstanding borrowings or to fund a limited amount of new mortgage loan commitments. By the beginning of 1994, the Company had repaid all of its outstanding borrowings (other than its long-term collateralized mortgage obligations) and had significantly reduced its mortgage loan commitments.

                  While the Company has been evaluating alternative real estate investments, its available funds have been principally reinvested in high quality short-term corporate or government securities, which generally yield an average of 5 percent to 6 percent, as compared to an average of approximately 12 percent earned on the mortgage notes which were being repaid. Consequently, the Company concluded that it was appropriate to seek to acquire a portfolio of higher yielding real estate investments along with proven and experienced personnel to manage and enhance such a portfolio.

                  On December 11, 1995, the Company announced that it had entered into a Letter of Intent with WCI Communities L.P. ("WCI"), a private partnership that had recently purchased the Florida-based real estate development company formerly owned by Westinghouse Corporation. The transaction contemplated, among other items, that the Company would acquire a general partnership interest in a newly formed partnership which would own a portfolio of residential and commercial real estate acceptable to the Company. The parties were unable to reach agreement on terms for a definitive agreement and on March 26, 1996, the Company announced that negotiations with WCI had been terminated.

                  The Company then met with representatives of Sierra Financial, Ltd. ("Sierra"), which owned an interest in several community and neighborhood shopping centers and mortgages on other centers. Sierra introduced the Company to the Montgomery Parties, which through Drexel managed one of the Sierra owned centers along with other neighborhood shopping centers. The Company concluded that the Montgomery Parties had a property management team capable of expert and efficient management of community and neighborhood shopping centers, and that further negotiations were justified. Thereafter, the parties negotiated the terms of a transaction which contemplated the acquisition of certain properties owned by Sierra and certain properties managed by the Montgomery Parties and in which they had equity interests, but not including other neighborhood shopping centers managed by the Montgomery Parties in which they did not have equity interests.

                  Because of a death and other illness in the Levy family, two commercial properties, also in Pennsylvania, which had been managed by the family, became available for acquisition. As they were of a type and within the geographic area of properties managed by Drexel, the Company decided that acquisition of these properties would be compatible with the Montgomery Properties acquisition.

                  After a period of due diligence and evaluation, both the Montgomery Parties and the Company concluded that only three of the Sierra properties were desirable to be included in the transaction. The parties could not reach agreement on the values of two of the Sierra properties and therefore only one of the Sierra properties was to be included in the transaction. Thereafter Sierra elected to withdraw its one remaining property from the transaction, leaving the Montgomery Properties and the Levy Properties in the transactions contemplated under the Master Agreement.

REASONS FOR BOARD OF DIRECTORS' RECOMMENDATION

                  As of August 31, 1997, the Company's unrestricted cash, cash equivalents and short-term securities had increased to $13,468,000, with an average yield of approximately 5.65 percent. Although the Company's Funds From Operations has increased in recent years, principally due to additional revenues from income producing properties and expense reductions, such increases have been limited by the lower yields resulting from mortgage note repayments. If available funds continue to be reinvested in lower yielding cash equivalents and short-term securities, the Company's Funds From Operations may begin to decline. Accordingly, the Board of Directors believes that this is an appropriate time to consider the transactions contemplated under the Master Agreement.

                  The Company's Funds From Operations ("FFO") generally consist of net income (computed in accordance with generally accepted accounting principles) before recovery of previously recorded losses and depreciation of real property (including the Company's share of depreciation in connection with its equity earnings in unconsolidated partnerships). The Company believes that FFO is an appropriate measure of operating performance because real estate depreciation charges are not meaningful in evaluating the operating results of the Company's current properties and certain non-recurring items, such as the recovery of previously recorded losses, are not relevant to ongoing operations. However, FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and should not be considered as an alternative to either net income as a measure of the Company's operating performance or to cash flows from operating activities as an indicator of liquidity or cash available to fund all cash flow needs. In addition, since other REITs may not calculate FFO in the same manner, FFO reported by the Company may not be comparable to that reported by other REITs.

                  The table below sets forth certain historical information of the Company's Common Stock during certain periods based on the high and low prices on the New York Stock Exchange:


                             Stock Prices Since 1992

       Stock Price             High         Low                  Stock Price                 High              Low
       -----------             ----         ---                  -----------                 ----              ---
1997                                                          1996
   First quarter               14           12-3/8               First quarter              11-7/8           10-5/8
   Second quarter              12-7/8       11-1/4               Second quarter             11-1/2           10-3/8
   Third quarter               14           12-1/2               Third quarter              12-1/8           11
                                                                 Fourth quarter             13-3/4           11-7/8

1995                                                          1994
   First quarter                9-1/2        8-7/8               First quarter              11-1/2            9
   Second quarter               9-7/8        8-7/8               Second quarter             10-7/8            9-1/4
   Third quarter                9-3/4        8-7/8               Third quarter               9-5/8            8-3/4
   Fourth quarter              11-1/4        9-3/8               Fourth quarter              9-5/8            8-3/8

1993                                                          1992
   First quarter               11-1/2        7-3/8               First quarter               5-3/4            4-1/2
   Second quarter              10-1/4        9-1/2               Second quarter              6-1/4            4-3/4
   Third quarter               11            9-5/8               Third quarter               7-1/4            5-1/4
   Fourth quarter               9-5/8        9-1/8               Fourth quarter              8-3/8            6-1/2



         The Board of Directors believes that consummation of the transactions contemplated by the Master Agreement is consistent with its overall strategy of increasing Funds From Operations and funds available for distribution. This strategy includes:

         o maximization of cash flow through the efficient operation of the properties in which the Company has an interest, including active leasing and property management, maintenance of high occupancy levels, increasing rental rates and controlling operating and capital costs; and

         o acquisition of additional properties which satisfy the Company's criteria, at favorable prices, including properties requiring renovation or re-leasing.

                  The Board of Directors believes that the proposed transactions will secure for the stockholders an experienced property management team to provide efficient management of the community and neighborhood shopping center properties in which interests are to be acquired and to pursue long-term growth of the Company's assets.

                  The Company also believes that increasing its portfolio of properties will allow it greater access to financing sources, including securitized debt and public capital markets. Upon the consummation of the transactions contemplated in the Master Agreement, it will be the Company's policy to acquire additional properties and interests in properties only if they are income producing. Any proposed acquisition of an additional property will have to be approved by the Company's acquisitions committee and will require a resolution by a majority of the Company's entire Board of Directors that the acquisition will not adversely affect the Company's regular quarterly dividend of at least $.29 per Share. The Company can enforce these policies through its ability, if necessary, to remove and replace the managing trustees of the Trust, which, as described below, will hold the general partner interest in the Operating Partnership. Further, with certain limited exceptions (see "AMENDMENTS TO THE BY-LAWS"), if the Company does not declare and pay a dividend of at least $.29 per Share in any quarter, the compensation of the Company's chief executive officer will be reduced by 50 percent for that quarter and for each subsequent quarter until the Company declares and pays at least a $.29 per Share quarterly dividend for four consecutive quarters. (See "CERTAIN CONSIDERATIONS - New Management -- Change in Control.")

                  In evaluating and negotiating the proposed transactions under the Master Agreement, the Company conducted extensive due diligence activities with respect to the properties to be acquired and received detailed representations and warranties with respect to factual matters, including financial information, relevant to the value of the properties to be acquired. The Board of Directors has also received appraisals, title reports, audited financial statements (with respect to certain significant properties, which are included with this Proxy Statement), environmental reports and engineering reports prepared by independent third party professionals with respect to the various properties in which interests are to be acquired. Under the Master Agreement, the Company has the right to require the delivery of additional reports, if necessary, by the Closing Date and title insurance will be obtained. In addition, management engaged experienced real estate professionals at Ernst & Young LLP to assist in the due diligence process and review certain factual data and reports relating to the properties. Ernst & Young LLP has issued a letter to the Board of Directors describing certain procedures followed in connection with the due diligence activities of the Company and their conclusions, which support the Board's analysis of the proposed transaction. Ernst & Young LLP has made no recommendation or taken any position as to the value of the properties to be acquired or the fairness of the transactions to our Company or its stockholders.

VOTE REQUIRED

                  The affirmative vote of a majority of the Shares of Common Stock outstanding is required to approve the Master Agreement and the transfers of properties and other transactions contemplated by the Master Agreement. Approval of the Master Agreement is conditioned on approval of the other Proposals, all of which must be approved or none of them will be approved. Abstentions and broker non-votes will be counted for quorum purposes, but are not considered present or eligible to vote. Consequently, an abstention or a broker non- vote will be the equivalent of a vote against the adoption of the Master Agreement.

                  THE BOARD OF DIRECTORS, FOR THE REASONS DISCUSSED ABOVE, RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE MASTER AGREEMENT AND THE TRANSFER OF PROPERTIES AND OTHER TRANSACTIONS CONTEMPLATED THEREIN.

TRANSACTIONS UNDER THE MASTER AGREEMENT

                  The Master Agreement contemplates a number of related transactions that are expected to occur simultaneously and are intended to result in the Company, directly or indirectly, obtaining interests in up to 9 shopping centers and an office building comprising the Montgomery Properties and the Levy Properties and in Drexel, a property management business. The properties to be acquired and the Company's interest in Drexel will be owned, directly or indirectly, by the Operating Partnership, and the Company, through its wholly owned Subsidiary, the Trust, will own at least an 81.3 percent interest in the Operating Partnership. (See "NEW OPERATING STRUCTURE.") As part of the contemplated transactions, the Company will convey substantially all of its existing properties and assets (or the economic benefit of certain of its assets), subject to certain liabilities, to the Operating Partnership. As discussed above, the exact number of properties to be acquired by the Operating Partnership, and therefore the percentage ownership in the Operating Partnership represented by the number of OP Units which the Company will receive, will not be finally determined until Closing when it will be determined as to each property if the conditions to the acquisition of the interests in such property to be acquired have been satisfied. These conditions include obtaining any required consents to the transactions contemplated including consents from certain lenders and other typical closing conditions.

                  The number of OP Units to be issued to the Montgomery Parties and the Levy Parties with respect to each of the interests to be transferred to each of them, respectively, is set forth in the Master Agreement, but is subject to adjustment based on expense allocations, closing adjustments and post-closing adjustments and with respect to factual matters which may occur or be discovered on or before the Closing Date. For purposes of computing any such adjustments under the Master Agreement, the OP Units and the Shares are each deemed to have a value of $11. The number of OP Units to be issued to Mr. Meshon with respect to the interest in Drexel to be transferred is set forth in the Master Agreement, but may be reduced in the event the leasing fees received by Drexel in 1997 are less than the amount of leasing fees received by Drexel in 1996. Any reduction will be based on changes in Drexel's annualized net operating income.

                  It is contemplated that simultaneously with the Closing, Glenmont Associates, LP ("Glenmont"), the owner of the Whitemarsh Shopping Center, will redeem the partnership interests of certain general and limited partners for cash pursuant to a Redemption Agreement entered into by the partners of Glenmont. The Company has agreed to contribute the redemption price of up to, but not more than, $1,375,000 to Glenmont to fund such redemption.

                  At the Closing, persons or entities transferring interests in real property or shares in Drexel will receive OP Units which are subject to certain restrictions on further transfer. Generally, without the consent of the Trust, the Montgomery Parties and Levy Parties cannot sell or otherwise dispose of their OP Units during the one-year period following the Closing. Thereafter, unless for the benefit of immediate family members or a permitted pledge in connection with certain loans, transfers of OP Units held by the Montgomery Parties and Levy Parties are subject to certain restrictions and the consent of the Trust. (See "THE OPERATING PARTNERSHIP.") The Trust may transfer its OP Units representing its limited partnership interests at any time, but, if the Trust and its affiliates do not own at least 95 percent of the OP Units, it may not transfer its OP Unit representing its general partnership interest or withdraw as general partner without the consent of certain of the limited partners. Mr. Meshon will deliver into escrow for one year all of the OP Units he personally, directly or indirectly, receives in exchange for interests in the Montgomery Properties (but not Drexel) and H. Irwin Levy will deliver into escrow for one year 30 percent of the OP Units he personally, directly or indirectly, receives in exchange for interests in the Levy Properties. If the Company is entitled to indemnification from Mr. Meshon or H. Irwin Levy under the Master Agreement based on a breach of any representation, warranty or covenant, it may demand payment in OP Units out of the OP Units being held in escrow.

                  The OP Units received by Mr. Meshon in exchange for the shares of Drexel being transferred may be subject to forfeiture in whole or in part under his employment agreement if his employment terminates prior to five years after the Closing. (See "CERTAIN CONSIDERATIONS -- New Management -- Change of Control.")

                  The Master Agreement provides that the Company will use reasonable commercial efforts to keep in effect during the two year period starting one year after the Closing a registration statement covering resales of any Shares received, at the Company's option, in exchange for OP Units redeemed by limited partners. In addition, under the Partnership Agreement, the Company may exercise its rights to exchange Shares for the OP Units of a limited partner redeeming OP Units only if a registration statement covering the resale of such Shares is in effect within 60 days after such election, unless the Shares are otherwise freely tradeable, under then applicable law, without a registration statement. The Company has also agreed for the benefit of certain limited partners (which may include Mr. Meshon) who will acquire their OP Units as a result of the acquisition of the Chesterbrook Village Center that they will have the benefit of any additional registration rights hereafter added to the registration rights provisions of the Partnership Agreement and that in certain cases the Company will add the Shares they obtain and propose to resell upon redemption of OP Units to any pending registration statement within 48 hours, and may enter into similar agreements with others.

                  If the Closing is not effected as of the last day of a fiscal quarter, the Montgomery Parties and Levy Parties are also required to deliver to the Operating Partnership at the Closing cash in the amount of the funds from the operation of the properties transferred for the period from the end of the prior fiscal quarter through the Closing Date.

TERMS OF THE MASTER AGREEMENT

                  Even if the conditions to the transfer of all the Montgomery Properties are not met, the Master Agreement requires the Company to consummate the transactions as to which the conditions have been met so long as Meshon enters into the Employment Agreement and the conditions have been met as to at least acquisition of the interests in the following assets: Danville Plaza, Mount Carmel Plaza, County Line Plaza, Rio Grande Plaza and the interest to be transferred in Drexel.

   CONDITIONS

                  The Company is not required to consummate any of the transactions under the Master Agreement unless certain conditions are met or waived by the Company, including (i) stockholder approval of the Proposals; (ii) all necessary consents having been obtained; (iii) continued accuracy of representations and warranties of and compliance with covenants by the other parties; (iv) the Company having received an agreed upon procedures letter from Ernst & Young LLP on or before the Closing Date in form satisfactory to the Company and not having received from BDO Seidman, LLP, its independent certified public accountants, or Ernst & Young LLP, a letter to the effect that the Company's projected real estate investment trust taxable income (without regard to the dividends paid deduction or net operating loss carry forwards) after giving effect to the transactions to be consummated will exceed, or that its projected income will not equal or exceed, $1.16 per Share; (v) no events or state of facts existing or having occurred which in the reasonable opinion of the Company would cause the consummation of the transactions to cause a risk to the continued qualification of the Company as a REIT or cause a risk that
Section 721(a) of the Internal Revenue Code will not apply to the contemplated transactions; (vi) no events having occurred which have a material adverse effect on the Montgomery Properties, Drexel or the Levy Properties; and (vii) approval by the New York Stock Exchange of the additional listing application. (See "MASTER AGREEMENT -- Terms of the Master Agreement -- Listing of Shares.") The Company is not obligated to consummate the transactions with the Levy Parties if it does not consummate the transactions with the Montgomery Parties.

                  The Montgomery Parties and the Levy Parties are each not required to consummate any of the transactions under the Master Agreement unless certain conditions are met or waived by Mr. Meshon on behalf of the Montgomery Parties or Mr. Levy on behalf of the Levy Parties, including (i) stockholder approval of the Proposals; (ii) all necessary consents having been obtained;
(iii) continued accuracy of representations and warranties of and compliance with covenants by the other parties; (iv) approval by the New York Stock Exchange of the additional listing application; and (v) no events having occurred which have or would be reasonably likely to have a material adverse effect on the Company or its properties taken as a whole.

   LISTING OF SHARES

                  The Company has applied to The New York Stock Exchange for additional listing of the Common Stock reserved for issuance pursuant to the Company's obligations under the Partnership Agreement to provide Shares if it elects to satisfy a redemption request by delivery of Shares and under the Trust Plan or the Drexel Plan.

   REGULATORY REQUIREMENTS

                  There are no material federal or state regulatory requirements that the Company or the other parties to the Master Agreement must comply with or approvals that must be obtained to consummate the Master Agreement, other than the furnishing of this Proxy

Statement to stockholders of record on the record date and to certain beneficial owners of Common Stock and obtaining the approval of the New York Stock Exchange for the listing of the additional Shares.

   AMENDMENTS

                  Amendments to the Master Agreement must be in writing and signed by the party to be bound by the amendment.

   DREXEL MANAGEMENT AGREEMENTS

                  Upon the consummation of the transactions contemplated in the Master Agreement, Drexel will enter into (i) a Master Exclusive Leasing and Management and Executive Services Agreement with the Trust, pursuant to which Drexel will provide certain property management and executive services to the Trust, and (ii) management agreements with the property partnerships, pursuant to which Drexel will become the sole and exclusive agent to perform the leasing, operation, management, maintenance and supervision services with respect to the properties owned by the Operating Partnership and any properties that might be acquired by the Operating Partnership in the future. Drexel will be reimbursed on a monthly basis for all direct and indirect costs and expenses it incurs in carrying out its duties under these agreements and will receive customary management and leasing fees. Each agreement to manage the properties shall continue until terminated by the owners of the respective properties.

                  Drexel will also continue to perform management services under existing management contracts with respect to properties owned by third parties located in Pennsylvania and New Jersey. It is not contemplated that Drexel will seek any additional third party management contracts.

                  Upon the consummation of the transactions contemplated in the Master Agreement, Drexel will also adopt the Drexel 1997 Stock Option Plan (the "Drexel Plan"), which, generally, will provide for the issuance to employees of Drexel and its designated Subsidiaries (which excludes the Company) and all non-employee directors of Drexel of non-qualified stock options to purchase a maximum of 400,000 Shares of Common Stock of the Company. The Company contemplates that such options shall not be exercisable until one year after the Closing Date. Pursuant to the amendments to the Company's certificate of incorporation being submitted to stockholders for approval together with the Master Agreement and the transactions contemplated therein (under which, among other things, the Company will acquire a 95 percent equity interest in Drexel), the Company proposes to increase the number of its authorized Shares of Common Stock, among other reasons, to provide for sufficient Shares to satisfy the requirements of the Drexel Plan. (See "CERTAIN CONSIDERATIONS -- Interests of Certain Persons -- Meshon Interests" and "AMENDMENTS TO THE CERTIFICATE OF INCORPORATION.") Upon the exercise of stock options by participants in the Drexel Plan, Drexel may purchase Shares from the Company or in the market at a price equal to the fair market value of the Shares at that time. In the event that the option exercise price is less than such fair market value, the excess will be reimbursed to Drexel by the Operating Partnership or the Trust under the Partnership Agreement and the Master Exclusive Leasing and Management and Executive Services Agreement and property management agreements contemplated thereunder. (See "NEW OPERATING STRUCTURE -- The Operating Partnership.") Such reimbursements may reduce the Operating Partnership's Funds From Operations. If an exemption from registration is not then available, the Company intends to use reasonable commercial efforts to register the Shares issuable under the Drexel Plan pursuant to the registration statement it may be obliged to file for the benefit of holders of OP Units seeking to redeem their OP Units for Shares and then resell such Shares. (See "MASTER AGREEMENT -- Transactions Under the Master Agreement.")

   BROKER AGREEMENT

                  The Company, Drexel, Sierra, Sternlieb Properties LLC ("Sternlieb") and Real Mark Advisory Corp. ("RMAC") are parties to a Broker Agreement dated April 24, 1997 (the "Broker Agreement"), pursuant to which Sternlieb and RMAC were engaged to act as financial advisor in connection with the acquisition of real property by the Company of certain listed properties with respect to which Drexel, Royce, Mr. Meshon or another Montgomery Party, is a general partner, maintains an ownership interest in or is the property manager or managing agent. Pursuant to the Broker Agreement, Sternlieb and RMAC will be entitled to a transaction fee of 1 percent of the gross proceeds (as defined in the Broker Agreement) of the sale of the Montgomery Properties. Certain of the Montgomery Parties (including Mr. Meshon) will receive an aggregate of 25 percent of such transaction fee. For purposes of calculating the transaction fee to be paid, any OP Units to be received as a portion of the purchase price will be valued at $11 per OP Unit.

   TERMINATION

                  The Company may terminate the Master Agreement in certain circumstances including, among others, (1) if the Company's stockholders do not approve the Master Agreement and the transfers of properties and other transactions contemplated therein, (2) if any representation or warranty by any of the Montgomery Parties is untrue in any material respect and such breach is not cured with 15 days of notice to Mr. Meshon, (3) if any of the Montgomery Parties materially default in performing their obligations under the Master Agreement and such breach is not cured within 15 days of notice to Mr. Meshon,
(4) if any material part of any Montgomery Property is taken by exercise of the power of eminent domain prior to the Closing and (5) if title insurance for any of the Montgomery Properties cannot be obtained. Additionally, the Company can terminate the Master Agreement if the Closing has not taken place by December 31, 1997, provided the Company is not in default. The Montgomery Parties and the Levy Parties have certain analogous rights to terminate the Master Agreement, and the Master Agreement can be terminated by written agreement of the Company and Mr. Meshon at any time.

                             NEW OPERATING STRUCTURE

                  The Company's operations, pursuant to the terms of the Master Agreement, will be conducted through a new operating structure. The Company essentially will be a holding company with no significant assets other than its indirect interest in the Operating Partnership; it may hold legal title to certain assets as to which the economic benefits are assigned to the Operating Partnership and it will have responsibility for certain retained immaterial contingent liabilities.

                  The structure of the transactions is intended to enable those persons conveying assets to the Operating Partnership to defer certain tax consequences of the transaction, to qualify the Trust as a qualified REIT subsidiary under the Internal Revenue Code and a qualified real estate investment trust subsidiary under the laws of the state in which the majority of the properties are operated, and to permit the Company, through the Operating Partnership, to acquire additional properties in the future in a structure that may enable the transferors of such properties to defer the recognition of taxable gain.

                  The chart below sets forth the principal entities in the new operating structure:


[The Company's proxy statement includes a chart setting forth the principal entities in the new operating structure upon consummation of the transactions contemplated in the Master Agreement as follows:

   CV Reit, Inc. will hold all beneficial interests in the Trust, which will hold the general partner interest and limited partner interests in the Operating Partnership. The other holders of limited partner interests in the Operating Partnership will be the Montgomery Parties, the Levy Parties, Mr. Meshon and Mr. Levy. The Operating Partnership will hold 100 percent of the non-voting stock and 1 percent of the voting stock (together comprising 95 percent of the total equity) in Drexel. Mr. Meshon and his wife will hold 99 percent of the voting stock (comprising 5 percent of the equity) in Drexel, and the interests in Drexel of Mr. Meshon and his wife will be held in a voting trust. Drexel will own 100 percent of the common stock of Royce Realty, Inc. and MGA Payroll Company Inc. The Operating Partnership will own, indirectly through wholly-owned subsidiaries, the Montgomery Properties and the Levy Properties as well as the existing assets of the Company (or the economic benefit thereof).]

THE TRUST

                  Montgomery CV Trust (the "Trust") is a Delaware business trust of which the Company is the 100 percent beneficial owner. The trustees of the Trust include a resident trustee and managing trustees. All responsibility for managing the business and affairs of the Trust is delegated exclusively to the managing trustees. The resident trustee acts only at the direction of the managing trustees, who may be replaced at any time, with or without cause, by the Company. The trustees are exculpated from personal liability arising from entering into the Master Agreement or from the operation of the business and affairs of the Trust. Except for the OP Units representing limited partnership interests issued to the Montgomery Parties and the Levy Parties at the Closing, the OP Units representing the remaining limited partnership interest and all of the general partnership interest in the Operating Partnership will be owned by the Trust. As noted above (see "INTRODUCTION"), except where the context otherwise requires, references to the Company in this proxy statement include the Trust, which will serve as general partner of the Operating Partnership.

THE OPERATING PARTNERSHIP

                  The Company will contribute substantially all of its assets (or the economic benefit of its assets), subject to certain liabilities, to Montgomery CV Realty L.P. (the "Operating Partnership"), a Delaware limited partnership, in exchange for the general partner interest and certain limited partner interests in the Operating Partnership ("OP Units") to be issued to the Company's wholly-owned Subsidiary, the Trust. The Trust will serve as the sole general partner of the Operating Partnership and will own at least approximately
81.3 percent of the outstanding OP Units. The Operating Partnership will also issue OP Units to other parties to the Master Agreement in exchange for assets, stock or partnership interests contributed to the Operating Partnership by these parties. Upon the Closing of the transactions contemplated under the Master Agreement, the Montgomery Parties will own up to approximately 14.8 percent of the OP Units and the Levy Parties will own up to approximately 3.9 percent of the OP Units, subject to adjustment in each case as provided in the Master Agreement.

                  Generally, as the sole general partner of the Operating Partnership, the Trust exclusively will possess all management powers over the business and affairs of the Operating Partnership and will have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Operating Partnership, including the ability to cause the Operating Partnership to enter into certain major transactions, such as the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation, or exchange of any asset of the Operating Partnership. However, the Operating Partnership has agreed that it will not sell certain of the properties contributed to the Operating Partnership until various dates after the Closing not later than July 31, 2002, and also will not make certain prepayments or refinancings of certain of the mortgages to which such properties are subject prior to various dates not later than July 31, 2002, unless certain of the contributing limited partners consent to such sale, prepayment or refinancing.

                  The holders of the OP Units other than the Trust, as limited partners in the Operating Partnership, will not have any right to participate in the management of the Operating Partnership, except that the Trust (in its capacity as sole general partner) may be required to seek the consent of limited partners holding a majority of the OP Units (not including OP Units originally issued to and still held by the Trust) to amend the Operating Partnership Agreement (the "Partnership Agreement").

                  In addition, in the case of certain specified amendments of the Partnership Agreement, the Trust will be required to seek the consent of each limited partner that is adversely affected by such amendment. The Company will be required to seek the consent of a majority of the holders of the then outstanding OP Units (including OP Units held by the Trust) before engaging in any merger, consolidation, sale of substantially all of its assets, or other "Termination Transaction," as such term is defined in the Partnership Agreement.

                  As the sole general partner of the Operating Partnership, the Trust has the ability to cause the Operating Partnership to issue additional OP Units, subject to certain restrictions set forth in the Partnership Agreement and can cause the Operating Partnership to acquire interests in additional properties including for OP Units without the consent of any other partners.

                  The Partnership Agreement provides that, if the Operating Partnership requires additional funds to pursue its investment objectives, the Trust may fund such investments by (i) causing the Operating Partnership to issue additional OP Units, (ii) making additional capital contributions to the Operating Partnership, (iii) causing the Operating Partnership to borrow money,
(iv) making a loan to the Operating Partnership, or (v) causing the Operating Partnership to sell any of its assets or properties (subject to the limitation discussed above). Among other purposes, the Trust may make additional capital contributions to the Partnership for payment to Drexel in connection with the acquisition of Shares from the Company by Drexel under the Drexel Plan. (See "MASTER AGREEMENT -- Terms of the Master Agreement -- Drexel Management Agreements.") However, the Trust does not have the right to require OP Unit holders to make additional contributions to the Operating Partnership.

                  The Partnership Agreement provides that if the Company issues debt securities (other than to allow the Company to pay its regular quarterly dividend or maintain its REIT qualification), preferred stock, common stock (except as is needed to allow for the redemption of OP Units for Shares) or rights, options, warrants or convertible or exchangeable securities containing a right to purchase debt securities, preferred or common stock of the Company, then, (i) if debt securities are issued, the Trust must lend to the Operating Partnership an amount equal to the proceeds from such debt securities on the same terms and conditions applicable to such debt securities and (ii) if equity securities (including Shares) are issued, then the Trust must contribute to the Operating Partnership an amount equal to the proceeds from such securities including any subsequent conversion thereof (if applicable). If equity securities on a parity with the Shares are issued, then the Operating Partnership must provide to the Trust a number of additional OP Units equal to the number of securities issued multiplied by a factor designed to adjust for transactions in which Shares may be issued, redeemed or exchanged without a corresponding change in the number of OP Units.

                  The Partnership Agreement provides that the Trust may not voluntarily withdraw from the Operating Partnership or transfer or assign its general partner interest in the Operating Partnership, unless the Trust owns 95 percent of the OP Units or limited partners holding a majority of the OP Units (other than OP Units originally issued to and still held by the Trust) consent to such transfer or withdrawal or such transfer is to an entity which is wholly-owned by the Company. Except as provided in the preceding sentence, in the event the Trust withdraws as general partner, its general partner interest will be converted into a limited partner interest.

                  The Partnership Agreement provides that it is a purpose of the Operating Partnership that, to the extent consistent with the operation of the Operating Partnership in a prudent manner, all of the activities of the Operating Partnership should be conducted with a view to enabling the Operating Partnership to make distributions to all partners of at least $.29 per OP Unit per quarter and such additional amount, if any, as is sufficient to enable the Company to pay a regular quarterly dividend of at least $.29 per Share and any other dividend required to cause the Company to continue to qualify as a REIT. Distributions by the Operating Partnership and allocations of Operating Partnership items will generally be made in proportion to holdings of OP Units. The Montgomery Parties and the Levy Parties and their assignees will generally be prohibited from transferring their OP Units without the consent of the Trust for a period of twelve months commencing with the date of the consummation of the transactions contemplated under the Master Agreement.

                  The Partnership Agreement grants OP Unit holders, other than the Trust, the right to require the Operating Partnership to redeem their OP Units for cash at any time after the expiration of the twelve month period following the Closing (unless the Trust otherwise consents to a shorter holding period of not less than 6 months). However, the Trust will have the right to assume the obligation of the Operating Partnership with respect to any OP Units tendered for redemption by any OP Unit holders and to acquire such OP Units in exchange for cash or Shares of the Company's Common Stock at the option of the Trust, provided that a registration statement is in effect with respect to any Common Stock the Trust uses to satisfy its obligation to such OP Unit holders (unless the Shares of that stock are otherwise freely tradeable, under then applicable law, without a registration statement). The Partnership Agreement also provides that if the Trust elects to exchange Common Stock for OP Units tendered for redemption, then the number of Shares of stock to be issued will generally be equal to the number of OP Units tendered for redemption.

                  The Operating Partnership will continue until December 31, 2096, or until sooner dissolved pursuant to terms of the Partnership Agreement.

                          INFORMATION ABOUT OUR COMPANY

                  The following information concerning the Company is incorporated by reference in this Proxy Statement:

          1. The Company's Annual Report on Form 10-K for the year ended December 31, 1996;

          2. The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31 and June 30, 1997; and

          3. The Company's Current Report on Form 8-K filed to report an event of May 6, 1997.

     (See "INCORPORATION BY REFERENCE OF CERTAIN SUBSEQUENTLY FILED DOCUMENTS.")

             INFORMATION ABOUT OTHER PARTIES TO THE MASTER AGREEMENT

THE MONTGOMERY PARTIES

                  The Montgomery Parties are comprised of Mr. Meshon and certain other persons and entities which in different combinations, directly and indirectly, own with Mr. Meshon the Montgomery Properties described herein. (See "PROPERTIES TO BE ACQUIRED -- The Montgomery Properties.") Except for Danville Plaza, Mount Carmel Plaza and Rio Grande Plaza (properties valued at approximately $14.9 million), Mr. Meshon does not own more than 50 percent of any of the Montgomery Properties or have the power to direct their disposition.

                  Mr. Meshon holds, as nominee for the Operating Partnership, a
99.9 percent limited partner interest in the limited partnership which owns County Line Plaza. Mr. Meshon also owns the entity which holds the .01 percent general partner interest in that limited partnership. Mr. Meshon acquired these interests in June 1997. As part of the transactions contemplated under the Master Agreement, Mr. Meshon's general partner and limited partner interests in the limited partnership which owns County Line Plaza will be transferred to the Trust and the Operating Partnership, or their designee, without additional consideration to Mr. Meshon. No OP Units will be conveyed to Mr. Meshon for such interests.

DREXEL REALTY, INC.

                  Drexel, a Pennsylvania corporation, was incorporated on October 11, 1977. Drexel is engaged in the development, brokerage, construction, leasing and management of real estate. Drexel performs these services for the Montgomery Properties, as well as for approximately 25 properties located in the Commonwealth of Pennsylvania and the State of New Jersey which are owned by third parties. It is not contemplated that Drexel will seek any additional third party management contracts in the future. Currently, Drexel is owned 100 percent by Mr. Meshon. Upon the consummation of the transactions described in this Proxy Statement, Drexel will be owned by the Operating Partnership, which will own 100 percent of the non-voting stock and 1 percent of the voting stock of Drexel, and by the Louis P. Meshon, Sr. Voting Trust (the "Voting Trust"), which will own 99 percent of the voting stock of Drexel for the benefit of Mr. Meshon and his wife. Mr. Meshon will be the trustee of the Voting Trust, with authority to exercise all of the rights under the voting stock of Drexel held in the Voting Trust. However, Mr. Meshon will be replaced as trustee of the Voting Trust if he ceases to be President and Chief Executive Officer of the Company or in the event of his death, incapacity or bankruptcy. In such event, Wilmington Trust Company of Pennsylvania Inc. will become the successor trustee. The terms of Drexel's articles of incorporation and the relative rights of its voting and non-voting stock shall be such that, upon the distribution of any dividends by Drexel, the Operating Partnership shall receive 95 percent of such dividends.

ROYCE REALTY, INC.

                  Royce Realty, Inc., a Pennsylvania corporation ("Royce"), was incorporated on March 20, 1978. Royce holds a real estate brokerage license on behalf of Drexel, and has entered into real estate management agreements, as nominee for Drexel, with various third parties with respect to property located in the Commonwealth of Pennsylvania and the State of New Jersey. Currently Royce is owned 100 percent by Mr. Meshon. As a part of the consummation of the transactions described in this Proxy Statement, Royce will be owned 100 percent by Drexel.

MGA PAYROLL COMPANY INC.

                  MGA Payroll Company Inc., a Pennsylvania corporation ("MGA Payroll"), was incorporated on March 1, 1995. MGA Payroll employs certain individuals who are employed at the various shopping centers managed by Drexel, including the Montgomery Properties and third party owned properties, and at the offices of Drexel and its affiliates. Currently, MGA Payroll is owned 100 percent by Mr. Meshon. As a part of the consummation of the transactions described in this Proxy Statement, MGA Payroll will be owned 100 percent by Drexel.

THE LEVY PARTIES

                  The Levy Parties are comprised of H. Irwin Levy and siblings of Mr. Levy or their immediate families or their estates or trusts established for the benefit thereof. The Levy Parties own the Levy Properties described herein. (See "PROPERTIES TO BE ACQUIRED -- The Levy Properties.")

                            PROPERTIES TO BE ACQUIRED

                  The Montgomery Properties consist of seven shopping centers and one office building including County Line Plaza, which is owned by a limited partnership in which Mr. Meshon holds a 99.9 percent limited partner interest as nominee of the Operating Partnership and in which Meshon also owns a 0.1 percent general partner interest, in each case which were acquired in June 1997, each of which is to be transferred to the Operating Partnership and the Trust, or their designee, without additional consideration. Five of the shopping centers and the office building are located in Pennsylvania, and the remaining shopping centers are located in New Jersey. The Montgomery Properties contain in the aggregate 587,937 square feet of total GLA, all of which is owned by the Montgomery Partnerships. As of August 31, 1997, the Montgomery Properties were 98.9 percent leased.

                  The Levy Properties consist of one shopping center located in Dickson City, Pennsylvania and one single user retail property located in Wilkes-Barre, Pennsylvania. The Levy Properties contain in the aggregate 55,624 square feet of total GLA, all of which is owned by the Levy Parties. As of August 31, 1997, the Levy Properties were 100 percent leased.

                  A description of each of the Montgomery Properties and the Levy Properties is set forth below. Certain historical and other information concerning the Montgomery Properties and the Levy Properties is set forth in the accompanying tables.

THE MONTGOMERY PROPERTIES

                  CHESTERBROOK VILLAGE CENTER. Chesterbrook Village Center is a community shopping center located in Wayne, Pennsylvania, a suburb of Philadelphia. Chesterbrook Village Center consists of 122,316 square feet of GLA. Chesterbrook Shopping Center, a Pennsylvania limited partnership, holds equitable title to the Chesterbrook Village Center pursuant to an installment sales agreement with the Chester County Industrial Development Authority. The major anchor of Chesterbrook Village Center is Genuardi's Supermarket, which leases 38,502 square feet of GLA. Chesterbrook Village Center consists of 41 stores. As of August 31, 1997, Chesterbrook Village Center was 94.9 percent leased. The address of Chesterbrook Village Center is 500 Chesterbrook Boulevard, Wayne, Pennsylvania.

                  COUNTY LINE SHOPPING CENTER. County Line Shopping Center is a community shopping center located in Souderton, Pennsylvania, a suburb of Philadelphia. County Line Shopping Center consists of 160,621 square feet of GLA and is owned by County Line Realty Plaza Associates, L.P., a Pennsylvania limited partnership, by which it was acquired in 1997. The major anchors of County Line Shopping Center are Ames, a department store, which leases 84,935 square feet of GLA; and Clemens Markets, which leases 36,526 square feet of GLA. County Line Shopping Center consists of 17 stores. As of August 31, 1997, County Line Shopping Center was 100 percent leased. The address of County Line Shopping Center is Route 113 and County Line Road, Souderton, Pennsylvania.

                  DANVILLE PLAZA. Danville Plaza is a neighborhood shopping center located in Danville, Pennsylvania. Danville Plaza was built in 1971. Danville Plaza consists of 24,052 square feet of GLA and is owned by Danville Associates, a Pennsylvania limited partnership, by which it was acquired in 1987. Danville Plaza was renovated in 1987. The major anchor at Danville Plaza is CVS Pharmacy, which leases 14,500 square feet of GLA. Danville Plaza consists of 5 stores. As of August 31, 1997, Danville Plaza was 100 percent leased. The address of Danville Plaza is Northumberland and Montour Streets, Danville, Pennsylvania.

                  MOUNT CARMEL PLAZA. Mount Carmel Plaza is a neighborhood shopping center located in Glenside, Pennsylvania, a suburb of Philadelphia. Mount Carmel Plaza was built in 1988. Mount Carmel Plaza consists of 14,502 square feet of GLA and is owned by CVS Glenside Equities, a Pennsylvania limited partnership. The major anchor at Mount Carmel Plaza is CVS Pharmacy, which leases 9,600 square feet of GLA. Mount Carmel Plaza consists of 5 stores. As of August 31, 1997, Mount Carmel Plaza was 100 percent leased. The address of Mount Carmel Plaza is 2360 Mt. Carmel Avenue, Glenside, Pennsylvania.

                  PLYMOUTH PLAZA. Plymouth Plaza is an office building located in Plymouth Meeting, Pennsylvania, a suburb of Philadelphia, and serves as headquarters for the Montgomery Parties. Plymouth Plaza was built in 1974 and is owned by Glenmont-Plymouth, L.P., a Pennsylvania limited partnership, by which it was acquired in 1994. Plymouth Plaza was completely renovated in 1995. Plymouth Plaza consists of 30,026 square feet of GLA. The major anchor at Plymouth Plaza is the Montgomery Group Affiliates, which leases 10,394 square feet of GLA. Plymouth Plaza consists of 13 office suites. The Glenville Group, Inc., a corporation controlled by Milton S. Schneider, one of the Montgomery Parties' director designees, has its headquarters in 2,262 square feet of leased space in this office building. As of August 31, 1997, Plymouth Plaza was 100 percent leased. The address of Plymouth Plaza is 580 West Germantown Pike, Plymouth Meeting, Pennsylvania.

                  RIO GRANDE PLAZA. Rio Grande Plaza is a community shopping center located in Rio Grande, New Jersey at Interchange 4 of the Garden State Parkway. Rio Grande Plaza was built in 1991 by, and is owned by, Rio Grande Associates, a Pennsylvania limited partnership. Rio Grande Plaza consists of 139,026 square feet of GLA. The major anchors of Rio Grande Plaza are J.C. Penney, which leases 33,308 square feet of GLA; Peebles, which leases 30,000 square feet of GLA; and Sears, which leases 22,037 square feet of GLA. Rio Grande Plaza consists of 26 stores. As of August 31, 1997, Rio Grande Plaza was
99.2 percent leased, including the J.C. Penney lease, which commenced on September 27, 1997. The address of Rio Grande Plaza is New Jersey Route 47 and 5th Street, Rio Grande, New Jersey.

                  WHITEMARSH SHOPPING CENTER. Whitemarsh Shopping Center is a community shopping center located in Conshohocken, Pennsylvania, a suburb of Philadelphia. Whitemarsh Shopping Center was built in 1969, and was acquired by Glenmont Associates, a Pennsylvania limited partnership, in 1993, and completely renovated in 1996. Whitemarsh Shopping Center consists of 67,418 square feet of GLA. The major anchor of Whitemarsh Shopping Center is Clemens Market, a supermarket, which leases 30,600 square feet of GLA.

Whitemarsh Shopping Center consists of 14 stores. As of August 31, 1997, Whitemarsh Shopping Center was 100 percent leased. The address of Whitemarsh Shopping Center is Ridge and Butler Pikes, Conshohocken, Pennsylvania.

                  WOODBOURNE SQUARE. Woodbourne Square is a neighborhood shopping center located in Langhorne, Pennsylvania, a suburb of Philadelphia. Woodbourne Square was built in 1985. Woodbourne Square consists of 29,976 square feet of GLA and is owned by Parcel Eleven-C.J.P. Associates, a Pennsylvania limited partnership. The major anchor of Woodbourne Square is The Rehab Place at Oxford Valley, a physical rehabilitation facility, which leases 8,325 square feet of GLA. Woodbourne Square consists of 14 stores. As of August 31, 1997, Woodbourne Square was 100 percent leased. The address of Woodbourne Square is Woodbourne Road and Lincoln Highway, Langhorne, Pennsylvania.

THE LEVY PROPERTIES

                  555 SCOTT STREET. 555 Scott Street is a single user retail property located in Wilkes-Barre City, Pennsylvania. 555 Scott Street was acquired in 1977 by certain of the Levy Parties. 555 Scott Street consists of a 8,400 square foot freestanding retail store owned by the Levy Parties. 100 percent of 555 Scott Street is leased by Pet Supplies Plus, a pet food and pet supplies retailer. As of August 31, 1997, 555 Scott Street was 100 percent leased. Its address is 555 Scott Street, Wilkes-Barre City, Pennsylvania.

                  ROUTE 6 OFFICE MAX CENTER. Route 6 Office Max Center is a community shopping center located in Dickson City, Pennsylvania, a suburb of Scranton. Route 6 Office Max Center was built in 1972 by the Levy Parties and was renovated in 1990. Route 6 Office Max Center consists of 47,224 square feet of GLA, all of which is owned by certain of the Levy Parties. The tenants of Route 6 Office Max Center are Office Max, an office superstore, which leases 32,824 square feet of GLA; Pet Supplies Plus, a pet food and pet supplies retailer, which leases 8,500 square feet of GLA; and Peters, a janitorial supplies retailer, which leases 5,900 square feet of GLA. Route 6 Office Max Center consists of 3 stores, and as of August 31, 1997 was 100 percent leased. Its address is Scranton Carbondale Highway, Dickson City, Pennsylvania.

OTHER INFORMATION ABOUT THE PROPERTIES TO BE ACQUIRED

                  Our Proxy Statement contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to be covered by the safe harbors provided by that Section. You should be aware that all forward-looking statements involve risks and uncertainties, including those described below and elsewhere in our Proxy Statement, in our 1996 Annual Report to Stockholders and in our annual and quarterly reports that are incorporated by reference in our Proxy Statement. Although we believe that the assumptions underlying these forward-looking statements are reasonable, any of our assumptions could be inaccurate. Therefore, we cannot assure you that these forward-looking statements will prove to be accurate. Moreover, in light of the significant uncertainties inherent in these forward-looking statements, we cannot assure you that our objectives and plans will be achieved.

                  Upon consummation of the transactions contemplated in the Master Agreement, the Company's indebtedness is expected to aggregate approximately $68 million, consisting of approximately $33.6 million of mortgages encumbering the properties anticipated to be acquired, with an estimated annual debt service requirement of approximately $3.4 million in 1998 and scheduled maturities from 1998 through 2008, and approximately $34 million of CMO'S, which require self-amortizing principal and interest payments of $5.2 million on an annual basis through March 2007. Management believes that cash flow generated from the Operating Partnership's 1998 operations and available cash balances will be sufficient to satisfy debt service obligations, working capital requirements, capital improvement needs (anticipated to be insignificant in 1998) and distributions to stockholders in accordance with the Master Agreement and REIT income tax requirements. However, there can be no assurance that additional capital will not be needed to satisfy such requirements.

                  The Company will account for the acquisition under the purchase method of accounting, with assets acquired and liabilities assumed recorded at estimated fair values, and the operating results of the acquired properties included in the Company's consolidated financial statements from the effective date of acquisition.

                  Upon consummation of the acquisition, the Company's future revenues and operating expenses will increase significantly and state and local taxes may similarly increase. Based on current rent rolls and operating expenses of the Montgomery Properties and the Levy Properties, rent income and operating expenses would increase by approximately $7.9 million and $2 million, respectively. Additional revenues and expenses are also expected from the operations of Drexel, which currently manages approximately 34 properties, including those anticipated to be acquired by the Operating Partnership.

                  Rental charges, additional rental charges (common area maintenance, insurance and real estate taxes) and expenses associated with the Montgomery Properties and the Levy Properties are generally competitive with other similarly situated shopping centers within each of their respective trade areas.

                As of August 31, 1997, the outstanding principal balance of mortgages encumbering the Montgomery Properties and the Levy Properties, which are expected to be assumed by the Operating Partnership, aggregated approximately $33.6 million. Accordingly, upon consummation of the acquisition, the Company's interest expense for 1998 is expected to increase by approximately $2.8 million.

                The Company's depreciation and amortization expense will also increase due to the allocation of a significant portion of the purchase price to depreciable real estate acquired and to the Management Contracts. Based on the Company's preliminary allocation of the purchase price, depreciation and amortization expense are anticipated to increase by approximately $1.4 million in 1998.

                Under the terms of the Master Agreement, the Company will convey substantially all of its assets (or the economic benefit of certain of its assets), subject to certain liabilities, to the Operating Partnership in which the Company indirectly will own approximately 81.3 percent of the partnership interests (assuming all of the contemplated transactions are consummated). Therefore, upon consummation of the acquisition, the Company will record minority interest expense equal to approximately 18.7 percent of the net income of the Operating Partnership.

                Following the acquisition, the Operating Partnership's operating funds will be principally generated from rental income from income producing properties and interest income on mortgage notes. Dividend payments to stockholders, in accordance with the provisions of the Internal Revenue Code, limit the Company from utilizing significant amounts of income generated funds for future property acquisitions. As of August 31, 1997, the Company's unrestricted cash, cash equivalents and short-term securities amounted to approximately $13.5 million, with an average yield of 5.65 percent. The Company expects to generate additional non-income related cash in 1998 from scheduled principal repayments under certain Hilcoast mortgage notes; however, there is no assurance that such amounts will be received.

                The Company expects to continue its strategy of investing available funds in high quality short-term corporate and government securities while it evaluates potential acquisitions of income producing properties. In the event such properties are acquired, the Company may issue additional OP Units, pay cash, or a combination thereof.

                The following tables set forth additional historical and other information concerning the Montgomery Properties and the Levy Properties. The information provided in these tables should be read in conjunction with the financial statements of Drexel, of the Montgomery Properties and of the Levy Properties included herein as Appendix H.

                                                                                                                      AVERAGE BASE
                                                     YEAR OF LATEST            PERCENT OF   OCCUPANCY   ANNUAL BASE      RENTAL/
                           YEAR OPENED     DATE OF    RENOVATION OR              TOTAL     RATE AS OF  RENT REVENUE   SQ. FT. AS OF
        PROPERTY           OR ACQUIRED  CONSTRUCTION    EXPANSION      GLA        GLA        8/31/97   AS OF 8/31/97     8/31/97
        --------           -----------  ------------ --------------    ---     ----------  ----------  -------------  -------------
Chesterbrook Village Center    1980        1980           1995       122,316     19.01%       94.9%     $1,272,000      $10.96

Danville Plaza                 1987        1971           1987        24,052      3.74       100.00        200,000        8.32

Mount Carmel Plaza             1992        1988           N/A         14,502      2.25       100.00        196,000       13.52

Plymouth Plaza                 1994        1974           1995        30,026      4.67       100.00        570,000       18.98

Rio Grande Plaza               1991        1991           1997       139,026     21.6         99.20      1,301,000        9.43

Whitemarsh Shopping Center     1993        1969           1996        67,418     10.47       100.00        968,000       14.36

Woodbourne Square              1985        1985           N/A         29,976      4.66       100.00        455,000       15.18

County Line Plaza              1997        1970           N/A        160,621     24.96       100.00        758,000        4.72

555 Scott Street               1977        1961           N/A          8,400      1.3        100.00         71,000        8.45

Route 6 Office Max Center      1972        1972           1990        47,224      7.34       100.00        414,000        8.77
                                                                    --------   -------       ------      ----------     ------
Totals                                                               643,561    100.00%       98.9%     $6,205,000      $ 9.75
                                                                    ========   =======       ======      ==========     ======


                                                1992                           1993                            1994
                                      ----------------------------  -----------------------------  ---------------------------
                                      OCCUPANCY         AVERAGE     OCCUPANCY         AVERAGE      OCCUPANCY       AVERAGE
         PROPERTY                       RATE(1)     RENTAL/SQ. FT.     RATE        RENTAL/SQ. FT.     RATE      RENTAL/SQ. FT.
         --------                     ----------    --------------  ---------      --------------  ---------    --------------
Chesterbrook Village Ctr.                 85%            $ 9.50         85%            $ 9.86         83%            $10.62

Danville Plaza                            90%            $ 9.00         90%            $ 9.15         83%             $9.10

Mount Carmel Plaza                       100%            $13.00        100%            $13.17        100%            $13.17

Plymouth Plaza                  Purchased in 1994..........................................          100%            $17.00

County Line Plaza               Purchased in 1997..............................................................................

Rio Grande Plaza                          99%            $ 8.00         99%            $ 8.40         98%            $ 8.40

Whitemarsh Shopping Ctr.        Purchased 12/93............................................           94%            $ 9.86

Woodbourne Square                        100%            $14.00        100%            $14.00         96%            $14.44

555 Scott Street                         100%            $ 3.57        100%            $ 3.57        100%            $ 3.57

Route 6 Office Max Ctr.                   95%            $ 7.00         95%            $ 7.00         95%            $ 7.00

                                                   1995                              1996
                                      -----------------------------    -----------------------------
                                      OCCUPANCY         AVERAGE        OCCUPANCY          AVERAGE
         PROPERTY                        RATE         RENTAL/SQ. FT.     RATE         RENTAL/SQ. FT.
         --------                     ---------       --------------   ---------      --------------
Chesterbrook Village Ctr.                89%             $11.41           90%            $11.50

Danville Plaza                           88%             $ 9.29           83%            $ 9.15

Mount Carmel Plaza                      100%             $13.17          100%            $13.23

Plymouth Plaza                          100%             $17.09          100%            $18.81

County Line Plaza                     Purchased in 1997.............................................

Rio Grande Plaza                         99%             $ 8.26           76%            $11.02

Whitemarsh Shopping Ctr.                100%             $11.13          100%            $11.60

Woodbourne Square                       100%             $14.54          100%            $15.20

555 Scott Street                        100%             $ 8.50          100%            $ 8.50

Route 6 Office Max Ctr.                  95%              $7.00          100%            $ 8.76



     (1) Occupancy rates and average rental per square foot shown are as of December 31 for each year.

The following table sets forth information concerning the 20 largest tenants of the properties to be acquired, representing approximately 52 percent of the total annual base rent of these properties.

                                                                                ANNUAL BASE
                                                                                 RENT AS OF     PERCENT OF      GLA      PERCENT OF
               TENANT                               LOCATION                      8/31/97         TOTAL       OCCUPIED      TOTAL
               ------                               --------                      -------         -----       --------   ----------
1      Clemens Market                         Whitemarsh Shopping Center          351,900         5.67%        30,600       4.75%
2      Office Max                             Route 6 Office Max Center           276,918         4.46         32,824       5.10
3      Genuardi's                             Chesterbrook Village Center         265,584         4.28         38,502       5.98
4      Sears                                  Rio Grande Plaza                    253,428         4.08         22,037       3.42
5      J C Penney                             Rio Grande Plaza                    216,492         3.49         33,308       5.18
6      Ames                                   County Line Plaza                   199,800         3.22         84,935      13.20
7      Peebles                                Rio Grande Plaza                    187,500         3.02         30,000       4.66
8      Clemens Market                         County Line Plaza                   183,288         2.95         36,526       5.68
9      Montgomery Group Affiliates            Plymouth Plaza                      176,700         2.85         10,394       1.62
10     CVS Pharmacy                           Danville Plaza                      143,256         2.31         14,500       2.25
11     CVS Pharmacy                           Mount Carmel Plaza                  124,800         2.01          9,600       1.49
12     Rehab Place at Oxford Valley           Woodbourne Square                   117,048         1.89          8,325       1.29
13     Ralph's Pharmacy                       Whitemarsh Shopping Center          114,096         1.84          6,132       0.95
14     Jefferson Bank                         Plymouth Plaza                       97,500         1.57          3,000       0.47
15     Wine & Spirit Shoppe                   Whitemarsh Shopping Center           96,396         1.55          5,509       0.86
16     Plymouth Plaza Rehab                   Plymouth Plaza                       91,128         1.47          5,063       0.79
17     Movie Gallery                          Whitemarsh Shopping Center           88,740         1.43          4,930       0.77
18     Marcello Ristorante                    Chesterbrook Village Center          85,452         1.38          5,123       0.80
19     Social Security Office                 Rio Grande Plaza                     84,756         1.37          3,880       0.60
20     Fashion Bug                            Rio Grande Plaza                     76,056         1.23          8,450       1.31%
                                                                               ----------        -----        -------      -----
       Totals                                                                  $3,230,838        52.07%       393,638      61.17%
                                                                               ==========        =====        =======      =====

          TENANTS LEASING 10 PERCENT OR MORE OF A TRANSFERRED PROPERTY

                                                            AGGREGATE GLA
                                                              LEASED BY     RENTAL PER   EXPIRATION
         TENANT                            LOCATION             TENANT        ANNUM     DATE OF LEASE         RENEWAL OPTIONS
         ------                            --------           ---------     ----------  -------------         ---------------
Genuardi's                       Chesterbrook Village Center    38,502      $265,584       8/10     Four (4) 5 year renewal options

CVS Pharmacy                     Danville Plaza                 14,500      $143,256       5/07     Four (4) 5 year renewal options

CVS Pharmacy                     Mount Carmel Plaza              9,600      $124,800       12/02    Two (2) 5 year renewal options

China House                      Mount Carmel Plaza              1,500      $ 19,656       5/05                   N/A

Montgomery Group Affiliates      Plymouth Plaza                 10,394      $176,700       5/04                   N/A

Plymouth Plaza Rehab             Plymouth Plaza                  5,063      $ 91,128       3/99     One (1) 5 year renewal options

J C Penney                       Rio Grande Plaza               33,308      $216,492       9/12     Six (6) 5 year renewal options

Peebles                          Rio Grande Plaza               30,000      $187,500       1/12     Four (4) 5 year renewal options

Sears                            Rio Grande Plaza               22,037      $253,428       9/06     Four (4) 5 year renewal options

Clemens Market                   Whitemarsh                     30,600      $351,900       3/17     Four (4) 5 year renewal options

Rehab Place at Oxford Valley     Woodbourne Square               8,325      $117,048       12/00                  N/A

Ames                             County Line Plaza              84,935      $199,800       1/02    Three (3) 5 year renewal options

Clemens Market                   County Line Plaza              36,526      $183,288       12/07    Four (4) 5 year renewal options

Office Max                       Route 6 Office Max Center      32,824      $276,918       5/06     Two (2) 5 year renewal options

Peters                           Route 6 Office Max Center       5,900      $ 56,050       7/01     One (1) 5 year renewal options

Pet Supplies Plus                Route 6 Office Max Center       8,500      $ 80,750       6/01     One (1) 5 year renewal options

Pet Supplies Plus                555 Scott Street                8,400      $ 71,400       6/00     One (1) 5 year renewal options



The following table reflects aggregate lease expirations for leases in place as of August 31, 1997 for each of the ten years beginning with January 1, 1997. The information assumes that no tenant exercises renewal options and that no lease is terminated on account of tenant default.

                                                                                                              PERCENT OF ANNUALIZED
                                                                                      ANNUALIZED BASE RENT      BASE RENT REVENUE
                    NO. OF LEASES  LEASED GLA EXPIRING   PERCENT OF GLA REPRESENTED  REVENUE UNDER EXPIRING REPRESENTED BY EXPIRING
LEASE EXPIRATION      EXPIRING        (IN SQ. FT.)           BY EXPIRING LEASES       LEASES AS OF 8/31/97          LEASES
----------------    -------------  -------------------   -------------------------   ---------------------- -----------------------
     1997                 3             10,998                    2.48%                     $90,972                   1.88%

     1998                22             38,986                    8.81                      495,384                  10.24

     1999                23             44,207                    9.99                      656,680                  13.57

     2000                10             34,038                    7.69                      419,746                   8.67

     2001                24             74,708                   16.88                    1,033,800                  21.36

     2002                11            121,458                   27.44                      659,398                  13.63

     2003                 6             13,126                    2.97                      227,880                   4.71

     2004                 5             22,369                    5.05                      337,536                   6.98

     2005                 3             12,970                    2.93                      128,124                   2.65

     2006                 6             69,782                   15.76                      789,438                  16.31
                                       -------                  ------                   ----------                 -----
   TOTALS                              442,642                  100.00%                  $4,838,958                 100.00%
                                       =======                  ======                   ==========                 ======

The following table sets forth certain information regarding the mortgages currently encumbering the properties to be acquired.

                                   ANNUAL INTEREST   PRINCIPAL BALANCE @     ANNUAL DEBT                    EARLIEST PREPAYMENT
         PROPERTY                       RATE              8/31/97             SERVICE(1)  MATURITY DATE             DATE
         --------                  ---------------   -------------------     -----------  -------------     -------------------
Chesterbrook Village Center            8.50%            $4,028,000            $420,000        2/02            ANYTIME (6)

Chesterbrook Village Center            8.50              1,676,000             143,000        2/02            ANYTIME (3)(6)

Danville Plaza                         7.625               943,000             126,000        9/08            ANYTIME (3)

Mount Carmel Plaza                     7.50                875,000              92,000        4/04            ANYTIME (3)

Plymouth Plaza                         8.393             2,380,000             240,000        4/01            ANYTIME (3)(4)

Rio Grande Plaza                       8.50              7,952,000             781,000       10/98            ANYTIME (6)

Rio Grande Plaza                       8.50              2,000,000             170,000       10/98            ANYTIME (6)

Whitemarsh Shopping Center             8.68              7,237,000             680,000        3/07            ANYTIME (3)(4)

Woodbourne Square                      7.75              2,085,000             227,000       10/03            ANYTIME (3)(6)

County Line Plaza                      9.00              4,444,000             400,000        6/00            ANYTIME (5)
                                                       -----------          ----------
TOTALS (2)                                             $33,620,000          $3,279,000
                                                       ===========          ==========


----------

(1)  No payment delinquencies have occurred.
(2) Excludes mortgage on Route 6 Office Max Center which at or prior to the transfer of the Levy Properties, will be paid in full by the Levy Parties. Currently, Route 6 Office Max Center has a mortgage with an outstanding balance of $501,000, and an interest rate of 9.0 percent per annum. The scheduled maturity date for this mortgage is December 1, 2005.
(3)  Prepayment is subject to a prepayment penalty.
(4)  Consent of non-managing co-general partner required for prepayment.
(5) A personal bank loan to Mr. Meshon in the amount of $1,000,000 with respect to County Line Plaza will be repaid on or about Closing.
(6) The Partnership Agreement includes certain restrictions on the reduction of indebtedness on this property.

The following table sets forth certain real estate tax information for the properties to be acquired.

       PROPERTY NAME                 ASSESSED VALUE          TAX RATE (MILLS)   ANNUAL REAL ESTATE TAXES
       -------------                 --------------          ----------------   ------------------------
Chesterbrook Village Center            $  585,000                231.37              $  133,351

Danville Plaza                         $  130,800                129.84              $   16,983

Mount Carmel Plaza                     $   57,400                440.127             $   25,263

Plymouth Plaza                         $  145,800                309                 $   45,052

Rio Grande Plaza                       $8,190,900                 23.88              $  195,599

Whitemarsh Shopping Center             $  261,500                312.46              $   81,708

Woodbourne Square                      $  145,500                474.8               $   69,083

County Line Plaza                      $  292,280                331.39              $   96,859

555 Scott Street                       $   38,000                333.33              $   12,667

Route 6 Office Max Center              $  329,500                 82.5               $   27,184


UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
INFORMATION

                  The following unaudited pro forma condensed consolidated financial statements of the Company have been prepared to reflect the transactions contemplated under the Master Agreement (the "Contemplated Transactions") and are derived from, and should be read in conjunction with, the Company's historical financial statements and notes thereto, incorporated by reference in this Proxy Statement, and the historical financial statements and notes thereto (included elsewhere in this Proxy Statement) of each of the owners of the assets (the "Assets") anticipated to be acquired by the Operating Partnership other than County Line Plaza. The Assets principally consist of: (1) seven shopping centers and one office building, collectively referred to herein as the "Montgomery Properties", which are managed by Drexel; (2) two shopping centers owned and currently managed by the Levy Parties referred to herein as the "Levy Properties"; and, (3) Drexel, which manages approximately 34 properties, including those anticipated to be acquired by the Operating Partnership.

                  The unaudited pro forma condensed consolidated balance sheet at June 30, 1997 gives effect to the Contemplated Transactions as if they have occurred on that date. The unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 1997 and the year ended December 31, 1996 give effect to the Contemplated Transactions as if they had occurred as of January 1, 1997 and January 1, 1996, respectively. The pro forma adjustments are based on certain estimates and currently available information. Such adjustments could change as additional information becomes available, as estimates are refined or as additional events occur.

                  The unaudited pro forma financial information does not purport to be indicative of the results of operations or financial position which would have actually been reported had the Contemplated Transactions been consummated on the dates indicated, or which may be reported in the future.

                         CV REIT, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                  June 30, 1997
                                 (in thousands)

                                                                            Historical
                                                         ---------------------------------------------
                                                                            Montgomery
                                                                          Properties and       Levy         Pro Forma
                                                         CV Reit, Inc.        Drexel        Properties    Adjustment(1)   Pro Forma
                                                         -------------    ---------------   ----------    -------------   ---------

ASSETS
Real estate mortgage notes                               $  83,626        $      --       $      --      $      --       $  83,626
Real estate, net of accumulated depreciation                 9,882           24,309             716         23,831          58,738
Investments in unconsolidated real estate partnerships       3,144               --              --             --           3,144
Real estate acquired by foreclosure, net                     5,451               --              --             --           5,451
Cash, cash equivalents and short-term investments           12,979            2,042              --         (5,003)         10,018
Receivables, prepaid expenses and other                      2,320            2,499              --           (221)          4,598
                                                         ---------        ---------       ---------      ---------       ---------
                                                         $ 117,402        $  28,850       $     716      $  18,607       $ 165,575
                                                         =========        =========       =========      =========       =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Borrowings                                               $  33,987        $  28,265       $     509      $    (509)      $  62,252
Accounts payable, accruals and other liabilities             3,057            1,234              --         (1,007)          3,284
Deferred income taxes                                        7,041               --              --             --           7,041
Minority interests in Operating Partnership                     --               --              --         19,681          19,681
Stockholders' equity                                        73,317             (649)            207            442          73,317
                                                         ---------        ---------       ---------      ---------       ---------
                                                         $ 117,402        $  28,850       $     716      $  18,607       $ 165,575
                                                         =========        =========       =========      =========       =========



                         CV REIT, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME

                  (dollars in thousands, except per share data)

                                                                              Six Months Ended June 30, 1997
                                                     --------------------------------------------------------------------------
                                                                      Historical
                                                     -------------------------------------------
                                                                     Montgomery
                                                                    Properties and      Levy        Pro Forma           Pro
                                                     CV Reit, Inc.      Drexel       Properties    Adjustments         Forma
                                                     -------------  --------------   -----------   -----------      -----------
REVENUES:
   Interest, substantially from mortgage notes        $     5,362    $        18     $        --   $        --      $     5,380
   Rent, including tenant reimbursements                    1,086          3,214             252          (109)(4)        4,443
   Management company fees                                     --          1,733              --          (180)(4)        1,553
                                                      -----------    -----------     -----------   -----------      -----------
                                                            6,448          4,965             252          (289)          11,376
                                                      -----------    -----------     -----------   -----------      -----------
EXPENSES:
   Interest                                                 1,531          1,126              23           (23)(6)        2,657
      Operating Expenses
      Property                                                348          1,294              28          (180)(4)        1,490
   Management company                                          --          1,344              --          (109)(4)        1,235
   Depreciation and amortization                              205            576              19            74 (3)          874
   General and administrative                                 311             --              --            --              311
                                                      -----------    -----------     -----------   -----------      -----------
                                                            2,395          4,340              70          (238)           6,567
                                                      -----------    -----------     -----------   -----------      -----------
                                                            4,053            625             182           (51)           4,809
Equity in income of real estate partnerships                  211             --              --            --              211
Minority interests in income of
  Operating Partnership                                        --             --              --          (939)(5)         (939
Reversal of provision for losses, net                          --             --              --            --               --
Loss on disposal of assets                                     --             --              --            --               --
                                                      -----------    -----------     -----------   -----------      -----------
   Income before income tax benefit                         4,264            625             182          (990)           4,081
Income tax benefit                                             --             --              --            --               --
                                                      -----------    -----------     -----------   -----------      -----------
   Net income                                         $     4,264    $       625     $       182   $      (990)     $     4,081
                                                      ===========    ===========     ===========   ===========      ===========

Net income per common share                           $      0.54                                                   $      0.51
                                                      ===========                                                   ===========
Dividends declared per common share                   $      0.58                                                   $      0.58
                                                      ===========                                                   ===========
Average common
  shares outstanding                                    7,966,621                                                     7,966,621
                                                      ===========                                                   ===========


                                                                                  Year Ended December 31, 1996
                                                     ---------------------------------------------------------------------------
                                                                        Historical
                                                     -------------------------------------------
                                                                       Montgomery
                                                                     Properties and      Levy       Pro Forma           Pro
                                                     CV Reit, Inc.       Drexel       Properties    Adjustment         Forma
                                                     -------------   --------------  -----------   -----------      -----------
REVENUES:
   Interest, substantially from mortgage notes        $    11,695     $        18    $        --   $        --      $    11,713
   Rent, including tenant reimbursements                    1,056           5,939            464          (215)(4)        7,244
   Management company fees                                     --           3,455             --          (326)(4)        3,129
                                                      -----------     -----------    -----------   -----------      -----------
                                                           12,751           9,412            464          (541)          22,086
                                                      -----------     -----------    -----------   -----------      -----------
EXPENSES:
   Interest                                                 3,232           2,184             50           (50)(6)        5,416
      Operating Expenses
      Property                                                360           2,455             89          (326)(4)        2,578
   Management company                                          --           2,757             --          (215)(4)        2,542
   Depreciation and amortization                              223           1,030             35           272 (3)        1,560
   General and administrative                                 884              --             --            --              884
                                                      -----------     -----------    -----------   -----------      -----------
                                                            4,699           8,426            174          (319)          12,980
                                                      -----------     -----------    -----------   -----------      -----------
                                                            8,052             986            290          (222)           9,106
Equity in income of real estate partnerships                  491              --             --            --              491
Minority interests in income of
  Operating Partnership                                        --              --             --        (1,915)(5)       (1,915)
Reversal of provision for losses, net                         906              --             --            --              906
Loss on disposal of assets                                     --            (260)            --            --             (260)
                                                      -----------     -----------    -----------   -----------      -----------
   Income before income tax benefit                         9,449             726            290        (2,137)           8,328
Income tax benefit                                           (121)             --             --            --             (121)
                                                      -----------     -----------    -----------   -----------      -----------
   Net income                                         $     9,570     $       726    $       290   $    (2,137)     $     8,449
                                                      ===========     ===========    ===========   ===========      ===========

Net income per common share                           $      1.20                                                   $      1.06
                                                      ===========                                                   ===========
Dividends declared per common share                   $      1.14                                                   $      1.14
                                                      ===========                                                   ===========
Average common
  shares outstanding                                    7,966,621                                                     7,966,621
                                                      ===========                                                   ===========


                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

UNAUDITED PRO FORMA BALANCE SHEET:

(1) Reflects adjustments resulting from the allocation of the purchase price of the Assets on the basis of the estimated fair values of the net assets acquired. The purchase price is assumed to amount to $51,983,000, consisting of: (a) issuance of 1,831,000 OP Units to the Montgomery Parties and the Levy Parties (collectively, "Sellers") at an assumed price of $11.00 per OP Unit (total value approximately $20,143,000); (b) assumption of $28,265,000 of mortgage indebtedness; (c) payment of $1,375,000 in cash at closing, and (d) estimated transaction costs of $2,200,000. The adjustments to the historical assets and liabilities follow (in thousands):


       Increase in real estate                                                           $   23,831
       Decrease in cash:
            Cash attributable to Sellers                                  $ (1,814)
            Payment at closing                                              (1,375)
            Remainder of estimated transaction costs                        (1,814)          (5,003)
                                                                          --------

       Decrease in receivables, prepaid expenses and other assets:
               Allocation of purchase price of
                  Drexel to outside
                  management contracts (the
                  "Management Contracts")                                    2,664
               Amounts attributable to Sellers                              (2,499)
               Reclassification of deferred transaction
                 costs at June 30, 1997                                       (386)            (221)
                                                                          --------

       Decrease in mortgage notes payable to
            be repaid by the Levy Parties prior to closing                                      509
       Decrease in accounts payable and
            accrued expenses attributable to Sellers                                          1,007
       18.7 percent minority interests in the net equity
            of the Operating Partnership                                                    (19,681)
       Elimination of the historical net assets of Sellers                                     (442)
                                                                                         ----------
                                                                                         $        0
                                                                                         ==========


(2) Following is a debt maturity schedule of the Montgomery Properties as of June 30, 1997 (in thousands):



        Year Ended June 30:
        ------------------
                1998                           $ 9,282
                1999                               343
                2000                               372
                2001                             2,622
                2002                             5,665
             Thereafter                          9,981
                                               -------
        Totals                                 $28,265
                                               =======

        In addition, mortgage indebtedness encumbering County Line Plaza in the amount of $4.4 million matures in June 2000.

UNAUDITED PRO FORMA STATEMENTS OF INCOME:

(3) Represents additional depreciation and amortization expense resulting from: (a) allocating a portion (10 percent) of the fair value of the real estate acquired to land and depreciating the balance (90 percent) on a straight-line basis over 35 years; plus (b) amortizing the Management Contracts over 15 years; less (c) eliminating amortization of deferred costs included in the historical financial statements of the Montgomery Properties.

(4) Reflects elimination of Drexel's leasing and management fee income from, and rent expense to, the Montgomery Properties.

(5) Reflects 18.7 percent minority interests in the net income of the Operating Partnership.

(6) Reflects elimination of interest expense applicable to a mortgage note to be repaid by the Levy Parties prior to closing.

                 AMENDMENTS TO THE CERTIFICATE OF INCORPORATION

PURPOSE

                  The Company has determined that it is necessary or desirable in connection with the transactions contemplated under the Master Agreement to effect certain amendments to the Company's certificate of incorporation (as so amended, the "Amended Certificate of Incorporation"). These amendments include
(1) increasing the authorized number of shares of capital stock of the Company,
(2) establishing a classified Board of Directors, (3) requiring a so-called "super majority" vote of the Board to approve certain transactions and (4) establishing an acquisition committee of the Board. The following is a summary of these substantive amendments to the certificate of incorporation. A number of non-substantive amendments of lesser significance are also to be effected. The summary is qualified in its entirety by the full text of the Amended Certificate of Incorporation, a copy of which has been filed as Appendix C to this Proxy Statement.

INCREASE IN AUTHORIZED SHARES

                  The Amended Certificate of Incorporation increases the number of authorized shares of capital stock of the Company to 20 million Shares. The amendment is intended to give the Company a sufficient number of shares of Common Stock to effect the transactions contemplated under the Master Agreement including the future issuance of Common Stock, in the Company's discretion, upon the redemption of OP Units, and also the issuance of Common Stock upon the exercise of stock options. The additional number of authorized shares is also intended to give the Company's Board of Directors broad authority and flexibility in raising capital for the Company and positioning the Company to be better able to acquire additional assets and expand the Company's business in the future. The Company has no current plans to issue additional Shares of Common Stock beyond the number that could be issued under the Master Agreement, the Partnership Agreement and the Option Plans.

CLASSIFIED BOARD

                  The Amended Certificate of Incorporation provides for the creation of a classified Board of Directors of the Company having three classes as nearly equal in number as practicable. The Board shall initially have seven members, although the Amended Certificate of Incorporation authorizes the entire Board of Directors by resolution to increase the size of the Board to a maximum of 12 members. The seven nominees for the Board to be considered at the special meeting of Stockholders are to be divided between the three classes such that two classes will be made up of two directors each and the third class will be made up of three directors. Directors in the first class shall each serve a one-year term until the next annual meeting of the Company, directors in the second class shall each serve a two-year term until the next succeeding annual meeting in 1999 and directors in the third class shall serve a three-year term until the third succeeding annual meeting in 2000. Directors elected after the special meeting of stockholders shall serve three-year terms unless a director is filling a vacancy for a director with a shorter term. (See "MANAGEMENT AND PRINCIPAL STOCKHOLDERS -- Directors, Nominees and Executive Officers.")

SUPER MAJORITY VOTE

                  Under the terms of the Amended Certificate of Incorporation, certain actions of the Company will require the approval of at least three quarters of the then authorized number of directors of the entire Board of Directors. These actions include the direct or indirect acquisition of interests in real property, changes in the real estate acquisition policies of the Company as set forth in the by-laws of the Company, any decision to reduce the Company's quarterly dividend below $.29 per Share unless the reduction results from a material default by Hilcoast in certain of its obligations to the Company, and any change in the power or authority of the two-person acquisition committee established under the Company's Amended By-Laws (described below). In addition, after consummating the transactions contemplated in the Master Agreement, the Company may not acquire additional interests in real property unless a majority of the entire Board adopts a resolution stating that the acquisition will not adversely affect the Company's regular quarterly dividend of at least $.29 per Share for five years after the acquisition. The Company can enforce these policies through its ability to name, remove and replace the managing trustees of the Trust, which, as described herein, will hold the general partner interest in the Operating Partnership. Each of these super majority vote requirements are to expire on December 31, 2002. Besides these items, the Board may act by the vote of a majority of the Directors present at a Board meeting at which at least a majority of the Directors then in office is present.

ANTI-TAKEOVER EFFECTS

                  The classified Board of Directors and the super majority vote of the Board required in certain instances as provided in the Amended Certificate of Incorporation, as well as the severance provisions of Mr. Meshon's employment agreement, may have the effect of impeding efforts of persons who in the future attempt to change the control of the Company in furtherance of transactions that may be in the interest of the stockholders of the Company.

VOTE REQUIRED

                  The affirmative vote of a majority of the Shares of Common Stock outstanding is required to approve the Amended Certificate of Incorporation. Adoption of the Amended Certificate of Incorporation is conditioned on approval of all of the other Proposals. Abstentions and broker non-votes will be counted for quorum purposes, but are not considered present or eligible to vote for these purposes. Consequently, an abstention or a broker non-vote will be the equivalent of a vote against the Proposals.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED CERTIFICATE OF INCORPORATION.

                            AMENDMENTS TO THE BY-LAWS

                  In addition to changes to its certificate of incorporation set forth in the Amended Certificate of Incorporation, the Company has determined that it is necessary or desirable in connection with the transactions contemplated under the Master Agreement to effect certain amendments to its by-laws (referred to herein as the "Amended By-Laws"), a copy of which has been filed as Appendix D to this Proxy Statement. The changes reflected in the Amended By-Laws are either changes consistent with the revisions reflected in the Amended Certificate of Incorporation, or are otherwise necessary or desirable in connection with the Master Agreement.

                  Consistent with the Amended Certificate of Incorporation, proposed changes reflected in the Amended By-Laws provide for a classified Board of Directors and require a super majority vote of the Board to authorize certain transactions as well as a simple majority vote of the entire Board with respect to acquisitions of real property. The Amended By-Laws provide that any vacancy in the office of a director may be filled for the remaining term of the director being replaced. In addition, the Amended By-Laws require the approval of at least three quarters of the then authorized number of directors of the entire Board to create an executive committee or other committees of the Board. As contemplated in the Amended Certificate of Incorporation, the Amended By-Laws provide for the creation of an Acquisition Committee (comprised of Messrs. H. Irwin Levy and Meshon) exclusively charged with reviewing for recommendation to the Board all proposed acquisitions by the Company, directly or indirectly, of interests in real property. As with the Amended Certificate of Incorporation, the provisions of the Amended By-Laws requiring a greater vote of the Board expire on December 31, 2002. The Amended By-Laws also mandate that any employment agreement or arrangement between the Company and its Chief Executive Officer must require a 50 percent reduction in the base salary, deferred compensation and bonus (if any) for any quarter in which at least a $.29 per Share quarterly dividend is not paid, with the reduction in compensation to remain in effect until at least a $.29 per Share dividend shall have been declared and paid for four consecutive quarters unless the Board of Directors determines that such failure results from a breach by the Company of its representations and warranties in the Master Agreement, a default by Hilcoast in its payment obligations to the Company under the Hilcoast Documents, or the express terms of a transaction approved by the Company's Board of Directors.

VOTE REQUIRED

                  Although the current certificate of incorporation and by-laws of the Company and applicable law would permit the proposed amendments to the by-laws to be effected without approval of the Stockholders, the incorporation of the changes reflected in the Amended Certificate of Incorporation, which are largely reflected in the Amended By-Laws, does require Stockholder approval and the Company determined it to be desirable also to condition the Amended By-Laws on Stockholder approval. The vote of the majority of the Shares of Common Stock present and entitled to vote is required to approve the Amended By-

Laws. Abstentions and broker non-votes will be counted for quorum purposes, but are not considered present or eligible to vote for these purposes.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDED BY-LAWS.

                 CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

CONSEQUENCES TO STOCKHOLDERS

                  The Company believes that the transactions contemplated herein will not be taxable transactions to the stockholders. In particular, the transfer of the Company's assets to the Operating Partnership will not be taxable to the stockholders. Nonetheless, stockholders may wish to consult with their own advisors concerning the implications of the contemplated transactions under federal, state and local tax laws.

CONSEQUENCES TO THE COMPANY

                  TRANSFER OF COMPANY'S PROPERTIES. The Company will contribute its assets to the Operating Partnership in exchange for OP Units. A contribution to a partnership in exchange for an interest in the partnership is not a taxable transaction and the Company will recognize no gain or loss as a result of this transaction. The basis of the OP Units will be the same as its basis in the assets contributed. The holding period of the OP Units will include the period the assets contributed were held by the Company, to the extent such assets are either (i) capital assets or (ii) assets used in the trade or business of the Company that have been held for longer than one year. To the extent OP Units are received in exchange for other assets, the holding period of the OP Units will not include the period such other assets were held by the Company.

                  TAX ASPECTS OF THE OPERATING PARTNERSHIP. The following discussion summarizes certain federal income tax considerations applicable solely to the Company's indirect investment in the Operating Partnership. The discussion does not cover state or local tax laws or any federal tax law other than income tax laws.

                  IN GENERAL. In general, partnerships are "pass-through" entities which are not subject to federal income tax. Instead, partners are allocated their proportionate shares of the items of income, gain, loss, deduction, and credit of a partnership and are subject to tax thereon, without regard to whether the partners receive cash distributions from the partnership. The Company will include in its REIT taxable income its distributive share of the income of the Operating Partnership and deduct its distributive share of the losses of the Operating Partnership.

                  OPERATING PARTNERSHIP ALLOCATIONS. Although the provisions of a partnership agreement generally will determine the allocation of income and losses among partners, such allocations will be disregarded for tax purposes under Section 704(b) of the Code if they do not have "substantial economic effect" or otherwise do not comply with the provisions of Section 704(b) of the Code and Treasury Regulations.

                  If an allocation is not recognized for federal income tax purposes, the item subject to the allocation will be reallocated in accordance with the partners' interests in the partnership, which will be determined by taking into account all of the facts and circumstances relating to the economic arrangement of the partners in respect of such item. The allocations of taxable income and loss of the Operating Partnership are intended to comply with the requirements of Section 704(b) of the Code and Treasury Regulations.

                  DEPRECIATION DEDUCTIONS AVAILABLE TO THE OPERATING PARTNERSHIP. Certain assets owned by the Operating Partnership consist of property contributed to it by its partners. In general, when property is contributed in a tax-free transaction under Section 721 of the Code, the transferee-partnership is treated in the same manner as the contributing partner for purposes of computing depreciation. The effect of this rule is to continue the historic basis, placed in service dates, and depreciation methods with respect to property contributed to a partnership. In the case of contributions of certain partnership interests to the Operating Partnership, new depreciation periods may have to be commenced.

                  TAX ALLOCATIONS IN RESPECT OF CONTRIBUTED PROPERTIES. Pursuant to Section 704(c) of the Code, income, gain, loss, and deduction attributable to appreciated or depreciated property that is contributed to a partnership in exchange for an interest in the partnership must be allocated for federal income tax purposes in a manner that takes account of the variation between the basis of the property and its fair market value at the time of contribution (a "Book-Tax Difference").

                  The Treasury Regulations under Section 704(c) permit partnerships to use any "reasonable method" of accounting for Book-Tax Differences. The Regulations specifically describe three permissible methods, one of which is the "traditional method." The Partnership Agreement generally requires the Operating Partnership to use the "traditional method" to account for Book-Tax Differences with respect to assets contributed to the Operating Partnership. This could result in the Company's being allocated lower depreciation deductions than those available under a different method of accounting for Book-Tax Differences, which could cause the taxable income of the Company to be increased and possibly make it more difficult for the Company to comply with the requirement that a REIT distribute annually at least 95 percent of its real estate investment trust taxable income. For these purposes, the Company's real estate investment trust taxable income is computed after giving effect to the deduction for net operating loss carryovers. The Company has certain net operating loss carryovers available for this purpose; however, to the extent that the Company used its net operating loss carryovers and thus distributed less than 100 percent of its real estate investment trust taxable income (determined without regard to net operating loss carryovers) for any year, the Company would be subject to an alternative minimum tax for that year equal to 2 percent of the net operating loss carryovers used.

                  BASIS IN OPERATING PARTNERSHIP INTEREST. The Company's adjusted tax basis in the Operating Partnership generally (i) will be equal to the amount of cash and the basis of any other property contributed to the Operating Partnership by the Company, (ii) will be increased by (a) its allocable share of the Operating Partnership's taxable income and (b) its allocable share of any indebtedness of the Operating Partnership, and (iii) will be reduced, but not below zero, by its allocable share of (a) the Operating Partnership's loss and (b) the amount of cash distributed to the Company (including constructive distributions resulting from a reduction in its share of indebtedness of the Operating Partnership) and the basis of other property distributed.

                  To the extent the Company's allocable share of the loss of the Operating Partnership would reduce the adjusted tax basis of its partnership interest in the Operating Partnership below zero, the recognition of such loss will be deferred until such time as the recognition of the loss (or portion thereof) deferred would not reduce the Company's adjusted tax basis below zero. To the extent that distributions from the Operating Partnership to the Company (or constructive distributions arising from any decrease in the Company's share of the indebtedness of the Operating Partnership) would reduce the Company's adjusted tax basis below zero, such distributions (including such constructive distributions) would constitute taxable income to the Company. Such distributions and constructive distributions normally would be characterized as long-term capital gain if the Company's interest in the Operating Partnership has been held for longer than the long term capital gain holding period (currently one year).

CONTINUED OPERATION OF THE COMPANY AS A REIT

                  The Company intends to continue to operate as a REIT and believes that the transactions described herein are consistent with the satisfaction of the Code's requirements for qualification as a REIT. However, no assurance can be given that such requirements will continue to be met or that the Company will be so qualified at any time.

                  The Company's existing by-laws contain certain restrictions on concentration of ownership of the outstanding shares of the Company, in order to facilitate compliance with the requirement of Code section 856 (a)(6) that a REIT not be "closely held." The transactions contemplated by the Master Agreement might be viewed as resulting in an increase in the concentration of ownership of the outstanding shares of the Company. This could result in making it somewhat more likely that the restrictions in the by-laws would be invoked as to future transactions, with the effect that certain proposed acquisitions or transfers of shares could become prohibited. In addition, if the concentration of share ownership were further increased in the future and if the ownership restrictions in the by-laws proved to be ineffective in preventing a violation of section 856(a)(6), the transactions contemplated by the Master Agreement could increase to some extent the risk that the Company could be disqualified as a REIT by reason of becoming "closely held".

THE TRUST

                  The Trust will be a "Qualified REIT Subsidiary" within the meaning of Code section 856(i); accordingly, the Trust will not be treated as a separate entity for federal tax purposes and all of the assets, liabilities, and items of income, deduction, and credit of the Trust will, for federal tax purposes, be treated as assets, liabilities, and items of income, deduction and credit of the Company.

POSSIBLE LEGISLATIVE OR OTHER ACTIONS AFFECTING TAX CONSIDERATIONS

                  The present federal income tax treatment of an investment in the Company may be modified by legislative, judicial, or administrative action at any time and any such action may affect investments and commitments previously made. The rules dealing with federal income taxation are constantly under legislative and administrative review, resulting in revisions or regulations and revised interpretations of established concepts as well as statutory changes. Revisions in Federal tax law and interpretations thereof could adversely affect the economic or tax consequences of an investment in the Company.

                                 APPROVAL OF THE
                 MONTGOMERY CV TRUST EXECUTIVE STOCK OPTION PLAN

BACKGROUND

                  On November 11, 1997, the Managing Trustees of the Trust (the "Managing Trustees") adopted the Trust Plan, subject to the approval of the stockholders of the Company. Such approval is required by the rules of the New York Stock Exchange. The following description of the Trust Plan is a summary and is qualified in its entirety by reference to the Trust Plan, a copy of which has been filed as Appendix E to this Proxy Statement.

PURPOSE

                  The purpose of the Trust Plan is to enhance the profitability and value of the Trust by enabling the Trust to offer its eligible employees (as described below) stock options to purchase Common Stock.

ANTICIPATED GRANTS

                  It is anticipated that a one-time grant of 150,000 options under the Trust Plan will be made to Mr. Meshon contemporaneously with the Closing.

ADMINISTRATION

                  The Trust Plan will, to the extent required by Rule 16b-3 under the Exchange Act ("Rule 16b-3") or Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), be administered by a committee of the Board of Directors of the Company which is intended to consist of two or more non-employee directors, each of whom will be, to the extent required by Rule 16b-3 and Section 162(m) of the Code, a non-employee director as defined in Rule 16b-3 and an outside director as defined under Section 162(m) of the Code (the "Committee"). If no Committee exists which has the authority to administer the Trust Plan, or if a committee of the Board is not required under Rule 16b-3 and
Section 162(m) of the Code, the functions of the Committee will be exercised by the Managing Trustees. The Committee has the full authority to grant awards under the Trust Plan and to determine the persons to whom awards will be granted, the time or times such awards will be granted, the terms and conditions of such awards and the amounts of such awards.

ELIGIBILITY

                  The Chief Executive Officer and other senior executives of the Trust designated by the Committee to participate in the Trust Plan are eligible to be granted options under the Trust Plan.

AVAILABLE SHARES

                  A maximum of 150,000 Shares of Common Stock may be issued under the Trust Plan.

                  The maximum number of Shares of Common Stock subject to options which may be granted under the Trust Plan to any employee shall not exceed 150,000 Shares during any fiscal year of the Company.

                  The Committee may make appropriate adjustments to the number of shares available for awards and the terms of outstanding awards under the Trust Plan to reflect any change in the Company's capital structure or business, stock dividend, stock split, recapitalization, reorganization, merger, consolidation or sale of all or substantially all the assets of the Company.

TYPES OF AWARDS

                  The Trust Plan provides for the grant of incentive stock options.

STOCK OPTIONS

                  Under the Trust Plan, the Committee may grant incentive stock options to purchase shares of the Common Stock. To the extent that any stock option does not qualify as an incentive stock option (whether because of its provisions or the time or manner of its exercise or otherwise), such option or the portion thereof which does not so qualify, shall constitute a separate nonqualified stock option.

                  The Committee will, in accordance with the terms of the plan, determine the number of shares subject to the option, the term of the option (which will not exceed ten years, provided, however, that the term of an option granted to a ten percent stockholder of the Company will not exceed five years), the exercise price per Share of stock subject to the option, and the other material terms of the option. No option may have an exercise price less than the fair market value of the Common Stock at the time of grant (or, in the case of an option granted to a ten percent stockholder of the Company, 110 percent of fair market value).

                  Subject to the applicable provisions of the Trust Plan, options will be exercisable as to one-fifth of the shares of Common Stock subject to the options granted on each of the first five anniversaries of the date of grant. The exercisability of options may be accelerated by the Committee. The option price upon exercise may, to the extent determined by the Committee at or after the time of grant, be paid by a participant in cash, in shares of Common Stock owned by the participant for at least 6 months (free and clear of any liens and encumbrances) or by such other method as is approved by the Committee.

AMENDMENTS

                  The Trust Plan provides that it may be amended by the Managing Trustees or the Committee, except that no such amendment, without Company stockholder approval in accordance with the laws of the State of Delaware, if and to the extent required by Rule 16b-3 or under Section 162(m) or 422 of the Code, may increase the aggregate number of shares of Common Stock that may be issued under the Trust Plan, change the classification of employees eligible to receive options, decrease the minimum option price of any option, or extend the maximum option period under the Trust Plan. Notwithstanding the foregoing, in no event may the Trust Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under the Trust Plan, decrease the minimum option price of any options, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company's securities are listed or traded at the request of the Company.

MISCELLANEOUS

                  Subject to the applicable provisions of the option agreement and the Trust Plan, upon a participant's termination of employment for any reason, the option in question will vest or be forfeited and shall be exercisable in accordance with the terms and conditions established by the Committee at grant or thereafter. Participants required to file reports under
Section 16(a) of the Exchange Act may be limited to certain specific exercise, election or holding periods with respect to the awards granted to them under the Trust Plan. Awards will have such terms and will terminate upon such conditions as may be contained in individual awards. Options granted under the plan are nontransferable (except by will or the laws of descent and distribution).

U.S. FEDERAL INCOME TAX CONSEQUENCES

                  The following discussion of the principal U.S. federal income tax consequences with respect to options under the Trust Plan is based on statutory authority and judicial and administrative interpretations as of the date of this Proxy Statement, which are subject to change at any time (possibly with retroactive effect) and may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the federal tax consequences (foreign, state and local tax consequences are not addressed below). Each recipient of a grant is urged to consult their own tax advisor as to the specific tax consequences to such grantee of the grant. This discussion is limited to the U.S. federal income tax consequences to individuals who are citizens or residents of the U.S., other than certain individuals who are also subject to foreign taxes.

                  Under current federal income tax laws, the grant of an incentive stock option can be made solely to employees of the Company or any subsidiary of the Company (as defined in Code Section 424) and generally has no income tax consequences for the employer.

In general, no taxable income results to the optionee upon the grant or exercise of an incentive stock option. However, the amount by which the fair market value of the stock acquired pursuant to the incentive stock option exceeds the exercise price is an adjustment item for purposes of alternative minimum tax. If no disposition of the shares is made within either two years from the date the incentive stock option was granted or one year from the date of exercise of the incentive stock option, any gain or loss realized upon disposition of the shares will be treated as capital gain or loss to the optionee. The employer will not be entitled to a tax deduction upon the exercise of an incentive stock option, nor upon a subsequent disposition of the shares, unless the disposition occurs prior to the expiration of the foregoing holding periods. In general, if the optionee does not satisfy these holding period requirements, any gain equal to the difference between the exercise price and the fair market value of the stock at exercise (or, if a lesser amount, the amount realized on disposition over the exercise price) will constitute ordinary income. In the event of such a disposition before the expiration of the holding period described above, the Company is generally entitled to a deduction at that time equal to the amount of ordinary income recognized by the optionee. Any gain in excess of the amount recognized by the optionee as ordinary income would be taxed to the optionee as short-term or long-term capital gain (depending on the applicable holding period).

                  To the extent that any stock option does not qualify as an incentive stock option (whether because of its provisions or the time or manner of its exercise or otherwise), such an option or the portion thereof which does not so qualify, shall constitute a separate nonqualified stock option. Upon exercise of a nonqualified stock option, an optionee generally will recognize ordinary income in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Upon a subsequent sale of the stock by the optionee, the optionee will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for the stock. The employer will generally be allowed a deduction equal to the amount recognized by the optionee as ordinary income.

                  In addition: (i) any officers and directors of the Company subject to Section 16(b) of the Exchange Act may be subject to special tax rules regarding the income tax consequences concerning their awards; (ii) any entitlement to a tax deduction on the part of the employer is subject to the applicable federal tax rules, including, without limitation, Code Section 162(m) regarding a $1 million limitation on deductible compensation; (iii) in the event that the exercisability of an award is accelerated because of a change in control, payments relating to the options, either alone or together with certain other payments may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and be nondeductible by the Company; and (iv) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income.

                  In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person to its chief executive officer and the four other officers whose compensation is disclosed in its proxy statement, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period and the plan under which the options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The Trust Plan is intended to satisfy these requirements with respect to options to the extent required by the applicable provisions of
Section 162(m) of the Code.

                  The Trust Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Trust Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

VOTE REQUIRED

                  The affirmative vote of at least a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on this matter at the meeting is required to approve the adoption of the Trust Plan. The approval of the Plan is conditioned on the approval of all of the other Proposals. All of the Proposals must be approved or none of them will be approved. Abstentions and broker non-votes will be counted for quorum purposes, but are not considered present or eligible to vote for these purposes.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE TRUST PLAN.

                      MANAGEMENT AND PRINCIPAL STOCKHOLDERS

PRINCIPAL STOCKHOLDERS

                  As of September 1, 1997, the following persons were known by the Company to own beneficially (as defined under applicable rules of the Securities and Exchange Commission) more than 5 percent of its outstanding Common Stock:

                                                                    AMOUNT AND
                                                                    NATURE OF
                                                                    BENEFICIAL             PERCENT OF
NAME AND ADDRESS                            TITLE OF CLASS          OWNERSHIP(1)              CLASS
----------------                            --------------          -------------          -----------
H. Irwin Levy                                Common Stock             817,397 (2)            10.3%
100 Century Boulevard
West Palm Beach, FL  33417

Alan J. Evans and Robert J.                  Common Stock             655,759 (3)             8.2%
Cartagena, Trustees
100 Century Boulevard
West Palm Beach, FL  33417



----------

(1) Unless otherwise indicated, each stockholder listed has the sole power to vote and direct disposition of the shares of the company shown as beneficially owned by such stockholder.

(2) Includes 97,292 shares owned by a corporation controlled by Mr. Levy. Excludes 100,000 shares owned by Mr. Levy's wife. Mr. Levy disclaims beneficial ownership of the excluded shares.

(3) Shares are owned by a family trust established by Mr. Evans's wife, of which Messrs. Evans and Cartagena are Trustees.

SECURITY OWNERSHIP OF MANAGEMENT

                  As of September 1, 1997, all directors and nominees, and all current directors and executive officers of the Company as a group, beneficially owned (as defined under the applicable rules of the Securities and Exchange Commission) shares of the Company as follows:

                                                                          AMOUNT AND
                                                                          NATURE OF
                                                                          BENEFICIAL            PERCENT
NAME AND ADDRESS                                 TITLE OF CLASS           OWNERSHIP(1)          OF CLASS
----------------                                 --------------           ------------          --------
Allyn L. Levy [Current Director                  Common Stock               20,000 (2)             (4)
and Nominee]
100 Century Boulevard
West Palm Beach, FL  33417

Alvin Wilensky [Current director]                Common Stock               14,221 (3)             (4)
100 Century Boulevard
West Palm Beach, FL  33417

Alan L. Shulman [Current Director                Common Stock               10,680                 (4)
and Nominee]
100 Century Boulevard
West Palm Beach, FL  33417

Stanley Brenner [Current Director                Common Stock                2,500                 (4)
and Nominee]
100 Century Boulevard
West Palm Beach, FL  33417

H. Irwin Levy [Nominee]                          Common Stock              817,397 (5)             10.3%
100 Century Boulevard
West Palm Beach, FL  33417

Louis P. Meshon, Sr. [Nominee]                   Common Stock                    0                 N/A

Stanley S. Cohen [Nominee]                       Common Stock                    0                 N/A

Milton S. Schneider [Nominee]                    Common Stock                    0                 N/A

All Current Directors, Nominees                  Common Stock              864,798                 10.9%
and Executive Officers as a Group
  (10 persons)



----------


(1) Unless otherwise indicated, each stockholder listed has the sole power to vote and direct disposition of the shares of the Company shown as beneficially owned by such stockholder.

(2) Held by a revocable trust, of which Mr. Levy is the trustee and income beneficiary.

(3) Includes 5,470 shares jointly owned with Mr. Wilensky's wife. Excludes 3,358 shares solely owned by Mr. Wilensky's wife. Mr. Wilensky disclaims beneficial ownership of the excluded shares.

(4)    Less than 1 percent.

(5) Includes 97,292 shares owned by a corporation controlled by Mr. Levy. Excludes 100,000 shares owned by Mr. Levy's wife. Mr. Levy disclaims beneficial ownership of the excluded shares.

MANAGEMENT OF THE COMPANY UPON CONSUMMATION OF THE ACQUISITION OF THE MONTGOMERY PROPERTIES

                  BOARD OF DIRECTORS. As a condition of the consummation of the acquisition of the Montgomery Properties, the Montgomery Parties will have the right, subject to compliance with the Company's organizational documents, to designate three directors to serve on the Company's seven person Board of Directors. The Company has agreed to exercise its best efforts to increase the number of Board members and secure the resignation of one of its Directors as is necessary to enable the Montgomery designees to be elected to the Board of Directors. Louis P. Meshon, Sr., Stanley S. Cohen and Milton S. Schneider will serve as the three designees of the Montgomery Parties on the Board of Directors of the Company following the Closing. The Company's designees will make up the other four nominees to serve on the Board after the Closing. The Company's designees are H. Irwin Levy, Stanley Brenner, Allyn L. Levy and Alan L. Shulman.

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

                  At the meeting, seven directors are to be elected. The seven nominees for the Board to be considered at the special meeting of stockholders are to be divided between the three classes such that two classes will be made up of two directors each and the third class will be made up of three directors. Directors in the first class shall each serve a one-year term until the next annual meeting of the Company, directors in the second class shall each serve a two-year term until the next succeeding annual meeting and directors in the third class shall serve a three-year term until the third succeeding annual meeting in 2000. Messrs. Allyn L. Levy, Brenner and Cohen will serve until the Annual Meeting in 1998; Messrs. Shulman and Schneider will serve until the Annual Meeting in 1999; and Messrs. H. Irwin Levy and Meshon will serve until the Annual Meeting in 2000; in each case until their successors are elected. Commencing in 1998, each director elected in a class will serve a three year term. If the Proposals are not approved or the transactions contemplated in the Master Agreement are not consummated for any reason, the Board has nominated to serve as Directors Messrs. Brenner, Allyn L. Levy, Shulman and H. Irwin Levy. (See "ALTERNATIVE ELECTION OF DIRECTORS.")

                  NOMINEES. It is the intention of the persons named in the enclosed form of proxy to vote for the election as directors of the nominees named in the table below which gives their respective ages, and, where applicable, the year in which each was elected a director the office of the Company held by the director:

                   NOMINEE'S NAME                               AGE                         DIRECTOR SINCE
                   --------------                               ---                         --------------
H. Irwin Levy                                                    71                              N/A
Stanley Brenner (current director)                               71                              1988
Allyn L. Levy (current director)                                 69                              1983
Alan L. Shulman (current director)                               65                              1985
Louis P. Meshon, Sr.                                             56                              N/A
Stanley S. Cohen                                                 58                              N/A
Milton S. Schneider                                              48                              N/A


BACKGROUNDS OF THE COMPANY'S DESIGNEES

                  MR. H. IRWIN LEVY is presently Chairman of the Board and Chief Executive officer of Hilcoast Development Corp. ("Hilcoast"), a real estate developer, which position he has held since August 1992. Since 1995, he has also served as a director of nStor Technologies, Inc., an American Stock Exchange listed company. Mr. Levy was Chairman of the Board and Chief Executive officer of the Company from 1985 to July 1992. He is currently of counsel to the West Palm Beach law firm of Levy Kneen Mariani Curtin Wiener Kornfeld and del Russo.

                  MR. STANLEY BRENNER was a partner of Laventhol & Horvath, certified public accountants, for more than five years until his retirement in 1990. From April 1991 until May 1996, Mr. Brenner served as a consultant to the Company principally in connection with the Company's loans to Hilcoast Development Corp. Mr. Brenner became Interim President of the Company in August 1996.

                  MR. ALLYN L. LEVY served as Chairman and Chief Executive Officer of Patriot Bancorporation of Boston, Massachusetts, and its predecessor, Harbor National Bank of Boston, from 1975 until 1986. Since 1986, Mr. Levy has been a private investor. He is also a director of B. J. Wholesale Club, a New York Stock Exchange listed company. Mr. Levy is not related to H. Irwin Levy.

                  MR. ALAN L. SHULMAN is a private investor and was previously a general partner of Unitel Associates, Ltd., a Florida limited partnership engaged in the ownership and operation of Holiday Inn motel properties, for more than twenty years until its dissolution in 1987. He also served as a director of Island National Bank from its inception in 1989 until April 1997. A company controlled by Mr. Shulman leases, operates and manages the Company's Days Inn Motel in West Palm Beach, Florida.

BACKGROUNDS OF THE MONTGOMERY PARTIES' DESIGNEES

                  LOUIS P. MESHON, SR., President of Drexel, co-founded the company in 1974. Prior to starting Drexel, he was the regional Real Estate director of Hallmark Card's Mid-Atlantic region from 1966 to 1969 where he was responsible for site selection and lease negotiations for new locations. He became a leasing representative at Kravco Co. in the early 1970s. A graduate of LaSalle University, he has lectured MBA classes at the University of Pennsylvania on shopping center redevelopment and has conducted various seminars for the International Council of Shopping Centers (ICSC), where he is an active member. Mr. Meshon was recently nominated to the Wharton School's Real Estate Advisory Board.

                  STANLEY S. COHEN, ESQ., 58, is a partner and a member of the Executive Committee of the law firm of Fox, Rothschild, O'Brien & Frankel, LLP in Philadelphia, Pennsylvania, a major regional law firm with offices in Pennsylvania and New Jersey. Mr. Cohen previously served for 11 years as Co-Chairman of the firm's Real Estate Department. Mr. Cohen, a Chairman of the United Way Special Gift Section, served as a past President of Har Zion Temple, a major Philadelphia area synagogue, and the Auerbach Central Agency for Jewish Education, a Constituent Agency of the Jewish Federation of Greater Philadelphia, is a member of the Board of Trustees of the Jewish Federation of Greater Philadelphia, and is a member of the board of trustees of the Greentree School, a non-profit school serving severely emotionally disturbed children. Mr. Cohen presently serves as an appointee of the Majority Leader of the Pennsylvania State House of Representatives as a delegate to the Pennsylvania Economic Development Financing Authority, a state Authority created to make loans to encourage economic development within the Commonwealth of Pennsylvania. Fox, Rothschild, O'Brien & Frankel, LLP is counsel to the Montgomery Parties.

                  MILTON S. SCHNEIDER is Chief Executive Officer of The Glenville Group, Inc., headquartered in Plymouth Meeting, Pennsylvania. The Glenville Group, Inc. is involved in the development, ownership, and management of commercial/residential properties, primarily in the Northeastern United States. Mr. Schneider is Chairman of Togar Property Company, an apartment development company located in Malvern, Pennsylvania. Togar Property Company develops luxury garden apartment complexes in the Northeastern United States. In addition, Mr. Schneider is Vice Chairman of Parkland Management Company, a financial services company and is Vice Chairman of Horvitz Newspapers, Inc., which owns seven newspapers in the State of Washington and Tennessee. He is also a faculty member of the Institute of Private Investors. From 1972 to 1980 Mr. Schneider served as a Vice President of the Real Estate Division of W.R. Grace & Co. and as an officer of its various real estate subsidiaries. His experience at W.R. Grace & Co. included the development, acquisition, financing, and management primarily of shopping centers and residential properties. Mr. Schneider served for three years as the Chairman of the Metropolitan Philadelphia Advisory Board of the Anti-Defamation League (the "ADL"). Mr. Schneider is a member of ADL's National Executive Committee, a National Commissioner and Chairman of the National Development Committee, and a trustee of the ADL Foundation. Mr. Schneider is also an officer and member of the Board of Trustees of the Jewish Federation of

Greater Philadelphia, Chairman of its Investment Committee, a board member of its Endowment Corporation and serves on its Executive Committee; a trustee and member of the Executive Committee of the Shipley School; a founding director of TownePride Works, Inc., a non-profit organization providing job readiness training and placement for the transitionally needy homeless in Philadelphia; and serves on numerous other boards and community committees in the Philadelphia and New York areas.

                  Mr. Alvin Wilensky, a current member of the Board of Directors, is not standing for reelection.

MEETINGS AND COMMITTEES

                  The Board of Directors of the Company met five times during the year ended December 31, 1996. All directors attended all meetings except for Mac Gache, Allyn L. Levy and Mr. Shulman, who were each absent from one meeting.

                  The Audit Committee, consisting of Messrs. Shulman and Brenner, did not meet during the past year. The Audit Committee is responsible for overseeing the financial reporting process and the effectiveness of internal controls of the Company and for recommendations to the full Board of Directors, including the designation of independent certified public accountants on an annual basis.

                  The Asset Review Committee, consisting of Messrs. Brenner, Allyn L. Levy and Wilensky, met 3 times during the past year. All members attended all meetings except Mr. Levy who was absent from one meeting. The Asset Review Committee's functions include the review of all material loans made by the Company to third parties and the Company's real estate owned and to make recommendations to management and the full Board of Directors related to these assets.

                  The Investment Committee, consisting of Messrs. Brenner, Allyn
L. Levy and Shulman, did not meet during the past year. The Investment Committee's functions include the approval of all investments of the Company not otherwise approved by the full Board of Directors.

                  The Board of Directors has no standing nomination or compensation committees or other committees performing similar functions.

                  EXECUTIVE OFFICERS OF THE COMPANY AND THE OPERATING PARTNERSHIP IF THE PROPOSALS ARE APPROVED. Upon the consummation of the acquisition of the Montgomery Properties, Mr. Meshon will become the President and Chief Executive officer of the Company. Mr. Meshon will no longer be an officer of Drexel following the acquisition of the Montgomery Properties.

                  CURRENT EXECUTIVE OFFICERS. The following are the current executive officers of the Company, their respective ages, the year in which each was first elected an officer and the office of the Company held by each. Each executive officer will hold office until the next annual meeting of the Board of Directors following the special meeting or until each of their respective successors have been duly elected and qualified:

    EXECUTIVE OFFICER'S NAME                      AGE            OFFICE                          OFFICER SINCE
    ------------------------                      ---            ------                          -------------
    Stanley Brenner                               71             President                           1996
    Elaine Hauff                                  34             Vice President                      1992
                                                                 Treasurer
    Orilla Floyd                                  63             Secretary                           1996



COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

                  EXECUTIVE COMPENSATION. If the Master Agreement and the transactions contemplated thereunder are approved by stockholders, compensation of executive officers of the Company will be governed by the Company's Board of Directors pursuant to the Amended Certificate of Incorporation.

                  The following table sets forth the annual and long-term compensation for the Company's Chief Executive Officer as well as the total compensation paid to such individual for the Company's two previous fiscal years. The only compensation paid by the Company to its executive officers is base salary and annual bonuses. Alvin Wilensky served as President and Chief Executive Officer until his retirement on May 31, 1996, on which date Stanley Brenner assumed the position of Interim President.

                  Mr. Wilensky was the only officer whose compensation exceeded $100,000 in 1996.

Summary Compensation Table

NAME AND PRINCIPAL POSITION                         ANNUAL COMPENSATION
---------------------------                         -------------------
                                       YEAR            SALARY($)          BONUS($)(2)
                                       ----            ---------          ----------
Stanley Brenner, President             1996              10,000                  0

Alvin Wilensky                         1996             129,587(1)              --
    President and Chief                1995             141,500              5,000
    Executive Officer                  1994             136,000              5,000



(1) Mr. Wilensky retired as President and Chief Executive Officer effective May 31, 1996. The Company agreed to pay $155,858 as severance of which $60,611 was paid to Mr. Wilensky in 1996 and included in salary above.

(2)    Paid in March of subsequent year.

BOARD COMPENSATION REPORT

                  Since the Board does not have a Compensation Committee, the entire Board has provided the following Compensation Report:

                  Executive Compensation Policy - The Board's overall compensation philosophy is to attract and retain quality talent, which is critical to both the short-term and long-term success of this Company, and to create a mutuality of interest between executive officers and stockholders through compensation structures that share the rewards and risks of strategic decision making.

                  The Board annually examines market compensation levels and trends observed in the labor market. Market information is used as a frame of reference for annual salary adjustments and starting salary offers. The salary of the Chief Executive Officer and President is determined by the Chairman of the Board who consults with the entire Board at his discretion. Other executive salary decisions are determined in an annual review based upon recommendations of the Company's financial consultants and approved by the Chairman of the Board. This annual review considers the decision-making responsibilities of each position and the experience, work performance, and team-building skills of position incumbents. The Company currently does not have any stock option, SAR, restricted stock or long-term incentive plans. The Company will implement the Stock Option Plan for the Trust if it is approved by stockholders. In addition, Drexel has adopted a bonus plan that provides for certain employees of Drexel to receive an annual bonus in cash, at the discretion of its board of directors based on the annual increase in Funds from Operation of the Company as determined by the Company's independent auditors.

                  Base Compensation - The Board's approach to base compensation is to offer competitive salaries in accordance with market practices prevalent in the Company's geographical area. Increases in base compensation of the Chief Executive Officer are based on the Board's evaluation of the performance of the Chief Executive Officer with respect to specific matters assigned to him by the Board, and take into account the performance of the Company, particularly its funds from operations.

                  Bonus Compensation - The Board rewards its executive officers with annual bonuses based on performance on specific projects or transactions, taking into account the overall performance of the Company. The Chief Executive Officer's input is considered when establishing bonuses for other executive officers.

                  For executive officers other than the Chief Executive Officer, a balance is made between overall corporate performance and performance of the specific areas of the Company under a participant's direct control. This balance supports the accomplishment of overall objectives and rewards individual contributions and tasks assigned to the Company employees.

                  Chief Executive Officer Compensation - As indicated in the discussion above, the Company's total compensation program is partially based upon the performance of the Company, particularly its funds from operations.

                                       Respectfully submitted,
                                       Alvin Wilensky
                                       Allyn Levy
                                       Alan L. Shulman
                                       Stanley Brenner

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  The Company has no Compensation Committee. The Chief Executive Officer's salary is determined by the Chairman of the Board, who consults with the entire Board at his discretion. Mr. Meshon, as Chief Executive Officer of the Company subsequent to the consummation of the transactions contemplated herein, will have an employment agreement with the Trust. (See "CERTAIN CONSIDERATIONS -- New Management -- Change in Control.") Other executive salary decisions are determined in an annual review based upon recommendations of the Company's financial consultants and approved by the Chairman of the Board. During 1996, the Board consisted of Alvin Wilensky, the Company's Chief Executive Officer until May 31, 1996, three outside directors -- Alan L. Shulman, Mac Gache and Allyn L. Levy, and Stanley Brenner, who was elected Interim President effective May 31, 1996.

                  On November 7, 1988, the Company entered into a lease with Century Inn Operating Corp., a company controlled by Alan L. Shulman, a director of the Company, for the operation and management of its Days Inn motel in West Palm Beach, Florida. The lease, as amended, provides for annual rent through the expiration of the lease term, on August 31, 1999, equal to a minimum of $330,000, plus 30 percent of gross room revenues in excess of $1.3 million. The lease also provides for the Company to be paid 50 percent of certain amounts received by the lessee from the concessionaire who operates the food and beverage facilities at the motel. During the year ended December 31, 1996, the Company recognized rent income of $454,000 under the lease.

BOARD COMPENSATION

                  Mr. Shulman served as Chairman of the Board until May 31, 1996, at which time Mr. Wilensky was elected Chairman. From January 1, 1996 through May 31, 1996, Mr. Shulman received $5,000 per month and $1,500 for each Board of Directors meeting attended in connection with his services as Chairman. Mr. Wilensky receives $2,500 as Chairman for each Board of Directors meeting he attends. Other outside directors and Mr. Brenner receive $1,500 for each Board meeting attended and $500 for each committee meeting attended. Each director also receives quarterly compensation of $600, effective July 1, 1996.

                        ALTERNATIVE ELECTION OF DIRECTORS

                  In the event the Proposals are not approved or the transactions contemplated by the Master Agreement are not consummated for any reason, the Amended Certificate of Incorporation and Amended By-Laws of the Company will not be effected. The Company will then continue to have a Board of Directors consisting of four people with a one year term. In that eventuality, the Board of Directors has nominated the following four directors, each to serve as Directors of the Company until the next annual meeting of stockholders and the election of their respective successors: Stanley Brenner, Allyn L. Levy, Alan L. Shulman and

H. Irwin Levy. (See "MANAGEMENT AND PRINCIPAL STOCKHOLDERS -- Directors, Nominees and Executive Officers.")

                             STOCK PERFORMANCE GRAPH

                  The following graph sets forth the cumulative total stockholder return (assuming reinvestment of dividends) to the Company's stockholders during the five year period ended December 31, 1996, as well as an overall stock market index (S&P 500 index) and the Company's peer group index (Mortgage REIT Industry Index):

COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN

Years Ended December 31,

                   1991             1992            1993             1994             1995            1996
                   ----             ----            ----             ----             ----            ----
CV Reit,         $100.00          $183.57         $256.13          $278.33          $390.81         $525.95
  Inc.
S&P 500          $100.00          $107.67         $118.43          $119.97          $164.88         $202.74
 Index

Mortgage         $100.00          $101.92         $116.75         $  88.37          $144.42         $217.88
 Reit
 Index


Total returns assume $100 invested on December 31, 1991 in the Company's Common Stock, the S&P 500 Index and the Mortgage REIT Industry Index with reinvestment of dividends. If the Proposals are approved, the Company will become primarily an equity REIT with an interest in a real estate management company. Accordingly, the Mortgage REIT Industry Index may not be used in future years.

                            TRANSACTIONS WITH OTHERS

                  During December 1981 and January 1982, the Company sold each of its recreation facilities at the Century Villages in West Palm Beach, Deerfield Beach and Boca Raton in separate transactions to different purchasers, including H. Irwin Levy, for sales prices based upon independent appraisals provided by Landauer Associates. The Company sold the recreation facilities at Boca Raton to Mr. Levy for $18 million, subject to a lease which has since been acquired by a corporation owned by Mr. Levy. (The annual net rental to Mr. Levy on that lease is $2,162,000.) Mr. Levy paid $410,000 in cash, assumed an existing first mortgage to an unrelated party in the principal sum of $3,415,000 (which amount has been repaid in full), and issued 4-year and 30-year non-recourse promissory notes to the Company in the principal amounts of $1,640,000 and $12,535,000, respectively. The 4-year note was non-interest bearing and has been paid in full. The 30-year note bears interest at 13.25 percent per annum and, at December 31, 1996, the outstanding balance on this note was $11.2 million. During the year ended December 31, 1996, the Company realized $1.5 million in interest income on this note.

                  Since 1990, companies owned by H. Irwin Levy and certain members of his family have leased, managed and operated the recreation facilities at the Century Villages in West Palm Beach, Deerfield Beach and Boca Raton, which are collateral for certain notes held by the Company with an outstanding balance of $42.3 million at December 31, 1996. During 1996, the Company leased approximately 3,000 square feet of office to those companies on a month-to-month basis for $2,500 per month, plus an allocation of utility expenses.

                  H. Irwin Levy is Chairman of the Board, Chief Executive Officer and a principal stockholder of Hilcoast, the Company's largest borrower. At September 30, 1997, amounts due from Hilcoast consisted of mortgage notes aggregating $37.8 million, which included the following:

             RECREATION NOTE

                  The Recreation Note, in the amount of $25 million as of September 30, 1997, is collateralized by a first mortgage on certain real estate within the Century Village at Pembroke Pines, Florida adult condominium project (the "Pembroke Century Village"), including the recreation facilities at that project (the "Pembroke Recreation Facilities"). The Recreation Note bears monthly interest at prime (8.50 percent at September 30, 1997) plus 3 percent, but in any event not less than 9 percent nor more than 11 percent, and currently requires monthly interest payments only. Upon the earlier to occur of delivery of the last condominium apartment at the Pembroke Century Village or July 31, 1998, the Recreation Note is scheduled to be converted to an 11 percent fixed rate, 25-year, $25 million, self- amortizing loan providing for equal monthly payments of principal and interest. This note may not be prepaid by Hilcoast without a prepayment penalty and will be collateralized by a first mortgage on the Pembroke Recreation Facilities.

             LINES OF CREDIT

                  Lines of credit to Hilcoast consist of revolving construction loan commitments which as of September 30, 1997, aggregated $9.6 million, of which $6.7 million was outstanding on that date. The lines of credit are collateralized by real estate within the Pembroke Century Village; bear interest, payable monthly, ranging from prime plus 3 percent (but in any event not less than 9 percent nor more than 11 percent) to prime plus 3 percent with a minimum of 11 percent; mature through July 1998; provide for unused commitment fees of .9 percent per annum; and require specific release prices, principally based on sales of condominium apartments at the Pembroke Century Village, to be applied as permanent reductions of amounts available under the lines of credit.

             OTHER

                  Other real estate mortgage notes due from Hilcoast amounted to $6.1 million as of September 30, 1997 and included $5 million payable July 31, 1998, with interest, payable quarterly, at 10 percent, collateralized by the Pembroke Recreation Facilities. The remaining mortgage note due from Hilcoast matures in December 1997 and bears interest, payable monthly, at prime plus 3 percent (but in any event not less than 9 percent nor more than 11 percent).

                  Effective July 31, 1992, the Company and Hilcoast entered into a consulting and advisory agreement under which Hilcoast provides certain investment advisory, consulting and administrative services to the Company, excluding matters related to Hilcoast's loans from the Company. The agreement, which originally expired in July 31, 1994, has been extended to December 31, 1997, and if the transactions contemplated by the Master Agreement are consummated, will be further extended to June 30, 1999. (See "CERTAIN CONSIDERATIONS -- New Management -- Change of Control.") The agreement currently provides for the payment of $10,000 per month to Hilcoast, plus reimbursement for reasonable out-of-pocket expenses. The agreement may be terminated by Hilcoast upon 180 days notice and by the Company upon 30 days notice. Mr. Levy is a principal stockholder, Chairman of the Board and Chief Executive Officer of Hilcoast.

                        COMPLIANCE WITH SECTION 16(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                  Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

                  To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, the officers, directors and greater than ten percent beneficial owners of the Company have complied with all applicable
Section 16(a) filing requirements.

                FINANCIAL STATEMENTS OF PROPERTIES TO BE ACQUIRED

                  Included in this Proxy Statement as Appendix H are financial statements for Drexel for the years ended December 31, 1996, 1995 and 1994, for each of the Montgomery Properties for the year ended December 31, 1996 and for the Levy Properties for the years ended December 31, 1996, 1995 and 1994. After reasonable inquiry, we are not aware of any material information relating to any of these properties that would cause the financial information about these properties included in our Proxy Statement as Appendix H not to be necessarily indicative of the future operating results of these properties. In arriving at this conclusion, we have considered the sources, revenues of these properties, particularly rental income; competition in the markets where the properties are located; rents for comparative properties; occupancy rates; and expenses, including utility rates; ad valorem taxes; maintenance expenses and anticipated capital improvements.

                                VOTING PROCEDURES

                  Under Delaware law and the Company's certificate of incorporation and by-laws, if a quorum is present, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. A majority of the outstanding shares entitled to vote, present in person or represented by proxy, constitutes a quorum. Shares represented by proxies or ballots withholding votes from one or more directors and any "broker non-votes," if the broker's proxy is voted for at least one proposal, will be counted only for purposes of determining a quorum. "Broker non-votes" are instances where a broker holding Shares of record for a beneficial owner is precluded by rules of a stock exchange or the National Association of Securities Dealers, Inc. from voting on a matter. Otherwise, abstentions and "broker non- votes" will not be counted for or against matters presented for Stockholder consideration. However, because the proposals to approve the Master Agreement and to amend the certificate of incorporation require the affirmative vote of holders of a majority in interest of the outstanding Shares of the Company, and because abstentions and "broker non-votes" will not be counted as affirmative votes, they have the same effect as votes against these proposals. Abstentions and broker non-votes will not be considered present or entitled to vote on the other Proposals.

                  The General Corporation Law of the State of Delaware and the certificate of incorporation of our Company do not provide for cumulative voting in the election of directors.

                  A proxy executed and delivered by a stockholder may subsequently be revoked by written notice of revocation to the Company. A revocation may be in any written form validly signed by the record holder as long as it clearly states that such holder's proxy previously given is no longer effective. TO PREVENT CONFUSION, THE NOTICE OF REVOCATION MUST BE DATED. NOTICES OF REVOCATION SHOULD BE SENT TO THE COMPANY AT 100 CENTURY BOULEVARD, WEST PALM BEACH, FLORIDA 33417, ATTENTION: SECRETARY.

                  If a stockholder signs, dates and delivers a proxy card to the Company, and thereafter, on one or more occasions dates, signs and delivers a later-dated proxy card, the latest dated proxy card is controlling as to the instructions indicated therein and supersedes such Stockholder's prior proxy as embodied in any previously submitted proxy card.

                             SOLICITATION PROCEDURES

                  The Company will bear the cost of the special meeting and of soliciting proxies, including the cost of mailing the proxy material. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. The Company will also request persons, firms and corporations holding Shares in their names or in the names of nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. On request, the Company will reimburse such holders for their reasonable expenses. The Company may retain the services of a solicitation agent to assist in the solicitation of proxies.

                                  OTHER MATTERS

APPROVAL OF APPOINTMENT OF AUDITORS

                  The Board of Directors of the Company has appointed BDO Seidman as independent auditors for the Company for the year ending December 31, 1997, subject to the approval of stockholders. BDO Seidman acted as independent auditors for the Company for the year ended December 31, 1996. A representative of BDO Seidman is expected to be present at the stockholders' meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

GENERAL

                  The Board of Directors does not know of any matters other than those that will be presented for consideration at the meeting. However, if other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their judgment. In the event that any nominee is unable to serve as a director at the date of the meeting, the enclosed form of proxy will be voted for any nominee who shall be designated by the Board of Directors to fill such vacancy.

STOCKHOLDERS' PROPOSALS

                  Proposals of stockholders to be presented at the annual meeting to be held in 1998 must be received for inclusion in the Company's proxy statement and form of proxy a reasonable time before the mailing of the Company proxy statement for that meeting.

                      INCORPORATION BY REFERENCE OF CERTAIN
                          SUBSEQUENTLY FILED DOCUMENTS

                  In addition to the documents referred to under "Information About Our Company," all documents filed by our Company after the date of the Proxy Statement and before the date of the Special Meeting pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act are incorporated by reference in this Proxy Statement.

                  In addition, the 1996 annual report to Stockholders will be provided to Stockholders for record on the record date to whom the report has not already been provided.

                  We will provide you, by first class mail within one business day of the receipt of your oral or written request, a copy of any document incorporated by reference in this Proxy Statement (except exhibits to those documents) without charge if a copy of this Proxy Statement was delivered to you. You may make your requests to the address or telephone number listed on the first page of this Proxy Statement.

ESTIMATED EXPENSES

                  The Company will bear the cost of preparing and mailing the Notice of Meeting, this Proxy Statement and the enclosed proxy, except that legal fees and fees of the Company's accountants incurred by the Company in connection with the preparation of this Proxy Statement will be included in the costs (50 percent) which (up to a maximum amount of approximately 5 percent of the value of the OP Units otherwise payable) are allocable to the transferors of interests in properties at the Closing in reduction of the number of OP Units issuable.

                  If a proxy solicitor is engaged, the Company does not anticipate that it would cost more than approximately $10,000.



West Palm Beach, Florida
November 11, 1997

                                   APPENDICES

A        MASTER AGREEMENT

B        OPERATING PARTNERSHIP AGREEMENT

C        AMENDED CERTIFICATE OF INCORPORATION

D        AMENDED BY-LAWS

E        MONTGOMERY CV TRUST EXECUTIVE STOCK OPTION PLAN

F        MONTGOMERY PARTIES OWNERSHIP CHART

G        LEVY PARTIES OWNERSHIP CHART

H FINANCIAL STATEMENTS OF DREXEL REALTY, INC., THE MONTGOMERY PROPERTIES AND THE LEVY PROPERTIES

                                   APPENDIX A

================================================================================



                           DEFINITIVE MASTER AGREEMENT


                         DATED AS OF SEPTEMBER ___, 1997


                                      AMONG


                                  CV REIT, INC.
                             AND MONTGOMERY CV TRUST


                                       AND


           DREXEL REALTY, INC., ROYCE REALTY, INC., LOUIS MESHON, SR.,
               AND EACH OF THE OTHER MESHON PARTIES NAMED HEREIN,


                                       AND


                          THE LEVY PARTIES NAMED HEREIN



================================================================================

                                TABLE OF CONTENTS

1.       THE TRANSACTIONS..................................................................4
         1.1      INTENTIONALLY OMITTED....................................................4
         1.2      The Meshon Transactions..................................................4
         1.3      Contribution by the Levy Parties.........................................7
         1.4      General Provisions.......................................................8
         1.5      Contribution by the Company; Operating Partnership Interest..............8
         1.6      Drexel Transactions.  ...................................................9
         1.7      Restructuring of Drexel Prior to the Closing............................10
         1.8      Restructuring of the Company; Management................................10
         1.9      Adjustments to Base Unit Amount.........................................11
         1.10     The Operating Partnership; Total OP Units.  ............................13
         1.11     Definitive Agreement; Document Custodians...............................14
         1.12     Option Plan.   .........................................................16
         1.13     Documents Needed for Closing............................................17
         1.14     Employment Arrangements.................................................17
         1.15     INTENTIONALLY OMITTED...................................................17
         1.16     INTENTIONALLY OMITTED...................................................17
         1.17     Registration Agreement..................................................17
         1.18     Operation of the Company Between Signing and Closing....................18
         1.19     Operation of Drexel, Royce and Payroll Between Signing and Closing......18
         1.20     Operation of the Acquired Partnerships and Subject Properties...........18
         1.21     Missing Signatures......................................................18
         1.22     Limitation of Personal Liability of Meshon Limited Partners. ...........19
         1.23     Financial Condition of Transferred Entities on the Closing Date. .......19

2.       CLOSING ADJUSTMENTS..............................................................19
         2.1      Allocations and Adjustments at Closing..................................19

3.       THE CLOSING......................................................................24
         3.1      Closing Date and Place..................................................24
         3.2      INTENTIONALLY OMITTED...................................................24
         3.3      Meshon Closing Deliveries...............................................24
         3.4      Levy Closing Deliveries.................................................26
         3.5      Closing Deliveries By Owners Which Are Contributing Real Estate.........27
         3.6      Company Closing Deliveries..............................................29

4.       CONDITIONS TO CLOSING............................................................30
         4.1      Conditions to Obligations of All Parties................................30
         4.2      INTENTIONALLY OMITTED...................................................30
         4.3      Conditions to Obligations of the Meshon Parties.........................30
         4.4      Conditions to Obligations of the Levy Parties...........................31


         4.5      Conditions to Obligations of the Company and the Business Trust.........32
         4.6      Partial Closing.........................................................34

5.       REPRESENTATIONS AND WARRANTIES RELATING TO THE REAL PROPERTY.....................35
         5.1      Meshon Properties.......................................................35
         5.2      INTENTIONALLY OMITTED...................................................42
         5.3      Levy Properties.........................................................42

6.       REPRESENTATIONS AND WARRANTIES RELATING TO THE MESHON PARTNERSHIP
         INTERESTS........................................................................48
         6.1      Organization Chart......................................................48
         6.2      Organization and Qualification..........................................48
         6.3      Authority...............................................................49
         6.4      Ownership Interests of Meshon Parties; Substitution of Partner..........49
         6.5      Business Conducted......................................................49
         6.6      Financial Statements; Meshon Partnership Budgets........................50
         6.7      Liabilities.............................................................50
         6.8      Insurance...............................................................50
         6.9      Material Events and Changes.............................................51
         6.10     No Conflicts or Defaults; No Violations.................................51
         6.11     Consents................................................................52
         6.12     Debt....................................................................52
         6.13     Taxes...................................................................53
         6.14     Material Agreements; Management Agreements..............................54
         6.15     Environmental Matters...................................................55
         6.16     Investment Company......................................................57
         6.17     Employees...............................................................57
         6.18     Employee Benefits.......................................................57
         6.19     Litigation and Claims...................................................58
         6.20     Intellectual Property...................................................58
         6.21     Questionable Payments...................................................59
         6.22     Books and Records; Bank Accounts........................................59
         6.23     Fees and Reimbursements.................................................59
         6.24     Completeness of Disclosure..............................................59
         6.25     Solvency................................................................59
         6.26     Absence of Inducement...................................................60
         6.27     Proxy Information.......................................................60
         6.28     Accredited Investor.....................................................60
         6.29     Reorganized Drexel......................................................61

7.       REPRESENTATIONS AND WARRANTIES OF THE MESHON PARTIES CONTRIBUTING
         MESHON PARTNERSHIP INTERESTS OR MESHON TRANSFERRED PROPERTY......................61
         7.1      Good Title.  ...........................................................61
         7.2      Authority...............................................................61



         7.3      Ownership Interests of Meshon Parties; Substitution of Partner..........62
         7.4      Allocation of Aggregate Base Unit Amount................................62
         7.5      No Conflicts or Defaults; No Violations.................................62
         7.6      Consents................................................................62
         7.7      Debt....................................................................63
         7.8      Taxes...................................................................63
         7.9      Completeness of Disclosure..............................................63
         7.10     Solvency................................................................63
         7.11     Absence of Inducement...................................................63
         7.12     Proxy Information.......................................................63
         7.13     Accredited Investor.....................................................64
         7.14     Meshon Representations and Warranties...................................64
         7.15     Glenmont Associates.....................................................64

8.       REPRESENTATIONS OF THE MESHON PARTIES WITH RESPECT TO REORGANIZED
         DREXEL...........................................................................64
         8.1      Organization Chart......................................................64
         8.2      Organization of Reorganized Drexel......................................65
         8.3      Authority...............................................................65
         8.4      Ownership Interests In Reorganized Drexel...............................66
         8.5      Business Conducted......................................................66
         8.6      Financial Statements....................................................66
         8.7      Liabilities.............................................................66
         8.8      Insurance...............................................................66
         8.9      Material Events and Changes.............................................67
         8.10     No Conflicts or Defaults; No Violations.................................67
         8.11     Consents................................................................68
         8.12     Debt....................................................................68
         8.13     Taxes and Other Liabilities.............................................68
         8.14     Material Agreements; Management Agreements..............................69
         8.15     Investment Company......................................................69
         8.16     Employees...............................................................69
         8.17     Employee Benefits.......................................................70
         8.18     Litigation and Claims...................................................70
         8.19     Intellectual Property...................................................71
         8.20     Questionable Payments...................................................71
         8.21     Books and Records; Bank Accounts........................................71
         8.22     Completeness of Disclosure..............................................71
         8.23     Solvency................................................................71
         8.24     Absence of Inducement...................................................72
         8.25     Proxy Information.......................................................72
         8.26     Accredited Investor.....................................................72


9.       REPRESENTATIONS AND WARRANTIES OF THE LEVY PARTIES...............................73
         9.1      Organization Chart......................................................73
         9.2      Authority...............................................................73
         9.3      Business Conducted......................................................73
         9.4      Financial Statements; Levy Party Budgets................................73
         9.5      Liabilities.............................................................74
         9.6      Insurance...............................................................74
         9.7      Material Events and Changes.............................................74
         9.8      No Conflicts or Defaults; No Violations.................................75
         9.9      Consents................................................................75
         9.10     Debt....................................................................75
         9.11     Taxes...................................................................76
         9.12     Material Agreements; Management Agreements..............................77
         9.13     Environmental Matters...................................................78
         9.14     Investment Company......................................................80
         9.15     Employees...............................................................80
         9.16     Employee Benefits.......................................................80
         9.17     Litigation and Claims...................................................81
         9.18     Questionable Payments...................................................81
         9.19     Books and Records; Bank Accounts........................................81
         9.20     Completeness of Disclosure..............................................82
         9.21     Solvency................................................................82
         9.22     Absence of Inducement...................................................82
         9.23     Proxy Information.......................................................82
         9.24     Accredited Investor.....................................................83

10.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY....................................83
         10.1     Organization of the Company; Authorization; Capitalization..............83
         10.2     Company Reports and Financial Statements................................84
         10.3     Company REIT Status.....................................................84
         10.4     Absence of Inducement...................................................85
         10.5     Collateralized Mortgage Obligations; Other Matters......................85

11.      ADDITIONAL COVENANTS.............................................................87
         11.1     Company Corporate Actions...............................................87
         11.2     Financial Statements....................................................88
         11.3     Offering to Meshon Parties..............................................90
         11.4     Access..................................................................91
         11.5     Public Announcements....................................................91
         11.6     Indemnification and Insurance...........................................91
         11.7     Representations and Warranties; Proxy Information.......................92
         11.8     Approvals...............................................................93
         11.9     Conduct of Business Prior to the Closing................................93
         11.10    Operation of Properties Prior to the Closing............................94


         11.11    Fire or Other Casualty..................................................97
         11.12    Business Organization...................................................98
         11.13    Reservation and Listing of Shares.......................................98
         11.14    Consents and Estoppel Certificates......................................99
         11.15    Continued Truth of Meshon Tax Representations and Warranties............99
         11.16    Absence of Tax Representations..........................................99
         11.17    Exculpation of Trustees.................................................99

12.      SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION; DISPUTE
         RESOLUTION.......................................................................99
         12.1     Survival................................................................99
         12.2     Time Limitations........................................................99
         12.3     Indemnification........................................................100
         12.4     Indemnification Procedures.............................................101

13.      DEFINITIONS.....................................................................103

14.      TERMINATION.....................................................................113
         14.1     Termination............................................................113
         14.2     Effect of Termination..................................................115

15.      NOTICES.........................................................................115

16.      MISCELLANEOUS...................................................................117
         16.1     Governing Law..........................................................117
         16.2     Specific Performance...................................................117
         16.3     Captions...............................................................117
         16.4     No Waiver..............................................................117
         16.5     Exclusive Agreement; Amendment.........................................117
         16.6     Counterparts...........................................................118
         16.7     Severability...........................................................118


EXHIBITS

A     --     Form of Partnership Agreement
B     --     Form of Master Leasing, Management and Executive Services Agreement
C     --     Form of Escrow Agreement
D     --     INTENTIONALLY LEFT BLANK
E     --     Form of Amended Certificate of Incorporation
F     --     Form of Amended By-Laws
G     --     Form of Option Plan
H     --     INTENTIONALLY LEFT BLANK
I     --     Form of Voting Trust Agreement
J     --     Form of Certificate of Incorporation and By-Laws for Reorganized
             Drexel
K     --     Form of Meshon Employment Agreement with Business Trust
L     --     INTENTIONALLY LEFT BLANK
M     --     INTENTIONALLY LEFT BLANK
N     --     INTENTIONALLY LEFT BLANK
O     --     Form of Tenant Estoppel Certificate
P     --     Form of Proskauer Rose LLP Opinion
Q     --     Form of Fox, Rothschild, O'Brien & Frankel Opinion
R     --     INTENTIONALLY LEFT BLANK
S     --     Form of Press Release


SCHEDULES

A    ---    Company Assets
C    ---    Meshon Partnerships and Properties
D    ---    Signing and Non-Signing Meshon Principals
E    ---    Levy Properties
H    ---    Levy Parties
K    ---    Managed Properties
N    ---    Company Consenting Shareholders

Schedule 1.2            Base Unit Amount - Meshon
Schedule 1.2(a)         Renaissance Plaza Partnership Interests Being
                        Transferred
Schedule 1.2(f)         Meshon Properties With A Meshon Party as Guarantor of or
                        Liable for Mortgage Loans
Schedule 1.3            Base Unit Amount - Levy
Schedule 1.5            Uncontributed Assets
Schedule 1.6(a)         Base Unit Amount - Drexel
Schedule 1.6(c)         Drexel 1996 Leasing Fees
Schedule 1.7(ii)        Board of Directors of Reorganized Drexel
Schedule 1.7(iii)       Capital Stock of Reorganized Drexel on the Closing Date
Schedule 1.7(iv)        Transfer or Certain Reorganized Drexel Employees
Schedule 1.8(b)         Proposed Directors of the Company Following the Closing
Schedule 1.9            Professionals Expenses Included in Allocable Expenses
Schedule 1.11(f)(1)     Capital Repairs and/or Replacements
Schedule 1.11(f)(2)     Reserve on Reserve Properties
Schedule 1.13(b)        Levy Required Consents
Schedule 1.23           Rights under Leases and Management Contracts and
                        Obligations for Tenant Improvements

Schedule 2.1(i)         Realty Transfer Taxes
Schedule 2.1(j)         Obligations for Tenant Improvements

Schedule 3.3(a)         Amount of Title Policy and Personal Property (Leased or
                        Financed) - Meshon Properties
Schedule 3.4 (a)        Amount of Title Policy and Personal Property (Leased or
                        Financed) - Levy Properties

Schedule 5.1(a)         Good and Marketable Fee Title for Each Meshon Property
Schedule 5.1(b)         Meshon Ground Lease/Installment Sales Agreement
Schedule 5.1(d)         Meshon Leases/Rental Collections/Security Deposits
Schedule 5.1(h)         Tenant Concessions Relating to Meshon Leases
Schedule 5.1(l)         Meshon Lessor Obligations
Schedule 5.1(m)         Leasing Commissions Relating to Meshon Leases
Schedule 5.1(n)         Meshon Service Contracts
Schedule 5.1(o)         Debt Affecting each Meshon Property
Schedule 5.1(p)         List of Rentable Improvements Located on Each Meshon
                        Property
Schedule 5.1(r)         Meshon Personal Property Being Leased or Financed
Schedule 5.1(t) Claims Made Under the Hazard Insurance Policies for Each Meshon Property
Schedule 5.1(y)         Meshon Properties Subject to Tax Certiorari Proceedings
Schedule 5.1(aa)        Litigation and Claims - Meshon Properties
Schedule 5.3(a)         Good and Marketable fee title for each Levy Property
Schedule 5.3(c)         Levy Leases
Schedule 5.3(d)         Monthly Rental Collections/Security Deposits for Levy
                        Leases
Schedule 5.3(g)         Tenant Concessions Relating to Levy Leases

Schedule 5.3(h)          Levy Lease Defaults/Disputes
Schedule 5.3(j)          Tenant Occupancy/Rental Payment Relating to Levy Leases
Schedule 5.3(k)          Levy Lessor Obligations
Schedule 5.3(l)          Leasing Commissions Relating to Levy Leases
Schedule 5.3(m)          Levy Service Contracts
Schedule 5.3(n)          Debt Affecting each Levy Property
Schedule 5.3(o)          List of Rentable Improvements Located on Each Levy
                         Property
Schedule 5.3(q)          Levy Personal Property Being Leased or Financed
Schedule 5.3(s) Claims Made under the Hazard Insurance Policies for Each Levy Property
Schedule 5.3(x)          Levy Properties Subject to Tax Certiorari Proceedings
Schedule 5.3(z)          Litigation and Claims - Levy Properties

Schedule 6.1             Organization Chart - Meshon
Schedule 6.2             Organization and Qualification - Meshon
Schedule 6.3             Authority to Execute Agreement - Meshon
Schedule 6.4             Ownership Interests of Meshon; Substitution or Partner
Schedule 6.5             Business Conducted by Meshon
Schedule 6.6(b)          Meshon - Non-Budgeted Capital Expenditures
Schedule 6.8             Insurance - Meshon
Schedule 6.9(a)          Material Events and Changes - Meshon
Schedule 6.9(b)          Operations and Business - Meshon
Schedule 6.9(c)          Losses, Change of Control - Meshon
Schedule 6.10            Conflicts, Defaults, Violations - Meshon
Schedule 6.11            Consents - Meshon
Schedule 6.12            Debt - Meshon Parties
Schedule 6.13(a)         Tax IDs - Meshon Parties
Schedule 6.13(b)         Tax Code Elections - Meshon Partnerships
Schedule 6.13(e)         Transfer of Interests - Meshon Partnerships
Schedule 6.13(f)         Qualified Liabilities - Meshon
Schedule 6.14(a)         Meshon Material Agreements
Schedule 6.14(b)         Meshon Management Agreements
Schedule 6.18            Employee Benefit Plans - Meshon
Schedule 6.19            Litigation and Claims - Meshon
Schedule 6.20            Intellectual Property - Meshon
Schedule 6.28            Accredited Investor - Meshon Parties

Schedule 7.2             Authority to Execute Agreement - Meshon Party
Schedule 7.3             Ownership Interests of Meshon Parties; Substitution of
                         Partner
Schedule 7.5             Conflicts, Defaults, Violations - Meshon Party
Schedule 7.6             Consents - Meshon Party
Schedule 7.8             Tax IDs - Meshon Party
Schedule 7.13            Accredited Investor - Meshon Party
Schedule 8.2             Organization of Reorganized Drexel, Royce and Payroll



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




Schedule 8.5            Managed Properties of Drexel, Royce and Payroll
Schedule 8.8 Insurance Policies Covering Drexel, Royce, Payroll and Reorganized Drexel
Schedule 8.9(b) Material Events and Changes - Drexel, Royce, Payroll and Reorganized Drexel
Schedule 8.10 Conflicts or Defaults - Drexel, Royce, Payroll and Reorganized Drexel
Schedule 8.11           Consents - Drexel, Royce, Payroll and Reorganized Drexel
Schedule 8.12           Debt - Drexel, Royce, Payroll and Reorganized Drexel
Schedule 8.14 Material Agreements/Management Agreements - Drexel, Royce Payroll and Reorganized
Schedule 8.16 Employment Arrangements/Agreements - Drexel, Royce, Payroll and Reorganized Drexel
Schedule 8.17           Employment Benefits - Drexel, Royce, Payroll and
                        Reorganized Drexel
Schedule 8.18 Litigation and Claims - Drexel, Royce, Payroll and Reorganized Drexel
Schedule 8.19 Intellectual Property - Drexel, Royce, Payroll and Reorganized Drexel

Schedule 9.1            Organization Chart - Levy
Schedule 9.2            Authority - Levy
Schedule 9.3            Business Conducted - Levy
Schedule 9.4(b)         Financial Statements; Levy Party Budgets
Schedule 9.6            Insurance - Levy
Schedule 9.7(a)         Material Events and Changes - Levy
Schedule 9.7(b)         Operations and Business - Levy
Schedule 9.7(c)         Losses, Change of Control - Levy
Schedule 9.8            Conflicts, Defaults, Violations - Levy
Schedule 9.9            Consents - Levy
Schedule 9.10           Debt - Levy Parties
Schedule 9.11(a)        Tax IDs - Levy Parties
Schedule 9.11(c)        Transfer of Interests - Levy
Schedule 9.11(d)        Qualified Liabilities - Levy
Schedule 9.12(a)        Levy Material Agreements
Schedule 9.12(b)        Levy Management Agreements
Schedule 9.16           Employee Benefit Plans - Levy
Schedule 9.17           Litigation and Claims - Levy
Schedule 9.24           Accredited Investor - Levy Parties

Schedule 10.5(a)        CV Reit - Collateralized Mortgage Obligations
Schedule 10.5(i)        Hilcoast Documents
Schedule 11.1           Proposed Company Directors
Schedule 11.1(b) CV Reit - Transaction Approval Document Delivered Prior to Shareholders Meeting


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



Schedule 11.10(e)(3)    Repairs and Capital Expenses for Which Owners Are
                        Responsible

                           DEFINITIVE MASTER AGREEMENT

This DEFINITIVE MASTER AGREEMENT, dated as of September __, 1997, among CV Reit, Inc., a Delaware corporation (the "Company"), Montgomery CV Trust, a Delaware business trust (the "Business Trust"), Drexel Realty, Inc., a Pennsylvania corporation ("Drexel"), Royce Realty, Inc., a Pennsylvania corporation ("Royce"), MGA Payroll Company Inc., a Pennsylvania corporation ("Payroll"), Louis Meshon, Sr. ("Meshon"), Montgomery D.C., Inc., a Pennsylvania corporation ("Montgomery D.C."), Mitch Leigh ("Leigh"), Danville Associates, a Pennsylvania limited partnership ("Danville"), Parcel Eleven-C.J.P. Associates, a Pennsylvania limited partnership ("Parcel Eleven"), Chesterbrook Shopping Center, a Pennsylvania limited partnership ("Chesterbrook"), CVS Glenside Equities, a Pennsylvania limited partnership ("Glenside"), Montgomery A.C., Inc., a Pennsylvania corporation ("Montgomery A.C."), David J. Lisa ("Lisa"), Charles T. Morroney ("Morroney"), James Seip ("Seip"), H. Lawrence Wilde ("Wilde"), Whitemont, Inc., a Pennsylvania corporation ("Whitemont"), Whitemont Associates, L.P., a Pennsylvania limited partnership ("Whitemont Associates"), Glenmont-Plymouth, L.P., a Pennsylvania limited partnership ("Glenmont"), County Line Plaza Realty Associates, L.P., a Delaware limited partnership ("County Line Associates"), County Line Plaza Realty, LLC, a Delaware limited liability company ("County Line LLC"), (Danville, Parcel Eleven, Chesterbrook, Glenside and Glenmont being herein collectively referred to as the "Meshon Transferor Partnerships," Drexel, Royce, Payroll, Meshon, Montgomery D.C., Leigh, Montgomery A.C., Lisa, Morroney, Seip, Wilde, Whitemont, Whitemont Associates, Glenmont, County Line Associates, County Line LLC, the Meshon Transferor Partnerships and the Meshon Transferred Partnerships (as defined below) being herein collectively referred to as the "Meshon Parties" and Meshon, Leigh, Lisa, Morroney, Seip and Wilde being sometimes collectively referred to as the "Signing Meshon Principals"), and Bernard and Elaine Levy, Jennie Levy (both in her individual capacity and as Executrix of the Estate of Myron Levy), Lillian Levy (both in her individual capacity and as Executrix of the Estate of Benjamin
Levy), H. Irwin Levy (both in his individual capacity and as Executor of the Estate of Jeanne Levy, herein "Levy"), and Robert S. and Ceil Levy (Bernard and Elaine Levy, Jennie Levy, Lillian Levy, H. Irwin Levy, Robert S. and Ceil Levy, in all of the foregoing capacities, being herein collectively referred to as the "Levy Parties"). Capitalized terms used in this Agreement and not otherwise defined shall have the meanings set forth in Section 13.

         WHEREAS, some of the parties to this Agreement entered into a Master Agreement and Plan of Reorganization dated as of April 28, 1997 (the "Master Agreement"), which is terminated, and wish to enter into a definitive agreement on a modified basis;

         WHEREAS, the Company is a publicly owned corporation, qualified as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), all of the Common Stock, par value $.01 per share (the "Shares"), of which is listed on the New York Stock Exchange ("NYSE"), and owns, among other things, certain real property and interests in real property and other assets listed on Schedule A (the "Company Assets");


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



         WHEREAS, the Meshon Transferor Partnerships and the Meshon Transferred Partnerships (together with the Meshon Transferor Partnerships, the "Meshon Partnerships") included in the Meshon Parties are nine privately owned limited partnerships which own and operate certain real property constituting shopping centers and an office building listed on Schedule C (all of such shopping centers and such office building being collectively called the "Meshon Properties"), and certain other Persons listed on Schedule D who, together with the other Persons listed on Schedule D who are not signatories to this Agreement (the "non-signing Meshon Principals"), are all of the direct and indirect owners of the limited and general partnership interests of the Meshon Partnerships;

         WHEREAS, the Levy Parties are individuals and Estates some or all of which own two parcels of the real property constituting a shopping center and a retail location listed on Schedule E (the "Levy Properties");

         WHEREAS, MCRLP LLC, a Delaware limited liability company, as initial general partner, and Meshon, as initial limited partner, have formed, and some of the parties to this Agreement wish to become the partners of a Delaware limited partnership (the "Operating Partnership"), by entering into an amended Limited Partnership Agreement in the form of Exhibit A (the "Partnership Agreement"), and to cause the Business Trust to contribute to the Operating Partnership, the economic benefits of the Company Assets subject to all of the Company's liabilities in exchange for the general partnership interest and certain limited partnership interests in the Operating Partnership (all partnership interests in the Operating Partnership being herein referred to as the "OP Units"), such general and limited partnership interests to be held by the Business Trust, of which the Company holds all beneficial interests and which is the successor by merger to MCRLP LLC, and to cause the Meshon Parties to contribute to the Operating Partnership (or its designee) the Meshon Partnership Interests (defined below) and the Meshon Properties to be transferred by the Meshon Transferor Partnerships (the "Meshon Transferred Properties"), and to cause the Levy Parties to contribute to the Operating Partnership (or its designee) the Levy Properties;

         WHEREAS, (i) the Company and the Business Trust each wishes the Operating Partnership to acquire and certain of the Meshon Parties have agreed to transfer to the Operating Partnership or its designees fee title to the real property owned by the Meshon Transferor Partnerships, and (ii) the Company and the Business Trust each wishes the Operating Partnership to acquire and certain of the Meshon Parties have agreed to transfer to the Operating Partnership or its designees the general and limited partnership interests (such partnership interests being herein collectively referred to as the "Meshon Partnership Interests") in Rio Grande Associates, a Pennsylvania limited partnership d/b/a Rio Grande Associates (PA) Limited Partnership ("Rio Grande"), Renaissance Plaza Associates, L.P., a Pennsylvania limited partnership ("Renaissance Plaza"), Glenmont Associates Limited Partnership, a Pennsylvania limited partnership ("Glenmont Associates") owned by them (Rio Grande, Renaissance Plaza, Glenmont Associates, together with County Line Associates and County Line LLC being herein collectively referred to as the "Meshon Transferred Partnerships");

         WHEREAS, Meshon holds the sole membership interest in County Line LLC as general partner of County Line Associates and, pursuant to an Agency Agreement dated June 26, 1997 between Meshon and the Operating Partnership, Meshon is the holder, as agent for the exclusive benefit of the Operating Partnership, of a 99.9% limited partnership interest in County Line Associates (such membership interest in County Line LLC and limited partnership interest in County Line Associates being collectively referred to herein as the "County Line Interests") and, further pursuant to such Agency Agreement, the Operating Partnership and Meshon wish to cause the conveyance of the County Line Interests to the Business Trust and the Operating Partnership or its designee;

         WHEREAS, Drexel, together with its affiliates Royce and Payroll, is engaged in the business of managing shopping centers and other real estate interests, including the Meshon Properties and other shopping centers listed on Schedule K (the "Managed Properties") which are owned by certain limited partnerships (the "Third Party Partnerships");

         WHEREAS, the Company and the Business Trust each wishes the Operating Partnership to acquire and the Levy Parties wish to transfer to the Operating Partnership or its wholly owned Affiliates the Levy Properties owned by the Levy Parties listed on Schedule H;

         WHEREAS, Meshon wishes to reorganize Drexel, Royce and Payroll as contemplated herein and Meshon and his wife, Patricia Meshon, wish to transfer all of Reorganized Drexel's Voting Common Stock (other than 995 shares of Voting Common Stock) to a Voting Trust as contemplated herein and to transfer to the Operating Partnership 995 shares of Reorganized Drexel's Voting Common Stock and all of Reorganized Drexel's Non-Voting Common Stock in exchange for OP Units and to cause Reorganized Drexel to provide certain property management services and executive employees to the Business Trust pursuant to a Master Leasing, Management and Executive Services Agreement, dated as of the Closing Date, between Reorganized Drexel and the Business Trust, in substantially the form of Exhibit B (the "Master Leasing, Management and Executive Services Agreement");

         WHEREAS, the Company and the Business Trust each wishes the Operating Partnership to acquire all of the Non-Voting Common Stock of Drexel, after it is reorganized as contemplated hereby;

         WHEREAS, the Business Trust wishes to enter into an employment arrangement with Meshon and Meshon wishes to enter into such arrangement;

         WHEREAS, the Company and the parties hereto wish to cause the Company to amend and restate its Certificate of Incorporation (subject to the approval of the shareholders of the Company) in substantially the form of Exhibit E and to amend and restate its Bylaws in substantially the form of Exhibit F;

         WHEREAS, the Company wishes to provide management incentives to directors of the Company and certain officers of Reorganized Drexel and facilitate the Business Trust's provision of management incentives to certain officers of the Business Trust pursuant to one or more option plans (subject to approval of the shareholders of the Company) in substantially the forms of Exhibit G (collectively, the "Option Plan") and in accordance therewith to enter into or facilitate the Business Trust's entering into option agreements with such directors or officers in accordance with the Option Plan;

         WHEREAS, promptly following the date hereof and preparation by the respective parties of necessary financial information required by the Securities and Exchange Commission (the "SEC"), the Company intends to prepare a proxy statement to solicit the consent of the existing shareholders of the Company to the transactions contemplated hereby, and to hold a shareholders meeting to seek such consent;

         WHEREAS, the persons listed on Schedule N have agreed that, at such shareholders meeting, they will vote all of the shares of the Company's Common Stock owned by them to consent to the transactions contemplated hereby;

         WHEREAS, subject to and promptly following the consent of the shareholders of the Company to the transactions contemplated hereby, the parties hereto wish to consummate the transactions contemplated hereby, all upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:

1.       THE TRANSACTIONS.

         1.1      INTENTIONALLY OMITTED

         1.2      THE MESHON TRANSACTIONS.

         (a) Schedule 1.2 lists the Base Unit Amount (i) of each Meshon Partnership in which Meshon Partnership Interests are being transferred for all of the general and limited partnership interests in such Meshon Partnership and
(ii) for title to each Meshon Transferred Property, free and clear of all Encumbrances, except Permitted Exceptions. At the Closing, Meshon shall cause the Meshon Partnerships which own Meshon Transferred Properties to transfer, to the Operating Partnership (or its wholly owned Affiliate) good and marketable fee title to the Meshon Transferred Properties owned by them free and clear of all Encumbrances, except Permitted Exceptions, in exchange for the number of OP Units equal to (A) the Base Unit Amount listed on Schedule 1.2, reduced by (B) the Applicable Closing Adjustments provided for in Section 1.9 and Section 2. At the Closing, each Meshon Party which owns any Meshon Partnership Interests which are to be transferred under this Agreement shall contribute to the Operating Partnership (or its designated Affiliate) all such Meshon Partnership Interests owned by it in each Meshon Partnership, free and clear of all Encumbrances, except Permitted Exceptions, in exchange for a number of OP Units in the Operating Partnership equal to (A) the Base Unit Amount listed on Schedule 1.2 for the Meshon Partnership in which such Meshon Party is contributing Meshon Partnership Interests, times (B) a fraction equal to the percentage interest in the respective Meshon Partnership represented by such Meshon Partnership Interests (the "Applicable Percentage") in the respective Meshon Partnership represented by such Meshon Partnership Interest contributed, reduced by (C) the Applicable Closing Adjustments provided for in
Section 1.9 and Section 2. To the extent limited partnership interests in any Meshon Partnership are owned at the Closing Date by Persons who are not parties hereto, their interests will not be acquired. The Meshon Parties transferring Meshon Partnership Interests in a Meshon Partnership shall cause the Meshon Property owned by such Meshon Partnership to be free and clear of all Encumbrances except Permitted Exceptions on the Closing Date. The Operating Partnership may but shall have no obligation to acquire any Meshon Partnership Interests in any Meshon Partnership unless the Meshon Parties are transferring all of the general partnership interests and sufficient limited partnership interests in such Meshon Partnership that the Operating Partnership will have complete control over the selection, retention and replacement of the general partner of such Meshon Partnership and the management of and the right to sell all real property, or interests therein, owned by such Meshon Partnership, except that, with respect to Renaissance Plaza, the Company shall acquire only those Meshon Partnership Interests shown on Schedule 1.2(a).

         (b) At the Closing, the Meshon Parties shall cause the Operating Partnership (or its designee) to be admitted to each Meshon Partnership in which any Meshon Partnership Interests are transferred at the Closing as the substitute general partner and, if applicable, cause the Operating Partnership (or its designated Affiliate) to be admitted as a limited partner of the Meshon Partnerships in which the Meshon Partnership Interests are contributed, in each case with the respective Meshon Partnership Interest in such Partnerships as those of the Meshon Parties making such transfers, and in accordance with the terms of the partnership agreement of such Meshon Partnership.

         (c) All of the parties to this Agreement agree that before and after the Closing, the Company, the Business Trust, the Operating Partnership, Reorganized Drexel, Royce and the Levy Parties shall have no liability to any Person, whether or not a party to this Agreement, arising out of or relating to the allocation or distribution by Meshon of any Base Unit Amount or OP Units among the Meshon Parties, which shall be the sole responsibility of Meshon. Meshon shall indemnify and hold harmless the Company, the Business Trust, the Operating Partnership, Reorganized Drexel, Royce and the Levy Parties and the Meshon Partnerships in which the Company, the Business Trust or the Operating Partnership (or its Affiliate) acquires any general or limited partnership interests and their respective officers, directors, shareholders, partners and agents and Affiliates (other than Meshon) from all losses, liabilities, claims, actions, demands, litigation, damages, costs and expenses (including reasonable attorneys fees and disbursements) arising out of or relating in any way to such allocations.

         (d) Neither the Company nor the Business Trust shall be obligated to consummate the transactions with any Meshon Parties unless they consummate at least the transactions with respect to the following: the Meshon Transferred Properties known as the "Danville Shopping Center" and "Mount Carmel Plaza Shopping Center"; the County Line Interests; all of the general and limited partnership interests in Rio Grande; Reorganized Drexel, and the Meshon Employment Agreement. However, in the event, on the Closing Date, the conditions to the obligations of the Company or the Business Trust to close the transactions contemplated hereunder have been satisfied or waived as to some but not all of the Meshon Partnerships and the Meshon Partnership Interests and Meshon Properties, the Company or the Business Trust may, at their option, but shall not be required to, elect to close the transactions contemplated hereunder with respect to those Meshon Partnerships (and related Meshon Properties) as to which the conditions have been met, and the Meshon Parties shall, if the Company or the Business Trust so elect, be obligated to consummate the Closing to that extent. No such election shall be deemed a waiver of the rights and/or claims of the Company or the Business Trust, if any, arising from the breach by any Person of a representation, warranty or covenant in this Agreement, nor an election of remedies for any breach of this Agreement, but shall be in addition to any other remedies available in law or in equity. Notwithstanding anything to the contrary contained herein, if for any reason on the Closing Date all of the general and limited partnership interests in Glenmont Associates are not transferred to the Operating Partnership or its Affiliate or the redemption by Glenmont Associates contemplated by the Glenmont Redemption Agreement described in Section 7.15 has not occurred, then none of such partnership interests shall be transferred to the Operating Partnership or its Affiliate, Glenmont Associates shall not be included within the meaning of the Meshon Transferred Partnerships for purposes of this Agreement and no OP Units shall be distributed to any Meshon Party in connection with Glenmont Associates. If, on the Closing Date, all of the then outstanding general and limited partnership interests in Glenmont Associates are acquired by the Operating Partnership or its Affiliate, except for certain general and/or limited partnership interests which are simultaneously redeemed as provided in, for the Redemption Price set forth in and pursuant to the terms of, the Glenmont Redemption Agreement described in Section 7.15, then the Operating Partnership (or its Affiliate) shall simultaneously make a capital contribution to Glenmont Associates in cash equal to the amount of the Redemption Price paid for the partnership interests so redeemed up to, but not in excess of, $1,375,000 and without any addition amount with respect to the "Net Closing Adjustments" or "RP Percetage Rent" thereunder. The Meshon Parties shall not modify, amend or terminate the Glenmont Redemption Agreement after the date of this Agreement without the prior written consent of the Operating Partnership, which may be withheld in its sole discretion.

         (e) The Pennsylvania and Philadelphia Realty Transfer Taxes (as defined below), if any, which become payable because of a transfer of any Meshon Property or deemed transfer upon contribution of any Meshon Partnership Interests shall be paid as provided in Section 2.1(i).

         (f) If Meshon or Paul Cohen is a guarantor of or liable for any mortgage loan on any Meshon Property listed on Schedule 1.2(f) which is transferred to the Operating Partnership or which is owned by a Meshon Partnership of which partnership interests are transferred to the Operating Partnership at the Closing and such guarantee or liability (and the amount thereof) is listed on Schedule 1.2(f), the Operating Partnership shall, at Meshon's request (provided such request is consistent with the Partnership Agreement), agree in indemnity agreements delivered at the Closing to indemnify and hold Meshon or Paul Cohen, as the case may be, harmless from liability to repay such mortgage loan.

         (g) Fractional OP Units shall not be issued. On the Closing Date (or any later date on which any additional OP Units are issuable hereunder), a Meshon Party which would otherwise be entitled to a fractional OP Unit shall have its Unit Amount (or additional Units) rounded down to the whole number of OP Units to which it is entitled.

         (h) At the Closing, Meshon shall convey his sole membership interest in County Line LLC to the Business Trust (or its designee) and shall convey his limited partnership interest in County Line Associates to the Operating Partnership or its designee;

         (i) The OP Units issued to Meshon at the Closing (other than the OP Units issued in consideration of the contribution of the Drexel Shares) shall be delivered into escrow to be held for one year in accordance with the terms of the Escrow Agreement;

         1.3      CONTRIBUTION BY THE LEVY PARTIES.

         (a) Schedule 1.3 lists the Base Unit Amount for each Levy Property free and clear of all Encumbrances, except Permitted Exceptions. The Levy Parties which own a Levy Property shall, on the Closing Date, transfer to the Operating Partnership (or its designated Affiliate), good and marketable fee title to such Levy Property, free and clear of all Encumbrances except Permitted Exceptions, in exchange for a number of OP Units equal to (i) the Base Unit Amount listed on
Schedule 1.3 for such Levy Property, reduced by (ii) the Applicable Closing Adjustments provided for in Section 1.9 and Section 2.

         (b) Neither the Company nor the Business Trust shall be obligated to consummate the transactions with any Levy Party unless they consummate the transactions with all the Levy Parties. However, in the event, on the Closing Date, the conditions to the obligations of the Company or the Business Trust to close the transactions contemplated hereunder have been satisfied as to some but not all of the Levy Parties and their respective Levy Property, the Company or the Business Trust may, at their option, but shall not be required to, elect to close the transactions contemplated hereunder with respect to those Levy Parties and the Levy Property as to which the conditions have been met, and the Levy Parties shall, if the Company or the Business Trust so elects, be obligated to consummate the Closing to that extent. No such election shall be deemed a waiver of the rights and/or claims of the Company or the Business Trust, if any, arising from the breach by any Person of any representation, warranty or covenant in this Agreement, nor an election of remedies for any breach of this Agreement, but shall be in addition to any other remedies available in law or in equity.

         (c) Fractional OP Units shall not be issued. On the Closing Date (or any later date on which any additional OP Units are issuable hereunder), a Levy Party which would otherwise be entitled to a fractional OP Unit shall have its Unit Amount (or additional Units) rounded down to the whole number of OP Units to which it is entitled.

         (d) The Pennsylvania and Philadelphia Realty Transfer Taxes, if any, which become payable because of a transfer of any Levy Property shall be paid as provided in Section 2.1(i).

         (e) 30 % of the OP Units issued to H. Irwin Levy at the Closing shall be delivered into escrow to be held for one year in accordance with the terms of the Escrow Agreement.

         1.4      GENERAL PROVISIONS.

         (a) The OP Units issuable at the Closing shall be non-transferable and subject, in part, to reduction, in each case, in the manner and to the extent set forth in this Agreement and in the Partnership Agreement.

         (b) In the event, during the one year period following the Closing, the Company, the Business Trust or the Operating Partnership (or its Affiliates) shall be entitled to indemnification based on a breach of a representation, warranty or covenant under this Agreement, against any Person whose OP Units are then being held in escrow under the Escrow Agreement, the Company or the Business Trust may, in addition to their other remedies under this Agreement, demand and receive from the Escrow Agent out of escrow a number of OP Units in payment of all or any portion of such indemnification, as specified by the Company or the Business Trust. In the event such Person shall in good faith dispute that the Company, the Business Trust or the Operating Partnership (or its Affiliate) is entitled to such indemnification, such Person may give a notice objecting to such demand to the Escrow Agent. If any such disputed claim for indemnification becomes the subject of litigation, the prevailing party shall be entitled to legal fees and expenses. For purposes of this Agreement the value of such OP Units for such purpose shall be deemed to be $11 per OP Unit. The Company, the Business Trust or the Operating Partnership (or its Affiliate) shall make any such demand for OP Units pursuant to the procedures set forth in the Escrow Agreement. Nothing in this paragraph or in the exercise or attempted exercise of the rights hereunder shall be deemed an election of remedies by the Company, the Business Trust or the Operating Partnership (or its Affiliate) or limit their other remedies hereunder, at law or in equity.

         1.5 CONTRIBUTION BY THE COMPANY; OPERATING PARTNERSHIP INTEREST. On or before the Closing Date, the Business Trust shall cause the Company Assets (other than the Company Assets listed on Schedule 1.5 (the "Uncontributed Assets")),(except for cash reserves for unassumed liabilities, fixed or contingent, if any, including without limitation the litigations referred to in
Section 11.6 and any related litigation, and for payment of the Company's regularly scheduled dividend if declared and unpaid on the Closing Date), and shall cause the economic benefit of the Uncontributed Assets in each case, subject to all existing liabilities of the Company (except those encumbering the Uncontributed Assets), all of which shall be assumed by the Operating Partnership, to be contributed to the Operating Partnership, and the Company agrees to convey such Assets to the Operating Partnership at the direction of the Business Trust, and in consideration for such contribution the Business Trust shall receive an interest in the Operating

Partnership equal to (i) the entire general partnership interest in the Operating Partnership, with a share of profits, losses and distributions of one OP Unit and (ii) a number of OP Units as a limited partner equal to the number of Shares outstanding on the closing date, less one OP Unit. On the date hereof, the Company owns all of the shares of Recreation Mortgages, Inc. ("RBC"), the issuer of bonds (the "Bonds") under an Indenture dated as of December 30, 1991, which Bonds are secured by mortgage obligations held by RBC. To effect the intent of the first sentence of this paragraph, the parties contemplate that, if the State of Wisconsin Investment Board, the holder of the Bonds, shall give its consent, and a satisfactory structure can be effected, all of the equity interests now owned by the Company (and conveyed by the Company at the direction of the Business Trust) in a newly formed limited liability company or limited partnership with which RBC has been merged or combined shall, at the Closing, be contributed by the Company to the Operating Partnership for no additional consideration. If such consent is not obtained by the Closing Date, the Business Trust agrees to pay or to cause RBC to pay to the Operating Partnership an amount equal to the net cash proceeds of the mortgage obligations (including, without limitation, any servicing fees), or any other assets or income of RBC, received by the Company or its Affiliates, net of the required payments on the Bonds and any liabilities of RBC, as such net proceeds are so received, all as more fully described in the Partnership Agreement.

         1.6      DREXEL TRANSACTIONS.

         (a) Meshon shall take all necessary action such that, on the Closing Date, Meshon shall own all of the issued and outstanding capital stock of Reorganized Drexel (except for five shares of Voting Common Stock which will be owned by his wife, Patricia Meshon), which shall consist of 99,500 shares of Voting Common Stock and 1,890,600 shares of Non-Voting Common Stock. At the Closing, Meshon shall contribute 995 shares of the Voting Common Stock and all of the Non-Voting Common Stock of Reorganized Drexel (collectively, the "Drexel Shares") (which Non-Voting Common Stock as of the Closing Date shall be entitled to annual dividends at a rate equal to 95% of the projected annual total dividends of Reorganized Drexel), free and clear of all Encumbrances, to the Operating Partnership in exchange for a number of OP Units equal to the Base Unit Amount for Reorganized Drexel as set forth on Schedule 1.6(a), subject to
Section 1.6(c). When contributed to the Operating Partnership at the Closing, all of such Drexel Shares shall be duly authorized, validly issued, fully paid and non-assessable. All of the remaining issued capital stock of Reorganized Drexel shall be owned by Meshon and Patricia Meshon and contributed, on the Closing Date, to a voting trust pursuant to a Voting Trust Agreement with the provisions set forth in Exhibit I, in form and substance satisfactory to the Company, of which Meshon and a bank or trust company satisfactory to the Company are trustees. Meshon shall, after the Closing, make a timely election under
Section 83(b) of the Code with respect to his OP Units.

         (b) It is contemplated that, immediately after the Closing Date, Reorganized Drexel may be managing, pursuant to Management and Leasing Agreements, one or more Managed Properties in which neither the Company nor the Operating Partnership has a direct or indirect interest (a "Third-Party Owned Property"). To the extent a direct or indirect interest in the Third-

Party Owned Property or any owner of an interest in the Third-Party Owned Property is owned by one or more of the Meshon Parties or any of their affiliates, each of them shall, before and after the Closing, use his, her or its best efforts to prevent a termination of any such Management and Leasing Agreement prior to sale of such Third-Party Owned Property, and for 3 years after the Closing, Reorganized Drexel shall not terminate any such Agreement except with the approval of its Board of Directors.

         (c) At the Closing, Meshon shall deliver to the Company a certificate in form and substance satisfactory to the Company setting forth all year-to-date leasing fees received by Drexel in 1997. In the event that the aggregate amount of such leasing fees for 1997 are less than the aggregate amount of those received by Drexel in 1996 and set forth on Schedule 1.6(c), the number of OP Units payable to Meshon for the Drexel Shares shall be reduced based on the change in annualized net operating income, times 8, divided by $11.

         1.7 RESTRUCTURING OF DREXEL PRIOR TO THE CLOSING. Meshon shall take all necessary action to cause Reorganized Drexel, on the Closing Date, (i) to have a Certificate of Incorporation and By-laws in form attached as Exhibit J; (ii) to have the Board of Directors as set forth on Schedule 1.7(ii), which Schedule shall provide that the Directors of Reorganized Drexel are different from the Directors of the Company; (iii) to have outstanding capital stock in the amounts and issued as provided on Schedule 1.7(iii); (iv) to own all the outstanding capital stock of Royce and Payroll; and (v) to provide for the transfer or termination of the employees at certain properties as provided in Schedule 1.7(iv).

         1.8      RESTRUCTURING OF THE COMPANY; MANAGEMENT.

         (a) Effective upon the Closing, the Certificate of Incorporation of the Company shall be amended so as to read in its entirety substantially in the form set forth as Exhibit E (the "Amended Certificate of Incorporation") (subject to shareholder approval) and as so amended shall, from and after the Closing Date, be the Certificate of Incorporation of the Company until thereafter further amended as provided by law. Effective upon the Closing, the By-Laws of the Company shall be amended so as to read in their entirety substantially in the form set forth as Exhibit F (the "Amended By-Laws"), and as so amended, from and after the Closing Date, shall be the By-Laws of the Company until thereafter further amended as provided by law. The amendments to the Articles of Incorporation and By-Laws are collectively referred to as the "Charter Amendments."

         (b) The Company shall take such action as may be necessary to cause the directors of the Company, immediately following the Closing, to consist solely of the persons indicated on Schedule 1.8(b) (or if any thereof declines to serve, a substitute approved by Levy and Meshon); provided that the Company shall be required to include as Directors the persons designated by the Meshon Parties only if all the transactions with the Meshon Parties contemplated hereunder shall be consummated on the Closing Date.

         (c) Following the Closing, the existing services agreement between the Company and

Hilcoast Development Corp. shall terminate on June 30, 1999 and until such date shall continue with respect to preparation for release or filing of the periodic financial statements, accounting and reporting documents sent by the Company to its shareholders and/or filed with the Securities and Exchange Commission and the other services currently being performed thereunder, with such changes therein as the parties thereto shall hereafter agree upon in writing.

         1.9      ADJUSTMENTS TO BASE UNIT AMOUNT.

                  (a) For purposes of this Agreement, the term "Contributing Party" means each Meshon Party contributing any Meshon Partnership Interest or Meshon Transferred Property to the Operating Partnership (or its Affiliate) and each Levy Party contributing any Levy Property to the Operating Partnership (or its Affiliate); and its "Contribution" means the Partnership Interest or Property so contributed.

                  (b) At the Closing, the number of OP Units a Contributing Party would otherwise be entitled to receive hereunder based on the applicable Base Unit Amount and Applicable Percentage (if any), and any closing adjustments under Section 2 (other than Section 2.1(i)) applicable to its Contribution (the "Original Number"), shall be reduced as provided in this Section:

                  FIRST, each such Original Number of OP Units shall be reduced by a pro-rata share of the Overhead Adjustment divided among the Contributing Parties in proportion to the respective Original Numbers (as so adjusted, the "Net Original Numbers").

                  SECOND, each such Net Original Number of OP Units shall be reduced by a number equal to (i) one-half of the amount of the Transaction Fee (as defined in the Sternlieb Agreement described below) payable with respect to the Property or Partnership Interest of which its Contribution is a part as a brokerage fee pursuant to a letter agreement dated April 14, 1997 among Sternlieb Properties, L.L.C., Real Mark Advisory Corp., the Company, Royce, and Sierra Financial Limited, as amended (the "Sternlieb Agreement"), divided by (ii) $11, times
         (iii) such Contributing Party's Applicable Percentage (if it is contributing less than all of such Property or all of the Partnership Interests in a Meshon Partnership), if any, in exchange for the assumption by the Operating Partnership of the obligation of such Contributing Party to pay its respective portion of such Transaction Fee; provided, however, that this clause SECOND shall not apply to any Contributing Party which is a Levy Party, where the transfer of the Levy Property does not give rise to an obligation to pay the brokerage fee under the Sternlieb Agreement or a Meshon Party with respect to any County Line Interests where such transfer does not give rise to an obligation to pay the brokerage fee under the Sternblieb Agreement.

                  THIRD, with respect to any Contribution subject to Realty Transfer Taxes, the Net Original Number shall be further reduced as provided in Section 2.1(i).

                  FOURTH, such Net Original Number shall be further reduced by a pro rata share of the Allocable Expense Adjustment divided among the Contributing Parties in proportion to the respective Original Numbers.

                  Solely for purposes of the allocations and reductions to be computed under items First, Second, Third and Fourth above, the number of OP Units a Contributing Party contributing interests in Glenmont Associates is deemed to receive (and its applicable percentage) shall be increased by allocating to each of the Contributing Parties contributing such interests its pro rata portion of a number equal to
         (i) the dollar amount payable to parties whose interests in such Meshon Partnership are redeemed on the Closing Date, if any, divided by (ii) $11.

                  The "Shared Expense Adjustment" shall mean a number of OP Units equal to the sum of (i) Allocable Expenses divided by $11 (the "Allocable Expense Adjustment") and (ii) 323,276 (the "Overhead Adjustment"). "Allocable Expenses" shall mean 50 percent of the actual fees and expenses of Ernst & Young L.L.P., Roberts & Holland LLP, Proskauer Rose LLP, Fox Rothschild O'Brien & Frankel, LLP, Richards Layton & Finger and other local counsel retained by the Company in connection with the transactions contemplated hereby for work done for parties hereto or for which the Company may be liable under this Agreement or the Master Agreement before and after the date of this Agreement (and including customary post-closing work) in connection with the drafting and negotiation of this Agreement and the Master Agreement and the Related Documents and the transactions and documents contemplated hereunder and the conduct of due diligence as contemplated by this Agreement and the Master Agreement up to the maximum amount, if any, set forth on Schedule 1.9 hereto. "Applicable Closing Adjustments" means the adjustments contemplated by this Section 1.9 and the adjustments contemplated by Section 2.

The Company shall pay such fees of such firms listed on Schedule 1.9 for the work described in the definition of Allocable Expenses done for parties to this Agreement or for which the Company may be liable under the Master Agreement.

         (c) In no event shall the aggregate reduction in any Contributing Party's Original Number of OP Units pursuant to clause First, Second, Third and Fourth, when added to the aggregate reduction for all other Contributing Parties contributing an interest in the same Property or Partnership and the costs for the title reports and survey, appraisals, structural engineering reports and environmental reports required hereunder and financial statements required hereunder which would not otherwise have been prepared, in each case, with respect to such Property or the Property owned by such Partnership, exceed (i) 5% of (ii) the Base Unit Amount for such Property or Partnership, as the case may be, plus the Mortgage Debt, times (iii) the Applicable Percentage, and divided by (iv) $11. In the event that any such aggregate reduction exceeds such 5% threshold, the Company shall, to the extent of such excess, bear the cost of such excess amounts in addition to the expenses already borne by the Company. If any Contributing Party's adjustment referred to in the previous sentence reaches such 5% limitation and the Company bears any such excess (the "Company's excess allocation") and thereafter, the Operating Partnership, in the one year period after the Closing hereunder, acquires, in exchange for OP Units, any Managed Property from any Third Party Partnership or any partnership interests in any such Third Party Partnership in a transaction in which the Person transferring such property or units agrees to a reduction in the number of OP Units such Person would otherwise receive (a "third party reduction") to reflect an allocation of some portion of the expenses included in the Shared Expense Adjustment, then the Contributing Parties shall be entitled to have their percentage of outstanding OP Units increased if and to the extent the following is applicable. The third party reduction shall first be applied to increase the Business Trust's percentage of outstanding OP Units by the issuance of additional OP Units (with the concomitant dilution of the value of the then-outstanding OP Units, and taking such dilution into account in calculating the value of the newly issued OP Units) to the Business Trust in an amount equal to the Company's excess allocation. To the extent the aggregate dollar value of all such third party reductions exceeds the Company's excess allocation pursuant to the first sentence of this subsection (c), the dollar value of the excess third party reductions shall be allocated to the Contributing Parties who reached the 5% limitation pro rata in accordance with their Original Numbers, up to but not in excess of the amount by which their respective allocations exceeded 4% and shall be payable by restoring OP Units otherwise reduced at a deemed value of $11 per OP Unit. The computation of any additional OP Units due under this Section shall be made by the Company, the Business Trust and the Operating Partnership in good faith and such determination shall be final.

         1.10     THE OPERATING PARTNERSHIP; TOTAL OP UNITS.

         (a) Prior to the date hereof, MCRLP LLC, a Delaware limited liability company of which the Company was the sole member, as general partner, and together with Meshon as initial limited partner, formed the Operating Partnership as a Delaware limited partnership by executing a partnership agreement and filing a Certificate of Limited Partnership in Delaware. Contemporaneously herewith, MCRLP LLC and the Business Trust effected a merger agreement, pursuant to which the Business Trust was the surviving entity, and filed a Certificate of Merger in Delaware, and the Business Trust thereupon became the substituted sole general partner of the Operating Partnership. At the Closing, the Business Trust and each of the Meshon Parties and Levy Parties entitled to receive OP Units will enter into and execute an amended and restated Partnership Agreement in substantially the form of Exhibit A as limited partners. The parties acknowledge that, on the date of this Agreement and on the Closing Date, the sole asset of the Operating Partnership is and will be its interest in County Line Associates pursuant to that certain Agency Agreement dated June 26, 1997 between the Operating Partnership and Meshon, and that, on the date hereof, such asset has no value in excess of (i) the debt secured by the assets of County Line Associates plus (ii) the Meshon Loan. It is the intention of the parties that the number of OP Units owned by the Business Trust and the Meshon Parties entitled to receive OP Units immediately following the Closing reflect the respective Unit Amounts for the assets being acquired by the Operating Partnership at the Closing, without regard to any interests in the Operating Partnership held prior to the Closing.

         (b) At the Closing, the Operating Partnership shall have no employees performing executive functions except as agreed by the Business Trust and Meshon and the officers of Reorganized Drexel shall not be identical to the officers of the Company or the Business Trust.

         (c) Immediately following the Closing, the OP Units issued to the Meshon Parties, the Levy Parties, the shareholders of Reorganized Drexel and the Business Trust under this Agreement shall constitute 100% of the partnership interests in the Operating Partnership.

         1.11     DEFINITIVE AGREEMENT; DOCUMENT CUSTODIANS.

         (a) This Agreement replaces and supercedes the Master Agreement in its entirety and all of the rights and obligations of the parties to this Agreement (among themselves) with respect to the subject matter hereof and thereof shall be governed solely by this Agreement.

         (b) Each person signing below as Document Custodian (each, a "Document Custodian") hereby certifies, at the time of execution of this Agreement, that he or she has in his or her possession in a segregated location or file originals or xerox copies of all documents delivered by such party in connection with the Due Diligence Period under the Master Agreement and that such Custodian will retain such documents in such segregated location away from all other documents from the date hereof until 3 years after the Closing and provide any Party hereto access thereto and the right to make copies thereof at all reasonable times. To the extent not previously delivered, each Meshon Party and Levy Party shall deliver, promptly upon request, at its own cost and expense, (and promptly update thereafter through the Closing) or make available through its Document Custodian (i) all of its Organizational Documents and all Organizational Documents of any Partnership in which it is transferring any partnership interests hereunder; (ii) audited financial statements (for itself and any such Partnership and any Property in which it is transferring a direct or indirect interest hereunder) to the extent required by the SEC for each of the past three years and any more current unaudited financial statements for such periods and in such form, with such footnotes and schedules, as shall be required pursuant to SEC regulations or generally accepted accounting principals in connection with the preparation by the Company of its proxy statement with respect to the transactions contemplated hereby, certified by accountants acceptable to the Company, except that Meshon, Levy and the Levy Parties shall not be required to deliver personal audited financial statements, (iii) in the case of Partnerships in which any partnership interest is being transferred or with respect to Properties in which a direct or indirect interest is being transferred, all Loan documentation and other purchase orders, capital commitments, agreements, commitments, obligations and other documents of or affecting such Partnership or Property. To the extent not previously delivered, if any, each Meshon Party and Levy Party shall deliver with respect to each Meshon Property and Levy Property: (1) a current title report and survey, (2) a structural engineering report in form and substance and from an engineering consultant satisfactory to the Company dated a date during the Due Diligence Period under the Master Agreement, (3) an environmental report in form and substance and from an environmental consulting firm satisfactory to the Company dated a date during the Due Diligence Period, (4) an appraisal in form and substance and from an expert real estate appraiser satisfactory to the Company dated a date during the Due Diligence Period, (5) a

Rent Roll, Vacancy Report, Receivables Report, Payables Report, Delinquent and Prepaid Rent Report; and (6) in each case indicated in clause (1) through (5), with bring-down title reports and such other such bring-down reports through the Closing Date reasonably required (if there exists a condition which the Company believes requires additional investigation), and a letter in form and substance satisfactory to the Company from the provider of each report indicated in such clause (and such bring-down report) entitling the Company and the Operating Partnership to rely thereon as the Company shall request; and (v) with respect to Royce, Drexel and Payroll, all Organizational Documents, all material agreements and all documentation relating to employee compensation, including all benefit arrangements.

         (c) Through the Closing Date, at all reasonable times and on reasonable notice, each of the parties shall cooperate with the other parties and their representatives and promptly provide all such other information and access to all such records, employees and agents as any other party shall reasonably request in connection with its due diligence activities. Each party shall conduct its due diligence activities in a manner designed to minimize interference with the business of any other party.

         (d) INTENTIONALLY OMITTED

         (e) Attached to this agreement are schedules of which the Contributing Parties have represented are the existing liabilities of each respective acquired Partnership or Property. Undisclosed liabilities discovered after the Closing which are subject to the indemnification for breaches of representation and warranties herein may in the one year immediately after the Closing in addition to other remedies, be charged back against the OP Units held in escrow. The charge-back shall be based on a value of the OP Units of $11 per OP Unit.

         (f)      (i) The capital repairs and/or replacements described in
Schedule 1.11(f)(1) ("Repairs") are required to be made to the respective Properties identified in Schedule 1.11(f)(1) (each a "Reserve Property").

                  (ii) Except as provided on Schedule 1.11(f)(2), the Contributing Parties having direct or indirect interests in the respective Reserve Properties shall, on the Closing Date, cause to be established with the Post-Closing Owner of such Reserve Property a cash reserve (a "Reserve") in an amount sufficient to cause the completion of any Repairs to the related Reserve Property which have not been completed in the Company's reasonable judgment in accordance with the Required Standards (as hereinafter defined). The amount of the Reserve to be established on the Closing Date with respect to each Reserve Property shall be estimated prior to the Closing Date by a licensed architect (or, at the Company's option, a licensed general contractor) reasonably acceptable to the Company and the related Contributing Parties. In the event of the parties' failure to agree upon such architect (or general contractor) within fifteen (15) business days prior to the Closing Date, such architect (or general partner) shall be designated by Ernst & Young.

                  (iii) The funds constituting the Reserve for a Reserve Property shall be applied


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



by the Post-Closing Owner of such Reserve Property to pay the costs incurred by such Post- Closing Owner to cause to be completed the related Repairs as soon as reasonably practicable following the Closing, with due consideration given to the nature and scope of such Repairs, in accordance with the following standards ("Required Standards"):

                           (a) All Repairs shall be made by a licensed general contractor reasonably acceptable to the Company and, if appropriate in the reasonable judgment of the Company, under the supervision of a licensed architect.

                           (b) All Repairs shall be completed in a good and workmanlike manner and in accordance with (i) plans and specifications reasonably approved by the Company, (ii) all applicable Legal Requirements, and (iii) the terms and conditions of all Existing Documents relating to such Reserve Property.

                  (iv) Upon completion of all Repairs with respect to a Reserve Property in accordance with the Required Standards and the payment of all amounts due and owing to each Person that supplied materials or labor in connection with such Repairs, all amounts, if any, remaining in the Reserve for such Reserve Property shall be returned by the Post-Closing Owner of such Reserve Property to the respective Contributing Parties that funded such Reserve (in the same proportions as the Reserve was funded by them).

         (g) If the Meshon Parties shall fail to close the transactions contemplated hereunder for any reason, such parties shall within 5 days thereafter pay the Company in cash their respective Share of the Allocable Expenses attributable to the fees and expenses of Roberts & Holland LLP, Ernst & Young, LLP and Proskauer Rose LLP, Richards, Layton & Finger and any local counsel engaged by the Company in connection with the transactions contemplated hereby or by the Master Agreement incurred on or prior to the date of such failure to close, unless the failure to close is solely because the Company's shareholders do not approve the transactions contemplated hereby, in which case the fees of Proskauer Rose LLP, Richards, Layton & Finger and such local counsel engaged by the Company shall not be included. Solely for purposes of this Section, the Share of the Meshon Parties shall be 25 percent of the Allocable Expenses. Nothing in this Paragraph or in the exercise or attempted exercise of the rights hereunder shall be deemed an election of remedies by the Company or limit its other remedies hereunder, at law or in equity.

         1.12 OPTION PLAN. As part of the proxy statement to be sent to shareholders seeking approval of the transactions contemplated hereunder, the Company also shall seek shareholder approval of the Option Plan. Assuming shareholder approval of the Option Plan pursuant to such proxy statement, at the Closing the Company or the Business Trust, as the case may be, shall enter into option agreements with such officers and on such terms as are provided for in the Option Plan.

         1.13 DOCUMENTS NEEDED FOR CLOSING.

         (a) On or before the Closing Date, the Meshon Parties shall, at their own expense and without expense to the Company, the Business Trust, the Operating Partnership or any of their Affiliates, obtain the Surveys, Title Policies, Tenant Estoppel Certificates, Meshon Consents and Drexel Required Consents and any other documents, reports or other Required Consents required to be delivered by them at the Closing.

         (b) On or before the Closing Date, the Levy Parties shall, at their own expense and without expense to the Company, the Business Trust, the Operating Partnership or any of their Affiliates, obtain the Surveys, Title Policies, Tenant Estoppel Certificates, Levy Consents and any other documents, reports or other Required Consents required to be delivered by them at Closing.

         1.14     EMPLOYMENT ARRANGEMENTS.

         (a) At the Closing, Meshon and the Business Trust shall enter into an employment agreement in substantially the form attached as Exhibit K ( the "Meshon Employment Agreement") and the Business Trust shall offer to enter into an employment agreement with H.

Larry Wilde.

         (b) At the Closing, Meshon shall use his best efforts to cause Reorganized Drexel to have in effect employment arrangements with key Drexel and Royce employees and Reorganized Drexel shall enter into the Master Leasing, Management and Executive Services Agreement, among other things, to provide certain services of certain of such employees to the Business Trust.

         (c) On or before the Closing Date, Reorganized Drexel shall adopt an incentive bonus plan for employees in form mutually acceptable to Meshon and the Company.

         1.15 INTENTIONALLY OMITTED.

         1.16 INTENTIONALLY OMITTED.

         1.17 REGISTRATION AGREEMENT. For the period beginning one year after the Closing Date and ending two years thereafter (the "Continuous Registration Period"), the Company shall use reasonable commercial efforts to file with the SEC and keep effective a shelf registration statement (a "Registration Statement") covering resales by the Meshon Parties and the Levy Parties of any Shares for which any OP Units may be exchanged. Any party wishing to sell any Shares pursuant to such Registration Statement shall be required first to sign an indemnification and contribution agreement with the Company with respect to such party's own information customary in connection with secondary offerings in form and substance satisfactory to the Company and perform its covenants thereunder. The Company shall agree to similar indemnification and contribution arrangements for the benefit of such party with respect to its information. Such obligation shall terminate in the event, under then applicable law (including without limitation, any rule or regulation), the holders of such Shares could offer and sell such Shares without such registration, including, without limitation, if the SEC shall adopt, any rule or regulation providing for the equivalent of registration of the resale of any such securities without the requirement of a registration statement. The registration rights provided for in this Section 1.17 shall be in addition to any applicable registration rights of holders of OP Units under the Partnership Agreement of the Operating Partnership.

         1.18 OPERATION OF THE COMPANY BETWEEN SIGNING AND CLOSING. From the date of this Agreement until the Closing, subject to the fiduciary obligations of its Board of Directors, and except as contemplated by this Agreement, and except as necessary to avoid risking the continued qualification of the Company as a real estate investment trust under the Code, the Company shall not acquire additional real property or leases thereof or other interests therein, directly or through any interest in another entity, unless (i) Meshon shall agree that such acquisition is consistent with the business plan for the Company and its Affiliates following the Closing, and (ii) as a result of such acquisition, the Company continues to be in compliance with all requirements for maintaining the Company's qualification as a real estate investment trust under the Code.

         1.19 OPERATION OF DREXEL, ROYCE AND PAYROLL BETWEEN SIGNING AND CLOSING. Other than the reorganization of Drexel, Royce and Payroll contemplated by this Agreement, until the Closing Drexel, Royce and Payroll shall be operated only in the ordinary course, consistent with past practice and shall not take or omit to take any action which would cause any of its representations and warranties to be untrue at the Closing Date.

         1.20 OPERATION OF THE ACQUIRED PARTNERSHIPS AND SUBJECT PROPERTIES. From the date hereof until the Closing, (i) the Meshon Parties shall cause the Meshon Partnerships in which any partnership interests are to be acquired hereunder and the Meshon Properties, and (ii) the Levy Parties shall cause the Levy Properties, to be operated only in the ordinary course of business consistent with past practice and shall not take or omit to take any action which would cause any of its representations and warranties to be untrue at the Closing Date.

         1.21 MISSING SIGNATURES. Anything in this Agreement to the contrary notwithstanding, if any party named herein (or any Person indicated in the signature pages as signing for any such party) does not sign and deliver this Agreement so that such party becomes a party hereto by Tuesday, September 23, 1997, the Property or partnership interest (or portion thereof) to be transferred by such party (or by a party for which such Person is indicated as a signatory) shall not be acquired under this Agreement; provided, however, that the Company and the Business Trust, in their sole discretion without the further consent of any party, may agree with any party or Person who has signed this Agreement to acquire from such Person or its Affiliates such portion of such Property or such partnership interests as such signing Person owns or can cause to be transferred to the Operating Partnership or its designee for a pro rata portion of the Base Unit Amount (subject to adjustments as provided herein) on substantially the same terms as are provided herein MUTATIS MUTANDIS. Upon delivery, this Agreement shall be


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



binding on the parties signing below even if all parties do not sign.

         1.22 LIMITATION OF PERSONAL LIABILITY OF MESHON LIMITED PARTNERS. The liability of all of the parties to this Agreement for breaches of this Agreement, including without limitation, breaches of representations and warranties set forth in this Agreement shall be determined in accordance with and limited by Section 12. Notwithstanding the previous sentence, any Meshon Party which is liable for indemnification under this Agreement solely because of his, her or its status on the Closing Date as a limited partner of a Meshon Partnership shall in no event be liable for an amount in excess of the value of the OP Units issued to him, her or it on the Closing Date. The previous sentence shall in no way limit the liability of Meshon or any other Person with respect to any such matter.

         1.23 FINANCIAL CONDITION OF TRANSFERRED ENTITIES ON THE CLOSING DATE. The Meshon Parties shall take all action necessary so that, on the Closing Date, the Meshon Partnerships, Drexel, Royce and Payroll shall each have no assets except the (i) Meshon Properties (and rights under related Leases and agreements listed on Schedule 1.23), (ii) the management contracts listed on Schedule 1.23 to this Agreement, and (iii) cash in an amount at least equal to the amounts required to be funded or escrowed pursuant to any provision of this Agreement; and no liabilities except (i) the mortgage loans, and related Liens listed on a Schedule to this Agreement as a Permitted Exception, and (ii) the obligations to tenants under existing leases with respect to tenant improvements listed on
Schedule 1.23 to this Agreement for which the full amount required to satisfy the obligation has been escrowed in cash in an escrow in form and substance satisfactory to the Company.

2.       CLOSING ADJUSTMENTS.

         2.1 ALLOCATIONS AND ADJUSTMENTS AT CLOSING. The following allocations and adjustments shall be made as of the Closing Date with respect to each Meshon Property and Levy Property owned by each Meshon Partnership or by any Levy Parties, in which any partnership interest is contributed, or which Property is contributed, to the Operating Partnership (or its respective Affiliate) on the Closing Date. The Contributing Parties contributing any partnership interests in any such partnership shall be liable for 100% of such allocations and adjustments (divided among them pro rata), even if the total partnership interests transferred are less than 100% of the partnership interests in any such partnership. However, anything herein to the contrary notwithstanding, in the event that any allocations or adjustments are in favor of such Contributing Parties and the total partnership interests transferred are less than 100% of the partnership interests in any such partnership, then the allocation or adjustment in favor of such Contributing Parties shall be limited to the same proportion of the entire allocation or adjustment as the total partnership interests transferred bear to 100% of the partnership interests in such partnership (it being intended that the portion of such allocation or adjustment that is attributable to the partnership interests in such partnership that are not transferred shall be reserved by such partnership for the benefit of the owners of such partnership interests that are not transferred). Notwithstanding the foregoing, the Meshon Parties shall not be responsible for more than 50% of


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



any such allocations or adjustments in favor of the Operating Partnership (or its Affiliate) with respect to Renaissance Plaza or the Property owned by such partnership to the extent the economic burden of the liability or event giving rise to such allocations or adjustment is actually borne by the general and/or limited partners of Renaissance Plaza whose interests are not owned by the Meshon Parties and not, directly or indirectly, by the Operating Partnership (or its Affiliate). The amounts allocated to the Levy or Meshon Parties under this
Section 2.1 shall be applied to increase, in the case of adjustments in favor of the Levy or Meshon Parties, and to decrease, in the case of adjustments in favor of the Property Owner, the number of OP Units to be received by the Meshon Parties or Levy Parties pursuant to Sections 1.2 and 1.3, respectively. Such adjustments in OP Units shall be made by dividing the net amount of all such allocations and adjustments attributable to any Contributing Party by $11 (collectively, such Contributing Party's "Closing Adjustment"). Adjustments described in the following subparagraphs (a) through (j) which are determined after the Closing Date shall be made from time to time after the Closing Date as such adjustments are determined; PROVIDED, HOWEVER, that the final adjustments shall be made on the 30th day after the first anniversary of the Closing Date and no further adjustments shall be made thereafter.

         (a) GENERAL RULE. Real estate taxes (on the basis of the due dates of the tax bills for the period for which such taxes are assessed) on the Property, personal property taxes on the Personal Property, minimum water and sewer rentals, rents, including without limitation, expense pass-throughs, percentage rents, income from and expenses for electricity and other sums paid by tenants, licensees and concessionaires and collected by or on behalf of the Owner prior to the Closing Date under the Leases in effect at the Closing, payments due under service agreements which are to remain in effect after the Closing, prepaid license fees and other charges for licenses and permits for each Property which will remain in effect, after the Closing Date, rentals under any ground lease, municipal rubbish removal charges, lease rejection awards made in any bankruptcy proceedings of a tenant, and prepaid insurance premiums for insurance which will remain in effect, after the Closing Date, if any, shall be apportioned pro rata between the applicable Levy or Meshon Parties and the Company or the Operating Partnership (or Affiliate), as applicable, on a per diem basis as of midnight on the day before the Closing Date, so that the applicable Levy or Meshon Parties shall bear all expenses with respect to the Property and benefit, to the extent of their interests, from all receipts with respect to the Property through the day before the Closing Date. To the extent that the amounts of the items to be adjusted are not reasonably ascertainable as of the Closing Date, they shall be adjusted as promptly after the Closing Date as the amounts thereof are ascertained.

         (b) SPECIAL ASSESSMENTS. If, at Closing, the Property or any part thereof is affected by an assessment which is payable in installments of which the first installment is then a charge or lien, or has been paid, then all unpaid installments of such assessments shall be prorated between the parties as of the Closing Date as follows: the applicable Levy or Meshon Parties shall be responsible for those installments thereof for years prior to the year in which the Closing occurs and the owner of the Property immediately following the Closing Date (the "Post Closing Owner"), shall be responsible for those installments thereof for years following the year in which the Closing occurs; the installment due for the year in which the Closing occurs shall be prorated


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between the parties on a per diem basis. If bills for real estate taxes for the
Property have not been issued as of the Closing Date, and if the amount of real estate taxes for then current tax fiscal year is not then known, the apportionment of real estate taxes shall be made at the Closing on the basis of the prior year's real estate taxes and a post-Closing adjustment shall be made when the actual amounts are ascertained.

         (c) RENT AND OTHER TENANT ARREARAGES. All rents and other sums collected by the Owner of a Property, as applicable, from tenants under the Leases, including but not limited to expense pass-throughs for real estate taxes and common area maintenance expenses, after the Closing Date, up to the respective amounts currently due the Post Closing Owner, from time to time, will be retained by the Post Closing Owner, and applied on account of the rents and other sums due to the Post Closing Owner. At Closing, the applicable Levy or Meshon Parties shall identify all tenants which are in arrears in the payment of rent or other sums due under the Leases on the Closing Date. If any tenant shall pay to the Post Closing Owner, after the Closing Date a sum in excess of all rents and other sums which have accrued to the Post Closing Owner, and which excess sum is on account of arrearages which became due prior to the Closing Date, the Company or the Operating Partnership (or Affiliate), as applicable, shall allocate to the applicable Levy or Meshon Parties such excess, net of a proportionate share of the applicable management fee and the reasonable fees and expenses of attorneys, if any, which shall be deemed to be the cost of collection, to be applied on account of the arrearages due to the applicable Levy or Meshon Parties. The applicable Levy or Meshon Parties shall not bring any suit or other proceeding, on behalf of the applicable Levy or Meshon Parties, against any tenant currently in occupancy under the Leases after the Closing Date on account of rental delinquencies. Neither the Company nor the Operating Partnership (or Affiliate), as applicable, nor the Post Closing Owner of the related Property assumes any obligation to collect or enforce the payment of any such moneys which may be owing to the applicable Levy or Meshon Parties. If the Post Closing Owner of the related Property employs an agent to collect rent under the Leases after the Closing Date, such agent shall have the right to deduct and retain from the applicable Levy or Meshon Parties' share of any rent or other payments received by the Post Closing Owner of the related Property after the Closing Date a pro rata share of the compensation payable to such agent by the Post Closing Owner of the related Property based on the relative amounts recovered by each party.

         (d) REFUNDS. Any refunds received by a Post Closing Owner of a Property under any service agreements on account of payments which are applicable to periods prior to the Closing Date shall be apportioned by the Post Closing Owner when received and the portion thereof attributable to periods prior to the Closing Date shall be allocated to the Property Owner prior to Closing on behalf of the partners of such Property Owner.

         (e) COLLECTIONS FROM TENANTS FOR TAXES. All amounts collected from tenants pursuant to provisions in the Leases (or in any reciprocal easement agreements) prior to the Closing Date on account of real estate taxes which have not been applied to the payment of such real estate taxes shall be paid to the Post Closing Owner on the Closing Date. The applicable Levy or Meshon Parties shall be responsible for the collection of all such amounts up to the Closing Date


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



and the related Post Closing Owner shall be responsible for the collection of all such amounts from and after the Closing Date.

         (f) POST-CLOSING ADJUSTMENTS. If the apportionment of any percentage rents, "escalation" payments relating to operating expenses, merchant's association dues or fees for promotion, income and expenses for electricity or other payments payable to the Post Closing Owner of a Property after the Closing Date from a tenant under any of the Leases on account of periods prior to the Closing Date or on account of sums which are attributable to expenses incurred by the landlord for periods of time prior to the Closing Date, cannot be precisely determined at the Closing Date, the applicable Levy or Meshon Parties and the Company or the Operating Partnership (or Affiliate), as applicable, shall reasonably estimate the apportionment of such sums pro rata between the Post Closing Owner and the applicable Levy or Meshon Parties on a per diem basis as of the Closing Date. A post-Closing adjustment shall be made, if necessary, between the Post Closing Owner and the applicable Levy or Meshon Parties for such apportioned items when the amounts thereof can be ascertained and any such adjustment shall be paid or allocated in such a manner as to avoid risking the tax-free nature of certain of the transactions contemplated hereby.

         (g) PERCENTAGE RENT. The apportionment of "percentage rent", and the amounts due by the Post Closing Owner of a Property to the applicable Levy or Meshon Parties, respectively, under each of the Leases for "percentage rent", shall be made or paid with respect to the lease year (as defined in such Lease) in which the Closing Date falls and the post-Closing adjustment shall be made, effective as of the Closing, at the time that the accounting for the tenant's percentage rent obligation for the lease year is determined under the Lease. The amount to be apportioned shall be the total of the amounts collected by the Post Closing Owner as percentage rent for such percentage rent lease year. The applicable Levy or Meshon Parties' portion thereof shall be an amount which bears the same ratio to the total percentage rent for the applicable percentage rent lease year as the number of days up to but excluding the Closing Date in such percentage rent lease year shall bear to the full number of days in such percentage rent lease year; and the Post Closing Owner shall be entitled to retain the remaining portion.

         (h) UTILITY CHARGES. At Closing, the applicable Levy or Meshon Parties shall pay all charges for the water, electric, gas and other utility meters servicing each Property (other than meters measuring exclusively utility consumption which is to be paid in full by tenants under Leases) apportioned on the basis of the prior month's readings. When the charges for the month during which the Closing occurs are ascertained, the parties shall make any necessary post- Closing adjustments. The apportionment of items of expense and income for tenant contributions on account of utilities shall be handled in accordance with subparagraph (f) above.

         (i) REALTY TRANSFER TAXES. The Levy Parties or the Meshon Parties, as applicable, shall pay at Closing all realty transfer documentary fees, stamps and taxes imposed on any person on the conveyance of the Premises or the transaction contemplated by this Agreement, except, however, that any Pennsylvania Realty Transfer Taxes or Philadelphia Realty Transfer Tax (collectively, "Realty Transfer Taxes") listed on Schedule 2.1(i) attached hereto which


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



becomes payable because of a transfer of any Meshon Property or Levy Property or deemed transfer upon contribution of any Meshon Partnership Interests to the Operating Partnership (or its Affiliate) shall be paid as follows: the Operating Partnership (or its Affiliate) to which such Property or partnership interest was transferred shall assume and pay such Realty Transfer Taxes (to the extent payable), except in the case of Realty Transfer Taxes which are imposed on a partnership in which interests are transferred, and the number of OP Units to be issued to such Persons transferring such Property or partnership interest shall be reduced by a number obtained by dividing (y) 50% of the total Realty Transfer Taxes so payable upon such transfer by (z) $11. Ordinary charges for recording instruments shall be paid at Closing by the Meshon Parties or Levy Parties, as applicable. The applicable Levy or Meshon Parties and the Company or the Operating Partnership (or Affiliate), as applicable, acknowledge and agree that the Personal Property to be transferred hereunder is not being sold in the normal course of the applicable Levy or Meshon Parties' trade or business, and agree to execute the appropriate exemption certificates for the purpose of obtaining sales tax exemptions with respect to the transfer of the Personal Property. The Meshon Parties or Levy Parties, as applicable, shall be obligated to pay any sales tax which may be payable in connection with the sale of the Personal Property if such sale is not exempt from taxation; however, at the request of any Meshon Party or Levy Party transferring Personal Property, the Operating Partnership (or its Affiliate) to which such Meshon Party or Levy Party is transferring such Personal Property shall assume and pay any such sales tax which may be payable in connection with the transfer of such Personal Property if such transfer is not exempt from taxation (including both sales taxes imposed on the transferring Meshon Party or Levy Party and sales taxes imposed on the Operating Partnership (or its Affiliate), as the case may be, and the number of OP Units to be issued to such Meshon Party or Levy Party shall be reduced by a number obtained by dividing (y) 100% of the total sales taxes to which such Person and the Operating Partnership (or its Affiliate), as the case may be, shall be subject upon such transfer (other than any sales tax paid by such Meshon Party or Levy Party and not assumed by the Company or the Operating Partnership (or their Affiliate) or otherwise reimbursed by the Company or the Operating Partnership (or their Affiliate) to such Meshon Party or Levy Party) by (z) $11.

         (j) TENANT IMPROVEMENT COSTS. The applicable Levy or Meshon Parties shall pay at or prior to the Closing Date all tenant improvement costs, tenant allowances and other bona fide third party costs and expenses actually incurred for Leases entered into on or before the Closing Date. The applicable Levy or Meshon Parties agree to indemnify, defend and hold the Post Closing Owner, the Company, the Business Trust and the Operating Partnership (or its Affiliate), as applicable, harmless from and against any liability associated with such costs. In the event that, at the time of Closing, the applicable Levy or Meshon Parties have outstanding obligations which are the responsibility of the applicable Levy or Meshon Parties but which are not payable at that time because the work relating thereto has not been completed, the applicable Levy or Meshon Parties shall, at the Closing, deposit with the Post Closing Owner or the Operating Partnership (or its Affiliate) an amount equal to the reasonable estimate of the amount of such outstanding obligations, as listed on Schedule 2.1(j), and such funds shall be applied to the payment of such outstanding obligations when due.


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



         (k) TENANT SECURITY DEPOSITS AND TENANT CONCESSIONS. As of Closing, the Applicable Levy or Meshon Parties shall have funded in cash all security deposits paid by, and all Tenant Concessions payable to, tenants of the respective Meshon or Levy Properties such that such security deposits and Tenant Concessions shall be held in cash accounts in the name of the respective Post Closing Owner of a Property after the Closing Date or by the Operating Partnership (or its Affiliate).

3.       THE CLOSING.

         3.1      CLOSING DATE AND PLACE.

                  (a) The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036- 8299 at 10:00 a.m. (New York City time) no later than the fifth Business Day after the day on which the last of the conditions set forth in Section 4 (other than such conditions which, by their terms, are not capable of satisfaction until the Closing Date) is satisfied or, where permissible, is waived, unless another place, date or time is agreed to by the parties hereto; provided, however, that the Closing Date shall in no event be later than December 31, 1997 (the "Final Date").

                  (b) Notwithstanding anything else in this Agreement, the Closing shall be effective as of the last day of the calendar quarter ending on or immediately prior to Closing of the transactions contemplated hereunder. In the event that the date on which the Closing occurs is not the last day of a calendar quarter, any funds from operations (as determined by the Company's accountants in accordance with GAAP as applied to real estate investment trusts) from the operations of the Meshon Properties and Levy Properties transferred hereunder or owned by a Meshon Partnership in which any partnership interests are transferred hereunder, for the period from the end of the prior calendar quarter through the Closing Date shall be deemed earned by and shall be the property of the Operating Partnership (or its Affiliate), as the case may be, and shall be deposited into an escrow account to be delivered to the Operating Partnership (or its Affiliate) at the Closing.

         3.2      INTENTIONALLY OMITTED

         3.3      MESHON CLOSING DELIVERIES.

                  (a)      MESHON PROPERTIES.

                           (i) At the Closing, the Meshon Parties shall deliver
to the Company with respect to each Meshon Property a Title Policy in the amount required for such Property set forth in Schedule 3.3(a) issued by an Acceptable Title Insurance Company at regular rates, insuring the Post Closing Owner thereof that title to such Meshon Property is good and marketable and free and clear of all Liens and other Title Exceptions, except for the Permitted Exceptions. At Closing, title to the Personal Property related to each Property shall be subject


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



only to the Permitted Exceptions with respect to such Property, except for the Personal Property described on Schedule 3.3(a) which is denoted as being leased or financed.

                           (ii) At the Closing, the Meshon Parties shall deliver
to the Company, a report from a nationally recognized search firm reasonably satisfactory to the Company, dated not more than 5 days prior to the Closing, of the results of current searches of all Uniform Commercial Code financing statements filed with the Secretary of State and/or county clerk against any of the Meshon Parties, Royce, Drexel or the Meshon Properties, together with bankruptcy, tax lien and judgment searches and searches for pending litigation in all appropriate jurisdictions relating to such parties and properties showing that, other than the Permitted Exceptions with respect to the Meshon Properties and Meshon Parties, there are no bankruptcies, actions, claims or liens against any of the Meshon Parties, Drexel or Royce, or affecting or encumbering or which might affect or encumber any of the Meshon Properties, or any interest therein, which will continue after the Closing Date.

                           (iii) The Meshon Parties shall deliver to the
Company, at or prior to the Closing Date, estoppel certificates signed by (i) the tenant under each Major Lease affecting a Meshon Property and (ii) the tenants under Leases affecting at least five percent of the rentable area of the Improvements affecting each Meshon Property (exclusive of the rentable area demised under the related Major Leases), (a "Tenant Estoppel Certificate"), substantially in the form of Exhibit O, dated no earlier than fifteen (15) days prior to the date of the Closing. The Meshon Parties shall use reasonable and diligent efforts to obtain Tenant Estoppel Certificates from the tenant under each Lease affecting each Meshon Property. If, despite such efforts, they are unable to obtain Tenant Estoppel Certificates from all the tenants at the Meshon Properties, provided they actually deliver all the Tenant Estoppel Certificates required to be delivered pursuant to the first sentence of this Section 3.3(a)(iii) the Meshon Parties may deliver at Closing with respect to tenants from which they did not obtain a Tenant Estoppel Certificate a certificate signed by the President and Chief Financial Officer of each Meshon Party (or its general partner) representing to the Company (to the Knowledge of the Meshon Parties as to actual or potential tenant defaults) the certification of facts that are to be covered by the Meshon Tenant Estoppel Certificates which have not been obtained.

                           (iv) At the Closing, the Meshon Parties shall deliver
estoppel certificates, in form and substance satisfactory to the Company, signed by lessors under any ground lease under which a Meshon Party is a lessee and an estoppel certificate from any general or co-general partner of any Meshon Partnership not transferring such Partner's partnership interest hereunder (including without limitation the General Partner of Renaissance Plaza other than Meshon) containing substantially the same statements as are set forth in
Section 7.14.

                           (v) At the Closing, the Meshon Parties shall deliver
estoppel certificates in form and substance satisfactory to the Company, obtained from those parties under reciprocal easement agreements affecting a Meshon Property, if any, for which the Company has requested that the Meshon Parties request estoppel certificates. The Meshon Parties shall use reasonable and diligent efforts to obtain such estoppel certificates.


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



                           (vi) At the Closing, the Meshon Parties shall have
delivered a Survey with respect to each Meshon Property (showing no exceptions other than any listed on the title reports delivered during the Due Diligence Period).

                           (vii) At the Closing, the Meshon Parties shall
deliver all Required Consents relating to such Meshon Parties, and each of them, including, without limitation, all Meshon Consents and Drexel Required Consents listed on Schedule 6.11 and Schedule 8.11, respectively.

                           (viii) At the Closing, the Meshon Parties shall
deliver such other documents as any other party shall reasonably request.

                  (b) At the Closing, the Meshon Parties shall deliver with respect to Reorganized Drexel all documents required in Section 8 hereof, the Drexel Shares and such other documents as are reasonably requested by the other parties in respect of the Drexel Reorganization.

         3.4      LEVY CLOSING DELIVERIES.

                  (a)      LEVY PROPERTIES.

                           (i) At the Closing, the Levy Parties shall deliver to
the Company with respect to each Levy Property a Title Policy in the amount required for such Property set forth in Schedule 3.4(a) issued by an Acceptable Title Insurance Company at regular rates, insuring the Post Closing Owner thereof that title to such Levy Property is good and marketable and free and clear of all Liens and other Title Exceptions, except for the Permitted Exceptions. At Closing, title to the Personal Property related to each Property shall be subject only to the Permitted Exceptions with respect to such Property, except for the Personal Property described on Schedule 3.4(a) which is denoted as being leased or financed.

                           (ii) At the Closing, the Levy Parties shall deliver
to the Company a report from a nationally recognized search firm, reasonably satisfactory to the Company, dated not later than 5 days prior to the Closing, of the results of current searches of all Uniform Commercial Code financing statements filed with the Secretary of State and/or county clerk against any of the Levy Parties or the Levy Properties, together with bankruptcy, tax lien and judgment searches and searches for pending litigation in all appropriate jurisdictions with respect to such Levy Parties and Levy Properties showing that other than the Permitted Exceptions with respect to the Levy Properties there are no bankruptcies, actions, claims or liens against any of the Levy Parties or affecting or encumbering or which might affect or encumber any of the Levy Properties or any interest therein, which will continue after the Closing Date.

                           (iii) The Levy Parties shall deliver to the Company,
at or prior to the Closing Date estoppel certificates signed by (i) the tenant under each Major Lease affecting a Levy Property and (ii) the tenants under Leases affecting at least five percent of the


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



rentable area of the Improvements affecting each Levy Property (exclusive of the rentable area demised under the related Major Leases), a Tenant Estoppel Certificate dated no earlier than fifteen (15) days prior to Closing. The Levy Parties shall use reasonable and diligent efforts to obtain Tenant Estoppel Certificates from the tenant under each Lease affecting each Levy Property. If, despite such efforts, they are unable to obtain Tenant Estoppel Certificates from all the tenants at the Levy Properties, provided they actually deliver the Tenant Estoppel Certificates required to be delivered pursuant to the first sentence of this Section 3.4(a)(iii), the Levy Parties may deliver at Closing with respect to tenants from which they did not obtain a Tenant Estoppel Certificate a certificate signed by the President and Chief Financial Officer of each Levy Party (or its general partner) representing to the Company (to the Knowledge of the Levy Parties as to actual or potential tenant defaults) the certification of facts that are to be covered by the Levy Tenant Estoppel Certificates which have not been obtained.

                           (iv) At the Closing, the Levy Parties shall deliver
estoppel certificates, in form and substance satisfactory to the Company, signed by lessors under any ground lease under which a Levy Party is a lessee.

                           (v) At the Closing, the Levy Parties shall deliver
estoppel certificates in form and substance satisfactory to the Company, obtained from those parties under reciprocal easement agreements affecting a Levy Property, if any, for which the Company has requested that the Levy Parties request estoppel certificates. The Levy Parties agree to use reasonable and diligent efforts to obtain such estoppel certificates.

                           (vi) At the Closing, the Levy Parties shall have
delivered a Survey with respect to each Levy Property (showing no exceptions other than any listed on the title reports delivered during the Due Diligence Period).

                           (vii) At the Closing, the Levy Parties shall deliver
all Required Consents relating to such Levy Parties, and each of them, including, without limitation, all Levy Required Consents listed on Schedule 1.13(b).

                           (viii) At the Closing, the Levy Parties shall deliver
such other documents as any other party shall reasonably request.

         3.5 CLOSING DELIVERIES BY OWNERS WHICH ARE CONTRIBUTING REAL ESTATE. At the Closing, each Owner of a Meshon Transferred Property or a Levy Property shall deliver and furnish to the Operating Partnership, (or its designated Affiliate) (the "Acquirer") the following with respect to its Property:

         (a) A Special Warranty Deed (with covenant against grantor's acts), duly executed and acknowledged by the Owner, conveying fee simple title to the Land and Improvements subject only to the Permitted Exceptions. The Special Warranty Deed shall include the express contractual subordination of Owner to the rights of Acquirer, if any, as grantee, to enforce any warranties included in the deed or deeds conveying the Land and Improvements to Acquirer and


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



shall expressly negate any agreement on the part of the Acquirer to have any personal liability for the payment or performance of the Debt secured by the Debt Documents encumbering such Property.

         (b) (i) From Renaissance only, an Assignment and Assumption Agreement, including general warranties of title, assigning Renaissance's interest under the Meshon Ground Lease, and a Conveyance, including general warranties of title, conveying Renaissance's fee simple title to the Improvements situated on the Meshon Leased Property, duly executed and acknowledged by Renaissance, subject only to the Permitted Exceptions. The Assignment and Assumption Agreement and Conveyance shall each include the express contractual subordination of Renaissance to the rights of Acquirer, if any, as grantee, to enforce any warranties included in the instruments conveying and assigning interests in the Property to Acquirer and shall expressly negate any agreement on the part of the Acquirer to have any personal liability for the payment or performance of the Debt secured by the Debt Documents encumbering such Property.

                  (ii) From Chesterbrook only, an Assignment and Assumption Agreement, including general warranties of title, assigning Chesterbrook's equitable interest under the Meshon Installment Sales Agreement, duly executed and acknowledged by Chesterbrook, subject only to the Permitted Exceptions. The Assignment and Assumption Agreement shall include the express contractual subordination of Chesterbrook to the rights of Acquirer, if any, as grantee, to enforce any warranties included in the instruments conveying and assigning interests in the Property to Acquirer and shall expressly negate any agreement on the part of the Acquirer to have any personal liability for the payment or performance of the Debt secured by the Debt Documents encumbering such Property.

         (c) A Bill of Sale and Assignment for the Personal Property which is not conveyed by the Special Warranty Deed and Conveyance, duly executed and acknowledged by Owner. Said bill of sale shall be subject only to the Permitted Exceptions.

         (d) An assignment of the Leases, in form and substance satisfactory to the Company, duly executed and acknowledged by Owner, and in proper form for recording, together with a statement of all rents and other charges in arrears and the period for which such rent and other charges are in arrears.

         (e) To the extent not held by the Document Custodian, Owner's duplicate originals of each of the Leases, the Service Contracts and the Debt Documents, including, without limitation, all amendments, modifications or renewals of any thereof; provided, however, if Owner does not have in its possession an original counterpart of any of said documents, Owner shall deliver to the Document Custodian a photostatic copy of said document together with a certification by Owner to the Acquirer that said copy is a true and complete copy of the document and that Owner has not further modified or amended said document.


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



         (f) An assignment, duly executed by Owner, assigning to the Acquirer all assignable guaranties and warranties, issued in connection with the construction, improvement, alteration and repair of the buildings and other improvements constituting the Improvements and the Personal Property owned by Owner, together with the original of each such guaranty and warranty, if available.

         (g) The original, or copy, of each bill for current real estate taxes and assessments, personal property taxes, sewer charges, water charges, and other utilities or other impositions related to the Property.

         (h) A letter addressed to the tenant under each of the Leases, advising such tenant that the Property has been sold to the Acquirer and the name of the person who will act as Acquirer's management agent for the Property.

         (i) Such instruments as are necessary or reasonably required by the Company or the Title Insurance Company to evidence the authority of Owner and its signatories to execute the instruments to be executed by Owner in connection with the transaction contemplated herein, and evidence that the execution of such instruments is the official act and deed of Owner.

         (j) To the extent not held by the Document Custodian, copies of the books and records maintained in connection with the Property and all original instruments which are reasonably necessary for the continued operation of the Property.

         (k) An assignment, duly executed by Owner, assigning to the Acquirer all of Owner's right, title and interest to, and, to the extent not held by the Document Custodian, possession of, all architectural plans and drawings including, without limitation, a complete set of "as built" plans and specifications for the Improvements, engineering plans, drawings and specifications, site plans, surveys, soil tests, floor plan, landscape plans and all other plans and drawings for the Improvements; the original or certified copies of all Certificates of Occupancy for the Improvements and all other permits, certificates or reservations, if any, allocating utility capacity to the Property, operating permits and all other permits or certificates issued by any governmental authority or subdivision thereof relating to the use, occupancy or operation of the Property.

         (l) Possession of the Property subject only to the Leases.

         (m) A certificate in form and substance satisfactory to the Company, dated the Closing Date and duly executed by Owner as required under Treasury Regulation 1.1445-2(b)(2)(iii).

         (n) Such other documents, certificates and items (including, without limitation, master keys and keys to storage, equipment and utility rooms located at the Property) as the Company shall reasonably require to effectuate the intentions hereof.

         3.6 COMPANY CLOSING DELIVERIES. At the Closing, the Company shall deliver such


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



documents and reports filed with the SEC and requested by any party and any indemnification agreement requested under Section 1.2(f).

4.       CONDITIONS TO CLOSING.

         4.1 CONDITIONS TO OBLIGATIONS OF ALL PARTIES. The obligations of the parties to this Agreement to effect the Closing shall be subject to the satisfaction or waiver at or prior to the Closing of the following conditions:

         (a) APPROVAL OF SHAREHOLDERS. The transactions contemplated hereby, the Charter Amendments and the Option Plan shall have been approved by the requisite vote of the Company's shareholders under applicable Delaware law, the Company's Certificate of Incorporation and By-Laws and the rules of The New York Stock Exchange, Inc.

         (b) APPROVAL OF ADDITIONAL LISTING APPLICATION. The NYSE shall have approved, prior to the Closing, the additional listing application relating to the Shares issuable under the Option Plan and the Shares for which OP Units may be exchanged.

         (c) NO INJUNCTION. No permanent or preliminary injunction or restraining order or other order by any court or other Governmental Body of competent jurisdiction or other legal restraint or prohibition preventing consummation of the transactions contemplated hereby shall be in effect.

         (d) FINAL DATE. The Closing shall have occurred prior to December 31, 1997.

         4.2 INTENTIONALLY OMITTED

         4.3 CONDITIONS TO OBLIGATIONS OF THE MESHON PARTIES. The obligations of the Meshon Parties to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions (any of which may be waived by Louis Meshon, Sr. on behalf of all the Meshon Parties in his sole discretion):

         (a) GENERAL CONDITIONS. The conditions set forth in Section 4.1.

         (b) REPRESENTATIONS, WARRANTIES AND AGREEMENTS. (i) The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at such time, except for such changes permitted or contemplated by the terms of this Agreement and except insofar as any such representations and warranties refer solely to a particular date or period, in which case they shall be true and correct in all material respects on the Closing Date with respect to such date and period, (ii) the Company shall have performed and complied in all material respects with all obligations, covenants and agreements contained in Sections 10 and 11 of this Agreement required to be performed and complied with by it at or prior to the Closing Date, and


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(iii) the Meshon Parties shall have received certificates, dated the Closing
Date, to that effect signed by the Chairman, President or any Vice President of the Company.

         (c) CHARTER AMENDMENTS. On or before the Closing Date, the Company shall have filed all documents necessary to effectuate the Charter Amendments.

         (d) DIRECTOR RESIGNATIONS AND APPOINTMENTS. The Company shall have taken all action as is required under applicable law to cause to be elected to the Board of Directors, effective upon the Closing, the following three
Directors: Louis Meshon, Sr. and Stanley S. Cohen and Milton Schneider, provided they are willing and able to serve.

         (e) INTENTIONALLY OMITTED.

         (f) ADOPTION OF OPTION PLAN. As of the Closing Date, the Option Plan shall be effective.

         (g) MESHON EMPLOYMENT AGREEMENT. The Business Trust and Meshon shall each have executed and delivered the Meshon Employment Agreement.

         (h) LEGAL OPINION. The Meshon Parties shall have received an opinion from Proskauer Rose LLP, counsel to the Company, dated the Closing Date, in substantially the form of Exhibit P; provided that the Company may deliver an opinion of Delaware counsel to the Company, as to all matters of Delaware law.

         (i) ADDITIONAL DOCUMENTS. The Company shall have delivered or caused to be delivered to the Meshon Parties all other documents required to be delivered by the Company to any of the Meshon Parties pursuant to this Agreement.

         (j) NO MATERIAL ADVERSE CHANGE. Since the date hereof nothing shall have occurred which, individually or in the aggregate, has had, or is reasonably likely to have, a Material Adverse Effect on the Company or its properties, taken as a whole.

         4.4 CONDITIONS TO OBLIGATIONS OF THE LEVY PARTIES. The obligations of the Levy Parties to effect the Closing shall be subject to the satisfaction at or prior to the Closing of the following conditions (any of which may be waived by Levy, as representative of the Levy Parties, on behalf of all the Levy Parties in his sole discretion):

         (a) GENERAL CONDITIONS. The conditions set forth in Section 4.1.

         (b) REPRESENTATIONS, WARRANTIES AND AGREEMENTS. (i) The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at such time, except for such changes permitted or contemplated by the terms of this Agreement and except insofar as any such representations and warranties refer solely to a particular date or period, in


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which case they shall be true and correct in all material respects on the
Closing Date with respect to such date and period, (ii) the Company shall have performed and complied in all material respects with all obligations, covenants and agreements contained in Sections 10 and 11 of this Agreement required to be performed and complied with by it at or prior to the Closing Date, and (iii) the Levy Parties shall have received certificates, dated the Closing Date, to that effect signed by the Chairman, President or any Vice President of the Company.

         (c) CHARTER AMENDMENTS. On or before the Closing Date, the Company shall have filed all documents necessary to effectuate the Charter Amendments.

         (d) LEGAL OPINION. The Levy Parties shall have received an opinion from Proskauer Rose LLP, counsel to the Company, dated the Closing Date, in substantially the form of Exhibit P; provided that the Company may deliver an opinion of Delaware counsel to the Company as to all matters of Delaware law.

         (e) MESHON EMPLOYMENT AGREEMENT. The Business Trust and Meshon shall each have executed and delivered the Meshon Employment Agreement.

         (f) ADDITIONAL DOCUMENTS. The Company shall have delivered or caused to be delivered to the Levy Parties all other documents required to be delivered by the Company to any of the Levy Parties pursuant to this Agreement.

         (g) NO MATERIAL ADVERSE CHANGE. Since the date hereof nothing shall have occurred which, individually or in the aggregate, has had, or is reasonably likely to have, a Material Adverse Effect on the Company or its properties, taken as a whole.

         4.5 CONDITIONS TO OBLIGATIONS OF THE COMPANY AND THE BUSINESS TRUST. The obligations of the Company and the Business Trust to effect the Closing with each of the Meshon Parties (as a group) and the Levy Parties (as a group) shall be subject to the satisfaction at or prior to the Closing of the following conditions (any of which may be waived by the Company or the Business Trust, as the case may be, in whole or in part, in their sole discretion as to closing with any groups or any parties in any of such groups):

         (a) GENERAL CONDITIONS. The conditions set forth in Section 4.1.

         (b) MESHON TRANSFERRED PROPERTIES. The Meshon Parties shall have contributed the Meshon Partnership Interests and the Meshon Transferred Properties and all of the Non-Voting Common Shares of Reorganized Drexel contemplated by Section 1.6 (a), including at least those referred to in Section 1.2(d).

         (c) RENAISSANCE PARTNER CONSENTS. The consent of all of the general and limited partners of Renaissance to (i) the transfer of partnership interests in Renaissance pursuant to this Agreement, (ii) the admission of the Operating Partnership's designee as substitute general partner and the waiver of any future transformation of such general partnership interest into a


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limited partnership interest upon a diminution in Meshon's (or any of his
Affiliates') ownership of the capital stock of Montgomery A.C. below a controlling interest, and (iii) the Company (or its Affiliate) having the right to terminate the management agreement between Renaissance and Drexel in the event of a change in control of Reorganized Drexel, shall have been obtained and shall be in full force and effect.

         (d) APPROVALS AND CONSENTS. All Meshon and Drexel Required Consents and Levy Required Consents shall have been obtained and shall be in full force and effect.

         (e) REPRESENTATIONS, WARRANTIES AND AGREEMENTS. (i) The representations and warranties of all parties hereto (other than the Company) in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made at such time, except for such changes permitted or contemplated by the terms of this Agreement and except insofar as any such representations and warranties relate solely to a particular date or period, in which case they shall be true and correct in all material respects on the Closing Date with respect to such date and period, (ii) each of the parties, other than the Company, shall have performed and complied in all material respects with all obligations, covenants and agreements contained in this Agreement required to be performed and complied with by them at or prior to the Closing Date, and (iii) the Company shall have received certificates, dated the Closing Date, to that effect signed by each such party which is an individual and by the President and chief financial officer of each such party which is an entity.

         (f) PROCEDURES LETTER. On the date of mailing of the Proxy Statement, on the date of the Special Meeting and on the Closing Date, the Company's auditors shall have furnished to the Company a letter or letters, dated the respective date of delivery thereof, in form and substance satisfactory to the Company.

         (g) ADDITIONAL DOCUMENTS. Each of the parties hereto, other than the Company, shall have delivered or caused to be delivered to the Company all other documents required to be delivered by it pursuant to this Agreement.

         (h) NO MATERIAL ADVERSE CHANGE. Since the date hereof nothing shall have occurred which, individually or in the aggregate, has had, or is reasonably likely to have, a Material Adverse Effect on any of the Meshon Partnership Interests (or the Meshon Property to which they relate) or any of the Meshon Transferred Properties or any of the Levy Properties or Reorganized Drexel or any of its Affiliates.

         (i) REIT STATUS. No event or state of facts (or omission to take action) has occurred, exists or is discovered which would cause the consummation of the transactions contemplated hereby, in the reasonable opinion of the Company, to cause a risk to the continued qualification of the Company as a real estate investment trust under the Code or to cause a risk that Section 721(a) of the Code will not apply to the transactions contemplated herein.

         (j) ESCROW AGREEMENT. The Escrow Agreement shall have been entered into by the


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



parties thereto other than the Company.

         (k) MESHON EMPLOYMENT AGREEMENT. Meshon shall have entered into the Meshon Employment Agreement and no event shall have occurred which would be a basis for termination thereof.

         (l) EXECUTION OF PARTNERSHIP AGREEMENT. Each of the Meshon Parties and Levy Parties receiving OP Units at the Closing shall have entered into the Partnership Agreement, effective as of the Closing Date, and such agreement shall be in full force and effect.

         (m) MESHON LEGAL OPINIONS. The Company shall have received (i) an opinion from Fox, Rothschild, O'Brien & Frankel, LLP counsel to Drexel, Royce and the Meshon Parties, dated the Closing Date, in substantially the form attached as Exhibit Q, except that Fox, Rothschild O'Brien & Frankel, LLP may rely on local counsel reasonably satisfactory to the Company with respect to non-New Jersey and non-Pennsylvania state law matters, and (ii) an opinion from Fox, Rothschild, O'Brien & Frankel, LLP as counsel to the Meshon Parties as contemplated in Section 11.3.

         (n) EXECUTION OF MASTER LEASING, MANAGEMENT AND EXECUTIVE SERVICES AGREEMENT. The Master Leasing, Management and Executive Services Agreement shall have been entered into by the parties thereto.

         (o) FIRPTA CERTIFICATES. Each of the parties hereto, other than the Company, shall have delivered or caused to be delivered to the Company a Certificate which states, under penalty of perjury, such party's taxpayer identification number and office address and that such party is not a foreign person for federal income tax purposes under section 1445 of the Code.

         (p) TAXABLE INCOME PROJECTION. The Company shall not have received a document from BDO Seidman, LLP to the effect that the Company's projected real estate investment trust taxable income (determined without regard to the deduction for dividends paid or net operating loss carryovers, but giving effect to the transactions contemplated hereby) for 1998 will not equal or exceed $1.16 per Share.

         4.6 PARTIAL CLOSING. Anything in this Agreement to the contrary notwithstanding, (i) the Company may, but shall not be obligated to, consummate the closing of the Levy Transactions if the Meshon Transactions and the Drexel Transactions do not close, but (ii) the Company and Meshon Parties shall be required to consummate the closing of the Meshon Transactions and the Drexel Transactions whether or not the Levy Transactions close, in each case subject to the satisfaction or waiver of the conditions to each such party's obligations to close set forth in this Section 4


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



5.       REPRESENTATIONS AND WARRANTIES RELATING TO THE REAL PROPERTY.

         Each of the Owners transferring a direct or indirect interest in any Meshon Property or Levy Property including any Person transferring a general or limited partnership interest in any Meshon Partnership or County Line Interest hereby makes the following representations and warranties, as of the date hereof and as of the Closing Date; provided that, other than Meshon, no Meshon Party which is the general partner or a co-general partner of a Meshon Partnership shall be personally liable for any representations set forth below in this
Section 5 except as provided in Section 7.14.

         5.1 MESHON PROPERTIES. Each of (i) Meshon, with respect to all of the Meshon Properties i.e., the nine shopping centers, and (ii) the Meshon Partnerships, with respect only to the Meshon Property that it owns, hereby make the representations and warranties set forth below, as of the date hereof. Representations and warranties qualified as involving the 'knowledge' of a Meshon Partnership shall be deemed to refer to the knowledge of Meshon, Wilde and/or any Person which, directly or indirectly, owns a general partnership interest in such Meshon Partnership.

                  (a) Each Meshon Partnership has good and marketable fee title to the Meshon Property identified as being owned by it in Schedule 5.1 (a), except that (i) Chesterbrook has good and marketable equitable title to the Chesterbrook Shopping Center ("Chesterbrook Center"), the Meshon Property for which Chesterbrook is the installment sale purchaser (the "Meshon Equitable Property"), and (ii) Renaissance Plaza has good and marketable leasehold title to Renaissance Plaza Shopping Center (the "Meshon Leased Property"), in each case, free and clear of all Liens and other Title Exceptions, except the Permitted Exceptions.

                  (b) Schedule 5.1(b) correctly describes (i) the installment sales agreement (the "Meshon Installment Sales Agreement") pursuant to which Chesterbrook holds equitable title to the Meshon Equitable Property from the Chester County Industrial Development Authority, the monthly installment payments reserved and being paid thereunder, the expiration date of the Meshon Installment Sales Agreement, a description of all options to renew or extend the same, the terms of any such options, and the amount, if any, payable by Chesterbrook (in addition to the monthly installment payments) to acquire legal title to the Chesterbrook Center from the Chester County Industrial Development Authority, and (ii) the ground lease (the "Meshon Ground Lease") pursuant to which the Meshon Leased Property is leased by Renaissance Plaza from the Casino Reinvestment Development Authority under a Ground Lease with Renaissance, the monthly rentals reserved and being paid thereunder, the expiration date of the Meshon Ground Lease, and a description for all options to renew or extend the same, and the terms of any such options. The Meshon Ground Lease and the Meshon Installment Sales Agreement are each in full force and effect.

                  (c) Each Meshon Partnership's Meshon Property constitutes the only real property interest owned by such Meshon Partnership.


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



                  (d) Except (i) pursuant to the respective Leases identified in
Schedule 5.1(d) as affecting the respective Meshon Properties (the "Meshon Leases"), and (ii) routine concession arrangements ("Routine Concession Arrangements") permitted by the Meshon Leases, no Person has any possessory interest in any Meshon Property or any part thereof or any interest therein (whether pursuant to lease, sublease, rental, license, concession, management or other agreement written or oral now or hereafter in effect) or any rights to acquire or to lease (including, without limitation, any renewal, extension or expansion options) any Meshon Property or any part thereof or otherwise obtain any interest therein, and except as disclosed in Schedule 5.1(d) with respect to the County Line Plaza Shopping Center, there exist no outstanding rights of first refusal, rights of reverter or rights of first offer relating to any Meshon Property or any part thereof or any interest therein. No Meshon Partnership has entered into any agreement directly with a party entitled to possession of a Meshon Property pursuant to a Routine Concession Arrangement.

                  (e) Schedule 5.1(d) is a true and complete list of all Meshon Leases, the monthly rentals reserved and being collected thereunder (subject to possible arrears or defaults), the date upon which collection of monthly rentals commenced or is scheduled to commence, the amount of all security deposits held thereunder (subject to possible future application thereof in accordance with the provisions of the applicable Meshon Lease), the expiration date of each Meshon Lease and whether there are any options to renew or extend the same or expand the premises demised thereby and the terms of any such options. Each Meshon Lease is in full force and effect, and no Meshon Lease has been assigned except to a lender pursuant to a Permitted Exception as security for a Debt of the Meshon Partnership that owns the related Meshon Property.

                  (f) All of the rents under the Meshon Leases will constitute rents from real property with respect to the Company within the meaning of
Section 856 of the Code.

                  (g) True, complete and correct copies of all Meshon Leases, and of all notices (if any) received from tenants thereunder exercising the right to extend the term of its lease or to lease additional space, have been delivered to Drexel (as a Document Custodian) and have been initialed on behalf of the related Meshon Partnership and the Document Custodian (other than such notices with respect to extension terms that have commenced or additional space that has been occupied by the related tenant). An abstract of each Meshon Lease (the "Meshon Abstracts") has been delivered to the Company. Each Meshon Abstract sets forth true and correct information with respect to the related Meshon Lease and does not omit any information with respect to such Meshon Lease that could have a material adverse effect on the landlord's interest in such Meshon Lease, the premises demised thereby or the related Meshon Property.

                  (h) The information regarding Tenant Concessions relating to the Meshon Leases set forth in Schedule 5.1(h) and the documents evidencing such Tenant Concessions delivered to the Document Custodian are true, accurate and complete, and have been initialed on behalf of the related Meshon Partnership and the Document Custodian.

         (i) No Meshon Partnership (or other Person acting on its behalf) has
(i) sent


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



to the tenant under any Meshon Lease a notice terminating such Meshon Lease or claiming that such tenant is in default under such Meshon Lease, or (ii) received any written notice that any tenant under a Meshon Lease disputes the computation of any rent, additional rent or other sums payable pursuant to such Meshon Lease. No Rent under any Meshon Lease has been paid more than thirty (30) days in advance of its due date, and except as disclosed on Schedule 5.1(d), no Rent payable under any Meshon Lease is more than thirty (30) days in arrears. The representations set forth in this paragraph shall be deemed true and correct in all material respects as long as the Meshon Lease or Meshon Leases, if any, affecting any Meshon Property with respect to which it is not true and correct, do not generate in the aggregate five percent (5%) or more of the gross rental income of such Meshon Property.

                  (j) No Meshon Partnership (or other Person acting on its behalf) has received any written notice that any tenant under a Meshon Lease is claiming any breach by lessor under such Meshon Lease. The representations set forth in this paragraph shall be deemed true and correct in all material respects as long as (i) the Meshon Lease or Meshon Leases, if any, affecting any Meshon Property with respect to which it is not true and correct, do not generate in the aggregate five percent (5%) or more of the gross rental income of such Meshon Property, and (ii) the sole remedy available to any such tenant which successfully proves its claim shall be the termination of its Lease.

                  (k) Except as disclosed in Schedule 5.1(d), (i) all tenants under the Meshon Leases have commenced payment of rent under such Leases and
(ii) are in occupancy of the entire premises demised thereby and operating a business at such premises. The representations set forth in this paragraph shall be deemed true and correct in all material respects as long as the Meshon Lease or Meshon Leases, if any, affecting any Meshon Property with respect to which it is not true and correct, do not generate in the aggregate five percent (5%) or more of the gross rental income of such Meshon Property.

                  (l) Except as disclosed in Schedule 5.1(l), all obligations presently required to have been performed by the lessor ("Meshon Lessor Obligations") under each Meshon Lease have been fully performed and paid for, and all payments to be made to any tenant ("Meshon Lessor Payments") presently due pursuant to a Meshon Lease for tenant fixtures or improvements have been made. Schedule 5.1(l) further discloses all Meshon Lessor Obligations and Meshon Lessor Payments for which, under currently effective leases, any Meshon Partnership will be responsible hereafter. The representations set forth in this paragraph shall be deemed true and correct in all material respects as long as
(i) the aggregate cost of performance of all unperformed Meshon Lessor Obligations, if any, and all unpaid Meshon Lessor Payments affecting any Meshon Property, if any, do not exceed $50,000, (ii) the aggregate cost of performance of any unperformed Meshon Lessor Obligations and any unpaid Meshon Lessor Payments affecting any Meshon Property has been reserved in cash (a "Meshon Lessor Reserve") by the respective Meshon Partnership, and (iii) the Meshon Lessor Reserve with respect to each Meshon Property is transferred to the Post Closing Owner or the Operating Partnership or its Affiliate at Closing in accordance with Sections 2.1(j) and 2.1(k).


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



                  (m) Set forth on Schedule 5.1(m) is a true, accurate and complete list of all Leasing Commissions which are or will be due or payable to any Person with respect to, or on account of, each Meshon Lease or any extensions or renewals thereof. On the date of Closing, except to the extent new Meshon Leases are executed between the date hereof and the date of Closing, no Leasing Commissions will be due or payable to any Person with respect to, or on account of, any Meshon Lease or any extensions or renewals thereof. Any Leasing Commission incurred in connection with a Meshon Lease executed between the date hereof and the date of Closing shall either be payable to Drexel, Royce or a Person unrelated to the Meshon Parties or the Levy Parties, and any such Leasing Commission payable to a Person unrelated to the Meshon Parties or the Levy Parties shall be in an amount that does not exceed prevailing market rates.

                  (n) Schedule 5.1(n) is a true, correct and complete list of all Service Contracts (defined below) affecting any Meshon Property pursuant to which payments in excess of $25,000 per annum are due from the respective Meshon Partnership. To the knowledge of Meshon and each Meshon Partnership and except as set forth in Schedule 5.1(n), each Service Contract is in full force and effect and no default has occurred thereunder. Except for the Service Contracts, there are no property management agreements or asset management agreements or any other arrangements (i) under which any Meshon Party (or Affiliate thereof) is the property manager or asset manager of any Meshon Property, (ii) under which any Person is the property manager or asset manager of any Meshon Property or under which any Meshon Partnership pays any management fees or commissions, or (iii) which relates to any Meshon Partnership providing or receiving management, administrative or bookkeeping services, of any services that contribute income to any Meshon Partnership. True, correct and complete copies of all Service Contracts have been delivered to the Documents Custodian and have been initialed on behalf of the related Owner and the Document Custodian). Except as reflected in Schedule 5.1(n), on the date of Closing, there will be no Service Contract that cannot be canceled at the option of the related Meshon Partnership without penalty or more than thirty (30) days' prior notice, or that, upon such cancellation, would create, give rise to, or form the basis of, a Lien on any Meshon Property or any part thereof or any interest therein.

                  (o) Schedule 5.1(o) is a true, complete and correct list of all material Debt Documents with respect to each Debt affecting each Meshon Property. True, complete and correct copies of all Debt Documents have been delivered to the Document Custodian and have been initialed on behalf of the related Meshon Partnership and the Document Custodian. All obligations presently required to be performed by the related Meshon Partnership under the Debt Documents have been fully performed, and no amounts presently due and payable thereunder are unpaid. Neither Meshon nor any Meshon Partnership has received any written notice of default under any Debt Documents. Schedule 5.1(o) reflects (as of the date of the Schedule), with respect to each Meshon Property, (i) the outstanding principal indebtedness secured by the Debt Documents affecting such Property, (ii) the amount of unpaid interest accrued on such indebtedness (including the dates of accrual thereof), (iii) the rate at which interest accrues on such indebtedness, (iv) the periodic installment payments required to be made with respect to such indebtedness and the dates on which such payments are required to be paid, (v) the scheduled maturity date of such indebtedness,
(vi) the amount scheduled to be outstanding


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



thereunder on such scheduled maturity date, and (vii) the premium or penalty, if any, required to be paid in the event of a prepayment of such indebtedness.

                  (p) Set forth on Schedule 5.1(p) is a true, complete and correct list of the rentable Improvements located on each Meshon Property, the square feet of gross building area and rentable building area of such Improvements, and the number of parking spaces contained in such Property. Each Meshon Property contains sufficient parking to satisfy all parking requirements imposed by all related Permitted Exceptions, all related Leases, and all applicable Legal Requirements (or a variance from the Legal Requirements has been obtained that permits a lesser number of parking spaces than required by applicable Legal Requirements, such variance is irrevocable, and such variance may be transferred by the owner of the Property to any transferee thereof as of right).

                  (q) Neither Meshon nor the Meshon Partnerships have any knowledge that the engineering reports (the "Existing Engineering Reports") with respect to the Meshon Properties delivered to the Document Custodian (i) contain any untrue statement of a material fact, or (ii) omit any statement of a material fact, or (iii) fail to contain any statement necessary to make the statements therein not misleading, with respect to the installation, operation, sufficiency under the Leases and adequacy for the present use of each Meshon Property, of plumbing, electrical, mechanical, heating, ventilating and air-conditioning and other systems. Except to the extent disclosed in the Existing Engineering Reports or listed as a Permitted Exception, neither Meshon nor the Meshon Partnerships have any knowledge that (a) any utilities enter a Meshon Property other than through adjoining public streets or through valid easements across adjoining private lands, and (b) any installation, connection and capital recovery charges in connection with such utilities are not paid in full. Except to the extent disclosed in the Existing Engineering Reports, neither Meshon nor the Meshon Partnerships have any knowledge that there exist any material defects in the structural, plumbing, electrical, mechanical, heating, ventilating or air-conditioning systems or other systems of the Improvements on any Meshon Property to the extent that the maintenance, repair or replacement of such systems are the responsibility of the lessor under the Meshon Leases (for purposes hereof, a "material defect" shall mean a defect which would require an expenditure in excess of $25,000 to remedy in a good and workmanlike manner and in accordance with all applicable Legal Requirements) or in excess of $50,000 in the aggregate, when added to the cost to so remedy all other such defects in the same Meshon Property. Without limitation of the foregoing, it is expressly represented that there is no material defect in or damage to the roof of the Meshon Property owned by Glenmont Associates notwithstanding the inclusion of a reference to such a material defect in the Existing Engineering Report prepared with respect to such Meshon Property, and such reference in such report was a mischaracterization of an obligation due to a tenant which, prior to the date hereof but subsequent to the preparation of such report, was paid.

                  (r) Title to the Personal Property related to each Meshon Property is subject only to the Permitted Exceptions with respect to such Property, except for the Personal Property described on Schedule 5.1(r) which is denoted as being leased or financed.


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                  (s) Each building constituting a portion of the Improvements on a Meshon Property is covered by a permanent certificate of occupancy ("Certificate of Occupancy") which is presently in full force and effect (other than portions of Improvements with respect to which a Certificate of Occupancy is not required by applicable Legal Requirements). Other than in connection with tenant improvements currently underway, neither Meshon nor the Meshon Partnerships have any knowledge of any alteration, improvement or change in use of any Improvement which would require the issuance of a new Certificate of Occupancy or the amendment of an existing Certificate of Occupancy. All permits and approvals required pursuant to applicable Legal Requirements for tenant improvement currently underway have been obtained and are in full force and effect.

                  (t) The hazard insurance policies with respect to each Meshon Property are in amounts not less than the full replacement value of the related Improvements. All such policies are in compliance with, and fulfill all of the insurance obligations under, the Existing Documents. No default exists under any such insurance policy and no circumstances or state of affairs exists which with notice, lapse of time, or both would result in the existence of a default under any such insurance policy. Neither Meshon nor any Meshon Partnership has received notice of cancellation or termination with respect to any such policy. Except as set forth on Schedule 5.1(t), no claims have been made under any such insurance policies.

                  (u) Neither Meshon nor the Meshon Partnerships have any knowledge of any written notice or written request from the holder of any Debt Document or any insurance company or Board of Fire Underwriters (or organization exercising functions similar thereto requesting the performance of any work or alteration in respect of any Property or any part thereof.

                  (v) Neither Meshon nor any Meshon Partnership has received any written notice from any governmental agency of, or has any knowledge of, (i) any violation by any of the Meshon Properties of any applicable Legal Requirements, whether or not officially noted or issued, which remains uncured (other than minor violations that will not have a material, adverse effect on the related Meshon Partnership or the related Meshon Property), or (ii) any condition relating to any Meshon Property or any part thereof which would constitute a violation of any applicable Legal Requirement (other than minor violations that will not have a material, adverse effect on the related Meshon Partnership or the related Meshon Property). Neither consummation of the transactions contemplated by this Agreement, nor the use, operation, management or leasing of any Meshon Property by the related Meshon Partnership for the uses and in the manner now prevailing or contemplated at and following the Closing, will affect the Property's compliance with the Classification. The Classification with respect to each Meshon Property does not require any variance or conditional permit to be granted with respect to the current use of such Property (other than a variance that (i) has been obtained, (ii) is in full force and effect,
(iii) is irrevocable and (iv) may be transferred by the owner of the Property to any transferee thereof as of right).

                  (w) Neither Meshon nor any Meshon Partnership has knowledge that any


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Meshon Property is the subject of any unrecorded agreement limiting the development of such Meshon Property beyond the Legal Requirements governing the Classification of such Property, or any application for the same.

                  (x) Neither Meshon nor any Meshon Partnership has knowledge that there is any (i) pending or contemplated annexation or condemnation proceeding affecting, or which may affect, any Meshon Property or any part thereof or any interest therein, (ii) proposed or pending proceeding to change or redefine the Classification of any Meshon Property or any portion of any Meshon Property, or (iii) proposed change in road patterns or grades which may adversely affect in any material respect access to any roads providing a means of ingress to or egress from any Meshon Property. No written notice has been received by any Meshon Partnership or by Meshon with respect to, and none of the foregoing has knowledge of, any pending or contemplated change in any Legal Requirement which may adversely affect the ownership, use, leasing, management or operation of any Meshon Property, other than potential changes in tax and similar laws that would potentially affect similar shopping center properties.

                  (y) With respect to each Meshon Property, the Land and Improvements are assessed as one (or more) tax lot(s) that is separate and distinct from the tax lot allocated to any other parcel of land or any other improvements. No proceeding seeking a reduction in real estate taxes imposed upon a Meshon Property or the assessed valuation of a Meshon Property or any portion thereof that has been settled will prejudice the right of the owner of such Meshon Property to seek a reduction in real estate taxes imposed upon such Meshon Property or the assessed valuation of such Meshon Property or any portion thereof in the future. There is no pending or, to the knowledge of Meshon or the Meshon Partnerships, proposed imposition of any special or other assessments affecting a Meshon Property or any portion thereof or any penalties or interest due with respect to real estate taxes assessed against all or any portion of the Property that are payable by the owner of the Property or could result in a lien against the Property. True, complete and correct copies of all tax bills with respect to each Meshon Property payable for the current and three (3) preceding tax years (or if a Meshon Partnership has owned its Property for fewer than three (3) years, such fewer number of years) have been delivered to the Document Custodian and have been initialed on behalf of the related Meshon Partnership and the Document Custodian. Except as reflected in Schedule 5.1(y), no Meshon Property is the subject of any pending tax certiorari proceeding.

                  (z) Each Meshon Partnership has delivered to the Document Custodian all appraisals and financial studies obtained by such Meshon Partnership from any source other than a Drexel employee in the past three years in its custody, possession or control concerning its Meshon Property.

                  (aa) Except as disclosed in Schedule 5.1(aa), there is no action, suit, proceeding, claim, order, decree or judgment affecting any Meshon Partnership or any Meshon Property, or any portion thereof, or relating to or arising out of the ownership, management, operation, use or occupancy of any Meshon Property, pending or being prosecuted in any court or by or before any federal, state, county or municipal department, commission, board, bureau or

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agency or other governmental instrumentality, nor is any such action, suit, proceeding claim, order, decree or judgment, to the knowledge of Meshon or Meshon Partnerships, threatened or being asserted. No Meshon Partnership is a party to or subject to any judgment, writ, decree, injunction or order enjoining or restraining it from conducting any business in respect of its Property. There are no outstanding unpaid judgments against any Meshon Partnerships, except for the judgments described in Schedule 5.1(aa) which are covered by insurance and on appeal.

         5.2 INTENTIONALLY OMITTED

         5.3 LEVY PROPERTIES. Each of (i) Bernard and Elaine Levy, Jennie Levy (both in her individual capacity and as Executrix of the Estate of Myron Levy), Lillian Levy (both in her individual capacity and as Executrix of the Estate of Benjamin Levy), Levy and Robert S. and Ceil Levy (collectively, the "WB Levy Parties"), with respect to the Wilkes Barre Levy Property, and (ii) Bernard Levy, Jennie Levy (in her capacity as Executrix of the Estate of Myron Levy), Lillian Levy (in her capacity as Executrix of the Estate of Benjamin Levy), Levy and Robert S. Levy (collectively, the "OM Levy Parties"), with respect to the Office Max Levy Property, jointly and severally, hereby make the representations and warranties set forth below, as of the date hereof. The WB Levy Parties and the OM Levy Parties, respectively, are each sometimes referred to as a "Levy Group". Representations and warranties qualified as involving the 'knowledge' of a Levy Group shall be deemed to refer to the knowledge of any Levy Party in such Levy Group.

                  (a) Each Levy Group has good and marketable fee title to the Levy Property identified as being owned by it in Schedule 5.3(a), in each case free and clear of all Liens and other Title Exceptions, except the Permitted Exceptions.

                  (b) INTENTIONALLY OMITTED.

                  (c) Except (i) pursuant to the respective Leases identified in
Schedule 5.3(c) as affecting the respective Levy Properties (the "Levy Leases"), and (ii) routine concession arrangements ("Routine Concession Arrangements") permitted by the Levy Leases, no Person has any possessory interest in any Levy Property or any part thereof or any interest therein (whether pursuant to lease, sublease, rental, license, concession, management or other agreement written or oral now or hereafter in effect) or any rights to acquire or to lease (including, without limitation, any renewal, extension or expansion options) any Levy Property or any part thereof or otherwise obtain any interest therein, and there exist no outstanding rights of first refusal, rights of reverter or rights of first offer relating to any Levy Property or any part thereof or any interest therein.

                  (d) Schedule 5.3(d) is a true and complete list of all Levy Leases, the monthly rentals reserved and being collected thereunder (subject to possible arrears or defaults), the date upon which collection of monthly rentals commenced or is scheduled to commence, the amount of all security deposits held thereunder (subject to possible future application thereof in accordance with the provisions of the applicable Levy Lease), the expiration date of each Levy

Lease and whether there are any options to renew or extend the same or expand the premises demised thereby and the terms of any such options. Each Levy Lease is in full force and effect, and no Levy Lease has been assigned except to a lender pursuant to a Permitted Exception as security for a Debt of the Levy Group that owns the related Levy Property.

                  (e) All of the rents under the Levy Leases will constitute rents from real property with respect to the Company within the meaning of
Section 856 of the Code.

                  (f) True, complete and correct copies of all Levy Leases, and of all notices (if any) received from tenants thereunder exercising the right to extend the term of its lease or to lease additional space, have been delivered to the Document Custodian and have been initialed on behalf of the related Levy Group and the Document Custodian (other than such notices with respect to extension terms that have commenced or additional space that has been occupied by the related tenant).

                  (g) The information regarding Tenant Concessions relating to the Levy Leases set forth in Schedule 5.3(g) and the documents evidencing such Tenant Concessions delivered to the Document Custodian are true, accurate and complete, and have been initialed on behalf of the related Levy Group and the Document Custodian.

                  (h) No Levy Group (or other Person acting on its behalf) has
(i) sent to the tenant under any Levy Lease a notice terminating such Levy Lease or claiming that such tenant is in default under such Levy Lease, or (ii) received any written notice that any tenant under a Levy Lease disputes the computation of any rent, additional rent or other sums payable pursuant to such Levy Lease. No Rent under any Levy Lease has been paid more than thirty (30) days in advance of its due date, and except as disclosed on Schedule 5.3(h), no Rent payable under any Levy Lease is more than thirty (30) days in arrears. The representations set forth in this paragraph shall be deemed true and correct in all material respects as long as the Levy Lease or Levy Leases, if any, affecting any Levy Property with respect to which it is not true and correct, do not generate in the aggregate five percent (5%) or more of the gross rental income of such Levy Property.

                  (i) No Levy Group (or other Person acting on its behalf) has received any written notice that any tenant under a Levy Lease is claiming any breach by lessor under such Levy Lease. The representations set forth in this paragraph shall be deemed true and correct in all material respects as long as
(i) the Levy Lease or Levy Leases, if any, affecting any Levy Property with respect to which it is not true and correct, do not generate in the aggregate five percent (5%) or more of the gross rental income of such Levy Property, and
(ii) the sole remedy available to any such tenant which successfully proves its claim shall be the termination of its Lease.

                  (j) Except as disclosed in Schedule 5.3(j), (i) all tenants under the Levy Leases have commenced payment of rent under such Leases and (ii) are in occupancy of the entire premises demised thereby and operating a business at such premises. The representations set forth in this paragraph shall be deemed true and correct in all material respects as long as the Levy Lease or Levy Leases, if any, affecting any Levy Property with respect to which it is not true and correct, do not generate in the aggregate five percent (5%) or more of the gross rental income of such Levy Property.

                  (k) Except as disclosed in Schedule 5.3(k), all obligations presently required to have been performed by the lessor ("Levy Lessor Obligations") under each Levy Lease have been fully performed and paid for, and all payments to be made to any tenant ("Levy Lessor Payments") presently due pursuant to a Levy Lease for tenant fixtures or improvements have been made.
Schedule 5.3(k) further discloses all Levy Lessor Obligations and Levy Lessor Payments for which, under currently effective leases, any Levy Group will be responsible hereafter. The representations set forth in this paragraph shall be deemed true and correct in all material respects as long as (i) the aggregate cost of performance of all unperformed Levy Lessor Obligations, if any, and all unpaid Levy Lessor Payments affecting any Levy Property, if any, do not exceed $50,000, (ii) the aggregate cost of performance of any unperformed Levy Lessor Obligations and any unpaid Levy Lessor Payments affecting any Levy Property has been reserved in cash (a "Levy Lessor Reserve") by the respective Levy Group, and (iii) the Levy Lessor Reserve with respect to each Levy Property is transferred to the Post Closing Owner or the Operating Partnership or its Affiliate at Closing in accordance with Sections 2.1(j) and 2.1(k).

                  (l) Set forth on Schedule 5.3(1) is a true, accurate and complete list of all Leasing Commissions which are or will be due or payable to any Person with respect to, or on account of, each Levy Lease or any extensions or renewals thereof. On the date of Closing, except to the extent new Levy Leases are executed between the date hereof and the date of Closing, no Leasing Commissions will be due or payable to any Person with respect to, or on account of, any Levy Lease or any extensions or renewals thereof. Any Leasing Commission incurred in connection with a Levy Lease executed between the date hereof and the date of Closing shall either be payable to Drexel, Royce or a Person unrelated to the Levy Parties or the Meshon Parties, and any such Leasing Commission payable to a Person unrelated to the Levy Parties or the Meshon Parties shall be in an amount that does not exceed prevailing market rates.

                  (m) Schedule 5.3(m) is a true, correct and complete list of all Service Contracts (defined below) affecting any Levy Property pursuant to which payments in excess of $25,000 per annum are due from the respective Levy Group. To the knowledge of each Levy Group and except as set forth in Schedule 5.3(m), each Service Contract is in full force and effect and no default has occurred thereunder. Except for the Service Contracts, there are no property management agreements or asset management agreements or any other arrangements
(i) under which any Levy Party (or Affiliate thereof) is the property manager or asset manager of any Levy Property, (ii) under which any Person is the property manager or asset manager of any Levy Property or under which any Levy Group pays any management fees or commissions, or (iii) which relates to any Levy Group providing or receiving management, administrative or bookkeeping services, of any services that contribute income to any Levy Group. True, correct and complete copies of all Service Contracts have been delivered to the Documents Custodian and have been initialed on behalf of the related Levy Group and the Document Custodian).


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



Except as reflected in Schedule 5.3(m), on the date of Closing, there will be no Service Contract that cannot be canceled at the option of the related Levy Group without penalty or more than thirty (30) days' prior notice, or that, upon such cancellation, would create, give rise to, or form the basis of, a Lien on any Levy Property or any part thereof or any interest therein.

                  (n) Schedule 5.3(n) is a true, complete and correct list of all material Debt Documents with respect to each Debt affecting each Levy Property. True, complete and correct copies of all Debt Documents have been delivered to the Document Custodian and have been initialed on behalf of the related Levy Group and the Document Custodian. All obligations presently required to be performed by the related Levy Group under the Debt Documents have been fully performed, and no amounts presently due and payable thereunder are unpaid. Neither Levy nor any Levy Group has received any written notice of default under any Debt Documents. Schedule 5.3(n) reflects (as of the date of the Schedule), with respect to each Levy Property, (i) the outstanding principal indebtedness secured by the Debt Documents affecting such Property, (ii) the amount of unpaid interest accrued on such indebtedness (including the dates of accrual thereof), (iii) the rate at which interest accrues on such indebtedness,
(iv) the periodic installment payments required to be made with respect to such indebtedness and the dates on which such payments are required to be paid, (v) the scheduled maturity date of such indebtedness, (vi) the amount scheduled to be outstanding thereunder on such scheduled maturity date, and (vii) the premium or penalty, if any, required to be paid in the event of a prepayment of such indebtedness.

                  (o) Set forth on Schedule 5.3(o) is a true, complete and correct list of the rentable Improvements located on each Levy Property, the square feet of gross building area and rentable building area of such Improvements, and the number of parking spaces contained in such Property. Each Levy Property contains sufficient parking to satisfy all parking requirements imposed by all related Permitted Exceptions, all related Leases, and all applicable Legal Requirements (or a variance from the Legal Requirements has been obtained that permits a lesser number of parking spaces than required by applicable Legal Requirements, such variance is irrevocable, and such variance may be transferred by the owner of the Property to any transferee thereof as of right).

                  (p) Neither Levy Group has any knowledge that the engineering reports (the "Existing Engineering Reports") with respect to its Levy Property delivered to the Document Custodian (i) contain any untrue statement of a material fact, or (ii) omit any statement of a material fact, or (iii) fail to contain any statement necessary to make the statements therein not misleading, with respect to the installation, operation, sufficiency under the Leases and adequacy for the present use of each Levy Property, of plumbing, electrical, mechanical, heating, ventilating and air-conditioning and other systems. Except to the extent disclosed in the Existing Engineering Reports or listed as a Permitted Exception, neither Levy Group has any knowledge that (a) any utilities enter its Levy Property other than through adjoining public streets or through valid easements across adjoining private lands, and (b) any installation, connection and capital recovery charges in connection with such utilities are not paid in full. Except to the extent disclosed in the Existing Engineering Reports, neither Levy Group has any knowledge that there exist any material defects in the structural, plumbing, electrical, mechanical, heating, ventilating or air-conditioning systems or other systems of the Improvements on its Levy Property to the extent that the maintenance, repair or replacement of such systems are the responsibility of the lessor under the Levy Leases (for purposes hereof, a "material defect" shall mean a defect which would require an expenditure in excess of $25,000 to remedy in a good and workmanlike manner and in accordance with all applicable Legal Requirements) or in excess of $________ in the aggregate, when added to the cost to so remedy all other such defects in such Levy Property.

                  (q) Title to the Personal Property related to each Levy Property is subject only to the Permitted Exceptions with respect to such Property, except for the Personal Property described on Schedule 5.3(q) which is denoted as being leased or financed.

                  (r) Each building constituting a portion of the Improvements on a Levy Property is covered by a permanent certificate of occupancy ("Certificate of Occupancy") which is presently in full force and effect (other than portions of Improvements with respect to which a Certificate of Occupancy is not required by applicable Legal Requirements). Other than in connection with tenant improvements currently underway, neither Levy Group has any knowledge of any alteration, improvement or change in use of any Improvement which would require the issuance of a new Certificate of Occupancy or the amendment of an existing Certificate of Occupancy. All permits and approvals required pursuant to applicable Legal Requirements for tenant improvement currently underway have been obtained and are in full force and effect.

                  (s) The hazard insurance policies with respect to each Levy Property are in amounts not less than the full replacement value of the related Improvements. All such policies are in compliance with, and fulfill all of the insurance obligations under, the Existing Documents. No default exists under any such insurance policy and no circumstances or state of affairs exists which with notice, lapse of time, or both would result in the existence of a default under any such insurance policy. Neither Levy Group has received notice of cancellation or termination with respect to any such policy. Except as set forth on Schedule 5.3(s), no claims have been made under any such insurance policies.

                  (t) Neither Levy Group has any knowledge of any written notice or written request from the holder of any Debt Document or any insurance company or Board of Fire Underwriters (or organization exercising functions similar thereto requesting the performance of any work or alteration in respect of any Property or any part thereof.

                  (u) Neither Levy Group has received any written notice from any governmental agency of, or has any knowledge of, (i) any violation by its Levy Property of any applicable Legal Requirements, whether or not officially noted or issued, which remains uncured (other than minor violations that will not have a material, adverse effect on the related Levy Group or the related Levy Property), or (ii) any condition relating to its Levy Property or any part thereof which would constitute a violation of any applicable Legal Requirement (other than minor violations that will not have a material, adverse effect on the related Levy Group or the related Levy Property). Neither consummation of the transactions contemplated by this Agreement, nor the use, operation, management or leasing of any Levy Property by the related Levy Group for the uses and in the manner now prevailing or contemplated at and following the Closing, will affect the Property's compliance with the Classification. The Classification with respect to each Levy Property does not require any variance or conditional permit to be granted with respect to the current use of such Property (other than a variance that (i) has been obtained, (ii) is in full force and effect, (iii) is irrevocable and (iv) may be transferred by the owner of the Property to any transferee thereof as of right).

                  (v) Neither Levy Group has knowledge that its Levy Property is the subject of any unrecorded agreement limiting the development of such Levy Property beyond the Legal Requirements governing the Classification of such Property, or any application for the same.

                  (w) Neither Levy Group has knowledge that there is any (i) pending or contemplated annexation or condemnation proceeding affecting, or which may affect, its Levy Property or any part thereof or any interest therein,
(ii) proposed or pending proceeding to change or redefine the Classification of its Levy Property or any portion of its Levy Property, or (iii) proposed change in road patterns or grades which may adversely affect in any material respect access to any roads providing a means of ingress to or egress from its Levy Property. No written notice has been received by either Levy Group with respect to, and none of the Levy Parties has knowledge of, any pending or contemplated change in any Legal Requirement which may adversely affect the ownership, use, leasing, management or operation of its Levy Property, other than potential changes in tax and similar laws that would potentially affect similar shopping center properties.

                  (x) With respect to each Levy Property, the Land and Improvements are assessed as one (or more) tax lot(s) that is separate and distinct from the tax lot allocated to any other parcel of land or any other improvements. No proceeding seeking a reduction in real estate taxes imposed upon a Levy Property or the assessed valuation of a Levy Property or any portion thereof that has been settled will prejudice the right of the owner of such Levy Property to seek a reduction in real estate taxes imposed upon such Levy Property or the assessed valuation of such Levy Property or any portion thereof in the future. There is no pending or, to the knowledge of either Levy Group, proposed imposition of any special or other assessments affecting its Levy Property or any portion thereof or any penalties or interest due with respect to real estate taxes assessed against all or any portion of such Property that are payable by the owner of such Property or could result in a lien against such Property. True, complete and correct copies of all tax bills with respect to each Levy Property payable for the current and three (3) preceding tax years (or if a Levy Group has owned its Property for fewer than three (3) years, such fewer number of years) have been delivered to the Document Custodian and have been initialed on behalf of the related Levy Group and the Document Custodian. Except as reflected in Schedule 5.3(x), no Levy Property is the subject of any pending tax certiorari proceeding.

                  (y) Each Levy Group has delivered to the Document Custodian all appraisals and financial studies obtained by such Levy Group from any source in the past three years in its custody, possession or control concerning its Levy Property.

                  (z) Except as disclosed in Schedule 5.3(z), there is no action, suit, proceeding, claim, order, decree or judgment affecting any Levy Group or any Levy Property, or any portion thereof, or relating to or arising out of the ownership, management, operation, use or occupancy of any Levy Property, pending or being prosecuted in any court or by or before any federal, state, county or municipal department, commission, board, bureau or agency or other governmental instrumentality, nor is any such action, suit, proceeding claim, order, decree or judgment, to the knowledge of each Levy Group, threatened or being asserted. Neither Levy Group is a party to or subject to any judgment, writ, decree, injunction or order enjoining or restraining it from conducting any business in respect of its Property. There are no outstanding unpaid judgments against either Levy Group, except for the judgments described in Schedule 5.3(z) which are covered by insurance and on appeal.

6.       REPRESENTATIONS AND WARRANTIES RELATING TO THE MESHON PARTNERSHIP
         INTERESTS.

         Meshon, Drexel and Royce each jointly and severally, hereby makes the following representations and warranties, as of the date hereof and as of the Closing Date, with respect to each Meshon Partnership Interest that is being contributed to the Operating Partnership (or its Affiliate), each Meshon Partnership and all Meshon Properties owned by each Meshon Partnership:

         6.1 ORGANIZATION CHART. The chart set forth on Schedule 6.1 correctly sets forth the relationships and ownership interests among the Meshon Parties, the Meshon Principals, the Meshon Partnerships and the Meshon Properties (including without limitation, each Meshon Transferred Property). All of the ownership interests in the entities set forth on that chart correctly reflect the legal and beneficial ownership of such Persons or properties. The Meshon Parties own legally and beneficially the respective Meshon Partnership Interests and Meshon Transferred Properties being transferred to the Company hereunder free and clear of any Encumbrances except Permitted Exceptions.

         6.2 ORGANIZATION AND QUALIFICATION.

         (a) Schedule 6.2 correctly sets forth as to each of the Meshon Parties (which is not an individual) its place of incorporation or formation, principal place of business, and each jurisdiction in which it is qualified to do business.

         (b) Meshon has delivered to the Company with respect to each of the Meshon Parties (which is not an individual) true, complete and correct copies of each of the following documents including all amendments and supplements thereto: (i) the Certificate of Limited Partnership and partnership agreement for each such entity which is a limited partnership, (ii) the Articles or Certificate of Incorporation, By-Laws, shareholders' agreements and voting trusts, if any, with respect to each such entity which is a corporation, (iii) the Articles of Organization and Operating Agreement, or similar documents, with respect to each such entity which is a limited liability company, and (iv) any other similar documents with respect to any other entity (collectively, such entity's "Organizational Documents").

         (c) Each of the Meshon Parties which is identified in this Agreement as a limited partnership or a general partnership is a partnership duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization; and each Meshon Party which is identified in this Agreement as a corporation is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization; and in each of the above cases, with all requisite power and authority, and all necessary consents, authorizations, approvals, orders, licenses, certificates, and permits of and from, and declarations and filings with, all federal, state, local, and other governmental authorities and all courts and tribunals, to own, lease, license, and use its properties and assets and to carry on the business in which it is now engaged. Each of the Meshon Partnerships is duly qualified to transact the business in which it is engaged and is in good standing as a foreign limited partnership in every jurisdiction in which its ownership, leasing, licensing, or use of its property or assets or the conduct of its business makes such qualification necessary.

         6.3 AUTHORITY. The Meshon Parties have all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate, partnership or other proceedings (including, without limitation, any shareholder or limited partner consents) of or on behalf of each Meshon Party have been duly taken to authorize their execution, delivery, and performance of this Agreement, except for consents listed on Schedule 6.3 which will be obtained prior to the Closing. This Agreement and the other documents required to be delivered hereby have been (or when delivered will be) duly authorized, executed, and delivered by each Meshon Party, and constitute (or when delivered will constitute) the legal, valid, and binding obligation of each such Meshon Party, enforceable as to each of them in accordance with their terms, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto.

         6.4 OWNERSHIP INTERESTS OF MESHON PARTIES; SUBSTITUTION OF PARTNER. Except as set forth on Schedule 6.4 with respect to Renaissance Plaza, the Meshon Parties are the record and beneficial owners of the Meshon Partnership Interests in the Meshon Partnerships, free and clear of any Liens and Encumbrances. There is no agreement, commitment (whether or not legally binding), plan, or arrangement to issue, and no outstanding option, warrant, security or other instrument convertible into or exchangeable for or calling for the issuance of, or other right to obtain, any limited or general partnership interest or security or other instrument convertible into, exercisable for, or exchangeable for any limited or general partnership or other equity interest in any Meshon Partnership. On or before the Closing Date, unless the Company requests otherwise, each of the Meshon Parties shall have caused the Meshon Partnerships to take all action required under their respective Organizational Documents and the law to authorize, approve and effect the substitution and admission, simultaneously with the Closing, of the Company or the Operating Partnership (or its designee), as the general or limited partner, as the case may be, of each Meshon Partnership in which any of them is to acquire a partnership interest hereunder.

         6.5 BUSINESS CONDUCTED. Since formation and through the Closing Date, the Meshon Partnerships conduct no business and have no assets other than the Meshon Properties. All of the Meshon Properties directly or indirectly owned or operated by each of the Meshon Partnerships are listed on Schedule 6.5.

         6.6 FINANCIAL STATEMENTS; MESHON PARTNERSHIP BUDGETS.

         (a) The Meshon Parties have delivered to the Company with respect to each of the Meshon Partnerships copies of (i) the audited financial statements as of December 31, 1996 and (ii) the unaudited financial statements as of June 30, 1997 and, within five days prior to the Closing, will deliver unaudited financial statements as of and for the period from June 30, 1997 and ending the month end immediately prior thereto or, if the Closing Date is within the first 10 days of a calendar month, ending the month end within 40 days prior to the Closing Date (all of such financial statements collectively called the "Meshon Partnership Financial Statements"). Each of the Meshon Partnership Financial Statements and the financial statements to be delivered pursuant to Section 11.2 has been (or when so delivered will have been) prepared in accordance with GAAP, consistently applied, in each case based on the books and records of the respective entities named therein, and fairly presents (or when delivered will fairly present) the financial condition, results of operations, funds from operations, assets, liabilities and partners' equity of such entities for the period covered thereby and as of its date. The financial and other information to be delivered pursuant to Section 11.2 will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary, in light of the circumstances in which such statements are made, to make the statements made therein not misleading; but the Meshon Parties make no representation with respect to any information delivered by any other party.

         (b) Meshon has delivered to the Company actual budgets for each of the Meshon Partnerships for the fiscal year commencing January 1, 1997 (the "Meshon Partnership Budgets") showing all anticipated revenue and expense, including, without limitation, net operating income, capital expenditures, and debt service. The Meshon Partnership Budgets set forth an estimate of projected capital expenditures to be incurred by each such Meshon Partnership for such fiscal year together with budgeted expenditures for partnership administration. The Meshon Partnership Budgets were prepared in good faith and had a reasonable basis when made and were based on assumptions that the Meshon Parties believed to be reasonable when made but no guarantee is given that the results shown in such budgets will actually be attained. Schedule 6.6(b) is a list of all plans or commitments (whether or not legally binding) for the Meshon Partnerships for capital expenditures (including, without limitation, non-recurring maintenance and repair) at or relating to any of the Meshon Properties of any Meshon Partnership the cost of which were not included in the Meshon Partnership Budgets, all of which can and will be funded through common area maintenance charges which will be received with respect to the respective Meshon Properties.


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         6.7 LIABILITIES. There are no liabilities (contingent or otherwise) of any of the Meshon Partnerships which are not set forth in the Meshon Partnership Financial Statements or disclosed in this Agreement or in a Schedule or Exhibit hereto.

         6.8 INSURANCE. Schedule 6.8 lists all of the policies of insurance of any kind (other than title insurance) covering each of the Meshon Partnerships and their respective assets and businesses, setting forth the nature of the insurance, the insurance carrier, the amount of coverage, deductible amounts and the owner of and expiration date of such policies. Each of the Meshon Partnerships has such insurance in such amounts and covering such risks as owners of similar properties or businesses in the vicinity of such Meshon Partnership and in the same industry customarily carry. All such policies of insurance are in full force and effect and all premiums due thereon for all periods through the Closing Date are or will be on the Closing Date fully paid. None of the Meshon Parties has received any notice of cancellation or termination with respect to any such policy.

         6.9 MATERIAL EVENTS AND CHANGES. Since the dates of their respective most recent balance sheets:

         (a) Except as set forth on Schedule 6.9(a), there has not been a material adverse change in the condition (financial or otherwise), results of operations, funds from operations, business, properties (including the Meshon Properties), assets, nature of assets, or liabilities of any of the Meshon Partnerships or Meshon Transferred Properties.

         (b) Except as set forth on Schedule 6.9(b), the operations and business of the Meshon Partnerships have been conducted in all material respects only in the ordinary course and consistent with past practice and the fiduciary duty of the general partner of such Meshon Partnership, in accordance with the partnership agreement.

         (c) Except as set forth on Schedule 6.9(c), none of the Meshon Partnerships has:

                  (i) suffered any loss, damage, destruction or other casualty to any Meshon Properties or material assets (unless covered by the insurance policies listed in section 6.8);

                  (ii) mortgaged, pledged, subjected to or suffered any Lien, or granted any Lien, in respect of any Meshon Properties, or incurred any Debt;

                  (iii) amended its Organizational Documents;

                  (iv) defaulted under any Material Agreement, license or permit; or

                  (v) experienced any change in control which is prohibited by the terms of any note, bond, mortgage, indenture, lease, license, franchise, agreement or other instrument or obligation by which it or any of the Meshon Properties or its assets are affected or


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         bound.

         6.10 NO CONFLICTS OR DEFAULTS; NO VIOLATIONS. Neither the execution, delivery or performance of this Agreement by any of the Meshon Parties nor the consummation of the transactions contemplated hereby will (with or without the giving of notice, lapse of time or both): (a) contravene any provisions of any law, statute, rule or regulation or any order, writ, judgment, injunction or decree of any court or governmental instrumentality; or (b) except as set forth on Schedule 6.10, and assuming that each of the consents and approvals set forth on Schedule 6.11 have been obtained, conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose), any Lien upon any of the property or assets of any of the Meshon Parties or Meshon Partnerships pursuant to the terms of any note, bond, indenture, mortgage, deed of trust, loan agreement, credit agreement, lease, franchise, partnership agreement, voting trust or any other agreement, contract or instrument to which any of the Meshon Parties or Meshon Partnerships is a party or to which any of their respective properties or assets is subject (collectively, the "Existing Meshon Agreements"); (c) violate any provision of their respective Organizational Documents; or (d) give any Person or group of Persons the right to replace any of them as a direct or indirect general partner of any Meshon Partnership or any other limited partnership.

         6.11 CONSENTS. Except for any consents identified on Schedule 6.11 ("Meshon Consents"), no approval or consent of, notice to, or filing or registration with, or authorization, order, license, certificate, or permit of or from, any governmental authority or any other notice to or consent of any third party is required in connection with the execution, delivery and performance of, the legality, validity, binding effect or enforceability of or the consummation of the transactions contemplated by this Agreement ("Required Consents"). Meshon Consents shall include, without limitation, the consent of the general partner of Renaissance Plaza other than Meshon or his Affiliate to the right of the Operating Partnership to terminate the management agreement with respect to the Meshon Property owned by such partnership.

         6.12 DEBT. Schedule 6.12 is a complete list of all Debt of each of the Meshon Parties and Meshon Partnerships or to which any of their respective properties or other assets is subject. None of the Meshon Partnerships is the obligor in respect of and no assets of any of the Meshon Partnerships is security for or subject to any other Debt. Schedule 1.2(f) is a complete list of all Debt or guarantees of any Debt for which Meshon or Paul Cohen is or could be liable. The Meshon Parties have delivered to the Company true, complete and correct copies of all agreements, notes, security documents, guarantees and other documents relating to any Debt in effect on the date hereof, and each such document is in full force and effect and has not been further modified, amended or terminated and no party is in payment default thereunder or any other default thereunder other than immaterial, non-financial defaults. On the Closing Date, no Meshon Party will have incurred any Debt for which the Meshon Partnership Interests, Meshon Transferred Properties, Meshon Partnerships or Meshon Properties are security. None of the Meshon Parties has, whether as obligor, general partner of an obligor, guarantor or otherwise, any liability, fixed or contingent, for the repayment of any Debt other than the Debt listed on Schedule
6.12. Each of the Meshon Parties is in substantial compliance with the terms of any


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Debt for which it is liable or to which the Meshon Partnership Interests, Meshon
Transferred Properties or Meshon Properties are subject, no payment defaults exist thereunder and no notice of default with respect thereto has been received by any of the Meshon Parties. As used in this Agreement, "Debt" means, with respect to any Person, all indebtedness of any kind to which any Meshon Partnership Interests, Meshon Transferred Properties or Meshon Property, as the case may be, is subject, including, without limitation, (a) all indebtedness for borrowed money, (b) all indebtedness for the deferred purchase price of property or services, (c) all obligations evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of such Person's business), and all indebtedness secured by mortgage or other Liens against any of such Person's property or other assets,
(d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (e) all obligations under capital leases (as such term is defined by GAAP), (f) all reimbursement, payment or similar obligations contingent or otherwise, under acceptance, letter of credit or similar facilities, (g) any obligations of any of the foregoing kinds of any other Person which is guaranteed directly or indirectly by such Person or in effect guaranteed directly or indirectly by such Person, including, without limitation, through an agreement (i) to pay or purchase such Debt or to advance or supply funds for the payment or purchase thereof, (ii) to purchase, sell or lease property or services primarily for the purpose of enabling the debtor to make payment of such Debt, (iii) to supply funds to or in any other manner invest in the debtor (including any obligation to pay for goods or services whether or not received) or (iv) otherwise to insure a creditor against loss in respect of such Debt, and (h) any Debt of any type of any other Person secured by any Lien or Encumbrance on any property or assets of any Meshon Partnership.

         6.13 TAXES.

         (a) No Meshon Party is a foreign person within the meaning of Section 1445 of the Code. Schedule 6.13(a) sets forth the tax identification number and office address within the United States for each Meshon Party.

         (b) Schedule 6.13(b) sets forth the name of each Meshon Partnership which has made an election under Section 754 of the Code at any time that any Meshon Party or any Affiliate managed or operated such Meshon Partnership or owned any general partnership interest therein or, to the knowledge of the Meshon Parties, prior to such time.

         (c) Each Meshon Partnership is, since its formation has been and at the Closing will be a partnership for federal income tax purposes qualifying under
Section 7701 of the Code and, does not constitute a publicly traded partnership within the meaning of Section 7704 of the Code or a taxable mortgage pool within the meaning of Section 7701(i) of the Code.

         (d) Consummation of the transactions contemplated hereby will not cause the Company or the Operating Partnership (or any Subsidiary or Affiliate of either) to be or become liable under any principle, theory, or rule of law, including, without limitation, rules relating to transferee liability or fraudulent conveyances or transfers, or by contract for any tax liability of


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any Meshon Party or any Owner, Subsidiary, or Affiliate of any Meshon Party,
regardless of when such tax liability arises or to what period such tax liability relates, except that this Section 6.13(d) shall not apply to liabilities, relating to periods commencing after the Closing, of a Meshon Party which becomes a Subsidiary of the Company or the Operating Partnership.

         (e) The adjusted basis for Federal income tax purposes of each material component of each Meshon Property projected as of December 31, 1997 (including specifically, but without limitation, a separate statement of the basis of land, building, and tenant improvements, and of any adjustments under Section 754 of the Code relating to them), the remaining useful life or applicable recovery period of any such property, and the adjusted basis for Federal income tax purposes of each Meshon Partnership Interest being transferred to the Operating Partnership is set forth on Schedule 6.13(e) hereto.

         (f) Except as set forth on Schedule 6.13(f) hereto, all liabilities of any Meshon Party or of any Meshon Partnership which are being assumed or subject to which property is being taken will, at the time of the Closing, constitute "qualified liabilities" within the meaning of Treasury Regulation Section 1.707-5.

         (g) No lease affecting any of the Meshon Properties is a lease to which section 467(b) of the Code applies.

         (h) No Meshon Transferred Partnership owns directly or indirectly any "voting securities" of any "issuer," other than an issuer treated as a partnership for Federal income tax purposes, as such terms are used in section 856 of the Code.

         6.14     MATERIAL AGREEMENTS; MANAGEMENT AGREEMENTS.

         (a) Schedule 6.14(a) lists all agreements to which the Meshon Parties or Meshon Partnerships are parties or the Meshon Partnership Interests or Meshon Properties are subject and lists all agreements to which the Meshon Partnerships or any Person or property (including the Meshon Properties) directly or indirectly owned or controlled by them are parties or to which any of the respective assets of the Meshon Partnerships or any such Person or properties are subject (i) that cannot be canceled without penalty within 90 days or (ii) as to which provision for payments or expenses thereunder are not included in the Meshon Partnership Budgets or (iii) which are otherwise material to any of the Meshon Parties, Meshon Partnerships or Meshon Properties (all of such agreements are listed on Schedule 6.14(a), collectively the "Meshon Material Agreements"). The Meshon Parties have made available to the Company true, complete and correct copies of each such Meshon Material Agreement. All of such agreements are in full force and effect and no party is in payment default or any other default thereunder except for immaterial defaults.

         (b) Schedule 6.14(b) is a list of all existing agreements and arrangements of every kind relating to the management of any of the Meshon Properties or under which any Meshon Partnership pays any management fees or commissions (the "Meshon Management


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



Agreements") and identifies the Meshon Property subject to such agreement. The Meshon Parties have made available true and complete copies of all such Meshon Management Agreements to the Company. On the date hereof, each such Meshon Management Agreement is in full force and effect and no default has occurred thereunder and after the reorganization of Drexel and the transactions contemplated by this Agreement, each such Meshon Management Agreement shall remain in full force and effect in accordance with its terms. Except for the Meshon Management Agreements, there are no property management agreements or asset management agreements or any other arrangements (i) under which any Meshon Party is the property manager or asset manager of any Meshon Property, (ii) under which any Person is the property manager or asset manager of any Meshon Property or any Meshon Partnership pays any management fees or commissions or
(iii) which relates to any Meshon Partnership providing or receiving management, administrative or bookkeeping services, or any services that contribute income to any Meshon Partnership.

         6.15 ENVIRONMENTAL MATTERS.

         (a) Definitions: for the purpose of this Agreement, the term "ENVIRONMENT" shall mean any surface or subsurface physical medium or natural resource, including, air, land, soil, surface waters, ground waters, stream and river sediments, biota and any indoor area, surface or physical medium; the term "ENVIRONMENTAL LAWS" shall mean any federal, state, local or common law, rule, regulation, ordinance, code, order or judgment (including any judicial or administrative interpretations, guidances, directives, policy statements or opinions) relating to the injury to, or the pollution or protection of human health and safety or the Environment but shall not include the Federal Occupational Health and Safety Act ("OSHA") or the Americans with Disabilities Act ("ADA"); the term "ENVIRONMENTAL LIABILITIES" shall mean any claims, judgments, damages (including punitive damages), losses, penalties, fines, liabilities, encumbrances, liens, violations, costs and expenses (including attorneys' and consultants' fees) of investigation, remediation, monitoring or defense of any matter relating to human health, safety or the Environment of whatever kind or nature by any party, entity or authority, (i) which are incurred as a result of (A) the existence of Hazardous Substances in, on, under, at or emanating from any real property presently or formerly owned, operated or managed by any of the Meshon Parties, the Meshon Partnership, Drexel or Royce or any of their subsidiaries, (B) the offsite transportation, treatment, storage or disposal of Hazardous Substances generated by the Meshon Parties, the Meshon Partnerships, Drexel or Royce or any of their subsidiaries (C) the violation of any Environmental Laws or (ii) which arise under the Environmental Laws; the term "HAZARDOUS SUBSTANCES" shall mean petroleum, petroleum products, petroleum-derived substances, radioactive materials, hazardous wastes, polychlorinated biphenyls, lead based paint, radon, urea formaldehyde, asbestos or any materials containing asbestos, and any materials or substances regulated or defined as or included in the definition of "hazardous substances," "hazardous materials," "hazardous constituents," "toxic substances," "pollutants," "contaminants" or any similar denomination intended to classify or regulate substances by reason of toxicity, carcinogenicity, ignitability, corrosivity or reactivity under any Environmental Law. All references in this Section to the Meshon Parties or the Meshon Partnerships shall include any subsidiaries thereto and any predecessors thereto (to the extent the Meshon Parties have


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Knowledge relating to any such predecessors regarding Hazardous Substances), and any person or entity the liabilities of which, pursuant to the Environmental Laws, contractually, by common law, by operation of law or otherwise, any of the Meshon Parties, the Meshon Partnerships, may have succeeded to; "Old Environmental Reports" shall mean the environmental reports, as of a date prior to ________, 1997, describing the environmental condition of the Properties, which have been supplied to the Company by Meshon.

         (b) Meshon has no knowledge (A) that the Old Environmental Reports contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (B) that the Old Environmental Reports fail to contain any material fact required to accurately describe the environmental condition of the Meshon Properties with respect to:

                  (i) all of the current and past operations of the Meshon Partnerships and the Meshon Properties, including any operations at or from any real property presently or formerly owned, used, leased, occupied, managed or operated by any of the Meshon Parties or the Meshon Partnerships (collectively, the "Real Property"), failing to comply and at all times having complied with all applicable Environmental Laws;

                  (ii) the Meshon Parties, the Meshon Partnerships or to the knowledge of any Meshon Party, any other person or entity, having engaged in, authorizing, allowing or suffering any operations or activities upon any of the Real Property for the purpose of or in any way involving the handling, manufacture, treatment, processing, storage, use, generation, release, discharge, spilling, emission, dumping or disposal of any Hazardous Substances at, on, under or from the Real Property, except in full compliance with all applicable Environmental Laws;

                  (iii) the Assets or the Real Property containing any Hazardous Substances in, on, over, under or at it, in concentrations which would presently violate any applicable Environmental Laws or would be reasonably likely to result in the imposition of liability or obligations on the present owner, manager, or operator of the Real Property under any applicable Environmental Laws, including any liability or obligations for the investigation, corrective action, remediation or monitoring of Hazardous Substances in, on, over, under or at the Real Property;

                  (iv) the Real Property being listed or proposed for listing on the National Priorities List pursuant to the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. ss. 9601 ET SEQ., or any similar inventory of sites requiring investigation or remediation maintained by any state or locality;

                  (v) the Meshon Parties receiving any written notice from any governmental entity or third party of any actual or threatened Environmental Liabilities with respect to the Real Property, the Assets, the Meshon Partnerships or the conduct of any of the Meshon Parties' businesses that are the subject of this Agreement;


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



                  (vi) the existence of underground storage tanks, asbestos or asbestos containing materials, polychlorinated biphenyls, urea formaldehyde, or other Hazardous Substances (other than small quantities of Hazardous Substances for use in the ordinary course of the businesses of the Meshon Partnerships and Meshon Parties or tenants of the Meshon Properties, which are stored and maintained in accordance and full compliance with all applicable Environmental Laws) in, on, over, under or at any Real Property;

                  (vii) the existence of conditions existing at any Real Property or with respect to the Assets, that require or in the future will reasonably likely require remedial or corrective action, removal, monitoring or closure pursuant to the Environmental Laws;

                  (viii) the failure of the Meshon Partnerships and the Meshon Parties to have obtained all the permits, licenses, authorizations and approvals necessary for the conduct of its businesses and for the operations on, in or at the Real Property, which are required under applicable Environmental Laws or the noncompliance with the terms and conditions of all such permits, or the inability of the Operating Partnership following the consummation of this Agreement and the transactions contemplated hereby to continue operation of the Real Property in compliance with Environmental Laws;

                  (ix) the failure of the Meshon Parties to have provided to the Company all environmental reports, assessments, audits, studies, investigations, data, and other written environmental information obtained since March 15, 1994 in their custody, possession or control concerning the Meshon Partnerships, the Meshon Properties and the Real Property;

                  (x) the nondisclosure by the Meshon Partnerships or the Meshon Parties to the Company of instances where any Meshon Partnership or Meshon Party has contractually, by operation of law, by the Environmental Laws, by common law or otherwise assumed or succeeded to any Environmental Liabilities of any predecessors or any other person or entity.

         6.16 INVESTMENT COMPANY. None of the Meshon Parties or Meshon Partnerships is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         6.17 EMPLOYEES. The Meshon Partnerships have no current employees and have never had any employees and none of the Meshon Partnerships is currently or has ever been a party to or otherwise bound by any collective bargaining agreement or other employment agreement or arrangement (whether or not legally binding).


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         6.18 EMPLOYEE BENEFITS.

         (a) Except as listed on Schedule 6.18, there are and have been no "employee benefit plans," within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any other bonus, profit sharing, compensation, pension, severance, deferred compensation, fringe benefit, insurance, welfare, medical, post-retirement health or welfare benefit, medical reimbursement, health, life, stock option, stock purchase, tuition refund, service award, company car, scholarship, relocation, disability, accident, sick pay, sick leave, vacation, termination, individual employment, executive compensation, incentive, bonus, commission, payroll practices, retention or other plan, agreement, policy, trust fund or arrangement, maintained, sponsored or contributed to by any of the Meshon Parties or any entity that would now or in the past be deemed a "single employer" with any of the Meshon Parties or Meshon Partnerships under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA (an "ERISA Affiliate") on behalf of any employee of any of the Meshon Parties, or Meshon Partnerships (whether current, former or retired) or their beneficiaries or with respect to which any of the Meshon Parties, Meshon Partnerships or any ERISA Affiliate has or has had any obligation on behalf of any such employee or beneficiary. No "prohibited transaction," as defined in section 406 of ERISA, has occurred with respect to any such plan, agreement, policy, trust fund, or arrangement that has been so maintained, sponsored or contributed to (collectively, if any, the "Meshon Plans"). No Meson Party, Meshon Partnership, or ERISA Affiliate of either has failed to comply with any health care continuation coverage requirements or related notice requirements under section 601 ET SEQ. of ERISA and section 4980B of the Code. There are no pending or ongoing audits, inquiries, or investigations by any governmental agency with respect to, or pending actions, claims, or lawsuits which have been asserted against, any of the Meshon Plans or the assets of any trusts under, or the plan sponsor, plan administrator, or trustee or other fiduciary of the Meshon Plans (except for routine benefit claims or routine expenses). All returns, reports, and notices for any Meshon Plan which are required under the Code, ERISA, or any other applicable law (and the regulations thereunder) have been timely provided to the applicable governmental, agencies, employees, participants, or beneficiaries.

         6.19 LITIGATION AND CLAIMS. Except as set forth on Schedule 6.19, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, or, to the Knowledge of Meshon, threatened, with respect to any Meshon Parties, Meshon Partnerships, or any of their respective businesses, properties, or assets, other than relating to routine landlord-tenant matters, or negligence lawsuits covered by insurance or vendor claims under $10,000, the effect of which if decided unfavorably to the Meshon Parties or Meshon Partnerships would have a material adverse effect on any of the Meshon Parties or Meshon Partnerships. None of the Meshon Parties or Meshon Partnerships is: (i) in violation of or in default under any order, judgment or decree, (ii) in violation of any law, rule, or regulation, which violation would have a material adverse effect upon any of the Meshon Parties, Meshon Partnerships, or any of their respective businesses, properties or assets or (iii) required to take any action in order to avoid such violation or default. The litigation listed on Schedule 6.19 will not prohibit the consummation of any of the transactions contemplated hereby.


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         6.20 INTELLECTUAL PROPERTY. Except as described on Schedule 6.20,
Drexel, Royce, Payroll and each of the Meshon Partnerships owns, or has the contractual right to use, and will after the Closing own or have the contractual right to use data processing and management information systems adequate to conduct all aspects of their respective businesses. There is no right under any patent, patent application, trademark, trademark application, trade name, service mark, copyright, franchise, or other intangible property or asset (all of the foregoing being hereinafter referred to as "Intangibles") necessary to or used in the business of the Meshon Partnerships as presently conducted or as any of them contemplates conducting, except as set forth on Schedule 6.20. None of the Meshon Partnerships has infringed, is infringing, or has received notice of infringement asserted with respect to any Intangibles of others. To the knowledge of the Meshon Parties, Meshon Partnerships, there are no Intangibles of others which may materially adversely affect the financial condition, results of operations, business, properties, assets or liabilities of any of the Meshon Parties or Meshon Partnerships.

         6.21 QUESTIONABLE PAYMENTS. None of the Meshon Parties, Meshon Partnerships nor any director, officer, partner, agent, employee, or other Person associated with or acting on behalf of any of them has, directly or indirectly: used any corporate or partnership funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; established or maintained any unlawful or unrecorded fund of corporate monies or other assets; made any false or fictitious entry on its books or records; made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; given any favor or gift which is not deductible for federal income tax purposes; or made any bribe, kickback, or other payment of a similar or comparable nature, whether lawful or not, to any Person regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions, or to pay for favorable treatment for business secured or for special concessions already obtained.

         6.22 BOOKS AND RECORDS; BANK ACCOUNTS.

         (a) The books and records of Drexel, Royce, Payroll and the Meshon Partnerships are complete and correct in all material respects, and the books and records of the general partner of each such partnership contain accurate and complete records of all material actions taken by the general partners of such partnership.

         (b) Meshon has delivered to the Custodian accurate lists of all of the bank and brokerage accounts of each of Drexel, Royce, Payroll, and each Meshon Partnership and the authorized signatories for such accounts.

         6.23 FEES AND REIMBURSEMENTS. There exists no basis for any claim against any of the Meshon Parties or any of their Affiliates in any material amount relating to any of the fees and reimbursements paid or payable by any of Drexel, Royce or any Meshon Partnership to any such Meshon Party or Affiliate thereof and, on the Closing Date, there will be no amounts due


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from Drexel, Royce or any Meshon Partnership (whether or not yet payable) to any
Meshon Party or any of their Affiliates.

         6.24 COMPLETENESS OF DISCLOSURE. No representation or warranty by any of the Meshon Parties in this Agreement or any Related Document contains, or when delivered will contain, an untrue statement of a material fact or omits, or when delivered will omit, to state a material fact required to be stated therein or necessary, in light of the circumstances in which such statements are made, to make the statements made therein not misleading.

         6.25 SOLVENCY. For purposes of applicable federal and state laws governing determinations of the insolvency of debtors, or relating to fraudulent conveyance, or otherwise with respect to creditors' rights, or similar judicial doctrines: on the Closing Date after giving effect to the transactions contemplated hereby, (i) the amount of the "present fair saleable value" of the assets of each of Drexel, Royce, the Meshon Parties and the Meshon Partnerships will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with such laws and doctrines, (ii) the present fair saleable value of the assets of each of Drexel, Royce, the Meshon Parties and the Meshon Partnerships will, as of such date, be greater than the amount that will be required to pay such Person's liability on its debts as such debts become absolute and matured, (iii) none of Drexel, Royce, the Meshon Parties or the Meshon Partnerships will have, as of such date, an unreasonably small amount of capital with which to conduct its business, (iv) each of Drexel, Royce, the Meshon Parties and the Meshon Partnerships will be able to pay its debts as they mature and (v)the consideration to be received by each Meshon Party and Meshon Partnership hereunder for the assets to be sold by such Meshon Party hereunder is not less than the "present fair saleable value" of such assets. For purposes of this Section 6.25, "debt" means "liability on a claim", "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed or undisputed, secured or unsecured.

         6.26 ABSENCE OF INDUCEMENT. To the Knowledge of Meshon, in entering into this Agreement, none of the Meshon Parties has been induced by, or relied upon, any representations, warranties or statements by the Company or the Operating Partnership (or its Affiliates) not set forth or referred to in this Agreement or the Related Documents, whether or not such representations, warranties or statement have actually been made, in writing or orally, and Meshon acknowledges that, in entering into this Agreement, the Company has been induced by and relied upon the representations and warranties of the Meshon Parties herein or therein set forth.

         6.27 PROXY INFORMATION. None of the information supplied or to be supplied by Meshon, or to the Knowledge of Meshon, by the Meshon Parties or any of their respective Affiliates, directors, officers, employees, agents or representatives for inclusion in the Proxy


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Statement or any other document filed or to be filed with the Commission or any
Governmental Body in connection with the transactions contemplated by this Agreement will, at the time it is provided, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

         6.28 ACCREDITED INVESTOR. Each of the Meshon Parties which is to acquire OP Units at the Closing (i) will be acquiring the OP Units for the purpose of investment only and not with a view to distribution thereof in violation of the Securities Act, (ii) has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of acquiring the OP Units and will be able to bear the economic risk of such investment, (iii) is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act, (iv) is a resident of the State set forth on Schedule 6.28 and is not domiciled in nor a resident of California (nor is any direct or indirect owner of any such Person domiciled in or a resident of California), (v) has had access to, or been furnished with, all information about the OP Units and the transactions contemplated hereby as he, she or it has deemed necessary and (vi) is not a "benefit plan investor" within the meaning of 29 C.F.R. Section 2510.3-101.

         6.29 REORGANIZED DREXEL. Each of the representations and warranties in this Agreement with respect to Drexel shall, on the Closing Date, be true complete and correct with respect to Reorganized Drexel except for the transactions relating to Reorganized Drexel expressly provided for in this Agreement.

7. REPRESENTATIONS AND WARRANTIES OF THE MESHON PARTIES CONTRIBUTING MESHON PARTNERSHIP INTERESTS OR MESHON TRANSFERRED PROPERTY.

         Each Meshon Party that is contributing to the Operating Partnership or its Affiliate any Meshon Partnership Interest or Meshon Transferred Property, hereby makes the following representations and warranties, and each Meshon Party which is the general partner or a co-general partner of a Meshon Partnership but who is not so contributing any Meshon Partnership Interest or Meshon Transferred Property represents and warrants as set forth in Section 7.14 (a "Meshon Co-General"), as of the date hereof and as of the Closing Date, solely with respect to the Meshon Partnership Interest which it is contributing to the Operating Partnership and the Meshon Partnership to which it is a party; provided no such Meshon Co-General shall be personally liable for any representation except as set forth in Section 7.14:

         7.1 GOOD TITLE. Such Meshon Party owns legally and beneficially the respective Meshon Partnership Interests or Meshon Transferred Property it is transferring to the Operating Partnership (or its designated Affiliate) hereunder free and clear of any Encumbrances except for Permitted Exceptions.

         7.2 AUTHORITY. Such Meshon Party has all requisite power and authority to execute,


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deliver, and perform this Agreement. All necessary corporate, partnership or other proceedings (including, without limitation, any shareholder, co-general Partner or limited partner consents) of or on behalf of such Meshon Party has been duly taken to authorize its execution, delivery, and performance of this Agreement, except for consents listed on Schedule 7.2 which will be obtained prior to the Closing. This Agreement and the other documents required to be delivered hereby by such Meshon Party have been (or when delivered will be) duly authorized, executed, and delivered by such Meshon Party that is a party hereto, and constitute (or when delivered will constitute) the legal, valid, and binding obligation of such Meshon Party, enforceable as to such Meshon Party in accordance with their terms, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto.

         7.3 OWNERSHIP INTERESTS OF MESHON PARTIES; SUBSTITUTION OF PARTNER.
Schedule 7.3, correctly lists the Meshon Parties who are the record and beneficial owners of all of the general and limited partnership interests in the Meshon Partnerships in which such Meshon Party is a partner, and their respective interests. To the knowledge of such Meshon Party, there is no agreement, commitment (whether or not legally binding), plan, or arrangement to issue, and no outstanding option, warrant, security or other instrument convertible into or exchangeable for or calling for the issuance of, or other right to obtain, any limited or general partnership interest or security or other instrument convertible into, exercisable for, or exchangeable for any limited or general partnership or other equity interest in any Meshon Partnership, except for the Glenmont Redemption Agreement. On or before the Closing Date, each Meshon Party shall have caused the Meshon Partnership in which such Party is a partner, to the extent of such Party's power to do so, to take all action required under their respective Organizational Documents and the law to authorize, approve and effect the substitution and admission, simultaneously with the Closing, of the Operating Partnership (or its designee), as a general or limited partner, as the case may be, of such Meshon Partnership, in substitution for such Meshon party.

         7.4 ALLOCATION OF AGGREGATE BASE UNIT AMOUNT. The relative allocations of the aggregate Base Unit Amount set forth on Schedule 1.2 for all Meshon Partnerships and Meshon Transferred Properties among the Meshon Partnerships has been determined by Meshon and the Meshon Parties based on the relative values of the Meshon Properties.

         7.5 NO CONFLICTS OR DEFAULTS; NO VIOLATIONS. Neither the execution, delivery or performance of this Agreement by such Meshon Party nor the consummation of the transactions contemplated hereby will (with or without the giving of notice, lapse of time or both): (a) contravene any provisions of any law, statute, rule or regulation or any order, writ, judgment, injunction or decree of any court or governmental instrumentality; or (b) except as set forth on Schedule 7.5, and assuming that each of the consents and approvals set forth on Schedule 7.6 have been obtained, conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose), any Lien upon any of the property or assets of such Meshon Party, or to its knowledge, the Meshon Partnership pursuant to the terms of any note, bond, indenture, mortgage, deed of trust, loan agreement, credit agreement, lease, franchise, partnership agreement, voting trust or any other agreement, contract or instrument to which such Meshon Party, or to its knowledge, the Meshon


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Partnership, is a party or to which any of their respective properties or assets is subject; (c) violate any provision of their respective Organizational Documents; or (d) give any Person or group of Persons the right to replace any of them as a direct or indirect general partner of any Meshon Partnership.

         7.6 CONSENTS. Except for any consents identified on Schedule 7.6, no approval or consent of, notice to, or filing or registration with, or authorization, order, license, certificate, or permit of or from, any governmental authority or any other notice to or consent of any third party is required in connection with (a) the execution, delivery and performance of, (b) the legality, validity, binding effect or enforceability of or, (c) the consummation of the transactions with respect to such Meshon Party contemplated by this Agreement.

         7.7 DEBT. Such Meshon Party has not incurred and on or before the Closing Date, such Meshon Party will not have incurred any Debt for which any Meshon Partnership Interests or Meshon Properties are security.

         7.8 TAXES. Such Meshon Party is not a foreign person within the meaning of Section 1445 of the Code. Schedule 7.8 correctly sets forth the tax identification number and principal office or principal residence address within the United States for such Meshon Party.

         7.9 COMPLETENESS OF DISCLOSURE. No representations or warranties made by such Meshon Party in this Agreement or any Related Document contains, or when delivered will contain, an untrue statement of a material fact or omits, or when delivered will omit, to state a material fact required to be stated therein or necessary, in light of the circumstances in which such statements are made, to make the statements made therein not misleading.

         7.10 SOLVENCY. For purposes of applicable federal and state laws governing determinations of the insolvency of debtors, or relating to fraudulent conveyance, or otherwise with respect to creditors' rights, or similar judicial doctrines: on the Closing Date after giving effect to the transactions contemplated hereby, (i) the amount of the "present fair saleable value" of the assets of such Meshon Party will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with such laws and doctrines, (ii) the present fair saleable value of the assets of such Meshon Party will, as of such date, be greater than the amount that will be required to pay such Person's liability on its debts (defined below) as such debts become absolute and matured, (iii) such Meshon Party will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, (iv) such Meshon Party will be able to pay its debts as they mature and (v) the consideration to be received by such Meshon Party hereunder for the assets to be sold by such Meshon Party hereunder is not less than the "present fair saleable value" of such assets. For purposes of this Section 7.9, "debt" means "liability on a claim", "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to


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judgment, fixed, contingent, matured or unmatured, disputed or undisputed, secured or unsecured.

         7.11 ABSENCE OF INDUCEMENT. In entering into this Agreement, such Meshon Party has not been induced by, or relied upon, any representations, warranties or statements by or on behalf of the Company or the Operating Partnership (or its Affiliate) or any other party hereto not set forth or referred to in this Agreement whether or not such representations, warranties or statement have actually been made, in writing or orally, and such Meshon Party acknowledges that, in entering into this Agreement the Company has been induced by and relied upon the representations and warranties of such Meshon Party herein or therein set forth.

         7.12 PROXY INFORMATION. None of the information supplied or to be supplied by such Meshon Party or any of its Affiliates, directors, officers, employees, agents or representatives for inclusion in the Proxy Statement or any other disclosure document prepaid in connection with the transactions contemplated hereby or any other document filed or to be filed with the SEC or any governmental body in connection with the transactions contemplated by this Agreement will, at the time it is provided, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

         7.13 ACCREDITED INVESTOR. Such Meshon Party which is to acquire OP Units at the Closing (i) will be acquiring the OP Units for the purpose of investment only and not with a view to distribution thereof in violation of the Securities Act, (ii) has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of acquiring the OP Units and will be able to bear the economic risk of such investment, (iii) is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act, (iv) is a resident of the State set forth on Schedule 7.13 and is not domiciled in nor a resident of California (nor is any direct or indirect owner of any such Person domiciled in or a resident of California), (v) has had access to, or been furnished with, all information about the OP Units and the transactions contemplated hereby as he, she or it has deemed necessary and (vi) is not a "benefit plan investor" within the meaning of 29 C.F.R. Section 2510.3-101.

         7.14 MESHON REPRESENTATIONS AND WARRANTIES. Any such Meshon Party who is a general partner or co-general partner of a Meshon Partnership has no actual knowledge that the representations and warranties made (or to be made) by Meshon in this Agreement with respect to such Meshon Partnership are (or will be) untrue as of the date made or as of the Closing Date.

         7.15 GLENMONT ASSOCIATES. Certain Meshon Parties have entered into an agreement (a true and correct copy of which agreement as now in effect has been delivered to the Company and has not been amended or modified, the "Glenmont Redemption Agreement") pursuant to which Glenmont Associates has agreed to redeem the general and limited partnership interests of Glenville Whitemarsh, Inc. and Glenville Associates-Whitemarsh, L.P. in Glenmont Associates on or prior to the Closing Date. Upon the consummation of such agreement, on or prior to the Closing Date, Whitemont and Whitemont Associates shall own 100% percent of the general and


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limited partnership interests in Glenmont Associates and, as of the Closing
Date, pursuant hereto, shall transfer all such interests to the Operating Partnership or its Affiliate.

8.       REPRESENTATIONS OF THE MESHON PARTIES WITH RESPECT TO REORGANIZED
         DREXEL.

         Meshon and Drexel each, jointly and severally, hereby make the following representations and warranties as of the date hereof and as of the Closing Date, which shall be applicable to Reorganized Drexel as of the Closing
Date:

         8.1 ORGANIZATION CHART. Meshon is the sole shareholder of Drexel, Royce and Payroll. On the Closing Date Meshon will be the sole Shareholder of Reorganized Drexel except for five shares of Voting Common Stock which will be owned by his wife, Patricia Meshon, and deposited in the Voting Trust, and Meshon and Patricia Meshon will own all the outstanding Capital Stock of Reorganized Drexel legally and beneficially. Meshon owns legally and beneficially the shares of Voting Common Stock and the shares of Non-Voting Common Stock being transferred to the Operating Partnership hereunder free and clear of any Liens or Encumbrances. All of the capital stock of Royce and Payroll will, on the Closing Date, be owned legally and beneficially by Drexel.

         8.2 ORGANIZATION OF REORGANIZED DREXEL. (a) Each of Drexel, Royce and Payroll is, and on the Closing Date Reorganized Drexel will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Pennsylvania, with full corporate power and authority to own its properties and to engage in its business as presently conducted or contemplated, is, or will be prior to Closing, duly qualified and in good standing as a foreign corporation under the laws of each other jurisdiction in which it is authorized to do business as set forth on Schedule 8.2 and is not required to qualify as a foreign corporation in any other jurisdiction. Immediately prior to the Closing, the authorized capital stock of Reorganized Drexel will consist of 100,000 shares of Voting Common Stock, no par value, of which 99,500 shares will be outstanding, and 2,000,000 shares of Non-Voting Common Stock, no par value, of which 1,890,600 shares will be outstanding. Upon transfer by Meshon to the Operating Partnership at the Closing, the Drexel Shares delivered at the Closing will be duly, authorized, validly issued, fully paid and non-assessable. On the Closing Date, all of Reorganized Drexel's outstanding Voting and Non-Voting Common Stock will have been duly authorized, validly issued and fully paid and nonassessable. Drexel, Royce, Payroll and, on the Closing Date, Reorganized Drexel do not and will not own, or have any option, right, agreement or commitment of any kind to acquire any capital stock or other securities of any Person or any direct or indirect equity or ownership interest in any other business except that Reorganized Drexel will own all of the capital stock of Royce and Payroll. Drexel, Royce and Payroll have, and, prior to the Closing, Reorganized Drexel will have, delivered to the Operating Partnership a certified copy of its Certificate of Incorporation and By-Laws, as currently in effect which shall be in the forms attached as Exhibit J.

         8.3 AUTHORITY. Each of Drexel, Royce and Payroll has, and Reorganized Drexel will


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have full corporate power and authority to execute and deliver this Agreement and any other agreements contemplated hereby and to perform its obligations hereunder and thereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action (including, but not limited to, approval by the Board of Directors and, if necessary, stockholders) of Drexel, Royce and Payroll and will be so authorized by Reorganized Drexel. This Agreement constitutes a valid and binding obligation of Drexel, Royce and Payroll, enforceable against Drexel, Royce, Payroll and, after Drexel is reorganized, Reorganized Drexel in accordance with its terms. At the Closing, Reorganized Drexel shall deliver to the Company certified copies of the resolutions adopted by its, Royce's, Payroll's and Drexel's Board of Directors (and, if necessary, stockholders), to authorize the execution, delivery and performance by Drexel, Royce, Payroll and Reorganized Drexel of this Agreement and any other agreements contemplated hereby to which Drexel, Royce, Payroll or Reorganized Drexel is a party.

         8.4 OWNERSHIP INTERESTS IN REORGANIZED DREXEL. Meshon on the Closing Date will be the record and beneficial owner of all of the Drexel Shares free and clear of any Liens and Encumbrances. There is no agreement, commitment (whether or not legally binding), plan, or arrangement to issue, and no outstanding option, warrant, security or other instrument convertible into or exchangeable for or calling for the issuance of, or other right to obtain, any equity interest or security or other instrument convertible into, exercisable for, or exchangeable for any equity interest in Drexel, Royce, Payroll or Reorganized Drexel.

         8.5 BUSINESS CONDUCTED. Drexel, Royce and Payroll conduct, and on the Closing Date Reorganized Drexel will conduct no business other than the management of the Meshon Properties and the Managed Properties. All of the properties directly or indirectly managed or operated by Drexel, Royce or Payroll are listed on Schedule 8.5.

         8.6 FINANCIAL STATEMENTS. Meshon has delivered to the Company with respect to Drexel copies of (i) the audited financial statements as of December 31, 1996 and (ii) the unaudited financial statements as of June 30, 1997, and, before the Closing Date, Royce and Payroll will deliver to the Company audited financial statements as of December 31, 1996 and unaudited financial statements as of June 30, 1997 which will contain balance sheets which indicate that neither of such entities has any assets or liabilities as of such date, and, within five days prior to the Closing, each of Drexel, Royce and Payroll will deliver its unaudited financial statements as of and for the period from June 30, 1997 and ending the month end immediately prior thereto or, if the Closing Date is within the first 10 days of a calendar month, ending the month end within 40 days prior to the Closing Date (all of such financial statements collectively called the "Drexel Financial Statements"). Each of the Drexel Financial Statements and the financial statements to be delivered pursuant to
Section 11.2 has been (or when so delivered will have been) prepared in accordance with GAAP consistently applied, in each case based on the books and records of the respective entities named therein, and fairly presents (or when delivered will fairly present) the financial condition, results of operations, assets, liabilities and partners' equity of such entities for the period covered thereby and as of its date. The financial and other information to be delivered pursuant to Section 11.2 will not contain an untrue statement of a


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material fact or omit to state a material fact required to be stated therein or necessary, in light of the circumstances in which such statements are made, to make the statements made therein not misleading; but Drexel, Royce and Payroll make no representation with respect to information delivered by any other party.

         8.7 LIABILITIES. There are no liabilities (contingent or otherwise) of Drexel, Royce, Payroll or, in the case of Reorganized Drexel there will be none, which are not set forth in the Drexel Financial Statements or disclosed in this Agreement or in a Schedule or Exhibit hereto.

         8.8 INSURANCE. Schedule 8.8 lists all of the policies of insurance of any kind covering Drexel, Royce, Payroll or, as of the Closing Date, Reorganized Drexel and their respective assets and businesses, setting forth the nature of the insurance, the insurance carrier, the amount of coverage, deductible amounts and the owner of and expiration date of such policies. Drexel and Royce each has and on the Closing Date Reorganized Drexel will have, such insurance in such amounts and covering such risks as well-run businesses in the same industry customarily carry. All such policies of insurance are in full force and effect and all premiums due thereon for all periods through the Closing Date are or will be on the Closing Date fully paid. Meshon has not received any notice of cancellation or termination with respect to any such policy.

         8.9 MATERIAL EVENTS AND CHANGES. Since the date of Drexel's, Royce's, and Payroll's most recent balance sheet:

         (a) There has not been a material adverse change in the condition (financial or otherwise), results of operations, business, properties, assets, nature of assets, or liabilities of Drexel, Royce or Reorganized Drexel.

         (b) Except as set forth on Schedule 8.9(b), Drexel, Royce, Payroll or Reorganized Drexel has not:

                  (i) mortgaged, pledged, subjected to or suffered any Lien, or granted any Lien, in respect of any of its properties, or incurred any Debt (defined below);

                  (ii) amended its Organizational Documents;

                  (iii) defaulted under any Material Agreement (defined below), license or permit; or

                  (iv) experienced any change in control which is prohibited by the terms of any note, bond, mortgage, indenture, lease, license, franchise, agreement or other instrument or obligation by which it or any of its properties or assets are affected or bound.

         8.10 NO CONFLICTS OR DEFAULTS; NO VIOLATIONS. Neither the execution, delivery or performance of this Agreement by Drexel, Royce, Payroll or Reorganized Drexel, nor the consummation of the transactions contemplated hereby by Drexel, Royce, Payroll or


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Reorganized Drexel will (with or without the giving of notice, lapse of time or both): (a) contravene any provisions of any law, statute, rule or regulation or any order, writ, judgment, injunction or decree of any court or governmental instrumentality; or (b) except as set forth on Schedule 8.10, and assuming that each of the consents and approvals set forth on Schedule 8.11 have been obtained, conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose), any Lien upon any of the property or assets of Reorganized Drexel pursuant to the terms of any note, bond, indenture, mortgage, deed of trust, loan agreement, credit agreement, lease, franchise, partnership agreement, voting trust or any other agreement, contract or instrument to which Drexel, Royce or Reorganized Drexel is or will on the Closing Date be a party or to which any of their respective properties or assets is subject (collectively, "Existing Royce Agreements"); or (c) violate any provision of their respective Organizational Documents.

         8.11 CONSENTS. Except for any consents identified on Schedule 8.11 ("Drexel Required Consents"), no approval or consent of, notice to, or filing or registration with, or authorization, order, license, certificate, or permit of or from, any governmental authority or any other notice to or consent of any third party is required in connection with the execution, delivery and performance of, the legality, validity, binding effect or enforceability of or the consummation of the transactions contemplated by this Agreement ("Required Consents").

         8.12 DEBT. Schedule 8.12 is a complete list of all Debt of Drexel, Royce, Payroll and Reorganized Drexel for which it or its respective properties or other assets is subject including, without limitation, amounts owing to employees in respect of leasing commissions paid or to be paid to Drexel. Neither Drexel, Royce, Payroll or Reorganized Drexel is the obligor in respect of and no assets of Drexel, Royce, Payroll or Reorganized Drexel are or on the Closing Date will be security for or subject to any other such Debt. Meshon has delivered to the Company true, complete and correct copies of all agreements, notes, security documents, guarantees and other documents relating to any such Debt in effect on the date hereof, and each such document is in full force and effect and has not been further modified, amended or terminated and no party is in payment default thereunder or any other default thereunder other than immaterial defaults. On the Closing Date, neither Drexel, Royce, Payroll or Reorganized Drexel will not have incurred any Debt for which it is liable or its assets are security. Drexel, Royce, Payroll and Reorganized Drexel each is in substantial compliance with the terms of any Debt for which it is liable or to which any of its assets is subject, no payment defaults exist thereunder and no notice of default with respect thereto has been received by Meshon, Drexel, Royce, Payroll or Reorganized Drexel.

         8.13 TAXES AND OTHER LIABILITIES.

         (a) Neither Drexel, Royce, Payroll nor Reorganized Drexel is a foreign person within the meaning of Section 1445 of the Code.

         (b) None of Drexel, Royce, Payroll and Reorganized Drexel nor any of their respective subsidiaries has any liability of any nature, accrued or contingent, including without


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limitation liabilities for federal, state, local, or foreign taxes and penalties, interest, and additions to tax ("Taxes") and liabilities to customers or suppliers, other than the following:

                  (i) Liabilities for which full provision has been made on the consolidated balance sheet and the notes thereto (the "Last Balance Sheet") as of [December 31, 1996] (the "Last Balance Sheet Date") referred to in Section __; and

                  (ii) Other liabilities arising since the Last Balance Sheet Date and prior to the Closing Date in the ordinary course of business (which shall not include liabilities to customers on account of defective products or services) which are not inconsistent with the representations and warranties of any Meshon Party or any other provision of this Agreement.

         Without limiting the generality of the foregoing, the amounts set up as provisions for Taxes on the Last Balance Sheet are sufficient for all accrued and unpaid Taxes of Drexel, Royce and Payroll and their respective subsidiaries, whether or not due and payable and whether or not disputed, under tax laws, as in effect on the Last Balance Sheet Date or now in effect, for the period ended on such date and for all fiscal periods prior thereto. The execution, delivery, and performance of this Agreement by Drexel, Royce and Payroll will not cause any Taxes to be payable or cause any lien, charge, or encumbrance to secure any Taxes to be created either immediately or upon the nonpayment of any Tax. The Internal Revenue Service has audited and settled or the statute of limitations has run upon all federal income tax returns of Drexel, Royce and Payroll and their respective subsidiaries for all taxable years up to and including the taxable year ended December 31, 1996. Each of Drexel, Royce and Payroll and their respective subsidiaries has filed all federal, state, local, and foreign tax returns required to be filed by it; has delivered to the Company a true and correct copy of each such return which was filed in the past six years, initialed by the chief executive officer of Drexel, Royce or Payroll, as the case may be; has paid (or has established on the Last Balance Sheet a reserve for) all Taxes, assessments, and other governmental charges payable or remittable by it or levied upon it or its properties, assets, income, or franchises which are due and payable; and has delivered to the Company a true and correct copy, so initialed, of any report as to adjustments received by it from any taxing authority during the past six years and a statement, so initialed, as to any litigation, governmental or other proceeding (formal or informal), or investigation pending, threatened, or in prospect with respect to any such report or the subject matter of such report.

         8.14 MATERIAL AGREEMENTS; MANAGEMENT AGREEMENTS. Schedule 8.14 lists all agreements to which Drexel, Royce, Payroll or Reorganized Drexel is a party and lists all agreements to which Reorganized Drexel or any Person or property directly or indirectly owned or controlled by them are parties or to which any of the respective assets of Drexel, Royce, Payroll or Reorganized Drexel or any such Person or properties are subject (i) that cannot be canceled without penalty within 90 days or (ii) that are material to the financial condition, results of operations, business, properties, liabilities of Drexel, Royce, Payroll or Reorganized Drexel or (iii) are otherwise material to Drexel, Royce, Payroll or Reorganized Drexel (all of such agreements listed on Schedule 8.14, collectively the "Royce Material Agreements"). Meshon has


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delivered to the Company true, complete and correct copies of each Royce
Material Agreement. All of such agreements are in full force and effect and no party is in payment default or any other default thereunder except for immaterial defaults.

         8.15 INVESTMENT COMPANY. Neither Drexel, Royce, Payroll nor Reorganized Drexel is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         8.16 EMPLOYEES. None of Drexel, Royce, Payroll or Reorganized Drexel is currently or has ever (i) had any employees except as set forth on Schedule 8.16, (ii) been a party to or otherwise bound by any collective bargaining agreement (whether or not legally binding), or (iii) except as set forth on
Schedule 8.16, had any employment agreements or arrangements (whether or not legally binding).

         8.17     EMPLOYEE BENEFITS.

         (a) Except as set forth on Schedule 8.17, there are and have been no "employee benefit plans," within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any other bonus, profit sharing, compensation, pension, severance, deferred compensation, fringe benefit, insurance, welfare, medical, post-retirement health or welfare benefit, medical reimbursement, health, life, stock option, stock purchase, tuition refund, service award, company car, scholarship, relocation, disability, accident, sick pay, sick leave, vacation, termination, individual employment, executive compensation, incentive, bonus, commission, payroll practices, retention or other plan, agreement, policy, trust fund or arrangement, maintained, sponsored or contributed to by Reorganized Drexel (which, for purposes of this Section 8.17, shall include Reorganized Drexel, Drexel, Royce, and Payroll) or any entity that would now or in the past be deemed a "single employer" with Reorganized Drexel under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA (an "ERISA Affiliate") on behalf of any employee of Reorganized Drexel (whether current, former or retired) or their beneficiaries or with respect to which Reorganized Drexel or any ERISA Affiliate has or has had any obligation on behalf of any such employee or beneficiary. No "prohibited transaction," as defined in Section 406 of ERISA, has occurred with respect to any such plan, agreement, policy, trust fund, or arrangement that has been so maintained, sponsored or contributed to (collectively, if any, the "Drexel Plans"). Neither Reorganized Drexel nor any ERISA Affiliate of Reorganized Drexel has failed to comply with any health care continuation coverage requirements or related notice requirements under Section 601 et seq. of ERISA and Section 4980B of the Code. There are no pending or ongoing audits, inquiries, or investigations by any governmental agency with respect to, or pending actions, claims or lawsuits which have been asserted against, any of the Drexel Plans or the assets of any trusts under, or the plan sponsor, plan administrator, or trustee or other fiduciary of the Drexel Plans (except for routine benefit claims or routine expenses). All returns, reports, and notices for any Meshon Plan which are required under the Code, ERISA, or any other applicable law (and the regulations thereunder) have been timely provided to the applicable governmental, agencies, employees, participants, or beneficiaries.


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         (b) None of the ERISA Affiliates, nor Reorganized Drexel or any of
their respective predecessors has ever contributed to or contributes to, or otherwise participated in or participates in any "multiemployer plan" (within the meaning of Section 4001(a)(3) of ERISA or Section 414(f) of the Code) ("Multiemployer Plan") or any single employer pension plan (within the meaning of Section 4001(a)(15) of ERISA) which is subject to Section 4063 and 4064 of ERISA ("Multiple Employer Plan").

         8.18 LITIGATION AND CLAIMS. There is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, or, to the knowledge of Meshon, threatened, with respect to Drexel, Royce, Payroll or Reorganized Drexel or their respective businesses, properties, or assets. None of Drexel, Royce, Payroll or Reorganized Drexel is: (i) in violation of or in default under any order, judgment or decree, (ii) in violation of any law, rule, or regulation, which violation would have an adverse effect upon Royce, Drexel or Reorganized Drexel, or their respective businesses, properties or assets or (iii) required to take any action in order to avoid such violation or default. The litigation listed on Schedule 5.1(aa) and Schedule
6.19 will not prohibit the consummation of any of the transactions contemplated hereby.

         8.19 INTELLECTUAL PROPERTY. Drexel, Royce, Payroll and Reorganized Drexel own, or have the contractual right to use, and will after the Closing own or have the contractual right to use data processing and management information systems adequate to conduct all aspects of their respective businesses. There is no right under any patent, patent application, trademark, trademark application, trade name, service mark, copyright, franchise, or other intangible property or asset (all of the foregoing being hereinafter referred to as "Intangibles") necessary to or used in the business of Drexel, Royce, Payroll and Reorganized Drexel as presently conducted or as any of them contemplates conducting, except as set forth on Schedule 8.19. None of Drexel, Royce, Payroll or Reorganized Drexel has infringed, is infringing, or has received notice of infringement asserted with respect to any Intangibles of others.

         8.20 QUESTIONABLE PAYMENTS. None of Drexel, Royce, Payroll or Reorganized Drexel nor any director, officer, partner, agent, employee, or other Person associated with or acting on behalf of any of them has, directly or indirectly: used any corporate funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; established or maintained any unlawful or unrecorded fund of corporate monies or other assets; made any false or fictitious entry on its books or records; made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; given any favor or gift which is not deductible for federal income tax purposes; or made any bribe, kickback, or other payment of a similar or comparable nature, whether lawful or not, to any Person regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions, or to pay for favorable treatment for business secured or for special concessions already obtained.


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         8.21 BOOKS AND RECORDS; BANK ACCOUNTS. The books and records of Drexel,
Royce, Payroll and Reorganized Drexel are complete and correct in all respects.

         8.22 COMPLETENESS OF DISCLOSURE. No representation or warranty by Meshon or Reorganized Drexel in this Agreement or any Related Document contains, or when delivered will contain, an untrue statement of a material fact or omits, or when delivered will omit, to state a material fact required to be stated therein or necessary, in light of the circumstances in which such statements are made, to make the statements made therein not misleading.

         8.23 SOLVENCY. For purposes of applicable federal and state laws governing determinations of the insolvency of debtors, or relating to fraudulent conveyance, or otherwise with respect to creditors' rights, or similar judicial doctrines: on the Closing Date after giving effect to the transactions contemplated hereby, (i) the amount of the "present fair saleable value" of the assets of Reorganized Drexel will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with such laws and doctrines, (ii) the present fair saleable value of the assets of Reorganized Drexel will, as of such date, be greater than the amount that will be required to pay its liability on its debts (defined below) as such debts become absolute and matured, (iii) Reorganized Drexel will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, (iv) Reorganized Drexel will be able to pay its debts as they mature and (v) the consideration to be received by Reorganized Drexel hereunder for the assets to be sold by Reorganized Drexel hereunder is not less than the "present fair saleable value" of such assets. For purposes of this Section 8.23, "debt" means "liability on a claim", "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed or undisputed, secured or unsecured.

         8.24 ABSENCE OF INDUCEMENT. In entering into this Agreement, neither Meshon nor Drexel has been induced by, or relied upon, any representations, warranties or statements by the Company not set forth or referred to in this Agreement or the Related Documents, whether or not such representations, warranties or statement have actually been made, in writing or orally, and Meshon and Reorganized Drexel acknowledge that, in entering into this Agreement, the Company has been induced by and relied upon the representations and warranties of Meshon and Reorganized Drexel herein or therein set forth.

         8.25 PROXY INFORMATION. None of the information supplied or to be supplied by Meshon or Reorganized Drexel, or any of their respective Affiliates, directors, officers, employees, agents or representatives for inclusion in the Proxy Statement or any other document filed or to be filed with the Commission or any Governmental Body in connection with the transactions contemplated by this Agreement will, at the time it is provided, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order


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to make the statements therein, in light of the circumstances in which they were made, not misleading.

         8.26 ACCREDITED INVESTOR. Meshon is the only Person which is to acquire OP Units at the Closing in connection with the transfer of the Drexel Shares and
(i) will be acquiring the OP Units for the purpose of investment only and not with a view to distribution thereof in violation of the Securities Act, (ii) has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of acquiring the OP Units and will be able to bear the economic risk of such investment, (iii) is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act, (iv) is a resident of Pennsylvania and is not domiciled in nor a resident of California (nor is any direct or indirect owner of any such Person domiciled in or a resident of California), (v) has had access to, or been furnished with, all information about the OP Units and the transactions contemplated hereby as he has deemed necessary and (vi) is not a "benefit plan investor" within the meaning of 29 C.F.R. Section 2510.3-101

9.       REPRESENTATIONS AND WARRANTIES OF THE LEVY PARTIES.

         The Levy Parties each jointly and severally hereby make the following representations and warranties, as of the date hereof and as of the Closing Date, with respect to the Levy Properties owned by the Levy Parties:

         9.1 ORGANIZATION CHART. The chart set forth on Schedule 9.1 correctly sets forth the relationships and ownership interests among the Levy Parties and the Levy Properties. All of the ownership interests of the individuals set forth on that chart correctly reflect the legal and beneficial ownership of such Persons or properties. The Levy Parties own legally and beneficially the respective Levy Properties being transferred to the Company hereunder free and clear of any Encumbrances except Permitted Exceptions.

         9.2 AUTHORITY. The Levy Parties have all requisite power and authority to execute, deliver, and perform this Agreement. All necessary corporate, partnership or other proceedings (including, without limitation, any shareholder or limited partner consents) of or on behalf of each Levy Party has been duly taken to authorize their execution, delivery, and performance of this Agreement, except for consents listed on Schedule 9.2 which will be obtained prior to the Closing. This Agreement and the other documents required to be delivered hereby have been (or when delivered will be) duly authorized, executed, and delivered by each Levy Party, and constitute (or when delivered will constitute) the legal, valid, and binding obligation of each such Levy Party, enforceable as to each of them in accordance with their terms, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto.

         9.3 BUSINESS CONDUCTED. All of the Levy Properties directly or indirectly are owned by the Levy Parties listed on Schedule 9.3.


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         9.4 FINANCIAL STATEMENTS; LEVY PARTY BUDGETS.

         (a) The Levy Parties have delivered to the Company with respect to each of the Levy Properties copies of the audited financial statements as of December 31, 1996 and, within five days prior to the Closing, will deliver unaudited financial statements as of and for the period from December 31, 1996 and ending the month end immediately prior thereto (all of such financial statements collectively called the "Levy Partnership Financial Statements"). Each of the Levy Partnership Financial Statements and the financial statements to be delivered pursuant to Section 11.2 has been (or when so delivered will have been) prepared in accordance with GAAP, consistently applied, in each case based on the books and records of the respective entities named therein, and fairly presents (or when delivered will fairly present) the financial condition, results of operations, funds from operations, assets, liabilities and partners' equity of such entities for the period covered thereby and as of its date. The financial and other information to be delivered pursuant to Section 11.2 will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary, in light of the circumstances in which such statements are made, to make the statements made therein not misleading; but the Levy Parties make no representation with respect to any information delivered by any other party.

         (b) Levy has delivered, or will on the Closing Date deliver, to the Company actual budgets for each of the Levy Properties for the fiscal year commencing January 1, 1997 (the "Levy Property Budgets") showing all anticipated revenue and expense, including, without limitation, net operating income, capital expenditures, and debt service. The Levy Property Budgets set forth an estimate of projected capital expenditures to be incurred with respect to each such Levy Property for such fiscal year together with budgeted expenditures for partnership administration. The Levy Property Budgets were prepared in good faith and had a reasonable basis when made and were based on assumptions that the Levy Parties believed to be reasonable when made but no guarantee is given that the results shown in such budgets will actually be attained. Schedule 9.4(b) is a list of all plans or commitments (whether or not legally binding) for the Levy Properties for capital expenditures (including, without limitation, non-recurring maintenance and repair) at or relating to any of the Levy Properties the cost of which were not included in the Levy Property Budgets.

         9.5 LIABILITIES. There are no liabilities (contingent or otherwise) of any of the Levy Properties which are not set forth in the Levy Property Financial Statements or disclosed in this Agreement or in a Schedule or Exhibit hereto.

         9.6 INSURANCE. Schedule 9.6 lists all of the policies of insurance of any kind (other than title insurance) covering each of the Levy Properties and their respective assets and businesses, setting forth the nature of the insurance, the insurance carrier, the amount of coverage, deductible amounts and the owner of and expiration date of such policies. Each of the Levy Properties has such insurance in such amounts and covering such risks as owners of similar properties or businesses in the vicinity of such Levy Properties and in the same industry customarily carry. All such policies of insurance are in full force and effect and all premiums


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due thereon for all periods through the Closing Date are or will be on the
Closing Date fully paid. None of the Levy Parties has received any notice of cancellation or termination with respect to any such policy.

         9.7 MATERIAL EVENTS AND CHANGES. Since the dates of their respective most recent balance sheets:

         (a) Except as set forth on Schedule 9.7(a), there has not been a material adverse change in the condition (financial or otherwise), results of operations, funds from operations, business, properties, assets, nature of assets, or liabilities of any of the Levy Properties.

         (b) Except as set forth on Schedule 9.7(b), the operations and business of the Levy Properties have been conducted in all material respects only in the ordinary course and consistent with past practice.

         (c) Except as set forth on Schedule 9.7(c), none of the Levy Properties has:

                  (i) suffered any loss, damage, destruction or other casualty to any Levy Properties or material assets (unless covered by the insurance policies listed in section 9.6);

                  (ii) mortgaged, pledged, subjected to or suffered any Lien, or granted any Lien, in respect of any Levy Properties, or incurred any Debt;

                  (iii) defaulted under any Material Agreement, license or permit; or

                  (iv) experienced any change in control which is prohibited by the terms of any note, bond, mortgage, indenture, lease, license, franchise, agreement or other instrument or obligation by which it or any of the Levy Properties or its assets are affected or bound.

         9.8 NO CONFLICTS OR DEFAULTS; NO VIOLATIONS. Neither the execution, delivery or performance of this Agreement by any of the Levy Parties nor the consummation of the transactions contemplated hereby will (with or without the giving of notice, lapse of time or both): (a) contravene any provisions of any law, statute, rule or regulation or any order, writ, judgment, injunction or decree of any court or governmental instrumentality; or (b) except as set forth on Schedule 9.8, and assuming that each of the consents and approvals set forth on Schedule 9.9 have been obtained, conflict with or result in any breach of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose), any Lien upon any of the property or assets of any of the Levy Parties pursuant to the terms of any note, bond, indenture, mortgage, deed of trust, loan agreement, credit agreement, lease, franchise, partnership agreement, voting trust or any other agreement, contract or instrument to which any of the Levy Parties is a party or to which any of their respective properties or assets is subject (collectively, the "Existing Levy Agreements").


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         9.9 CONSENTS. Except for any consents identified on Schedule 9.9 ("Levy
Consents"), no approval or consent of, notice to, or filing or registration with, or authorization, order, license, certificate, or permit of or from, any governmental authority or any other notice to or consent of any third party is required in connection with the execution, delivery and performance of, the legality, validity, binding effect or enforceability of or the consummation of the transactions contemplated by this Agreement ("Required Consents").

         9.10 DEBT. Schedule 9.10 is a complete list of all Debt of each of the Levy Parties to which the respective Levy Properties or their assets is subject. None of the Levy Parties is the obligor in respect of and none of the Levy Properties is security for or subject to any other Debt. The Levy Parties have delivered to the Company true, complete and correct copies of all agreements, notes, security documents, guarantees and other documents relating to any Debt in effect on the date hereof, and each such document is in full force and effect and has not been further modified, amended or terminated and no party is in payment default thereunder or any other default thereunder other than immaterial defaults. On the Closing Date, no Levy Party will have incurred any Debt for which the Levy Properties are security. None of the Levy Parties has, whether as obligor, general partner of an obligor, guarantor or otherwise, any liability, fixed or contingent, for the repayment of any Debt other than the Debt listed on
Schedule 9.10. Each of the Levy Parties is in substantial compliance with the terms of any Debt for which it is liable or to which the Levy Properties are subject, no payment defaults exist thereunder and no notice of default with respect thereto has been received by any of the Levy Parties. As used in this Agreement, "Debt" means, with respect to any Person, all indebtedness of any kind to which any Levy Property is subject, including, without limitation, (a) all indebtedness for borrowed money, (b) all indebtedness for the deferred purchase price of property or services, (c) all obligations evidenced by notes, bonds, debentures or other similar instruments (other than performance, surety and appeal bonds arising in the ordinary course of such Person's business), and all indebtedness secured by mortgage or other Liens against any of such Person's property or other assets, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person, (e) all obligations under capital leases (as such term is defined by GAAP), (f) all reimbursement, payment or similar obligations contingent or otherwise, under acceptance, letter of credit or similar facilities, (g) any obligations of any of the foregoing kinds of any other Person which is guaranteed directly or indirectly by such Person or in effect guaranteed directly or indirectly by such Person, including, without limitation, through an agreement (i) to pay or purchase such Debt or to advance or supply funds for the payment or purchase thereof, (ii) to purchase, sell or lease property or services primarily for the purpose of enabling the debtor to make payment of such Debt, (iii) to supply funds to or in any other manner invest in the debtor (including any obligation to pay for goods or services whether or not received) or (iv) otherwise to insure a creditor against loss in respect of such Debt, and (h) any Debt of any type of any other Person secured by any Lien or Encumbrance on any property or assets of any Levy Party.

         9.11 TAXES.

         (a) No Levy Party is a foreign person within the meaning of Section 1445 of the


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Code. Schedule 9.11(a) sets forth the tax identification number and office address within the United States for each Levy Party.

         (b) Consummation of the transactions contemplated hereby will not cause the Company or the Operating Partnership (or any Subsidiary or Affiliate of either) to be or become liable under any principle, theory, or rule of law, including, without limitation, rules relating to transferee liability or fraudulent conveyances or transfers, or by contract for any tax liability of any Levy Party or any Owner, Subsidiary, or Affiliate of any Levy Party, regardless of when such tax liability arises or to what period such tax liability relates, except that this Section 9.11(b) shall not apply to liabilities, relating to periods commencing after the Closing, of a Levy Party which becomes a Subsidiary of the Company or the Operating Partnership.

         (c) The adjusted basis for Federal income tax purposes of each material component of each Levy Property projected as of December 31, 1997 (including specifically, but without limitation, a separate statement of the basis of land, building, and tenant improvements, and of any adjustments under Section 754 of the Code relating to them), and the remaining useful life or applicable recovery period of any such property is set forth on Schedule 9.11(c) hereto.

         (d) Except as set forth on Schedule 9.11(d) hereto, all liabilities of any Levy Party or of any Levy Property which are being assumed or subject to which property is being taken will, at the time of the Closing, constitute "qualified liabilities" within the meaning of Treasury Regulation Section 1.707-5.

         (e) No lease affecting any of the Levy Properties is a lease to which section 467(b) of the Code applies.

         (f) No Levy Party owns directly or indirectly any "voting securities" of any "issuer," other than an issuer treated as a partnership for Federal income tax purposes, as such terms are used in section 856 of the Code.

         9.12     MATERIAL AGREEMENTS; MANAGEMENT AGREEMENTS.

         (a) Schedule 9.12(a) lists all agreements to which the Levy Properties are subject (i) that cannot be canceled without penalty within 90 days or (ii) as to which provision for payments or expenses thereunder are not included in the Levy Party Budgets or (iii) which are otherwise material to any of the Levy Parties or Levy Properties (all of such agreements are listed on Schedule 9.12(a), collectively the "Levy Material Agreements"). The Levy Parties have made available to the Company true, complete and correct copies of each such Levy Material Agreement. All of such agreements are in full force and effect and no party is in payment default or any other default thereunder except for immaterial defaults.

         (b) Schedule 9.12(b) is a list of all existing agreements and arrangements of every kind relating to the management of any of the Levy Properties or under which any Levy Party pays any management fees or commissions in respect of any Levy Property (the "Levy


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Management Agreements") and identifies the Levy Property subject to such agreement. The Levy Parties have made available true and complete copies of all such Levy Management Agreements to the Company. On the date hereof, each such Levy Management Agreement is in full force and effect and no default has occurred thereunder and, after the transactions contemplated by this Agreement, each such Levy Management Agreement shall remain in full force and effect in accordance with its terms. Except for the Levy Management Agreements, there are no property management agreements or asset management agreements or any other arrangements (i) under which any Levy Party is the property manager or asset manager of any Levy Property, (ii) under which any Person is the property manager or asset manager of any Levy Property or any Levy Party pays any management fees or commissions in respect of any Levy Property or (iii) which relates to any Levy Party providing or receiving management, administrative or bookkeeping services with respect to any Levy Property, or any services that contribute income to any Levy Party with respect to any Levy Property.

         9.13 ENVIRONMENTAL MATTERS.

         (a) Definitions: for the purpose of this Agreement, the term "ENVIRONMENT" shall mean any surface or subsurface physical medium or natural resource, including, air, land, soil, surface waters, ground waters, stream and river sediments, biota and any indoor area, surface or physical medium; the term "ENVIRONMENTAL LAWS" shall mean any federal, state, local or common law, rule, regulation, ordinance, code, order or judgment (including any judicial or administrative interpretations, guidances, directives, policy statements or opinions) relating to the injury to, or the pollution or protection of human health and safety or the Environment but shall not include the Federal Occupational Health and Safety Act ("OSHA") or the Americans with Disabilities Act ("ADA"); the term "ENVIRONMENTAL LIABILITIES" shall mean any claims, judgments, damages (including punitive damages), losses, penalties, fines, liabilities, encumbrances, liens, violations, costs and expenses (including attorneys' and consultants' fees) of investigation, remediation, monitoring or defense of any matter relating to human health, safety or the Environment of whatever kind or nature by any party, entity or authority, (i) which are incurred as a result of (A) the existence of Hazardous Substances in, on, under, at or emanating from any real property presently or formerly owned, operated or managed by any of the Levy Parties, (B) the offsite transportation, treatment, storage or disposal of Hazardous Substances generated by the Levy Parties, (C) the violation of any Environmental Laws or (ii) which arise under the Environmental Laws; the term "HAZARDOUS SUBSTANCES" shall mean petroleum, petroleum products, petroleum-derived substances, radioactive materials, hazardous wastes, polychlorinated biphenyls, lead based paint, radon, urea formaldehyde, asbestos or any materials containing asbestos, and any materials or substances regulated or defined as or included in the definition of "hazardous substances," "hazardous materials," "hazardous constituents," "toxic substances," "pollutants," "contaminants" or any similar denomination intended to classify or regulate substances by reason of toxicity, carcinogenicity, ignitability, corrosivity or reactivity under any Environmental Law. All references in this Section to the Levy Parties shall include any subsidiaries thereto and any predecessors thereto (to the extent the Levy Parties have Knowledge relating to any such predecessors regarding Hazardous Substances), and any person or entity the liabilities of which, pursuant to the Environmental Laws, contractually, by common


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law, by operation of law or otherwise, any of the Levy Parties may have succeeded to; "Old Environmental Reports" shall mean the environmental reports, as of a date prior to ________, 1997, describing the environmental condition of the Properties, which have been supplied to the Company by the Levy Parties.

         (b) Levy has no knowledge (A) that the Old Environmental Reports contain any untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (B) that the Old Environmental Reports fail to contain any material fact required to accurately describe the environmental condition of the Levy Properties with respect to:

                  (i) all of the current and past operations of the Levy Properties, including any operations at or from any real property presently or formerly owned, used, leased, occupied, managed or operated by any of the Levy Parties with respect to the Levy Properties (collectively, the "Real Property"), failing to comply and at all times having complied with all applicable Environmental Laws;

                  (ii) the Levy Parties or, to the knowledge of any Levy Party, any other person or entity, having engaged in, authorizing, allowing or suffering any operations or activities upon any of the Real Property for the purpose of or in any way involving the handling, manufacture, treatment, processing, storage, use, generation, release, discharge, spilling, emission, dumping or disposal of any Hazardous Substances at, on, under or from the Real Property, except in full compliance with all applicable Environmental Laws;

                  (iii) the Assets or the Real Property containing any Hazardous Substances in, on, over, under or at it, in concentrations which would presently violate any applicable Environmental Laws or would be reasonably likely to result in the imposition of liability or obligations on the present owner, manager, or operator of the Real Property under any applicable Environmental Laws, including any liability or obligations for the investigation, corrective action, remediation or monitoring of Hazardous Substances in, on, over, under or at the Real Property;

                  (iv) the Real Property being listed or proposed for listing on the National Priorities List pursuant to the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), 42 U.S.C. ss. 9601 ET SEQ., or any similar inventory of sites requiring investigation or remediation maintained by any state or locality;

                  (v) the Levy Parties receiving any written notice from any governmental entity or third party of any actual or threatened Environmental Liabilities with respect to the Real Property, the Assets or the conduct of any of the Levy Parties' businesses that are the subject of this Agreement;

                  (vi) the existence of underground storage tanks, asbestos or asbestos


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         containing materials, polychlorinated biphenyls, urea formaldehyde, or other Hazardous Substances (other than small quantities of Hazardous Substances for use in the ordinary course of the businesses of the Levy Parties with respect to the Levy Properties or tenants of the Levy Properties, which are stored and maintained in accordance and full compliance with all applicable Environmental Laws) in, on, over, under or at any Real Property;

                  (vii) the existence of conditions existing at any Real Property or with respect to the Assets, that require or in the future will reasonably likely require remedial or corrective action, removal, monitoring or closure pursuant to the Environmental Laws;

                  (viii) the failure of the Levy Parties to have obtained all the permits, licenses, authorizations and approvals necessary for the conduct of its businesses and for the operations on, in or at the Real Property, which are required under applicable Environmental Laws or the noncompliance with the terms and conditions of all such permits, or the inability of the Operating Partnership following the consummation of this Agreement and the transactions contemplated hereby to continue operation of the Real Property in compliance with Environmental Laws;

                  (ix) the failure of the Levy Parties to have provided to the Company all environmental reports, assessments, audits, studies, investigations, data, and other written environmental information obtained since March 15, 1994 in their custody, possession or control concerning the Levy Properties and the Real Property;

                  (x) the nondisclosure by the Levy Parties to the Company of instances where any Levy Party has contractually, by operation of law, by the Environmental Laws, by common law or otherwise assumed or succeeded to any Environmental Liabilities of any predecessors or any other person or entity.

         9.14 INVESTMENT COMPANY. None of the Levy Parties is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

         9.15 EMPLOYEES. With respect to the Levy Properties, the Levy Parties have no current employees and have never had any employees and none is currently or has ever been a party to or otherwise bound by any collective bargaining agreement or other employment agreement or arrangement (whether or not legally binding).

         9.16 EMPLOYEE BENEFITS.

         (a) Except as listed on Schedule 9.16, there are and have been no "employee benefit plans," within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any other bonus, profit sharing, compensation, pension, severance, deferred compensation, fringe benefit, insurance, welfare, medical, post-retirement


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health or welfare benefit, medical reimbursement, health, life, stock option, stock purchase, tuition refund, service award, company car, scholarship, relocation, disability, accident, sick pay, sick leave, vacation, termination, individual employment, executive compensation, incentive, bonus, commission, payroll practices, retention or other plan, agreement, policy, trust fund or arrangement, maintained, sponsored or contributed to by any of the Levy Parties or any entity that would now or in the past be deemed a "single employer" with any of the Levy Parties under Section 414(b), (c), (m) or (o) of the Code or
Section 4001 of ERISA (an "ERISA Affiliate") on behalf of any employee of any of the Levy Parties (whether current, former or retired) or their beneficiaries or with respect to which any of the Levy Parties or any ERISA Affiliate has or has had any obligation on behalf of any such employee or beneficiary. No "prohibited transaction," as defined in section 406 of ERISA, has occurred with respect to any such plan, agreement, policy, trust fund, or arrangement that has been so maintained, sponsored or contributed to, if any (collectively, if any, the "Levy Plans"). No Levy Party or ERISA Affiliate has failed to comply with any health care continuation coverage requirements or related notice requirements under section 601 ET SEQ. of ERISA and section 4980B of the Code. There are no pending or ongoing audits, inquiries, or investigations by any governmental agency with respect to, or pending actions, claims, or lawsuits which have been asserted against, any Levy Plan or the assets of any trusts under, or the plan sponsor, plan administrator, or trustee or other fiduciary of any Levy Plans (except for routine benefit claims or routine expenses). All returns, reports, and notices for any Levy Plan which are required under the Code, ERISA, or any other applicable law (and the regulations thereunder) have been timely provided to the applicable governmental, agencies, employees, participants, or beneficiaries.

         9.17 LITIGATION AND CLAIMS. Except as set forth on Schedule 9.17, there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending, or, to the Knowledge of Levy, threatened, with respect to any Levy Parties or any of their respective businesses, properties or assets, other than relating to routine landlord-tenant matters, or negligence lawsuits covered by insurance or vendor claims under $10,000, the effect of which if decided unfavorably to the Levy Parties would have a material adverse effect on any of the Levy Parties. None of the Levy Parties is: (i) in violation of or in default under any order, judgment or decree with respect to the Levy Properties, (ii) in violation of any law, rule, or regulation, which violation would have a material adverse effect upon any of the Levy Properties or (iii) required to take any action in order to avoid such violation or default. The litigation listed on Schedule 9.17 will not prohibit the consummation of any of the transactions contemplated hereby.

         9.18 QUESTIONABLE PAYMENTS. None of the Levy Parties in connection with the Levy Properties, nor any director, officer, partner, agent, employee, or other Person associated with or acting on behalf of any of them has, directly or indirectly: used any corporate or partnership funds for unlawful contributions, gifts, entertainment, or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; established or maintained any unlawful or unrecorded fund of corporate monies or other assets; made any false


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or fictitious entry on its books or records; made any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment; given any favor or gift which is not deductible for federal income tax purposes; or made any bribe, kickback, or other payment of a similar or comparable nature, whether lawful or not, to any Person regardless of form, whether in money, property, or services, to obtain favorable treatment in securing business or to obtain special concessions, or to pay for favorable treatment for business secured or for special concessions already obtained.

         9.19 BOOKS AND RECORDS; BANK ACCOUNTS.

         (a) The books and records with respect to each of the Levy Properties are complete and correct in all material respects.

         (b) Levy has delivered to the Document Custodian accurate lists of all of the bank and brokerage accounts with respect to each of the Levy Properties and the authorized signatories for such accounts.

         9.20 COMPLETENESS OF DISCLOSURE. No representation or warranty by any of the Levy Parties in this Agreement or any Related Document contains, or when delivered will contain, an untrue statement of a material fact or omits, or when delivered will omit, to state a material fact required to be stated therein or necessary, in light of the circumstances in which such statements are made, to make the statements made therein not misleading.

         9.21 SOLVENCY. For purposes of applicable federal and state laws governing determinations of the insolvency of debtors, or relating to fraudulent conveyance, or otherwise with respect to creditors' rights, or similar judicial doctrines: on the Closing Date after giving effect to the transactions contemplated hereby, (i) the amount of the "present fair saleable value" of the assets of each of the Levy Properties will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with such laws and doctrines,
(ii) the present fair saleable value of the assets of each of the Levy Properties will, as of such date, be greater than the amount that will be required to pay all liabilities for debts in connection with each Levy Property as such debts become absolute and matured, (iii) none of the Levy Parties will have, as of such date, an unreasonably small amount of capital with which to conduct the business relating to each Levy Property, (iv) the Levy Parties will be able to pay the debts relating to the Levy Properties as they mature and (v) the consideration to be received by each Levy Party hereunder for the assets to be sold by such Levy Party hereunder is not less than the "present fair saleable value" of such assets. For purposes of this Section 9.21, "debt" means "liability on a claim", "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, and (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed or undisputed, secured or unsecured.


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         9.22 ABSENCE OF INDUCEMENT. To the Knowledge of Levy, in entering into this Agreement, none of the Levy Parties has been induced by, or relied upon, any representations, warranties or statements by the Company or the Operating Partnership (or its Affiliates) not set forth or referred to in this Agreement or the Related Documents, whether or not such representations, warranties or statement have actually been made, in writing or orally, and Levy acknowledges that, in entering into this Agreement, the Company has been induced by and relied upon the representations and warranties of the Levy Parties herein or therein set forth.

         9.23 PROXY INFORMATION. None of the information supplied or to be supplied by Levy, or to the Knowledge of Levy, by the Levy Parties or any of their respective Affiliates, directors, officers, employees, agents or representatives for inclusion in the Proxy Statement or any other document filed or to be filed with the Commission or any Governmental Body in connection with the transactions contemplated by this Agreement will, at the time it is provided, be false or misleading with respect to any material fact, or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading.

         9.24 ACCREDITED INVESTOR. Each of the Levy Parties which is to acquire OP Units at the Closing (i) will be acquiring the OP Units for the purpose of investment only and not with a view to distribution thereof in violation of the Securities Act, (ii) has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of acquiring the OP Units and will be able to bear the economic risk of such investment, (iii) is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act, (iv) is a resident of the State set forth on Schedule 9.24 and is not domiciled in nor a resident of California (nor is any direct or indirect owner of any such Person domiciled in or a resident of California), (v) has had access to, or been furnished with, all information about the OP Units and the transactions contemplated hereby as he, she or it has deemed necessary and (vi) is not a "benefit plan investor" within the meaning of 29 C.F.R. Section 2510.3-101.

10.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby makes the following representations and warranties, as of the date hereof and as of the Closing Date:

         10.1     ORGANIZATION OF THE COMPANY; AUTHORIZATION; CAPITALIZATION.

         (a) The Company is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with full power and authority to execute and deliver this Agreement and any other agreements contemplated hereby and, subject to obtaining the consent of its shareholders, to perform its obligations hereunder and thereunder. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board


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



of Directors of the Company and by all other necessary action, subject to the approval of the Company's shareholders and the New York Stock Exchange. This Agreement constitutes a valid and binding obligation of the Company, enforceable against it in accordance with its terms. The Company has delivered to the other parties true and complete copies of its Certificate of Incorporation and By-Laws, as amended and in effect on the date hereof. At the Closing, the Company shall deliver to the other parties certified copies of the resolutions adopted by its Board of Directors and shareholders to authorize the execution, delivery and performance of this Agreement and any other agreements contemplated hereby.

         (b) The authorized capital stock of the Company consists of 10 million Shares of Common Stock, par value $.01 per share, of which, as of June 30, 1997, 7,966,621 Shares were issued and outstanding. All outstanding Shares of the Company have been validly issued, and are fully paid and nonassessable. Except as provided in this Agreement or reflected in the Company SEC Filings, there are no outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or calls, demands or commitments of any kind relating to the issuance, sale or transfer of the Shares.

         10.2 COMPANY REPORTS AND FINANCIAL STATEMENTS. The Company has heretofore made available to the Contributing Parties true and complete copies of all reports, registration statements, definitive proxy statements and other documents (in each case together with all amendments thereto) filed by the Company with the SEC since January 1, 1994 (such reports, registration statements, definitive proxy statements and other documents, together with any amendments thereto, collectively referred to as the "Company SEC Filings"). The Company SEC Filings constitute all of the documents (other than preliminary material) that the Company was required to file with the SEC since such date. As of their respective dates, each of the Company SEC Filings complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the rules and regulations under each such Act (except to the extent set forth on the comment letter dated June 30, 1997 received by the Company from the SEC), and none of the Company SEC Filings contained as of such date any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that no representation or warranty is made with respect to any information regarding Drexel, Royce, Reorganized Drexel or any of the Meshon Parties, Levy Parties or any of their respective Affiliates, directors, officers or employees, or otherwise relating to the transactions contemplated hereby, included in the Company SEC Filings which was furnished by any of them expressly for use therein). When filed with the SEC, the financial statements (the "Company Financial Statements") included in the Company SEC Filings complied as to form in all material respects with the applicable rules and regulations of the SEC and were prepared in accordance with generally accepted accounting principles consistently applied (except as may be indicated therein or in the notes or schedules thereto), and such financial statements fairly present the consolidated financial position of the Company and its consolidated Subsidiaries as at the dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal, recurring year-end audit adjustments. Except as and to the extent reflected or reserved against in


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the Company Financial Statements included in the Company's Annual Report on Form
10-K for the year ended December 31, 1996, or as disclosed therein, neither the Company nor any of the Company's Subsidiaries had, as of such date, any liability or obligation of any kind required to be reflected on a balance sheet (including in a footnote) of the Company and its consolidated Subsidiaries prepared in accordance with the applicable rules and regulations of the SEC which was material to the business, assets, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole.

         10.3 COMPANY REIT STATUS. Since the election was made by the Company to be taxed as a real estate investment trust in 1982 through and including the Closing Date, the Company has satisfied the requirements contained in Section 856 of the Code and the regulations thereunder to be treated as a real estate investment trust and has made all distributions required by Section 857(a)(1) of the Code.

         10.4 ABSENCE OF INDUCEMENT. In entering into this Agreement the Company has not been induced by, or relied upon, any representations, warranties or statements by the other parties hereto not set forth or referred to in this Agreement or the Related Documents, whether or not such representations, warranties or statement have actually been made, in writing or orally, and the Company acknowledges that, in entering into this Agreement, the other parties hereto have been induced by and relied upon the representations and warranties of the Company herein or therein set forth.

         10.5 COLLATERALIZED MORTGAGE OBLIGATIONS; OTHER MATTERS.

         (a) The Company has delivered true and correct copies to Meshon of the following documents: (i) Indenture dated as of December 30, 1991 between Recreation Mortgages, Inc. ("Issuer") and Bankers Trust Company ("Trustee") Collateralized Mortgage Obligations "Century Village Leases" Series 1991-1 due March 15, 2007 ("CMO"); (ii) Servicing Agreement dated December 3, 1991 between Company as "Servicer" and Issuer ("Servicing Agreement"); (iii) Undertaking dated December 30, 1991 among Lehman Commercial Paper, Inc., Company and Issuer ("Undertaking"); and (iv) Private Placement Memorandum dated December 30, 1991 relating to issuance of the CMO. The Agreements listed in Schedule 10.5(a) are in full force and effect and to the Company's knowledge no party is in payment default or material other default thereunder. Schedule 10.5(a) lists all material agreements to which the Company is a party in connection with the CMO.

         (b) To the Company's knowledge, as of the date hereof and as of the Closing Date no recourse may be taken by the Trustee, directly or indirectly, against the Company as a result of any default by the Issuer under its obligations with respect to the CMO or the aforesaid Servicing Agreement.

         (c) The Company has received no notices of default from the Issuer or the Trustee under the Servicing Agreement or the Undertaking. On the Closing Date, the Company will have delivered to Meshon and Levy a copy any annual statements as to compliance, financial


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statements and other miscellaneous reports and schedules provided to the Trustee under the Servicing Agreement.

         (d) To the Company's knowledge, the amount on deposit in the "Distribution Account" and the "Custodial Account" (each defined in the Servicing Agreement) are sufficient to meet all current obligations due under the CMO's.

         (e) The Company is maintaining all insurance and Fidelity Bonds required to be maintained under the terms of the Servicing Agreement.

         (f) The representations and warranties made by the Company and Issuer pursuant to the terms of the Undertaking remain true and correct in all material respects as of the date hereof.

         (g) The Company owes no obligations to the Issuer under the terms of a Tax Indemnity Agreement among Company, the Issuer and the Trustee dated as of December 30, 1991.

         (h) The Company has delivered true and correct copies of the following:

                  1. Mortgage and Promissory Note from H. Irwin Levy, dated 12/31/81, relating to the recreation facilities at Century Village at Boca Raton.

                  2. Mortgage and Promissory Note from the Benenson Capital Company, dated 1/15/82, relating to the recreation facilities at Century Village at West Palm Beach.

                  3. Mortgage and Promissory Note from CVRF Deerfield, Limited, dated 1/15/82, relating to the recreation facilities in Boca Raton.

                  4. Title Insurance Policy, issued by Chicago Title Insurance Company, Policy No. 10220404000142, on the Administration Building in Century Village at West Palm Beach, Florida.

                  5. Mortgage Title Insurance Policy, issued by First American Title Insurance Company, to CV Reit, Inc., Policy No. FAS-20526, relating to CV Reit's mortgages on property owned by certain subsidiaries of Hilcoast Development Corp.

                  6. Form of Long Term Lease between C.V.P. Community Center, Inc. and a Unit Owner relating to Century Village at Pembroke Pines, Broward County, Florida.

                  7. Lease dated November 8, 1988, as amended November 4, 1991 and March 10, 1995 between Cenvill Investors, Inc., and Century Inn Operating Corp.


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



                           for Days Inn.

                  8. Restated Loan Agreement dated as of July 31, 1992 by and among Cenvill Development Corp., CV Reit, Inc., et. al.

                  9. Amended and Restated Certificate of Limited Partnership of LG 75 (Warehouse) dated May 20, 1991, amended March 30, 1992.

                  10. Amended and Restated Agreement of Partnership of LG 78 (Warehouse) Partnership dated on or about May 31, 1991.

                  11. Amended and Restated Agreement of Partnership Interest in LG 76 (Warehouse) dated on or about May 31, 1991.

                  12. Assignment of General Partnership Interest in LG 76 (Warehouse), a general partnership dated June 11, 1991.

                  13. Assignment of General and Limited Partnership Interest in LG 75, a limited partnership dated June 11, 1991.

                  14. Assignment of General and Limited Partnership Interest in LG 78, a general partnership dated June 11, 1991.

                  15. List of Other Assets dated May 31, 1997 provided by Jack Javien.

         (i) The Company shall not incur any additional commitments to Hilcoast, other than are presently required or in the ordinary course under the terms of the Agreements now in force with Hilcoast and listed on Schedule 10.5(i) ("Hilcoast Documents") nor shall the Company amend or modify the Hilcoast Documents prior to the Closing without the consent of Meshon. To the knowledge of the Company, Hilcoast is not in material default under the terms of the Hilcoast Documents nor has the Company received any notice from Hilcoast that the Company is in material default under the Hilcoast Documents.

11.      ADDITIONAL COVENANTS.

         11.1     COMPANY CORPORATE ACTIONS.

         (a) COMPANY SHAREHOLDER MEETING; PROXY STATEMENT. Subject to the fiduciary duties of the Board of Directors of the Company under applicable law (as determined by such Board in good faith after consultation with and based upon advice of counsel), in accordance with the applicable law of the State of Delaware and its Certificate of Incorporation and By-Laws, and the policies and regulations of The New York Stock Exchange Inc., the Company shall take all action necessary to convene a meeting of its shareholders as soon as practicable after receipt of


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all necessary information from the other parties hereto to consider and vote to approve the transactions contemplated hereby requiring shareholder approval. Subject to the fiduciary duties of the Board of Directors of the Company under applicable law (as determined by the Board in good faith and after consultation with and based upon the advice of counsel), (x) the Proxy Statement shall contain the recommendation of the Company's Board of Directors in favor of approval of such transactions, and the nomination of the nominees set forth on
Schedule 11.1 for election, subject to consummation of the transactions contemplated by this Agreement, as Directors of the Company in the classes set forth on that Schedule (provided, that the Company shall be required to nominate the Persons designated as Meshon nominees only if all the transactions with the Meshon Parties contemplated by this Agreement shall be consummated (or waived by the Company), (y) such Board of Directors shall recommend that the shareholders of the Company vote to approve such transactions and elect such Directors subject to consummation of such transactions and (z) the Company shall use commercially reasonable efforts to solicit from shareholders of the Company proxies in favor of approval of such transactions and election of such Directors.

         (b) On or prior to the date of the shareholders meeting, the Company will deliver to Meshon a document signed by each of the persons listed on Schedule N in which he or she has agreed, for the benefit of the parties hereto, that at the shareholder's meeting so called he or she will vote all Shares of the Company's Common Stock he or she owns in favor of the transactions contemplated hereby.

         (c) PROXY STATEMENTS; OTHER FILINGS. (i) As soon as practicable, subject to New York Stock Exchange approval, the Company shall prepare, and the Company shall file with the SEC under the Exchange Act, and shall use commercially reasonable efforts to have cleared by the SEC and promptly thereafter shall mail to its shareholders, a proxy statement and a form of proxy with respect to the meeting of the Company's shareholders referred to in subparagraph (a) above. The term "Proxy Statement" shall mean each such proxy statement and all related proxy materials including, without limitation, the notice of meeting, letter to shareholders and form of proxy at the time such statement and materials initially are mailed to the Company's shareholders, and all amendments and supplements thereto, if any, similarly filed and mailed. In connection with the Company's preparation of the Proxy Statement, Royce, Drexel, the Meshon Parties and the Levy Parties shall provide to the Company a description of the business of Royce, Drexel, Reorganized Drexel, the Meshon Parties and the Levy Parties and their respective Affiliates, a description of the assets which each is transferring or contributing pursuant to this Agreement (the "Participating Assets"), biographies (which comply with the rules of the Exchange Act) of those persons who will serve as officers of the Company or the Operating Partnership or Reorganized Drexel, the financial statements referred to in Section 11.2 below and such other information with respect to the applicable Participating Assets, Royce, Drexel, Reorganized Drexel, the Meshon Parties and the Levy Parties and other Affiliates, officers, directors and employees as the Company shall reasonably request. As soon as practicable after the date hereof, the Company, Drexel, Royce and the Meshon Parties and the Levy Parties shall promptly prepare and file any other filings required to be filed by any of them under the Exchange Act or any other federal or state law relating to the transactions contemplated hereby.


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The Company, Drexel, Royce and the Meshon Parties and the Levy Parties shall use commercially reasonable efforts to obtain and furnish the information required to be included in the Proxy Statement and any other filings. The Company shall use commercially reasonable efforts to respond promptly to any comments made by the SEC with respect to the Proxy Statement and any preliminary version thereof.

         (d) Between the date hereof and the Closing, the Company will not solicit any Person to make a proposal for the purchase of the Shares of all or substantially all the assets of the Company or to make a tender offer or offer to merge with or into the Company. Nothing herein shall prevent the Company and its officers and Directors, in the exercise of their fiduciary duty, from having any discussions or negotiations with the proponents of any such transaction which is unsolicited.

         11.2 FINANCIAL STATEMENTS. (a) As soon as practicable, Drexel, Royce, the Meshon Parties and the Levy Parties shall cause to be prepared and delivered to the other parties (i) a combined audited statement of income of the Participating Assets each party is contributing for all required years, for such periods required by and prepared in accordance with Rule 3-14 of Regulation S-X promulgated by the SEC, together with the report thereon of BDO Seidman or Grant Thornton or other certified public accountant satisfactory to BDO Seidman, (ii) an unaudited combined statement of income of the Participating Assets each party is contributing for an additional period including the notes thereto, and (iii) any updates of such financial statements needed to satisfy the requirements of Rule 3-12 of Regulation S-X of the SEC's rules (or any other applicable rules) in connection with the mailing of the Proxy Statement and all other financial statements, footnotes, schedules or other statements required by the SEC or the New York Stock Exchange in connection with the transactions contemplated hereby. When these financial statements are delivered, such financial statements shall be true and correct in all material respects and fairly present the assets, liabilities and financial condition and the results of operations of the Participating Assets as at the respective dates thereof and for the periods therein referred to, all in accordance with generally accepted accounting principles consistently applied throughout the periods involved, subject, in the case of unaudited interim financial statements, to normal, recurring year-end audit adjustments.

         (b) The Meshon Parties and the Levy Parties shall each deliver to the Company (i) an unaudited pro forma combined balance sheet of the Participating Assets each party is contributing to the Operating Partnership and any other necessary party for all required dates (which balance sheet assumes that the transactions contemplated hereby occurred on such dates), (ii) related unaudited pro forma combined statements of income for the year ended December 31, 1996 and for all required subsequent periods (which statements assume that the transactions contemplated occurred on an appropriate date), and (iii) any updates of such financial statements needed to satisfy the requirements of Rule 3-12 of Regulation S-X of the SEC's rules in connection with the mailing of the Proxy Statement. When delivered, such financial statements will comply with the applicable accounting requirements of the Exchange Act (including the rules and regulations promulgated thereunder). The pro forma adjustments reflected in such financial statements will have been properly applied to the historical amounts.


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         (c) The Meshon Parties and the Levy Parties shall each deliver to the
Company an adjusted unaudited statement of pro forma funds from operations and estimated pro forma cash flows from operating activities required to be included in the proformas required for the Company, the Operating Partnership and any other necessary party for an appropriate period in form required by SEC rules (assuming that the transactions contemplated hereby had been consummated as of such date (such party's "Distribution Pro Forma")). The Distribution Pro Forma shall be true and correct in all material respects, except that no representation or warranty is made with respect to the results from operations from the Company and its properties. Meshon and the other parties shall deliver to the Company an updated Distribution Pro Forma, prepared on a basis consistent with the Distribution Pro Forma, that reflects the audited results from operations of the Participating Assets for the year ended December 31, 1996 or such other date as shall be required (the "Updated Distribution Pro Forma"). When delivered, the Updated Distribution Pro Forma shall be true and correct in all material respects and the adjustments reflected in such financial statement will have been properly applied to historical amounts.

         (d) Each of the parties shall timely prepare all such information as relates to the assets and properties being transferred by such party and the business heretofore conducted therewith to enable the Company to prepare the financial statements required in connection with the transactions contemplated hereby. Prior to the delivery of any financial statements to the SEC pursuant to this Section, the Company shall deliver to Meshon, on behalf of the other parties, drafts of such financial statements and shall give the other parties a reasonable opportunity to comment upon such drafts.

         11.3 OFFERING TO MESHON PARTIES. (a) Prior to the date hereof Meshon has prepared full disclosure information for Meshon Parties signing this Agreement containing all information requested by them and any other information, if any, required to be furnished to offerees of the OP Units under Rule 506 promulgated under the Securities Act. Meshon has delivered to the Company copies of all such information provided. As promptly as practicable in connection with the offering of the OP Units pursuant to the transactions contemplated hereby, Meshon shall, with the consent of the Company, (a) make any filings required under any blue sky or state securities laws, and (b) following the actions specified in clause (a), complete the offering of OP Units and in connection therewith comply with all applicable federal and state securities laws to ensure that the offer and sale of the OP Units will be exempt from the registration requirements of such laws. Meshon shall cause its counsel to deliver to the Company no later than the date the Proxy Statement is to be mailed an opinion of counsel, in form and substance reasonably satisfactory to the Company, with respect to the offering of OP Units to the Meshon Parties and their respective affiliates.

         (b) Meshon has offered OP Units only to the Meshon Parties and their Affiliates, each of which is an accredited investor.

         (c) Meshon has received questionnaires from each of such offerees which include, on behalf of the Company and the Operating Partnership, a written representation from each such offeree to the effect that such offeree (i) will be acquiring the OP Units for the purpose of


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investment only and not with a view to distribution thereof in violation of the
Securities Act, (ii) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquiring the OP Units and will be able to bear the economic risk of such investment, (iii) is an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act on the basis set forth in such questionnaire, (iv) is not domiciled in nor is a resident of California (nor is any direct or indirect owner of any such member domiciled in or a resident of California), (v) has reviewed with counsel the disclosure information provided and has had access to, or been furnished with, all information about the OP Units as he or it has deemed necessary and (vi) is not a "benefit plan investor" within the meaning of 29 C.F.R. Section 2510.3-101.

         (d) Neither the Company, the Operating Partnership, the Meshon Parties, the Levy Parties nor Reorganized Royce shall make any representations regarding the offering of the OP Units except as set forth in this Agreement.

         11.4 ACCESS. Between the date hereof and the Closing, at all reasonable times and on reasonable notice, each of the parties shall cooperate with the other parties and their representatives and promptly provide all such other information and access to all such records, employees and agents as any other party shall reasonably request in connection with its due diligence activities. Each party shall conduct its due diligence activities in a manner designed to minimize interference with the business of any other party.

         11.5 PUBLIC ANNOUNCEMENTS. None of the parties hereto other than the Company shall (and each such party shall use its reasonable efforts to cause its Affiliates, directors, trustees, officers, employees, agents and representatives not to), issue any press release, make any public announcement or furnish any written statement to its employees or shareholders generally concerning the transactions contemplated hereby without the consent of the Company (which consent shall not be unreasonably withheld). On the date hereof, the Company shall issue the press release attached hereto as Exhibit S.

         11.6     INDEMNIFICATION AND INSURANCE.

         (a) In the event of any threatened, pending or actual claim, action, suit, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, any such claim, action, suit, proceeding or investigation in which any of the present or former officers or directors (the "Managers") of the Company or Hilcoast Development Corp. or Hilcoast Advisory Services, Inc. (collectively, "Hilcoast") is, or is threatened to be, made a party by reason of the fact that he or it is or was a director, officer, employee or agent of the Company or Hilcoast, or is or was serving at the request of the Company or Hilcoast as a trustee, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, whether before or after the Closing, the Company shall defend against such claim, action, fact, proceeding or investigation and respond promptly thereto, which obligation of the Company shall include, without limitation, defense of and indemnification for the claims and proceedings against H. Irwin Levy (who shall be deemed a Manager and Indemnified Party under this Section 11.6) in


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the pending litigation captioned TGI Development, Inc. v. CV REIT, INC. pending in the Circuit Court for the Fifteenth Judicial Circuit, Palm Beach County, Florida Civil Division Case No. CL 89-4073 AJ, and any related litigation now or hereafter pending. It is understood and agreed that the Company shall indemnify and hold harmless, as and to the full extent permitted by applicable law, each such Manager against any losses, claims, damages, liabilities, costs, expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any such claim, action, suit, proceeding or investigation, and in the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Closing), (i) the Company shall retain counsel satisfactory to them and shall pay all fees and expenses of such counsel for the Managers promptly as statements therefor are received and (ii) the Company will use its best efforts to assist in the vigorous defense of any such matter; provided that the Company shall not be liable for any settlement effected without its prior written consent (which consent shall not be unreasonably withheld); and provided further that the Company shall have no obligation hereunder to any Manager when and if a court of competent jurisdiction shall ultimately determine, and such determination shall have become final and non-appealable, that indemnification of such Manager in the manner contemplated hereby is prohibited by applicable law. Any Manager wishing to claim indemnification under this Section 11.6, upon learning of any such claim, action, suit, proceeding or investigation, shall notify the Company thereof.

         (b) The Company and the other Parties hereto each acknowledges and agrees that all rights to indemnification existing in favor of the present or former trustees, directors, officers, employees, fiduciaries and agents of the Company or any of its Subsidiaries (collectively, the "Indemnified Parties") as provided in the Company's Certificate of Incorporation or By-Laws or the certificate or articles of incorporation, by-laws or similar documents of any of the Company's Subsidiaries as in effect as of the date hereof with respect to matters occurring prior to the Closing shall survive the Closing and shall not be amended in a manner which would have the effect of limiting such indemnification rights for any period of time. The Company shall cause to be maintained in effect for not less than five years from the Closing directors' and officers' liability insurance with a policy limit of not less than $5,000,000 and, except for the policy limit, containing terms and conditions which are no less advantageous than the terms and conditions included in the Company's current directors' and officers' liability policies.

         (c) Each of the Managers and the Indemnified Parties shall be deemed third party beneficiaries of the provisions of this Section.

         11.7 REPRESENTATIONS AND WARRANTIES; PROXY INFORMATION.

         (a) Between the date of this Agreement and the Closing Date, the Company shall give prompt notice to Meshon (on behalf of the Meshon Parties), and Meshon (on his own behalf and also on behalf of each of the Meshon Parties) shall give prompt notice to the Company, of: (i) the occurrence, or failure to occur, of any event that would be likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date of this Agreement to the Closing Date (except for changes permitted or contemplated by this Agreement), (ii) any failure of the Meshon Parties, on the one hand, or the


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Company, on the other hand, to comply with or satisfy, in any material respect, any covenant, condition or agreement to be complied with by any of them under this Agreement, (iii) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated hereby or that such transactions otherwise may violate the rights of or confer remedies upon such third party and
(iv) any notice of, or other communication relating to, any litigation or any order or judgment entered or rendered therein.

         (b) Between the date of the mailing of the Proxy Statement to the Company's shareholders and the Closing Date, each of the Meshon Parties and Levy Parties shall immediately notify the Company of any material change in the information supplied by it or any of their respective Affiliates, directors, officers, agents or representatives for inclusion in the Proxy Statement. The parties acknowledge that time is of the essence with respect to this undertaking.

         11.8 APPROVALS. Each of the Meshon Parties and Levy Parties and the Company shall as promptly as practicable, (a) use commercially reasonable efforts to obtain all Required Consents to be obtained by each of them, and give all necessary notices to and make all necessary filings with and applications and submissions to, any Governmental Body or other Person in connection with the consummation of the transactions contemplated hereby, and (b) cooperate with the reasonable requests of any other party in connection with the foregoing.

         11.9 CONDUCT OF BUSINESS PRIOR TO THE CLOSING. Between the date of this Agreement and the Closing Date, the Meshon Parties shall not (and shall not permit any Meshon Partnership, Drexel, Royce or Reorganized Drexel to), and the Company shall not except, in the case of any such entity other than the Company, with the consent of the Company, or in the case of the Company, the Consent of Meshon (which consent shall not be unreasonably withheld) except as specifically contemplated by this Agreement:

                  (1) make any changes or amendment of its Organizational Documents, except for, in the case of the Company, the Charter Amendments contemplated by this Agreement;

                  (2) issue, sell or otherwise dispose of any of its Equity Securities, or create, sell or otherwise dispose of any options, rights, conversion rights or other agreements or commitments of any kind relating to the issuance, sale or disposition of any of its Equity Securities;

                  (3) declare or pay any dividends in cash, securities or other property, make any other distribution with respect to its Equity Securities or acquire, directly or indirectly, by redemption or otherwise, any of its Equity Securities, except for, in the case of the Company, regular quarterly dividends of $0.29 per share payable on the Shares and, in the case of the Meshon Partnerships, cash distributions to partners pursuant to the applicable partnership agreement;


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




                  (4) reclassify, split up or otherwise change any of its Equity Securities;

                  (5) be party to any merger, consolidation or other business combination except, in the case of Drexel as contemplated by this Agreement;

                  (6) organize any new Subsidiary or acquire any Equity Securities of any Person or any equity or ownership interest in any business, except for the formation of wholly owned Affiliates of the Company and the Operating Partnership;

                  (7) borrow any funds or otherwise become subject to, whether directly or by way of guarantee or otherwise, any indebtedness for borrowed money or other debt, except for the refinancing of indebtedness paid at maturity through short-term borrowings which mature on or before the Closing Date;

                  (8) prepay any obligation having a maturity of more than 90 days from the date it was issued and incurred;

                  (9) conduct its business other than in the ordinary course consistent with past practice;

                  (10) take any action (or omit to take any action) which would cause any of its representations or warranties not to be complete and correct on the Closing Date;

                  (11) enter into any agreement or commitment that restricts it from carrying on any business anywhere in the world;

                  (12) waive any claims or rights of substantial value;

                  (13) acquire or dispose of any material amounts of property or assets or any rights therein, except that the Company may sell its direct and/or indirect interests in, or the assets of, one or more of its subsidiaries whose principal assets consist of warehouses;

                  (14) enter into and Lease with respect of any of the Meshon Properties or Levy Properties the rent under which would not qualify as Reit income under the Code; or

                  (15) agree or otherwise commit, whether in writing or otherwise, to do any of the foregoing.

         11.10 OPERATION OF PROPERTIES PRIOR TO THE CLOSING. Each of the Meshon Parties agrees to cause each Owner of a Meshon Property to perform the following obligations:

         (a) Between the date of this Agreement and the Closing Date, each Owner shall cause its Property to be operated and managed in the same manner as such has been operated and


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



managed prior to the date of this Agreement and in accordance with all Legal Requirements and the requirements of all Existing Documents. Each Owner shall submit to the Company, at least quarterly and for the partial quarter ending on the last day of the month prior to the Closing, not later than the earlier of the Closing and the tenth day preceding the Closing, a cash basis operating statement for the preceding month and for the year to date showing all receipts and disbursements. Each Owner shall submit to the Company within ten (10) days after the end of each calendar quarter (and at least ten (10) days prior to Closing with respect to the period commencing on the first day of the then current calendar quarter and ending on the last day of the month preceding the Closing) each of the following statements and reports with respect to its
Property: (i) a summary rent roll, (ii) a Lease expiration report, (iii) a vacancy report, (iv) a receivables report, (v) an aged delinquent and prepaid rent report, and (vi) an accounts payable report, each of which shall be true, complete and correct.

         (b) On or after the date of this Agreement, no Owner shall enter into any new Lease or tenancy or modify or terminate any existing Lease (except by reason of a default by the tenant thereunder, and then, only in accordance with the terms, conditions and provisions of such Lease), except as hereafter provided.

         (c) As to any proposed new Lease to be entered into which (i) demises 7,500 rentable square feet of space or more or (ii) when aggregated with all other Leases of space in the same Property entered into on or after the date of this Agreement generates five percent (5%) or more of the total revenues generated by such Property, the Owner of the related Property shall submit to the Company its completed standard lease request form (a "Lease Request Form") prior to negotiating such proposed Lease, and the Company shall have five (5) business days after receipt of such Lease Request Form during which to object to or propose modifications to such proposed Lease. The Company's failure to respond to a Lease Request Form shall be deemed an acceptance of the terms of such proposed Lease only as such terms are delineated in the completed Lease Request Form submitted to the Company. Each Owner agrees to obtain the approval of the Company with respect to any subsequent modifications to the Economic Terms (as hereinafter defined) of the proposed Lease. The Owner shall have the right to make customary modifications to its standard lease form so long as such modifications do not affect the following terms (collectively the "Economic Terms"): (i) the term (including any renewal or extension terms, and any cancellation options), (ii) square footage (including any expansion options),
(iii) tenant improvement amounts, (iv) rent (including any free rent or abatement period), (v) percentage rent or (vi) the obligation to pay a proportionate share of taxes or common area maintenance.

         (d) Owner shall give to the Company prior written notice of the modification of the Economic Terms of any existing Lease affecting its Property which (i) demises 7,500 rentable square feet of space or more or (ii) when aggregated with all other Leases of space in the same Property modified on or after the date of this Agreement generates five percent (5%) or more of the total revenues generated by such Property. The Company shall have five (5) business days after receipt of such notice to object or propose modifications to the proposed terms. The failure of Company to object to such proposed modification within such five (5) business day period


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



shall be deemed an acceptance of the terms of such modification to the affected Lease.

         (e) Between the date of this Agreement and the Closing:

                  (1) Each Owner shall promptly advise the Company in writing if it obtains notice or Knowledge of any state of facts that would result in any representation or warranty in this Agreement to be untrue in any material respect as of the date that the Owner obtains such notice or Knowledge.

                  (2) Each Owner shall promptly perform any and all acts, and shall make any and all payments, necessary to cause the representations and warranties in this Agreement relating to such Owner or its Property to be true and correct as of the date made and as of the Closing, as required herein.

                  (3) Each Owner shall, at its expense, make all repairs and replacements, structural and non-structural, which are required with respect to any portion of its Property to maintain such Property in its present condition. Each Owner shall also complete, at its expense to the extent that the expenses may not be passed through to tenants, any repairs or capital improvements which Owner commences prior to the Closing, including the repairs or improvements set forth on Schedule 11.10(e)(3), except for repairs for which a Reserve is established pursuant to this Agreement. Each Owner shall cure, prior to the Closing or, at the Company's sole option, as soon after the Closing as is reasonably practical, any violation of any Legal Requirement affecting its Property which exists prior to the Closing.

                  (4) Each Owner shall comply with all of the obligations imposed on it or its Property pursuant to the Existing Documents relating to its Property. Each Owner shall maintain existing insurance policies in full force and effect and shall pay all required premiums and other charges relating thereto.

                  (5) Each Owner shall immediately notify the Company of any casualty affecting its Property.

                  (6) No Owner shall sell or agree to sell any of its properties or purchase or agree to purchase any additional properties without the consent of the Company.

                  (7) From time to time prior to the Closing, each Owner shall provide to the Company and its attorneys, accountants, architects, engineers and other representatives, access to its Property and to all books, records and files relating thereto for the purposes of inspections, preparation of plans, taking of measurements, making of surveys, making of appraisals, and generally for the ascertainment of the economic, physical and other conditions of the Property; and each Owner shall furnish or cause to be furnished to the Company all plans and specifications, engineering reports, feasibility studies, operating statements, governmental permits and approvals, contracts, leases, surveys, title


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



         information, appraisals and other documentation concerning its Property and in its possession and/or the possession of its managing agent or agents.

                  (8) Promptly after receipt thereof by an Owner or its managing agent, such Owner shall deliver, or cause to be delivered, to the Company the following relating to or otherwise affecting its Property:

                           (A) a copy of any notice of default given or received
                  under any of the Existing Documents or any notices of termination given for any of the Existing Documents;

                           (B) a copy of any tax bill, notice or statement of
                  value, or notice of change in a tax rate;

                           (C) a copy of any notice of an actual or alleged
                  violation of any Legal
                  Requirement; and

                           (D) a copy of any notice of any condemnation
                  proceedings.

                  (9) Unless required by a Legal Requirement, no Owner shall take any of the following actions with respect to its Property without the prior written consent of Company:

                           (A) except as provided in clause (3) of this
                  sub-section 11.11(e), materially alter the condition thereof or make any material changes, alterations or capital improvements thereto;

                           (B) cancel, or amend and/or modify in any material
                  respect, any of the Existing Documents (other than a Lease in the manner provided in this Section 11.11), it being agreed that any amendment which increases the monetary obligations of the Owner thereunder, increases the term thereof or which would limit the right of the Company to terminate such Existing Document, shall constitute a material amendment (although the foregoing shall not be deemed to be the only material amendments);

                           (C) enter into Service Contracts or other agreements
                  or arrangements with respect to the use, ownership, operation or management of its Property, except for those that (i) have been approved in writing by the Company, (ii) can be terminated by the Company at Closing without penalty or premium, or (iii) will not extend beyond the Closing;

                           (D) enter into any new Debt Document, or any
                  amendment, modification or termination of any existing Debt Document, except for those that have been approved in writing by the Company;


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



                           (E) cause any Liens to be placed on its Property;
                  provided that, any materialmen's or mechanic's liens on or affecting a Property shall not violate this sub-clause if the Owner causes such Lien to be discharged by payment, bonding or otherwise prior to the Closing;

         11.11 FIRE OR OTHER CASUALTY. In the event that any building on any Property shall have been materially damaged by fire or other casualty (in a manner which adversely affects the operation of the Property as a whole or which could have an adverse economic consequence to the Owner, the Property, the Operating Partnership or the Company) and not restored as of the Closing Date, in addition to its other rights hereunder and without affecting the conditions to the Company's obligations to effect the Closing, the Company shall have the right to terminate this Agreement as to the affected Property without any cost or liability to the Company, by written notice to the Owner of such Property unless the conditions described below are satisfied, in which event the Company agrees that it shall postpone Closing as to the affected Property to enable its Owner to repair and restore the damage to the building to at least the condition existing prior to the casualty. The Company agrees that it shall postpone Closing (solely with respect to such Property) in the event of a casualty if the following conditions are satisfied as of the Closing Date: (i) that the Owner agrees to promptly commence restoration of the Property, (ii) that the Property will be restored to at least the condition existing prior to the casualty and that restoration can be completed within one year from the date of the casualty at a cost not to exceed the insurance proceeds made available for restoration (unless the Owner elects to fund any deficiency), as determined by a contractor selected by the Company, (iii) that no tenant under any of the Leases having a material impact on the Rent Roll has a right to terminate its Lease prior to the end of the one-year period as a result of such casualty, (iv) Rents or rental insurance continue to be paid under the Leases to enable the Owner to satisfy all of its obligations with respect to the Property until the restoration is complete and (v) the Owner and the Company agree to a mutually satisfactory amendment to this Agreement to address the amount of, and any adjustments to, the number of OP Units to be received by the Owner and such other matters as may be necessary for the parties to address. If such casualty is unknown to the Company, then the proceeds of the insurance policies attributable to the Premises or the Personal Property paid by the insurer(s) (including the proceeds of any self-insurance) and received by the Owner prior to the Closing Date and not used by the Owner for the repair of the Premises or the Personal Property (and the Company hereby authorizes the Owner to cause the Owner to use the proceeds for such purpose) shall be part of the assets of the Owner transferred to the Company at Closing and, in such event, there shall be no reduction in the consideration to be received by such Meshon Party or Levy Party by reason of any such unpaid claim.

         11.12 BUSINESS ORGANIZATION. Between the date of this Agreement and the Closing Date, each of Drexel, Royce, Reorganized Drexel, the Meshon Partnerships and the Company shall use reasonable commercial efforts to (a) preserve substantially intact his, her or its business organization and keep available the services of its present officers and employees (except as otherwise required or contemplated by this Agreement), and (b) preserve in all material respects the present business relationships, financing arrangements and goodwill.


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         11.13 RESERVATION AND LISTING OF SHARES. In order to provide for the possibility that the Company may elect to issue Shares upon any future redemptions of OP Units, the Company shall take all action necessary to reserve a sufficient number of Shares for exercise of options granted under the Option Plan and conversion of the OP Units for Shares in accordance with the terms of the Partnership Agreement, and shall use reasonable commercial efforts to cause such reserved Shares to be listed in accordance with the requirements of The New York Stock Exchange, Inc. (the "New York Stock Exchange").

         11.14 CONSENTS AND ESTOPPEL CERTIFICATES.

                  (a) On or prior to the Closing Date, the Meshon Parties shall obtain all Required Consents to the transactions with them contemplated by this Agreement in form and substance satisfactory to the Company.

                  (b) On or prior to the Closing Date, the Levy Parties shall obtain all Required Consents to the transactions with them contemplated by the Agreement in form and substance satisfactory to the Company.

         11.15 CONTINUED TRUTH OF MESHON TAX REPRESENTATIONS AND WARRANTIES. Each Meshon Partnership owning a Meshon Property shall cause the representations set forth in Section 6.13, to the extent relating to any date after the date hereof or to a state of facts existing or transaction occurring on any such date, to be true on such date.

         11.16 ABSENCE OF TAX REPRESENTATIONS. Notwithstanding anything to the contrary contained in this Agreement, the Company and the other parties hereto each acknowledge and agree that no representation, warranty or covenant is or has been made, by or on behalf of the Company, the Operating Partnership or any Affiliate, in connection with this Agreement, for the benefit of any other Person, with respect to any consequences to any other Person of this Agreement or the transactions contemplated hereunder under any Federal, State or local tax laws, rules or regulations.

         11.17 EXCULPATION OF TRUSTEES. Notwithstanding anything to the contrary contained in this Agreement, the managing trustees and resident trustee of the Business Trust, being all of the trustees of the Business Trust, shall not individually have any liability for the actions of the Business Trust in authorizing, executing and delivering this Agreement and any liability arising therefrom or relating thereto shall be the liability of the Business Trust and not of its trustees.

12. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION; DISPUTE RESOLUTION.

         12.1 SURVIVAL. All representations, warranties, covenants and agreements contained in this Agreement or any Related Documents or in any certificate delivered pursuant to this Agreement or any Related Documents shall survive the Closing, notwithstanding any


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investigation conducted by or on behalf of any party with respect thereto.

         12.2 TIME LIMITATIONS.

                  (a) The representations and warranties set forth in this Agreement relating to Leases and Leasing Commissions shall terminate on the date which is twelve months after the Closing Date (the "Early Termination Date"), to the extent that the subject matter of any such representation or warranty is provided for, to the satisfaction of the Company, in an Estoppel Certificate relating to such Lease or leasing commission signed by a duly authorized party who would be the Person who would have a claim if the representation were not true and delivered to the Company pursuant to this Agreement; otherwise such representation or warranty shall not terminate.

                  (b) The representations and warranties set forth in this Agreement relating to the Meshon Parties and Levy Parties, respectively, having good title to the Meshon Partnership Interests and the Meshon Properties and the Drexel Shares and the Levy Properties, respectively, which they are contributing to the Operating Partnership or its Affiliates, or Taxes including Sections 5.1(f), or Liabilities of or relating to any Meshon Partnership or Reorganized Drexel, shall not terminate.

                  (c) Except as provided in (a) and (b) above, the representations and warranties set forth in this Agreement shall terminate on the date which is eighteen months after the Closing Date (the "Late Termination Date", and together with the Early Termination Date, the "Termination Date(s)"); except that no representations or warranties shall terminate with respect to any claim as to which notice is given in writing prior to the respective representation or warranties Termination Date.

                  (d) No claim may be asserted after the Closing against any party to this Agreement for breach of any representations and warranties under this Agreement or any Related Document unless the claim is asserted on or before such claim's Termination Date.

         12.3 INDEMNIFICATION.

                  From and after the Closing, Meshon shall, jointly and severally with the other Meshon Parties, and each other Meshon Party shall severally with respect to its own representations, indemnify and save the Company and its Affiliates and the Levy Parties and their respective, directors, officers, employees, agents and representatives and all of their successors and assigns (collectively "Company/Levy Claimants" and each individually a "Company/Levy Claimant") harmless from and defend each of them from and against any and all demands, claims, actions, liabilities, losses, costs, damages or expenses whatsoever (including any reasonable attorneys' fees) (collectively, "LOSSES") asserted against, imposed upon or incurred by any Company/Levy Claimant resulting from or arising out of (a) any inaccuracy or breach of any representation or warranty of Meshon or the Meshon Parties contained herein or in any Related Document; (b) any breach of any covenant or obligation of Meshon or the Meshon


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Parties contained herein or in any Related Document or (c) any act or omission arising out of the operation of the business of the Meshon Partnerships, the Meshon Properties or Reorganized Drexel or it predecessors on or before the Closing Date including, without limitation, arising out of or in connection with the facts or assertions of fact which are the subject of that certain lawsuit captioned INTERNATIONAL MANAGEMENT CONSULTANTS V. RENAISSANCE PLAZA ASSOCIATES, case number ______ pending in ______ and any related construction claims or liens (together with any related lawsuit, the "Pending Lawsuit"). After the Closing, Meshon shall cooperate and shall use best efforts to cause the other Meshon Parties and their respective Affiliates to cooperate with the Operating Partnership and its Affiliates in the defense of and in any proposed settlement of the Pending Lawsuit, including giving any requested comments. Meshon shall maintain any existing letter of credit posted by any Meshon Party in connection with the Pending Lawsuit until the Operating Partnership shall notify Meshon that the claims in such Pending Lawsuit have been finally resolved and all time for appeals has passed.

                  From and after the Closing, the Levy Parties shall jointly and severally indemnify and save the Company, the Meshon Parties and their respective, directors, officers, employees, agents and representatives and all of their successors and assigns (collectively "Company/ Meshon Claimants" and each individually a "Company/Meshon Claimant") harmless from and defend each of them from and against all Losses asserted against, imposed upon or incurred by any Company/Meshon Claimant resulting from or arising out of (a) any inaccuracy or breach of any representation or warranty of the Levy Parties contained herein or in any Related Document; (b) any breach of any covenant or obligation of the Levy Parties contained herein or in any Related Document or (c) any act or omission arising out of the operation of the business of the Levy Properties on or before the Closing Date.

                  From and after the Closing, the Company shall indemnify and save the Meshon Parties, the Levy Parties and their respective directors, officers, employees, agents and representatives (collectively "Party Claimants" and each individually a "Party Claimant") harmless from and defend each of them from and against any and all Losses asserted against, imposed upon or incurred by the Party Claimants resulting from or arising out of (a) any inaccuracy or breach of any representation or warranty of the Company contained herein or in any Related Document, (b) any breach of any covenant or obligation of Company contained herein or in any Related Document or (c) a loan in an unpaid principal amount not in excess of $[1,000,000] with variable interest made by Meshon in favor of Wilmington Trust Company as payee on the terms set forth in the Debt Documents listed on Schedule 6.12 and delivered to the Company (the "Meshon Loan").

         12.4 INDEMNIFICATION PROCEDURES.

                  (a) The rights and obligations of each Person claiming a right to indemnification hereunder ("INDEMNITEE") from another Person ("INDEMNITOR") shall be governed by the following rules:

                  (i) The Indemnitee shall give prompt written notice to the Indemnitor


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of any state of facts which Indemnitee determines will give rise to a claim by the Indemnitee against the Indemnitor based on the indemnity agreements contained herein, stating the nature and basis of said claims and the amount thereof, to the extent known. No failure to give such notice shall affect the indemnification obligations of Indemnitor hereunder, except to the extent such failure materially prejudices such Indemnitor's ability successfully to defend the matter giving rise to the indemnification claim.

                           (ii) In the event any claim, action, suit or
proceeding is brought against the Indemnitee, with respect to which the Indemnitor may have liability under the indemnity agreements contained herein, then upon the written acknowledgment by the Indemnitor within thirty days of the bringing of such claim, action, suit or proceeding that it is undertaking and will prosecute the defense of the claim under such indemnity agreements and confirming that the claim is one with respect to which the Indemnitor is obligated to indemnify and that it will be able to pay the full amount of potential liability in connection with any such claim, the action, suit or proceeding (including all proceedings on appeal or for review which counsel for the Indemnitee shall deem appropriate) may be defended by the Indemnitor, PROVIDED that the Indemnitee shall provide such reasonable assistance as is reasonably requested by Indemnitor, at no cost to Indemnitee. The Indemnitee shall have the right to employ its own counsel in any case, but the fees and expenses of such counsel shall be at the Indemnitee's own expense unless (a) the employment of such counsel and the payment of such fees and expenses both shall have been specifically authorized by the Indemnitor in connection with the defense of such action, suit or proceeding or (b) the Indemnitee shall have reasonably concluded and specifically notified the Indemnitor that there may be specific defenses available to it which are different from or additional to those available to the Indemnitor, or that such claim, action, suit or proceeding involves or could have an effect upon any matter beyond the scope of the indemnity agreements contained herein.

                           (iii) In addition, in any event specified in clause
(b) of the second sentence of subparagraph (ii) above, the Indemnitor, to the extent made necessary by such different or additional defenses, shall not have the right to direct the defense of such claim, action, suit or proceeding on behalf of the Indemnitee. If Indemnitor and Indemnitee cannot agree on a mechanism to separate the defense of matters extending beyond the scope of indemnification, such matters shall be defended on the basis of joint consultation.

                           (iv) The Indemnitee shall be kept fully informed by
the Indemnitor of such action, suit or proceeding at all stages thereof, whether or not it is represented by counsel. The Indemnitor shall, at the Indemnitor's expense, make available to the Indemnitee and its attorneys and accountants all books and records of the Indemnitor relating to such claim, action, suit or proceeding, and the parties hereto agree to render to each other such assistance as they may reasonably require of each other in order to ensure the proper and adequate defense of any such claim, action, suit or proceeding.

                  (b) The Indemnitor shall make no settlement of any claims which Indemnitor has undertaken to defend, without Indemnitee's consent, unless the Indemnitor fully indemnifies


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



the Indemnitee for all losses, there is no finding or admission of violation of law by, or effect on any other claims that may be made against, the Indemnitee and the relief granted in connection therewith requires no action on the part of and has no effect on the Indemnitee.

13.      DEFINITIONS.

         As used in this Agreement, the following terms have the meanings specified or referred to in this Section 13.

         "Acceptable Title Insurance Company" -- means a title insurance company reasonably satisfactory to the Company.

         "Acquirer" -- means the Company or the Operating Partnership or a limited liability company or other entity wholly owned by the Operating Partnership which is acquiring Property hereunder including, without limitation, any such entity which acquires partnership interests in a partnership owning Property.

         "Affiliate" -- has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act and, without limitation, in the case of the Company includes, without limitation, the Business Trust and the Operating Partnership, but does not include Meshon.

         "Allocable Expenses" -- has the meaning set forth in Section 1.9.

         "Amended By-Laws" -- has the meaning set forth in Section 1.7(a).

         "Amended Certificate of Incorporation" -- has the meaning set forth in
Section 1.7(a).

         "Applicable Percentage" -- has the meaning set forth in Section 1.2 as to the Meshon Parties.

         "Business Day" -- Any day that is not a Saturday or Sunday or a day on which banks located in the City of New York are authorized or required to be closed.

         "Certificate of Occupancy" --  See Exhibit S.

         "Charter Amendments" -- has the meaning set forth in Section 1.8.

         "Classification" -- means the Legal Requirements pertaining to the zoning of a Property.

         "Closing" -- has the meaning set forth in Section 3.1.

         "Closing Date" -- The date and time of the Closing.


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         "Code" -- The Internal Revenue Code of 1986, as amended.

         "Company" -- has the meaning set forth in the Preamble.

         "Company Financial Statements" -- has the meaning set forth in Section 10.2.

         "Company Properties" -- has the meaning set forth in the Preamble.

         "Company SEC Filings" -- has the meaning set forth in Section 10.2.

         "Contemplated Transactions" -- The transactions provided for in Section 1 of this Agreement and the transactions contemplated by the Related Documents and performance of and compliance with all other agreements contained in this Agreement.

         "Contributing Party" --   has the meaning set forth in Section 1.9(a).

         "Contribution" -- has the meaning set forth in Section 1.9(a).

         "Debt" -- has the meaning set forth in Section 6.12 with respect to the Meshon Parties and Section 9.10 with respect to the Levy Parties.

         "Debt Documents" -- means, collectively, all agreements, notes, mortgages, deeds of trust, assignments of rents and leases, security agreements, guarantees, indemnities and other Liens and collateral documents evidencing or securing any Debt which is secured by or otherwise affects a Property.

         "Distribution Pro Forma" -- has the meaning set forth in Section 11.2.

         "Document Custodian" -- has the meaning set forth in Section 1.11.

         "Drexel Required Consents" -- has the meaning set forth in Section
8.11.

         "Drexel Shares" -- has the meaning set forth in Section 1.6.

         "Drexel Transactions" -- means the transactions contemplated by Section 1.6.

         "Economic Terms" --  has the meaning set forth in Section 11.2.

         "Encumbrances" -- means Liens, pledges, security interests, restrictions, claims, assessments, charges, title exceptions and rights of any other person of any kind.

         "Environment" -- has the meaning set forth in Section 6.15.

         "Environmental Laws" -- has the meaning set forth in Section 6.15.


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         "Equity Securities" -- has the meaning set forth in Rule 3a11-1 under the Exchange Act.

         "ERISA" -- means the Employee Retirement Income Security Act of 1974, as amended.

         "ERISA Affiliate" -- As applied to any person, means any trade or business (whether or not incorporated) which is a member of the same controlled group of corporations or group of trades or businesses under common control as such person, or is treated as a single employer together with such person under
Section 414 of the Code or Title IV of ERISA.

         "Exchange Act" -- means the Securities Exchange Act of 1934, as amended.

         "Existing Documents" -- means, with respect to each Property, collectively, the Leases, all documents evidencing Tenant Concessions, all brokerage agreements relating to payment of Leasing Commissions, the Service Contracts, the Permitted Exceptions, the Plans and Specifications and the Debt Documents.

         "Existing Levy Agreements" -- has the meaning set forth in Section 9.8.

         "Existing Meshon Agreements" -- has the meaning set forth in Section 6.10.

         "Existing Meshon Engineering Reports" -- has the meaning set forth in
Section 5.1.

         "Final Date" -- has the meaning set forth in Section 3.1.

         "Funds from Operations" -- means net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. For purposes of this Agreement, adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect Funds from Operations on the same basis.

         "GAAP" -- means generally accepted accounting principles.

         "Glenmont Redemption Agreement -- means the agreement described in
Section 7.15 in the form delivered to the Operating Partnership on the date hereof.

         "Governmental Body" -- means any domestic or foreign national, state or municipal or other local government or multi-national body (including, but not limited to, the European Economic Community), any subdivision, agency, commission or authority thereof, or any quasi-governmental or private body exercising any regulatory or taxing authority thereunder.

         "Hazardous Substances" -- has the meaning set forth in Section 6.15.

         "Hilcoast" -- means the Hilcoast Development Corp. and Hilcoast Advisory Services, Inc.


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         "Hilcoast Documents" -- has the meaning set forth in Section 10.5.

         "Improvements" -- means, collectively, all buildings, structures, structural appurtenances, fixtures, parking areas, and other improvements of any kind located or to be located at or on the Land portion of a Property.

         "Indemnified Parties" -- has the meaning set forth in Section 11.8.

         "Intangibles" -- has the meaning set forth in Section 9.20.

         "IRS" -- means the United States Internal Revenue Service.

         "Issuer" -- has the meaning set forth in Section 10.5.

         "Knowledge" -- means, (a) with respect to any representation relating to or affecting the Meshon Properties, the actual knowledge of (i) any Meshon Party or (ii) H. Larry Wilde or (iii) any co-general partner of any Meshon Partnership and (b) with respect to any representation relating to or affecting the Levy Parties, the actual knowledge of (i) H. Irwin Levy.

         "Land" -- has the meaning set forth in the definition of "Property".

         "Last Balance Sheet" -- has the meaning set forth in
         Section 8.13(b)(i).

         "Leases" -- means, all of the leases, licenses, and occupancy agreements relating to a Property and all agreements, amendments, modifications, supplements and guaranties relating thereto.

         "Lease Request Form" -- has the meaning set forth in Section 11.12.

         "Leasing Commissions" -- means, collectively, all commissions, fees and other compensation payable to any real estate broker, salesperson, finder or any other Person in connection with the leasing of space at any Improvements.

         "Legal Requirements" -- means, with respect to each Property, all applicable local, state, or federal laws, municipal ordinances and regulations, orders, rules and requirements of any federal, state, municipal department or other governmental authority having jurisdiction against or affecting such Property or the construction, management, ownership, maintenance, operation, use, improvement, acquisition or sale thereof (including, without limitation, applicable zoning, building, health and environmental laws, ordinances, regulations, orders, rules or requirements).

         "Levy Consents" -- has the meaning set forth in Section 9.9.

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         "Levy Management Agreements" -- has the meaning set forth in Section
9.12(b).

         "Levy Material Agreements" -- has the meaning set forth in Section 9.12(a).

         "Levy Partnership Financial Statements" -- has the meaning set forth in
Section 9.4(a).

         "Levy Plans" -- has the meaning set forth in Section 9.16(a).

         "Levy Property Budgets" -- has the meaning set forth in Section 9.4(b).

         "Levy Transactions " -- means the transactions contemplated by Section 1.3.

         "Liens" -- means all general or specific liens, mortgages, security interests, encumbrances, commitments, claims, charges, covenants, easements, exceptions or reservations.

         "Major Leases " --  means Leases with Major Tenants.

         "Major Tenants" -- means, with respect to each Property, the tenants occupying an entire separate building or in excess of 7,500 rentable square feet of the Improvements located on such Property.

         "Managed Properties" -- means, collectively, the Properties described in Schedule __.

         "Manager" -- has the meaning set forth in Section 11.8.

         "Material Adverse Effect" -- any change or effect that is materially adverse to the business, assets, properties, results of operation, prospects or financial condition of a Person.

         "Meshon Consents" --  has the meaning set forth in Section 6.11.

         "Meshon Deferred Commissions" -- means the Leasing Commissions to be assigned to Meshon.

         "Meshon Ground Lease" -- has the meaning set forth in Section 5.1.

         "Meshon Leased Property" --  has the meaning set forth in Section 5.1.

         "Meshon Leases" --  has the meaning set forth in Section 5.1.

         "Meshon Lessor Obligations" -- has the meaning set forth in Section
5.1.

         "Meshon Lessor Payments" --  has the meaning set forth in Section 5.1.

         "Meshon Lessor Reserve" --  has the meaning set forth in Section 5.1.


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         "Meshon Loan" -- has the meaning set forth in Section 12.3.

         "Meshon Management Agreements" -- has the meaning set forth in Section 6.14.

         "Meshon Material Agreements" -- has the meaning set forth in Section 6.14.

         "Meshon Memorandum" -- has the meaning set forth in Section 11.3.

         "Meshon Parties" -- has the meaning set forth in the Preamble.

         "Meshon Partnership" -- has the meaning set forth in the Preamble.

         "Meshon Partnership Budgets" -- has the meaning set forth in the
Section 6.6.

         "Meshon Partnership Financial Statements" -- has the meaning set forth in Section 6.6.

         "Meshon Properties" -- has the meaning set forth in the Preamble.

         "Meshon Transactions" -- means the transactions contemplated by Section 1.2.

         "Mortgage Debt" -- has the meaning set forth in Section 1.9.

         "Multiemployer Plan" -- A "multiemployer plan" as defined in ERISA.

         "Non-Signing Meshon Principals" -- has the meaning set forth in the Preamble.

         "Old Environmental Reports" -- has the meaning set forth in Section
6.15.

         "OP Units" -- has the meaning set forth in the Preamble.

         "Operating Partnership" -- has the meaning set forth in the Preamble.

         "Option Plan" -- has the meaning set forth in the Preamble.

         "Organizational Documents" -- has the meaning set forth in Section 6.2.

         "Original Number" -- has the meaning set forth in Section 1.9.

         "Other Parties" -- When used with reference to a party hereto, all of the other parties hereto.

         "Owner" -- means a Meshon Party or Levy Party that will directly or indirectly convey its Property or a direct or indirect interest therein to the Company or the Operating Partnership (or its Affiliate), including by conveying a partnership interest in an Owner.


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         "Participating Assets" -- has the meaning set forth in Section 11.1(c).

         "Partnership Agreement" -- The agreement of limited partnership with respect to the Operating Partnership among Montgomery CV Trust and each of the Meshon Parties and Levy Parties named therein, the form of which is attached as Exhibit A hereto.

         "Permitted Exceptions" -- means, with respect to the Meshon Transferred Properties and Meshon Partnerships, the Encumbrances set forth on Schedule 6.12, and, with respect to the Levy Properties, the Encumbrances set forth on Schedule 5.3(n).

         "Person" -- Any individual, corporation, partnership, limited liability company, joint venture, trust, association, unincorporated organization, other entity, or Governmental Body.

         "Personal Property" -- has the meaning set forth in the definition of "Property".

         "Plan" -- means any bonus, deferred compensation, severance pay, pension, profit-sharing, retirement, insurance, stock purchase, stock option, or other fringe benefit plan, arrangement or practice, written or otherwise, or any other "employee benefit plan," as defined in Section 3(3) of ERISA, whether formal or informal.

         "Plans and Specifications" -- means plans and specifications with respect to the design, construction and/or alteration of any Improvements.

         "Post Closing Owner" -- has the meaning set forth in Section 2.1.

         "Preamble" -- means the "WHEREAS" clauses and other text of this Agreement preceding Section 1 hereof.

         "Property" -- means a fee estate in a certain land parcel or certain land parcels (the "Land") and a fee estate in the Improvements located thereon. Each Property more particularly consists of and includes:

                  (i) all those certain lots or pieces of ground, described by metes and bounds, constituting the Land, the Improvements thereon, and:
         (A) all easements, rights-of-way or use, privileges, licenses, appurtenances, interests and other rights of the Owner appurtenant to or benefitting the Land, including, without limitation, any lessee's interest under any ground leases; (B) all right, title and interest of the Owner in and to any land lying in the bed of any streets, roads, or avenues, opened or unopened, existing or proposed, vacated or hereafter to be vacated, public or private, in front of, behind or adjoining the Land and also as they extend beyond the Land for ingress and egress to or from the Land or any part thereof and for the installation, replacement, maintenance and use of utility facilities; (C) all right, title and interest of the Owner in and to any award made or to be made in lieu thereof and in and to any unpaid award for damage to the Land or any Improvements thereon by reason of change of grade of any street, road,


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



         highway, avenue or alley, or otherwise; (D) all of the Owner's rights to connect with and to utilize, for service to the Land or any part thereof, any private or public utility facilities as may now or hereafter be within or without the boundaries of the Land; (E) the Owner's interest in the Leases affecting the Land or the Improvements thereon and any new Leases entered into after the date hereof, including, without limitation, the Owner's interest in all Rents and security deposits payable or held thereunder; (F) all licenses, permits, certificates of occupancy and governmental approvals with respect to the Land and the Improvements located thereon; (G) all trade names used in connection with the Land and the Improvements located thereon; (H) all Plans and Specifications in the possession or within the control of the Owner; (I) all of the Owner's right, title and interest in and to all contracts (including, without limitation, Service Contracts, construction contracts (including any rights of audit related thereto), electrical supply contracts and the right to resell electricity as may be provided therein), warranties and guarantees, if any, with regard to the foregoing and the Personal Property; (J) any and all manuals, files, logs, records, correspondence, purchaser prospect lists, tenant lists, tenant prospect lists and other mailing lists, current sales brochures and material, current leasing brochures and materials, current advertising materials and other items in the possession of the Owner, including, without limitation, soil, environmental inspections, studies and reports, current market studies, and similar inspections with respect to the sale, management, leasing, promotion, ownership, maintenance, use, occupancy and operation of the Land and the Improvements located thereon; (K) all of the Owner's rights to insurance proceeds by reason of a loss insured under any insurance policy or insurance policies of such Owner; (l) all mineral rights, waters, water courses, rights, liberties, privileges, hereditaments and appurtenances whatsoever belonging to the Land and owned by the Owner or in any way appertaining to the Land and the reversions and remainders, rents, issues and profits thereof; and

                  (ii) The fixtures, furnishings, equipment and other items of personal property owned by the Owner and located on or used in connection with the operation of the Land and the related Improvements (the "Personal Property"), including, without limitation, the Personal Property described on a schedule to this Agreement, which Schedule shall identify the Land on which such Personal Property is located or in connection with which such Personal Property is used.

         "Proxy Statement" -- has the meaning set forth in Section 11.1.

         "Real Property" -- has the meaning set forth in Section 6.15 as to the Meshon Parties.

         "Related Documents" -- The Proxy Statement, the Partnership Agreement, the Master Leasing, Management and Executive Services Agreement, the Company Assets Management Agreement, the Meshon Employment Agreement and all other agreements and documents to be delivered hereunder at or before the Closing by or on behalf of any Party.

         "Rents" -- means all rents, additional rents, percentage rents, common area maintenance


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



charges, escalation payments and other charges payable by the tenant under a Lease, including, without limitation, tax escalations and wage rate escalations on the basis of the respective periods for which assessed.

         "Reorganized Drexel Financial Statements" -- has the meaning set forth in Section 8.6.

         "Required Consents" -- has the meaning with respect to the Meshon Parties set forth in Section 6.11, with respect to the Drexel set forth in
Section 8.11 and with respect to the Levy Parties set forth in Section 9.9.

         "Restricted Period"  -- has the meaning set forth in Section 1.15.

         "Royce" -- has the meaning set forth in the Preamble.

         "Royce Material Agreement" -- has the meaning set forth in Section
8.14.

         "SEC" -- means the Securities and Exchange Commission.

         "Securities Act" -- means the Securities Act of 1933, as amended.

         "Service Contracts" -- means, collectively, all management, maintenance, service, supply, utility, cable or construction agreements and arrangements of every kind relating to a Property or any portion thereof.

         "Servicing Agreement" -- has the meaning set forth in Section 10.5(a).

         "Shared Expense Adjustment" -- has the meaning set forth in Section 1.9(b).

         "Shares" -- means shares of the Common Stock, par value $.01 per share, of the Company.

         "Single Employer" -- has the meaning set forth in Section 414(b), (c),
(m) or (o) of the Code or Section 4001 of ERISA.

         "Subsidiary" -- With respect to any Person, any corporation of which securities having the power to elect a majority of that corporation's board of directors (or other governing body) (other than securities having that power only upon the happening of a contingency that has not occurred) are held by such Person or one or more of its Subsidiaries.

         "Survey" -- means a plat of a then current on-the-ground, staked survey of the Land portion of a Property, together with a metes and bounds description of the perimeter of the Land set forth thereon, which shall show the scale thereof, the north direction, the location of all Improvements on the Land, the location and number of parking spaces, ingress and egress to adjoining streets, the location of all natural monuments, the location and extent of any easements, visible evidence of utilities, rights-of-way or roads, opened or proposed, which are of record or visible on the ground and affect or are adjacent to any portion of the Land, the location and extent of any overlaps or encroachments upon or by the Land or Improvements, areas involved in boundary disputes, and such information as is necessary to cause an Acceptable Title Insurance Company to delete (to the extent permitted by law) from the Title Policy to be issued with respect to the Property any exception with regard to discrepancies, conflicts, shortages in boundary lines, overlaps or encroachments upon or by the Land or Improvements and which otherwise will be in form and substance reasonably acceptable to the Company. Such plat of survey also shall indicate whether all or any portion of the Land is situated in an area designated as flood prone or a special flood hazard area (I.E., the 100-year flood plain designated-by the Federal Insurance Administration). The survey shall be made in accordance with the Minimum Standard Detail Requirements for Land Title Surveys adopted by the American Land Title Association.

         "Tenant Concessions" -- means the amounts which the landlord under a Lease would have received from the tenant under such Lease if the obligation to pay such amounts had not been made not payable by reason of any rental abatements, rental credits, construction credits or any other economic concession or incentive granted to the tenant under such Lease and any payments which the landlord under a Lease may be required to make to the tenant under such Lease.

         "Tenant Estoppel Certificate" -- See Exhibit P.

         "Termination Date" -- has the meaning set forth in Section 12.2.

         "Title Exceptions" -- means the defects in, exceptions to, or conditions, Liens, or other matters of record relating to title to a Property or any portion thereof, whether evidenced by written instrument or otherwise evidenced; any overlapping upon the Land by improvements situated on other lands; any encroachments upon or by the Land or Improvements; any boundary disputes regarding the boundaries of the Land; and the terms, provisions and conditions contained in any instruments evidencing or referring to any such defects, exceptions, conditions, Liens, overlaps encroachments or boundary disputes or such other matters.

         "Title Policy" -- means, with respect to each Property, a 1970 Form B ALTA Owner's Title Insurance Policy, as revised in 1984 including an ALTA Comprehensive Endorsement, to be issued to the Person who will be the Owner of such Property after the Closing by an Acceptable Title Insurance Company, containing no exceptions to title other than the Permitted Exceptions with respect to such Property and deleting any exception with regard to discrepancies in area or boundaries or other matters which a current and correct survey would show and with regard to the rights of parties in possession (except with respect to the rights of the tenants under the Leases affecting such Property as tenants only). Each Title Policy shall be modified by such other endorsements, affirmative coverage and other matters as shall be reasonably requested by the Company, including such endorsements and/or affirmative coverage as may be necessary to confirm that the knowledge of any Contributing Party shall not be imputed to the Post Closing Owner, the Company or their Affiliates for purposes of the coverage provided thereby. The Title

Policies for the respective Properties shall be in the respective amounts set forth in Schedule __. The Company may require that any Title Policy be reinsured or coinsured in such amounts and with such title insurance companies or underwriters as the Company may reasonably determine.

         "Trustee" -- has the meaning set forth in the Preamble.

         "Uncontributed Assets" -- has the meaning set forth in Section  1.5.

         "Updated Distribution Pro Forma" -- has the meaning set forth in
Section 11.2.

14.      TERMINATION.

         14.1 TERMINATION. This Agreement may be terminated before the Closing occurs, whether before or after approval of the transactions contemplated hereby by the Company's shareholders, only as follows:

         (a)      By written agreement of Meshon and the Company at any time.

         (b)      By the Company:

                  (i) if the Company's shareholders do not approve the transactions contemplated hereby;

                  (ii) if the consummation of the transactions contemplated hereby by the Company would violate any non-appealable final order, decree or judgment of any Governmental Body having competent jurisdiction;

                  (iii) if any representation or warranty of any of the Meshon Parties made herein or in any Related Documents is untrue in any material respect (other than due to a change permitted or contemplated by this Agreement) and such breach is not cured within 15 days of notice to Meshon from the Company that such breach exists or has occurred;

                  (iv) if any of the Meshon Parties shall have defaulted in any material respect in the performance of any covenant, agreement or obligation under this Agreement and such default is not cured within 15 Business Days of notice to Meshon from the Company that such default exists or has occurred;

                  (v) if any material part or parts of any Meshon Property shall be taken by the exercise of the power of eminent domain after the date hereof and prior to the Closing Date. For the purposes hereof, a "material part or parts" of a Property shall mean such a part of a Property as shall (i) give the right to any tenant to terminate its Lease, or (ii) will materially and adversely affect any required parking for a Property or any source of ingress to and egress from a Property for a period which will exceed one month, as determined by the Company, or (iii) otherwise materially and adversely affects the mechanical, plumbing or other systems of a Property or (iv) otherwise causes a Property to be out of compliance in all material respects with laws applicable to a Property; or

                  (vi) if title to any Meshon Property is not, at Closing, insurable as contemplated hereby. Notwithstanding this clause, the applicable Meshon Parties or the Levy Parties shall be obligated to cure encumbrances which are not Permitted Exceptions if such encumbrances evidence an obligation which is a fixed and ascertainable amount and can be cured by the payment of money only; provided, however, that the applicable Meshon Parties or Levy Parties shall not be obligated to expend any amount in excess of $500,000 to cure any such encumbrance (i) of which such Meshon Party or Levy Party did not have knowledge on the date hereof, and (ii) which was not placed of record on or after the date of the title report with respect to such Property delivered to the Company during the Due Diligence Period.

The applicable Meshon Parties or Levy Parties shall have the right to cure any title defects until the date prior to the Closing Date.

         (c)      by the Meshon Parties:

                  (i) if the consummation of the transactions contemplated hereby by Royce and the Meshon Parties and Reorganized Drexel would violate any non-appealable final order, decree or judgment of any Governmental Body having competent jurisdiction;

                  (ii) if any representation or warranty of the Company made herein is untrue in any material respect (other than due to a change permitted or contemplated by the terms of this Agreement) and such breach is not cured within fifteen days of notice to the Company from Reorganized Drexel or any of the Meshon Parties that such breach exists or has occurred;

                  (iii) if the Company shall have defaulted in any material respect in the performance of any material obligation under this Agreement and such breach is not cured within 30 days of notice to the Company from Royce or any of the Meshon Parties that such default exists or has occurred.

         (d) by the Levy Parties, as to the rights and obligations of the Levy Parties

                  (i) if the consummation of the transactions contemplated hereby by the Levy Parties would violate any non-appealable final order, decree or judgment of any Governmental Body having competent jurisdiction;

                  (ii) if any representation or warranty of the Company made herein is untrue in any material respect (other than due to a change permitted or contemplated by the terms of this Agreement) and such breach is not cured within fifteen days of notice to the

         Company from the Levy Parties that such breach exists or has occurred;

                  (iii) if the Company shall have defaulted in any material respect in the performance of any material obligation under this Agreement and such breach is not cured within 30 days of notice to the Company from the Levy Parties that such default exists or has occurred.

         (e) On December 31, 1997, unless the Closing shall have theretofore taken place, by either the Company or Meshon or by Levy, as to the rights and obligations of the Levy Properties, provided that the terminating party is not otherwise in default or breach of this Agreement.

         14.2 EFFECT OF TERMINATION. In the event that this Agreement is or the rights and obligations of any Parties hereunder are terminated pursuant to
Section 14.1, this Agreement shall terminate without any liability or further obligation of any party to another because of such termination (except for the sharing expenses provided for herein). However, a termination under Section 14.1 shall not relieve a defaulting or breaching party (or any party who has liability under this Agreement in respect of the actions of a defaulting or breaching party) from any liability to the other party or parties hereto for or in respect of such default or breach.

15.      NOTICES.

         All notices, consents and other communications under this Agreement shall be in writing and shall be deemed to have been given when (a) delivered by hand, (b) sent by telecopier (with receipt confirmed), provided that a copy is simultaneously mailed by certified or registered mail, return receipt requested, or (c) when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested), in each case to the appropriate addresses, and telecopier numbers set forth below (or to such other addresses, and telecopier numbers as a party may hereafter designate as to itself by similar notice to the other parties):

         (a)      If to the Company:

                  CV Reit, Inc.
                  100 Century Boulevard
                  West Palm Beach, Florida 33417
                  Attention: President
                  Telecopier No.: (561) 640-3160
                  with a copy to:

                  Proskauer Rose LLP
                  1585 Broadway
                  New York, New York 1003-8299
                  Attention: Klaus Eppler
                  Telecopier No.: (212) 969-2900

         (b)      If to the Business Trust:

                  c/o Bankers Trust (Delaware)
                  E.A. Delle Donne Corporate Center
                  Montgomery Building
                  1011 Century Road, Suite 200
                  Wilmington, Delaware 19805-1266
                  Attention: President
                  Telecopier No.: (302) 636-3222

                  with a copy to:

                  Proskauer Rose LLP
                  1585 Broadway
                  New York, New York 1003-8299
                  Attention: Klaus Eppler
                  Telecopier No.: (212) 969-2900

         (c)      If to any of the Meshon Parties:

                  c/o Montgomery Realty Co.
                  580 W. Germantown Pike
                  Plymouth Meeting, Pennsylvania 19462
                  Attention: Louis Meshon, Sr.
                  Telecopier No.: (610) 834-8110

                  with a copy to:

                  Fox Rothschild O'Brien & Frankel, LLP
                  2000 Market Street
                  Philadelphia, Pennsylvania 19103
                  Attention: Stanley Cohen
                  Telecopier No.: (215) 299-2150

         (d)      If to any of the Levy Parties:

                  c/o H. Irwin Levy
                  900 North Lake Way
                  Palm Beach, FL  33480

                  with a copy to:

                  c/o H. Irwin Levy
                  c/o CV Reit, Inc.
                  100 Century Boulevard
                  West Palm Beach, FL  33417
                  Telecopier No.: (516) 640-3160

16.      MISCELLANEOUS.

         16.1 GOVERNING LAW. This Agreement and (unless otherwise provided) all amendments hereof and waivers and consents hereunder shall be governed by the internal laws of the State of New York, without regard to the conflicts of law principles thereof, except that any action for specific performance with respect to any Property shall be governed by the internal laws of the State in which the Property is located.

         16.2 SPECIFIC PERFORMANCE. The parties acknowledge that the subject matter of this Agreement is unique and that no adequate remedy of law would be available for breach of this Agreement. Accordingly, each party agrees that the other parties will be entitled to an appropriate decree of specific performance or other equitable remedies to enforce this Agreement (without any bond or other security being required) and each party waives the defense in any action or proceeding brought to enforce this Agreement that there exists an adequate remedy at law.

         16.3 CAPTIONS. The captions or headings of the Articles and Sections of this Agreement are for convenience only, and shall not control or affect the meaning or construction of any of the terms or provisions of this Agreement. References in this Agreement to Sections are references to Sections of this Agreement, unless expressly stated to the contrary. References in this Agreement to Exhibits and Schedules are, unless expressly stated to the contrary, references to Exhibits and Schedules to this Agreement, each of which shall be deemed as fully a part of this Agreement as set forth herein in full.

         16.4 NO WAIVER. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

         16.5 EXCLUSIVE AGREEMENT; AMENDMENT. This Agreement supersedes all prior agreements among the parties with respect to its subject matter, and is intended (with the documents referred to herein) as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated except by a written instrument executed by the party or parties against whom enforcement thereof is sought. This Agreement shall bind and inure to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

         16.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.

         16.7 SEVERABILITY. If any provision of this Agreement is invalid, illegal, or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.

         IN WITNESS WHEREOF, the parties hereto have hereunto executed this Agreement as of the date first above written.

CV REIT, INC.

By: HILCOAST ADVISORY SERVICES,
INC. , authorized Agent

By: _________________________________
Name:  H. Irwin Levy
Title:    President

MONTGOMERY CV TRUST

By: _________________________________
Name:
Title:

MESHON PARTIES:

____________________________________
LOUIS P. MESHON, SR.

DREXEL REALTY, INC.

By: _________________________________
Name:
Title:

ROYCE REALTY, INC.

By: _________________________________
Name:
Title:

MGA PAYROLL COMPANY INC.

By: _________________________________
Name: Louis P. Meshon, Sr.
Title: President

------------------------------------
MITCH LEIGH

MONTGOMERY D.C., INC.

By: _________________________________
Name: Louis P. Meshon, Sr.
Title: President

DANVILLE ASSOCIATES

BY:  MONTGOMERY D.C., INC.,
GENERAL PARTNER

By: _________________________________
Name: Louis P. Meshon, Sr.
Title: President

PARCEL ELEVEN-C.J.P. ASSOCIATES

By:__________________________________

LOUIS P. MESHON, SR.
GENERAL PARTNER

and

By:__________________________________

PAUL H. COHEN
GENERAL PARTNER

CHESTERBROOK SHOPPING CENTER

BY:  PARCEL 4 CHESTERBROOK CORP.,
GENERAL PARTNER

By: _________________________________
Name: Richard J. Fox
Title:

and

By:__________________________________

LOUIS P. MESHON, SR.
GENERAL PARTNER

and

By:__________________________________

PAUL H. COHEN
GENERAL PARTNER

CVS GLENSIDE EQUITIES

BY:   RETAIL PHARMACY PROPERTIES III, INC.,
GENERAL PARTNER

By: _________________________________
Name: Louis P. Meshon, Sr.
Title: President

MONTGOMERY A.C., INC.

By: _________________________________
Name: Louis P. Meshon, Sr.
Title: President

____________________________________
LOUIS P. MESHON, SR.

____________________________________
DAVID J. LISA

____________________________________
CHARLES T. MORRONEY

____________________________________
JAMES SEIP

____________________________________
H. LAWRENCE WILDE

WHITEMONT, INC.

By: _________________________________
Name: Louis P. Meshon, Sr.
Title:

WHITEMONT ASSOCIATES, L.P.

BY: WHITEMONT, INC.,
GENERAL PARTNER

By: _________________________________
Name: Louis P. Meshon, Sr.
Title:

GLENMONT-PLYMOUTH, L.P.

BY:  PLYMONT, INC.,
GENERAL PARTNER

By: _________________________________
Name: Louis P. Meshon, Sr.
Title: President

and

BY:  GLENVILLE PLYMOUTH, INC.,
by consent attached

COUNTY LINE PLAZA
REALTY ASSOCIATES, L.P.

BY: COUNTY LINE PLAZA REALTY, LLC,
GENERAL PARTNER

By:__________________________________
Name: LOUIS P. MESHON, SR.
Title:   PRESIDENT

COUNTY LINE PLAZA REALTY LLC

By:__________________________________
Name: LOUIS P. MESHON, SR.
Title:   PRESIDENT

LEVY PARTIES:

____________________________________________
H. IRWIN LEVY, Individually and in the
capacity as Executor of the Estate of Jeanne
Levy


____________________________________________
BERNARD LEVY, By H. Irwin Levy, Attorney in Fact Under Power of Attorney
Dated April 23, 1997


____________________________________________
ELAINE LEVY, By H. Irwin Levy, Attorney in
Fact Under Power of Attorney
Dated April 23, 1997


____________________________________________
JENNIE LEVY, Individually and as Trustee under the Myron Levy Family Trust,
By H. Irwin Levy, Attorney in Fact Under
Power of Attorney Dated April 17, 1997


____________________________________________
LILIAN LEVY, Individually and in the
capacity as Executrix of the Estate of
Benjamin Levy,
By H. Irwin Levy, Attorney in Fact Under
Power of Attorney Dated April 23, 1997


____________________________________________
ROBERT S. LEVY,

By H. Irwin Levy, Attorney in Fact Under
Power of Attorney Dated April 21, 1997

____________________________________________
CEIL LEVY

By H. Irwin Levy, Attorney in Fact Under
Power of Attorney Dated April 16, 1997

DOCUMENT CUSTODIANS:

The undersigned hereby agree as set forth in Section 1.11(b) of this Agreement:

____________________________________________
LOUIS P. MESHON, SR.

                                             Roberts & Holland LLP Draft No. 14A
                                                                October 30, 1997


                                   APPENDIX B
================================================================================









                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                            MONTGOMERY CV REALTY L.P.










                                December 31, 1997




================================================================================

                                TABLE OF CONTENTS

                                                                      PAGE

ARTICLE 1.            DEFINED TERMS..................................   1


ARTICLE 2.            ORGANIZATIONAL MATTERS.........................  15

         2.1          Continuation...................................  15
         2.2          Name...........................................  15
         2.3          Registered Office and Agent; Principal Office..  16
         2.4          Power of Attorney..............................  16
         2.5          Term...........................................  17


ARTICLE 3             PURPOSE........................................  18

         3.1          Purpose and Business...........................  18
         3.2          Powers.........................................  18


ARTICLE 4             CAPITAL CONTRIBUTIONS..........................  19

         4.1          Capital Contributions of the Partners..........  19
         4.2          Additional Funds...............................  22
         4.3          Issuance of Additional Partnership Interest;
                      Admission of Additional Limited Partners.......  24
         4.4          Intentionally Omitted..........................  25
         4.5          Repurchase of Shares; Excess Shares............  25
         4.6          No Third Party Beneficiary.....................  25
         4.7          No Interest; No Return.........................  25
         4.8          No Preemptive Rights...........................  25


ARTICLE 5             DISTRIBUTIONS..................................  26

         5.1          Regular Distributions..........................  26
         5.2          Qualification as a REIT........................  26
         5.3          Withholding....................................  26
         5.4          Additional Partnership Interest s............... 27
         5.5          Distributions Upon Liquidation.................  27


ARTICLE 6             ALLOCATIONS....................................  27

                                                                      PAGE

ARTICLE 7             MANAGEMENT AND OPERATIONS OF BUSINESS............  27

         7.1          Management.......................................  27
         7.2          Certificate of Limited Partnership...............  32
         7.3          Reimbursement of the General Partner and
                      the Company......................................  32
         7.4          Outside Activities of the General Partner........  33
         7.5          Contracts with Affiliates........................  33
         7.6          Indemnification..................................  34
         7.7          Liability of the General Partner.................  36
         7.8          Other Matters Concerning the General Partner.....  37
         7.9          Title to Partnership Assets......................  38
        7.10          Reliance by Third Parties........................  39


ARTICLE 8             RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS.......  39

         8.1          Limitation of Liability..........................  39
         8.2          Management of Business...........................  40
         8.3          Outside Activities of Limited Partners...........  40
         8.4          Return of Capital................................  40
         8.5          Rights of Limited Partners Relating to the
                      Partnership......................................  41
         8.6          Redemption Rights................................  42


ARTICLE 9             BOOKS, RECORDS, ACCOUNTING, AND REPORTS..........  47

         9.1          Records and Accounting...........................  47
         9.2          Fiscal Year......................................  47
         9.3          Reports..........................................  47


ARTICLE 10            TAX MATTERS......................................  48

           Preparation of Tax Returns..................................  48
           Tax Elections...............................................  48
           Tax Matters Partner.........................................  48
           Withholding.................................................  50

                                                                        PAGE



ARTICLE 11 TRANSFERS AND WITHDRAWALS...................................  52

           Transfer....................................................  52
           Transfer of the General Partner's and the
           Trust's Partnership Interests...............................  52
           Limited Partners' Rights to Transfer........................  53
           Substituted Limited Partners................................  56
           Assignees...................................................  56
           General Provisions..........................................  57


ARTICLE 12 ADMISSION OF PARTNERS.......................................  58

           Admission of Successor General Partner......................  58
           Admission of Additional Limited Partners....................  58
           Amendment of Agreement and Certificate of
           Limited Partnership.........................................  59

ARTICLE 13 DISSOLUTION, LIQUIDATION, AND TERMINATION...................  59

           Dissolution.................................................  59
           Winding Up..................................................  60
           No Obligation to Contribute Deficit.........................  62
           Rights of Limited Partners..................................  62
           Notice of Dissolution.......................................  62
           Termination of Partnership and Cancellation
           of Certificate of Limited Partnership.......................  63
           Reasonable Time for Winding-Up..............................  63
           Waiver of Partition.........................................  63


ARTICLE 14 AMENDMENT OF PARTNERSHIP AGREEMENT;
           ACTION BY LIMITED PARTNERS..................................  63

           Amendments..................................................  63
           Action by Limited Partners..................................  65

ARTICLE 15 GENERAL PROVISIONS..........................................  66

           Addresses and Notice........................................  66
           Titles and Captions.........................................  66
           Pronouns and Plurals........................................  66
           Further Action..............................................  66
           Binding Effect..............................................  66
           Creditors...................................................  66

                                                                        PAGE

           Waiver......................................................  66
           Counterparts................................................  66
           Applicable Law..............................................  67
           Invalidity of Provisions....................................  67
           Entire Agreement............................................  67


EXHIBIT A             PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

EXHIBIT B             ALLOCATIONS OF PARTNERSHIP ITEMS

EXHIBIT C             DESCRIPTION OF FLORIDA LAND

EXHIBIT D             FORM OF NOTICE OF REDEMPTION

EXHIBIT E             PROPERTIES TO WHICH SECTION 7.1A(3) IS APPLICABLE

EXHIBIT F             FORM OF LETTER

                              AMENDED AND RESTATED

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                            MONTGOMERY CV REALTY L.P.

                  This Amended and Restated Agreement of Limited Partnership of Montgomery CV Realty L.P., dated as of December 31, 1997, is entered into by and among Montgomery CV Trust (the "Trust"), a Delaware business trust, and the other parties whose names are set forth on Exhibit A attached hereto.

                  WHEREAS Montgomery CV Realty L.P. was formed pursuant to the Revised Uniform Limited Partnership Act of the State of Delaware by filing, on May 29, 1997, a certificate of limited partnership with the Secretary of State of the State of Delaware and entering into the Agreement of Limited Partnership of the Partnership (the "Original Agreement"); and

                  WHEREAS MCRLP LLC was the original general partner of the Partnership, MCRLP LLC's entire interest in the Partnership has heretofore been transferred to the Trust, with the effect that MCRLP LLC has withdrawn from the Partnership and the Trust is now the sole general partner of the Partnership, and Louis P. Meshon, Sr. (the "Original Limited Partner" or "Meshon") is currently the sole limited partner of the Partnership;

                  WHEREAS the Trust and the Limited Partners desire to continue the Partnership and to amend and to restate the Original Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree that the Original Agreement is hereby restated in its entirety as follows:

                                    ARTICLE 1

                                  DEFINED TERMS

                  The following definitions shall be applied for all purposes of this Agreement, unless otherwise clearly indicated to the contrary:

                  "Act" means the Delaware Revised Uniform Limited Partnership Act.

                  "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Section 4.3 and who is shown as such on the books and records of the Partnership.

                  "Adjusted Capital Account Deficit" means with respect to any Partner, the negative balance, if any, in such Partner's Capital Account as of the end of any relevant fiscal year, determined after giving effect to the following adjustments:

                           (a) credit to such Capital Account any portion of
such negative balance which such Partner (i) is treated as obligated to restore to the Partnership pursuant to the provisions of section 1.704-1(b)(2)(ii)(C) of the Regulations, or (ii) is deemed to be obligated to restore to the Partnership pursuant to the penultimate sentences of sections 1.704-2(g)(1) and 1.704-2(i)(5) of the Regulations; and

                           (b) debit to such Capital Account the items
described in sections 1.704-1(b)(2)(ii)(D)(4), (5), and (6) of the Regulations.

                  "Adjustment Factor" means 1.0; provided that, in the event that the Company (i) declares or pays a dividend on its outstanding Shares in Shares or makes a distribution to all holders of its outstanding Shares in Shares, (ii) subdivides or splits its outstanding Shares, or (iii) combines its outstanding Shares into a smaller number of Shares, the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor by a fraction, the numerator of which shall be the number of Shares issued and outstanding on the record date for such dividend, distribution, subdivision, or combination (assuming for such purposes that such dividend, distribution, subdivision, or combination has occurred as of such time) and the denominator of which shall be the actual number of Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision, or combination. Any adjustment to the Adjustment Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for the event giving rise thereto; it being intended that (x) adjustments to the Adjustment Factor are to be made in order to avoid unintended dilution or anti-dilution as a result of transactions in which Shares are issued, redeemed, or exchanged without corresponding issuance, redemption, or exchange of OP Units and (y) if a Specified Redemption Date shall fall between the record date and the effective date of any event of the type described above, the Adjustment Factor applicable to such redemption shall be adjusted to take into account such event.

                  "Affiliate" means, (a) with respect to any individual Person, any member of the Immediate Family of such Person or a trust established for the benefit of such member, or (b) with respect to any Entity, any Person which, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Entity.

                  "Agreement" means this Amended and Restated Agreement of Limited Partnership, as originally executed and as amended, modified, supplemented or restated from time to time, as the context requires.

                  "Assignee" means a Person to whom one or more OP Units have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in
Section 11.5.

                  "Available Cash" means, with respect to any applicable period of measurement, the excess, if any, during such period of:

                           (a) the gross cash receipts of the Partnership from
all sources whatsoever, including, without limitation, the following:

                                    (i)     all rents, revenues, income, and
         proceeds derived by the Partnership from its operations, including, without limitation, distributions received by the Partnership from any Entity in which the Partnership has an interest;

                                   (ii) all proceeds and revenues received by
         the Partnership on account of any sales of property of the Partnership or as a refinancing of or payments of principal, interest, costs, fees, penalties, or otherwise on account of any borrowings or loans made by the Partnership or financings or refinancings of any property of the Partnership;

                                   (iii) the amount of any insurance proceeds
         and condemnation awards received by the Partnership;

                                   (iv) all capital contributions or loans
         received by the Partnership from its Partners;

                                   (v) all cash amounts previously reserved by
         the Partnership, to the extent such amounts are no longer needed for the specific purposes for which such amounts were reserved; and

                                   (vi) the proceeds of liquidation of the
         Partnership's property in accordance with this Agreement, over (b) the sum of:


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



                                   (i) all operating costs and expenses,
         including costs relating to tenant improvements, brokerage expenses, taxes, and other expenses of the Properties of the Partnership and capital expenditures made during such period (without deduction, however, for any capital expenditures, charges for Depreciation, or other expenses not paid in cash or expenditures from reserves described in (viii), below);

                                   (ii) all costs and expenses expended or paid
         during such period in connection with the sale or other disposition, or financing or refinancing, of property of the Partnership or the recovery of insurance or condemnation proceeds;

                                   (iii) all fees, if any, provided for under
         this Agreement; all debt service, including principal

                                   (iv) and interest, paid during such period on
         all indebtedness (including under any line of credit) of the Partnership;

                                   (v) all capital contributions, advances,
         reimbursements, or similar payments made to any Person in which the Partnership has an interest;

                                   (vi) all loans made by the Partnership in
         accordance with the terms of this Agreement;

                                   (vii) all reimbursements to the General
         Partner or its Affiliates during such period; and

                                   (viii) any new reserves or increases in
         reserves reasonably determined by the General Partner to be necessary for working capital, acquisitions, capital improvements, payments of periodic expenditures, debt service, or other purposes for the Partnership or any Person in which the Partnership has an interest.

Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership.

                  "Capital Account" means with respect to any Partner, the Capital Account maintained for such Partner in accordance with section 1.704-1(b) of the Regulations and the following provisions:

                           a.       to each Partner's Capital Account there
shall be credited (i) such Partner's Capital Contributions, (ii) such Partner's distributive share of Net Income and any items in the


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



nature of income or gain which are specially allocated to such Partner pursuant to Paragraphs 1 and 2 of Exhibit B, and (iii) the amount of any Partnership liabilities assumed by such Partner or which are secured by any asset distributed to such Partner;

                           b.       to each Partner's Capital Account there
shall be debited (i) the amount of cash and the Gross Asset Value of any property distributed to such Partner pursuant to any provision of this Agreement, (ii) such Partner's distributive share of Net Losses and any items in the nature of expenses or losses which are specially allocated to such Partner pursuant to Paragraphs 1 and 2 of Exhibit B, and (iii) the amount of any liabilities of such Partner assumed by the Partnership or which are secured by any asset contributed by such Partner to the Partnership; and

                           c.       in the event all or a portion of a
Partnership Interest is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Partnership Interest.

The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with sections 1.704-1(b) and 1.704-2 of the Regulations, and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall reasonably determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed assets or which are assumed by the Partnership, the General Partner or any Limited Partner) are computed in order to comply with such Regulations, the General Partner may make such modification; provided that it does not have an adverse effect on the amounts distributable to any Partner pursuant to Article 13 upon the dissolution of the Partnership. Pursuant to Regulations section 1.704-1(b)(2)(iv)(F) and (H) and after giving effect to Sections 2.1 and 4.1F, but before giving effect to the remainder of Article 4, the balance in the Capital Account of each of the Trust and the Original Limited Partner shall equal zero.

                  "Capital Contribution" means, with respect to any Partner, any cash, cash equivalents, or the Gross Asset Value of property which such Partner contributes or is deemed to contribute to the Partnership pursuant to Article 4.

                  "Cash Amount" means an amount of cash equal to the Value on the Specified Redemption Date of the Shares Amount.

                  "Certificate" means the Certificate of Limited
Partnership of the Partnership filed in the office of the


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



Delaware Secretary of State, as amended or restated from time to time in accordance with the terms hereof and the Act.

                  "Certificate of Incorporation" means the Certificate of Incorporation (or other instrument serving a similar function) of the Company, as amended and restated from time to time.

                  "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

                  "Company" means CV Reit, Inc., a Delaware corporation.

                  "Contributed Property" means each property or other asset, in such form as may be permitted by the Act, contributed or deemed contributed to the Partnership by any Partner (including any deemed contributions to the Partnership on termination and reconstitution thereof pursuant to Regulations promulgated under section 708 of the Code).

                  "Depreciation" means, with respect to any asset of the Partnership for any fiscal year or other period, the depreciation, depletion, amortization, or other cost recovery deduction, as the case may be, allowed or allowable for Federal income tax purposes in respect of such asset for such fiscal year or other period; provided, however, that except as otherwise provided in the Regulations, if there is a difference between the Gross Asset Value (including the Gross Asset Value, as increased pursuant to paragraph 1 of the definition of Gross Asset Value) and the adjusted tax basis of such asset at the beginning of such fiscal year or other period, Depreciation for such asset shall be an amount that bears the same ratio to the beginning Gross Asset Value of such asset as the Federal income tax depreciation, depletion, amortization, or other cost recovery deduction for such fiscal year or other period bears to the beginning adjusted tax basis of such asset; provided, further, that if the Federal income tax depreciation, depletion, amortization, or other cost recovery deduction for such asset for such fiscal year or other period is zero, Depreciation of such asset shall be determined with reference to the beginning Gross Asset Value of such asset using any reasonable method selected by the General Partner.

                  "Employment Agreement" means the Employment Agreement of even date herewith between the Trust and Meshon.


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



                  "Entity" means any general partnership, limited partnership, corporation, joint venture, trust, business trust, real estate investment trust, limited liability company, cooperative, or association.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time (or any corresponding provisions of succeeding laws).

                  "Escrow Agreement" means the Escrow Agreement among _______, executed as of the date hereof.

                  "Florida Land" means the real property described in Exhibit C. To the extent that neither ownership of the long term recreation notes collateralized by first mortgages on the recreation facilities at the Century Village Communities in West Palm Beach, Deerfield Beach, and Boca Raton, Florida, nor the interest of the Trust or its Affiliates in a limited liability company or other Entity owning such notes is transferred to the Partnership, "Florida Land" shall also include such notes (and the outstanding Collateralized Mortgage Obligations collateralized by such notes shall be considered debt attributable to such notes).

                  "GAAP" means United States generally accepted accounting principles, as in effect from time to time.

                  "General Partner" means the general partner of the Partnership from time to time.

                  "General Partner Interest" means a Partnership Interest held by the General Partner, in its capacity as general partner. A General Partner Interest may be expressed as a number of OP Units.

                  "Gross Asset Value" means, with respect to any asset of the Partnership, such asset's adjusted basis for Federal income tax purposes, except as follows:

                           1.       the initial Gross Asset Value of any asset
contributed by a Partner to the Partnership shall be the gross fair market value of such asset, without reduction for liabilities, as determined by the contributing Partner and the Partnership on the date of contribution thereof and, in the case of the Initial Contributed Property, as reflected on Exhibit A;

                           2.       if the General Partner reasonably determines
that an adjustment is necessary or appropriate to reflect the relative economic interests of the Partners, the Gross Asset Values of all Partnership assets shall be adjusted in accordance with sections 1.704-1(b)(2)(iv)(F) and (G) of the Regulations to equal their respective gross fair market values, without reduction for liabilities, as reasonably determined by the General Partner, as of the following times:

                                    a. a Capital Contribution (other than a de
minimis Capital Contribution) to the Partnership by a new or existing Partner as consideration for a Partnership Interest; or

                                    b. the distribution by the Partnership to a
Partner of more than a de minimis amount of Partnership assets as consideration for the repurchase of a Partnership Interest; or

                                    c. the liquidation of the Partnership within
the meaning of section 1.704-1(b)(2)(ii)(G) of the Regulations;

                           3. the Gross Asset Values of Partnership assets
distributed to any Partner shall be the gross fair market values of such assets without reduction for liabilities, as reasonably determined by the General Partner as of the date of distribution; and

                           4. the Gross Asset Values of Partnership assets shall
be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to sections 734(b) or 743(b) of the Code, but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to section 1.704-1(b)(2)(iv)(M) of the Regulations (as set forth in Exhibit B); provided, however, that Gross Asset Values shall not be adjusted pursuant to this paragraph (4) to the extent that the General Partner reasonably determines that an adjustment pursuant to paragraph (2) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this paragraph (4).

At all times, Gross Asset Values shall be adjusted by any Depreciation taken into account with respect to the Partnership's assets for purposes of computing Net Income and Net Loss. In the event that Meshon is subject to a reduction in OP Units under section 8 of the Employment Agreement (but only if Meshon shall have made an election under section 83(b) of the Code with respect to the issuance to him of OP Units in exchange for shares in Drexel, Royce, or Reorganized Drexel (each as defined in the Master Agreement)), the Capital Account of Meshon and the Gross Asset Value of such shares shall be reduced to reflect such reduction in OP Units conformably with the principles of Section 4.1C and 4.1D and the principles used to prepare Exhibit A.

                  "Immediate Family" means, with respect to any individual, such individual's spouse, parents, parents-in-law, descendants, nephews, nieces, brothers, sisters, brothers-in-law, sisters-in-law, stepchildren, sons-in-law, and daughters-in-law or any trust solely for the benefit of any of the foregoing family members whose sole beneficiaries include the foregoing family members.

                  "Incapacity" or "Incapacitated" means, (i) as to any individual Partner, death, total physical disability, or entry of an order, judgment, or decree by a court of competent jurisdiction adjudicating such Partner incompetent to manage such Partner's person or estate; (ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership; (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization, or other relief under any bankruptcy, insolvency, or other similar law now or hereafter in effect; (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency, or similar law now or hereafter in effect has been entered against the Partner; (c) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors; (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b), above; (e) the Partner seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator for the Partner or for all or any substantial part of the Partner's properties; (f) any proceeding seeking liquidation, reorganization, or other relief of or against such Partner under any bankruptcy, insolvency, or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof;
(g) the appointment without the Partner's consent or acquiescence of a trustee, receiver, or liquidator has not been vacated or stayed within ninety (90) days of such appointment; or (h) an appointment referred to in clause (g) which has been stayed is not vacated within ninety (90) days after the expiration of any such stay.

                  "Indemnitee" means (i) any Person made a party to a proceeding by reason of (A) such Person's status as (1) the General Partner or an Affiliate thereof, (2) a director, trustee, or officer of the Partnership or the General Partner (or an Affiliate thereof), or (3) in the case of a director, trustee, or officer of any other Entity, each Person serving in such capacity at the request of the Partnership or the General Partner, or (B) such Person's liabilities, pursuant to a loan guarantee or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken assets subject to); and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

                  "Initial Contributed Property" means the property contributed to the Partnership pursuant to the terms of the Master Agreement.

                  "Lien" means any lien, security interest, mortgage, deed of trust, charge, claim, encumbrance, pledge, option, or right of first offer or first refusal and any other right or interest of others of any kind or nature, actual or contingent, or other encumbrance of any nature whatsoever.

                  "Limited Partner" means the Trust and any other Person named as a Limited Partner in Exhibit A or any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a limited partner of the Partnership. For purposes of any vote of the Limited Partners in connection with any merger, consolidation, or conversion involving the Partnership (except as provided in the definition of "Qualifying Limited Partner Interest"), the Limited Partners shall be treated as a single class or group.

                  "Limited Partner Interest" means a Partnership Interest of a Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled, as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partner Interest may be expressed as a number of OP Units.

                  "Liquidating Event" has the meaning set forth in
Section 13.1.

                  "Liquidator" has the meaning set forth in Section 13.2.

                  "Lock-Up Period" means a period of 12 months commencing on the date hereof.

                  "Master Agreement" means the Definitive Master Agreement dated as of September __, 1997, among the Company, the Trust, Drexel Realty, Inc., and certain other Persons, as amended.

                  "Net Income" or "Net Loss" means, for each fiscal year or other applicable period, an amount equal to the Partnership's taxable income or loss for such year or period as determined for Federal income tax purposes by the General Partner, determined in accordance with section 703(a) of the Code (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to section 703(a) of the Code shall be included in taxable income or loss), adjusted as follows: (a) by including as an item of gross income any tax-exempt income received by the Partnership and not otherwise taken into account in computing Net Income or Net Loss; (b) by treating as a deductible expense any expenditure of the Partnership described in section 705(a)(2)(B) of the Code (or which is treated as a section 705(a)(2)(B) expenditure pursuant to section 1.704-1(b)(2)(iv)(I) of the Regulations) and not otherwise taken into account in computing Net Income or Net Loss, including amounts paid or incurred to organize the Partnership (unless an election is made pursuant to section 709(b) of the Code) or to promote the sale of interests in the Partnership and by treating deductions for any losses incurred in connection with the sale or exchange of Partnership property disallowed pursuant to sections 267(a)(1) or 707(b) of the Code as expenditures described in section 705(a)(2)(B) of the Code; (c) by taking into account Depreciation in lieu of depreciation, depletion, amortization, and other cost recovery deductions taken into account in computing taxable income or loss; (d) by computing gain or loss resulting from any disposition of Partnership property with respect to which gain or loss is recognized for Federal income tax purposes by reference to the Gross Asset Value of such property rather than its adjusted tax basis; (e) in the event of an adjustment of the Gross Asset Value of any Partnership asset which requires that the Capital Accounts of the Partnership be adjusted pursuant to sections 1.704-1(b)(2)(iv)(e), (f), and (g) of the Regulations, by taking into account the amount of such adjustment as if such adjustment represented additional Net Income or Net Loss pursuant to Exhibit B; and (f) by not taking into account in computing Net Income or Net Loss items separately allocated to the Partners pursuant to Paragraphs 1 and 2 of Exhibit B and Sections 4.1 and 7.3B.

                  "Nonrecourse Deductions" has the meaning set forth in sections 1.704-2(b)(1) and 1.704-2(c) of the Regulations.

                  "Nonrecourse Liabilities" has the meaning set forth in
section 1.704-2(b)(3) of the Regulations.

                  "OP Unit" means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Sections 4.1, 4.2, and
4.3. The number of OP Units outstanding and the Percentage Interests in the Partnership represented by such OP Units are set forth in Exhibit A, as such Exhibit may be amended from time to time. The ownership of OP Units shall be evidenced by such form of certificate for units as the General Partner adopts from time to time. The General Partner may reflect on any such certificate any transfer or other restriction, forfeitability risk, or similar matter that pertains to the OP Units evidenced thereby.

                  "Partner" means a General Partner or a Limited Partner, and "Partners" means the General Partner and the Limited Partners collectively.

                  "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations section 1.704-2(i)(3).

                  "Partner Nonrecourse Debt" has the meaning set forth in Regulations section 1.704-2(b)(4).

                  "Partner Nonrecourse Deductions" has the meaning set forth in Regulations section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership taxable year shall be determined in accordance with the rules of Regulations section 1.704-2(i)(2).

                  "Partnership" means Montgomery CV Realty L.P.

                  "Partnership Interest" means an ownership interest in the Partnership representing a Capital Contribution by a Limited Partner, the General Partner, or the predecessor in interest of a Partner or of an Assignee and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided and limited in this Agreement, including specifically, but without limitation, Section 11.5, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of OP Units.

                  "Partnership Minimum Gain" has the meaning set forth in Regulations section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in a Partnership Minimum Gain, for a Partnership taxable year shall be determined in accordance with the rules of Regulations section 1.704-2(d).

                  "Partnership Record Date" means the record date established by the General Partner for the distribution of Available Cash pursuant to Section 5.1.

                  "Partnership Year" means the fiscal year of the Partnership, as set forth in Section 9.2.

                  "Percentage Interest" means, as to a Partner or Assignee, the fractional part of the Partnership Interests owned by such Partner or Assignee and determined from time to time by dividing the number of OP Units owned by such Partner or Assignee at any such time by the total number of OP Units outstanding at such time.

                  "Permitted Partners" has the meaning set forth in subparagraph 1(b) of Exhibit B.

                  "Permitted Transferee" means any person to whom OP Units are permitted to be Transferred in accordance with Section 11.3 (determined without regard to Section 11.3E(3)(iii)).

                  "Person" means an individual or Entity.

                  "Qualifying Limited Partner Interest" at any time means (a) if 5% or more of the OP Units at that time are not then held by the Trust or its Affiliates, a majority of the OP Units of the Limited Partners (not including OP Units originally issued to the Trust and then held by the Trust or its Affiliates, but specifically including OP Units originally issued to other Limited Partners and subsequently acquired by the Trust or its Affiliates pursuant to Section 8.6 or otherwise) and (b) otherwise, the OP Units then held by the Trust and its Affiliates.

                  "Quarter" means each of the three month periods ending on March 31, June 30, September 30, and December 31.

                  "Regulations" means the final, temporary, or proposed Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "REIT" means a real estate investment trust as defined in
section 856 of the Code.

                  "REIT Requirements" has the meaning set forth in
Section 5.2.

                  "Restricted Partner" has the meaning set forth in
Section 1(b) of Exhibit B.

                  "Section," "Article," or "Exhibit," when used without reference to the Code, ERISA, the Act, the Regulations, regulations of the Department of Labor, or other statute or document means a section or article of or exhibit to, as the case may be, this Agreement.

                  "Share" means a share of Common Stock of the Company, par value $0.01 per share.

                  "Shares Amount" means a number of Shares equal to the product of the number of OP Units offered for redemption by a Redeeming Partner times the Adjustment Factor; provided that, in the event the Company issues to all holders of Shares rights, options, warrants, or convertible or exchangeable securities entitling such holders to subscribe for or to purchase Shares (collectively, the "rights"), then, for purposes of computing the Cash Amount and the Shares Amount, but only if the Redeeming Partner shall tender to the Trust the consideration needed pursuant to such rights, options, warrants, or securities to subscribe for or to purchase Shares, the Shares Amount shall also include the number of Shares that a holder of Shares (in an amount equal to the product of the number of OP Units offered for redemption times the Adjustment Factor) would be entitled to receive upon exercise of such rights, options, warrants, or securities. In the case of a change in identity, form, or place of organization of the Company, the "Shares Amount" shall mean a number of shares, certificates of beneficial interest, or other securities of the successor to the Company in connection with such change equal to the product of the number of OP Units offered for redemption by a Redeeming Partner times the Adjustment Factor times the number (or fractional number) of such shares, certificates of beneficial interest, or other securities issued in exchange for one Share in connection with such change (and such shares, certificates of beneficial interest, or other securities shall be considered "Shares" for purposes hereof).

                  "Specified Redemption Date" means the tenth business day after receipt by the General Partner of a Notice of Redemption.

                  "Stock Option Plans" means any plan adopted from time to time by the General Partner, the Partnership, or any of their respective Affiliates (including, without limitation, Reorganized Drexel (as defined in the Master Agreement)) pursuant to which Shares are issued, or options to acquire Shares are granted, to employees or trustees of the General Partner, employees of the Partnership, or employees of their respective Affiliates in consideration for services or future services.

                  "Subsidiary" means, with respect to any Person, any corporation, partnership, or other Entity of which a majority of (i) the voting power of the voting equity securities; or (ii) the outstanding equity interests, is owned, directly or indirectly (including, without limitation, through one or more other Subsidiaries), by such Person.

                  "Substituted Limited Partner" means a Person who is admitted as a limited partner to the Partnership pursuant to Section 11.4.

                  "Tax Items" has the meaning set forth in Exhibit B.

                  "Terminating Capital Transaction" means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.

                  "Transfer," as a noun, means any sale, assignment, conveyance, pledge, hypothecation, gift, encumbrance, or other transfer and, as a verb, means to sell, assign, convey, pledge, hypothecate, give, encumber, or otherwise transfer.

                  "Value" of a Share on a Specified Redemption Date means the closing trading price of such Share on the New York Stock Exchange for the date on which the Notice of Redemption is received by the General Partner (or, if such date is not a trading day, on the next succeeding trading day).

                  Certain additional terms and phrases have the meanings set forth in Exhibit B.

                                    ARTICLE 2

                             ORGANIZATIONAL MATTERS

                  2.1 CONTINUATION. The Partners hereby agree to continue the Partnership under and pursuant to the Act. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Trust has heretofore been admitted to the Partnership as the General Partner. The Limited Partners are hereby admitted to the Partnership as limited partners. The Trust agrees that it shall be entitled to a return of MCRLP LLC's capital contribution, if any, and not to any other distribution from the Partnership in respect of MCRLP LLC's capital contribution. The Original Limited Partner shall be entitled to a return of his capital contributions heretofore made.

                  2.2 NAME. The name of the Partnership shall continue to be Montgomery CV Realty L.P. The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may, upon 5 days prior written notice to the Limited Partners, change the name of the Partnership.

                  2.3 REGISTERED OFFICE AND AGENT; PRINCIPAL OFFICE. The address of the registered office of the Partnership in the State of Delaware and the name and address of the registered agent for service of process on the Partnership in the State of Delaware is The Corporation Trust Company, 1029 Orange Street, Wilmington, DE 19801 or such other address and/or registered agent as the General Partner may from time to time designate. The principal office of the Partnership shall be 580 West Germantown Pike, Plymouth Meeting, PA 19462, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

                  2.4      POWER OF ATTORNEY.

                  A. Each Limited Partner and each Assignee hereby constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

                                    (1) execute, swear to, acknowledge, deliver,
file, and record in the appropriate public offices (a) all certificates, documents, and other instruments (including, without limitation, this Agreement and the Certificate and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify, or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may or plans to conduct business or own property, including, without limitation, any documents necessary or advisable to convey any Contributed Property to the Partnership; (b) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification, or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal, or substitution of any Partner pursuant to, or other events described in, Article 11, 12, or 13 or the Capital Contribution of any Partner; and (e) all certificates, documents, and other instruments relating to the determination of the rights, preferences, and privileges of any Partnership Interest; and

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



                                    (2) execute, swear to, seal, acknowledge,
and file all ballots, consents, approvals, waivers, certificates, and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm, or ratify any vote, consent, approval, agreement, or other action which is made or given by the Partners hereunder or is consistent with the terms of this agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with Article 14 or as may be otherwise expressly provided for in this Agreement.

                           B.       The foregoing power of attorney is hereby
declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the Transfer of all or any portion of such Limited Partner's or Assignee's OP Units and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns, and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney, and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate, or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within fifteen (15) days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney, and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

                  2.5 TERM. The term of the Partnership commenced on the date the Certificate was filed and shall continue until December 31, 2096, unless the Partnership is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law.

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




                                    ARTICLE 3

                                     PURPOSE

                  3.1 PURPOSE AND BUSINESS. The purpose and nature of the business to be conducted by the Partnership is to conduct any business that may be lawfully conducted by a limited partnership formed pursuant to the Act including, without limitation, to engage in the following activities: to acquire, hold, own, develop, construct, improve, maintain, operate, sell, lease, transfer, encumber, convey, exchange, and otherwise dispose of or deal with real and personal property of all kinds; to undertake such other activities as may be necessary, advisable, desirable, incidental, or convenient to the business of the Partnership; and to engage in such other ancillary activities as shall be necessary or desirable to effectuate the foregoing purposes; all with a view to enabling the Partnership, consistent with operation of the Partnership in a prudent manner, to make pro rata distributions to all the Partners of at least 29(cent) per OP Unit per quarter (or such greater amount as may be required to enable the Trust to make distributions to the Company sufficient to enable the Company to pay a regular quarterly dividend of at least 29(cent) per share and any other dividend required to cause the Company to continue to qualify as a REIT to which the provisions of part II of subchapter M of chapter 1 of the Code apply), it being understood that no guarantee can be given that this purpose can be achieved. (In the event that an event described in clauses (i), (ii), or (iii) of the definition of "Adjustment Factor" occurs with respect to the Shares, the figure of 29(cent) contained in this Section 3.1 and in Sections 4.2B, 4.3A, and 7.8F shall be adjusted and shall be deemed to refer to the per share equivalent of a distribution by the Company of the same total amount as would have been distributed had no such event occurred and had 29(cent) per share been distributed.) The Partnership shall have all powers necessary, advisable, desirable, incidental, or convenient to accomplish the purposes enumerated. In connection with the foregoing, but subject to all of the terms, covenants, conditions, and limitations contained in this Agreement and any other agreement entered into by the Partnership, the Partnership shall have full power and authority to enter into, perform, and carry out contracts of any kind, to borrow money and to issue evidences of indebtedness, whether or not secured by mortgage, trust deed, pledge, or other Lien, and, directly or indirectly, to acquire and construct additional properties necessary or useful in connection with its business.

                  3.2 POWERS. The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to, or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership (including

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



specifically, but without limitation, to exercise all of the powers set out in
Section 7.1); provided, that the Partnership shall, at the request of the Trust, refrain from taking any action which, in the Trust's good faith belief, (i) could adversely affect the ability of the Company to continue to qualify as a REIT to which the provisions of part II of subchapter M of chapter 1 of the Code apply (and as a "corporation subject to a tax imposed by subchapter M," within the meaning of section 11(c) of the Code) or to pay the regular quarterly dividend described in Section 3.1; (ii) could subject the Company to any additional taxes or other liability under the Code, including specifically, but without limitation, under sections 30, 42, 45A, 49, 50, 55, 453, 453A, 531, 541,
857, 1294, or 4981 of the Code; or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the Trust, its Affiliates, or their respective securities or properties.

                                    ARTICLE 4

                              CAPITAL CONTRIBUTIONS

                  4.1      CAPITAL CONTRIBUTIONS OF THE PARTNERS.

                           A.       At the time of the execution of this
Agreement, the Partners shall make the Capital Contributions contemplated by the Master Agreement and shall be issued OP Units in exchange therefor, all as set forth in Exhibit A (as such Exhibit A may hereafter be amended or corrected by the General Partner to reflect the provisions hereof). To the extent the Partnership acquires any property by the merger of any other Person into the Partnership, Persons who receive Partnership Interests in exchange for their interests in the Person merging into the Partnership shall become Partners and shall be deemed to have made Capital Contributions as provided in the applicable merger agreement and as set forth in Exhibit A, as amended to reflect such deemed Capital Contributions. Each Partner shall own OP Units in the amounts set forth for such Partner in Exhibit A and shall have a Percentage Interest in the Partnership set forth in Exhibit A (but such OP Units and Percentage Interests may be further adjusted pursuant to Sections 4.1C and 4.1D). The number of OP Units held by the General Partner, in its capacity as general partner, shall be deemed to be the General Partner Interest. The number of OP Units issued to each Partner and the Capital Account of certain Partners shall be further adjusted in the circumstances provided in Section 4.1C and 4.1D (and the Gross Asset Value of property contributed by any Partner whose Capital Account is so adjusted shall be correspondingly adjusted). No Person holding additional OP Units issued pursuant to Section 4.1C shall be entitled to any distributions with respect to such OP Units by reason of distributions made by the

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



Partnership prior to the issuance of such additional OP Units and no Partner whose number of OP Units is reduced pursuant to Section 4.1C and 4.1D shall be required solely by reason thereof to return to the Partnership any distributions received prior to such reduction (but such Person may otherwise have liability to the Partnership or to other Persons under the Master Agreement). If, as a result of the making of any such distributions prior to any such issuance or reduction, the Capital Accounts of the Partners shall be disproportionate to their Percentage Interests following such issuance or reduction, gross income or gross deductions of the Partnership shall be allocated to eliminate the disproportion so resulting.

                           B.       The Trust shall contribute (or shall cause
the Company and its qualified REIT subsidiaries to contribute) to the Partnership the net cash flow of the Company and such qualified REIT subsidiaries (including net sales and refinancing proceeds) attributable to ownership of the Florida Land (after payment of any expenditures of the Company and such qualified REIT subsidiaries with respect to the Florida Land, including, without limitation, management fees and principal and interest on any debt of the Company and such qualified REIT subsidiaries attributable to the Florida Land) and shall follow (and shall cause the Company and its qualified REIT subsidiaries to follow) the directions of the Partnership with respect to the management, ownership, leasing, development, financing, and sale of the Florida Land. Such contribution shall be made promptly upon the realization of such amounts. No additional OP Units shall be issued to the Trust, the Company, or such qualified REIT subsidiaries in connection with such contribution. Although, notwithstanding Section 4.1A and unless the Trust shall otherwise determine, title to the Florida Land and all interests therein shall remain vested in the Company or such qualified REIT subsidiaries and shall not be, and shall not be deemed to have been, granted, assigned, transferred, or otherwise conveyed to or vested in the Partnership, this Agreement, including without limitation the determination of Capital Contributions, Available Cash, and Net Income and Net Loss, shall be applied as though the Florida Land had been contributed to the Partnership by the Trust on the date hereof, subject to any debt of the Company and such qualified REIT subsidiaries attributable to the Florida Land. The intent of this provision and of Section 7.3B is that the Partnership (and not the Trust, the Company, or such qualified REIT subsidiaries) shall have the economic benefits and burdens that the Partnership would have had if it did own the Florida Land, subject to any debt of the Company and such qualified REIT subsidiaries attributable to the Florida Land, with the effect that the income, loss, cash flow, and cash expenditures attributable to the Florida Land shall be treated as income, loss, cash flow, and cash expenditures of the Partnership and not of the Trust, the Company, or such qualified REIT subsidiaries (and, to the extent they are for any reason not so treated, the

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



principles of the antepenultimate sentence of Section 7.3B shall apply). The Trust may at any time transfer (or cause to be transferred) all or any portion of the Florida Land, or all or any portion of the ownership interests in an Entity owning the Florida Land, to the Partnership and, to the extent of such transfer, this Section 4.1B and Section 7.3B, to the extent relating to the Florida Land, shall cease to apply. No additional OP Units shall be issued to the Trust, the Company, or its qualified REIT subsidiaries in connection with such a transfer.

                           C.       Sections 1.6C, 1.9, and 2.1 of the Master
Agreement provide that the number of OP Units to be issued to the Meshon Parties and the Levy Parties (each as defined in the Master Agreement) may, in certain circumstances, be adjusted. Such sections 1.6C, 1.9, and 2.1 are hereby incorporated herein, to the extent relating to OP Units to be issued to the Meshon Parties and the Levy Parties, but not otherwise reflected on Exhibit A. Any OP Units issued pursuant to the preceding sentences of this Section 4.1C shall be deemed for purposes of Section 8.6 to have been issued on the date hereof. To the extent ascertainable on the date hereof, the amounts reflected on Exhibit A shall give effect to the provisions of this Section 4.1C and, to the extent ascertained hereafter, any adjustments to such amounts shall be reflected on an amended or corrected Exhibit A prepared by the General Partner pursuant to
Section 4.1A.

                           D.       (1)     [INTENTIONALLY OMITTED.]

                           (2)      In the event of any inaccuracy in or breach
of any representation or warranty made in the Master Agreement by any Limited Partner (or predecessor in interest of a Limited Partner or Assignee) other than the Trust and if the Company or the Trust exercises its rights under section 1.4(b) of the Master Agreement, but subject to the provisions of section 12.2 of the Master Agreement (relating to time limitations on representations and warranties), the number of OP Units held by such Limited Partner (or the successor in interest of such Limited Partner) shall be reduced. If such inaccuracy or breach related to matters entering into the calculation of net operating income of any real property, interests in which were directly or indirectly contributed to the Partnership by such Limited Partner (or predecessor in interest of a Limited Partner or Assignee), the number of OP Units shall be reduced by 1 for each $1.16 per annum by which the net operating income attributable to the interest so contributed was overstated. If such inaccuracy or breach related to any other matter, the number of OP Units shall be reduced by 1 for each $11 by which the Partnership is damaged by reason of such inaccuracy or breach. Certain OP Units may be held in escrow pursuant to the Escrow Agreement to enforce the rights and obligations of the parties under this Section 4.1D(2) (but,

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



consistently with the penultimate sentence of Section 4.1A, the rights of any Person to distributions with respect to such OP Units shall not be reduced until such number of OP Units is actually reduced and such distributions shall be paid to such Person and shall not be held under the Escrow Agreement). The provisions of this Section 4.1D(2) shall not preclude the exercise of any other remedy otherwise available to any party for any inaccuracy in or breach of any representation or warranty made in the Master Agreement or other breach hereof or of the Master Agreement by any other party.

                           E.       The Partners shall have no obligation to
make any additional Capital Contributions or loans to the Partnership.

                           F.       The Partnership and Meshon are parties to an
Agency Agreement pursuant to which they have acknowledged that the limited partnership interests in County Line Plaza Realty Associates, L.P. were being held by Meshon solely as an agent for the Partnership and the Partnership has instructed Meshon to convey such interests to the Partnership.

                           G.       The General Partner shall give notice to any
Partner or Assignee affected thereby (and to the escrow agent under the Escrow Agreement) at the time of making any adjustment under Section 4.1C or 4.1D.

                  4.2      ADDITIONAL FUNDS.

                           A.       The sums of money required to finance the
business and affairs of the Partnership shall be derived from the initial Capital Contributions made to the Partnership by the Partners as set forth in
Section 4.1 and from funds generated from the operation and business of the Partnership including, without limitation, distributions directly or indirectly received by the Partnership from any Entity. The General Partner may, in its sole and absolute discretion, in such amounts and at such times as it solely shall determine to be necessary or appropriate, (i) cause the Partnership to issue additional Partnership Interests and admit additional limited partners to the Partnership in accordance with Section 4.3; (ii) make additional Capital Contributions to the Partnership (subject to the provisions of Section 4.2B);
(iii) in the event additional financing is needed from sources other than as set forth in the preceding sentence for any reason, cause the Partnership to borrow money, enter into loan arrangements, issue debt securities, obtain letters of credit, or otherwise borrow money on a secured or unsecured basis; (iv) make a loan or loans to the Partnership (subject to Section 4.2B); or (v) except as provided in Section 7.1A(3), sell any assets or properties of the Partnership. In no event shall the Limited Partners be required to make any additional Capital Contributions or any loan to, or

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



otherwise provide any financial accommodation for the benefit of, the Partnership.

                           B.       If the Company shall issue any debt
securities (otherwise than to enable the Company to pay its regular quarterly dividend of 29(cent) per share and any other dividend required to cause the Company to continue to qualify as a REIT to which the provisions of part II of subchapter M of chapter 1 of the Code apply), preferred stock, or common stock (including additional Shares (otherwise than (i) in connection with payment of the Shares Amount or (ii) in connection with the conversion or exchange of securities of the Company solely in conversion or exchange for other securities of the Company)) or rights, options, warrants, or convertible or exchangeable securities containing the right to subscribe for or purchase any of the foregoing (collectively, "Securities"), the Trust shall (i) in the case of debt securities, lend to the Partnership an amount equal to the proceeds of or consideration received for such Securities on the same terms and conditions, including interest rate and repayment schedule, as shall be applicable with respect to or incurred in connection with the issuance of such Securities and the proceeds of, or consideration received from, any subsequent exercise, exchange, or conversion thereof (if applicable); (ii) in the case of equity Securities senior or junior to the Shares as to dividends and distributions on liquidation, contribute to the Partnership an amount equal to the proceeds of or consideration (including any property or other non-cash assets) received for such Securities and the proceeds of, or consideration received from, any subsequent exercise, exchange, or conversion thereof (if applicable), and receive from the Partnership interests in the Partnership in consideration therefor with the same terms and conditions, including dividend, dividend priority, and liquidation preference, as are applicable to such Securities; and
(iii) in the case of Shares or other equity Securities on a parity with the Shares as to dividends and distributions on liquidation (including, without limitation, Shares or other Securities issued upon exercise of options issued under the Stock Option Plans), contribute to the Partnership an amount equal to the proceeds of or consideration (including any property or other non-cash assets) received for such Securities and the proceeds of, or consideration received from, any subsequent exercise, exchange, or conversion thereof (if applicable), and receive from the Partnership a number of additional OP Units in consideration therefor equal to the product of (x) the number of Shares or other equity Securities on a parity with Shares (appropriately adjusted if such parity is not share-for-share) issued by the Company, multiplied by (y) a fraction the numerator of which is one and the denominator of which is the Adjustment Factor in effect on the date of such contribution.

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




                  4.3 ISSUANCE OF ADDITIONAL PARTNERSHIP INTERESTS; ADMISSION OF ADDITIONAL LIMITED PARTNERS.

                           A.       In addition to any Partnership Interests
issuable by the Partnership pursuant to Section 4.2, the General Partner (with the consent of the Trust, if the Trust is not the General Partner) is authorized to cause the Partnership to issue additional Partnership Interests (or options therefor) in the form of OP Units or other Partnership Interests junior to the OP Units to any Persons at any time or from time to time, for consideration not less than the fair market value thereof (or the fair market value as of the date an option is granted) (as such fair market value is determined in the good faith discretion of the General Partner's directors or trustees), and on such terms and conditions, as the General Partner shall establish in each case in its sole and absolute discretion, without any approval being required from any Limited Partner (other than the Trust, if the Trust is not the General Partner) or any other Person; provided, however, that (i) such issuance does not effect a material adverse impact (as such material adverse impact is determined in the good faith discretion of the General Partner's Board of Directors) on (A) the existing Limited Partners' right to exercise their rights under Section 8.6, (B) the economic effect upon the Limited Partners of the allocations set forth in Exhibit B (other than due to the issuance of OP Units or other interests in the Partnership as set forth in this Section 4.3 or Section 4.2B), or (C) the ability of the Company to pay the regular quarterly dividend of at least 29(cent) per share described in Section 3.1; (ii) such issuance does not cause the Partnership to become, with respect to any employee benefit plan subject to title I of ERISA or section 4975 of the Code, a "party in interest" (as defined in section 3(14) of ERISA) or a "disqualified person" (as defined in section 4975(e) of the Code); and (iii) such issuance would not cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to section 2510.3-101 of the regulations of the United States Department of Labor. Subject to the limitations set forth in the preceding sentence and in Articles 11 and 12, the General Partner may take such steps as it, in its reasonable discretion, deems necessary or appropriate to admit any Person as a Limited Partner of the Partnership, including, without limitation, amending the Certificate, Exhibit A, or any other provision of this Agreement (except as provided in Section 14.1C)

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



                           B.       [INTENTIONALLY OMITTED.]

                  4.4      INTENTIONALLY OMITTED.

                  4.5      REPURCHASE OF SHARES; EXCESS SHARES.

                           A.       In the event that the Trust or any Affiliate
thereof shall elect to purchase from the Company's shareholders Shares for the purpose of delivering such Shares to satisfy an obligation under any dividend reinvestment program adopted by the Trust or any Affiliate thereof, any employee stock purchase plan adopted by the Trust or any Affiliate thereof, or any other obligation or arrangement undertaken by the Trust or any Affiliate thereof in the future, the purchase price paid by the Trust or any Affiliate thereof for such Shares and any other expenses incurred by the Trust or any Affiliate thereof in connection with such purchase shall be considered expenses of the Partnership and shall be reimbursed to the Trust or such Affiliate, subject to the condition that: (i) if such Shares subsequently are to be sold by the Trust or any Affiliate thereof, as provided in Section 4.2B, the Trust shall pay to the Partnership an amount equal to any proceeds received by the Trust or such Affiliate for such Shares (provided that an exchange of Shares for OP Units pursuant to Section 8.6 would not be considered a sale for such purposes); and
(ii) if such Shares are not re-transferred by the Trust or any Affiliate thereof within 30 days after the purchase thereof, the General Partner shall cause the Partnership to cancel a number of OP Units held by the Trust, as a Limited Partner, equal to the product of (x) the number of such Shares and (y) a fraction, the numerator of which is one and the denominator of which is the Adjustment Factor in effect on the date of such contribution.

                           B.       [INTENTIONALLY OMITTED.]

                  4.6 NO THIRD PARTY BENEFICIARY. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans or to pursue any other right or remedy hereunder or at law or in equity, it being understood and agreed that the provisions of this Agreement shall be solely for the benefit of, and may be enforced solely by, the parties hereto and their respective successors and assigns.

                  4.7 NO INTEREST; NO RETURN. No Partner shall be entitled to interest on its Capital Contribution or on such Partner's Capital Account. Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution from the Partnership.

                  4.8 NO PREEMPTIVE RIGHTS. Subject to any preemptive rights that may be granted pursuant to Section 4.3, no Person

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



shall have any preemptive or other similar right with respect to (i) additional Capital Contributions or loans to the Partnership or (ii) issuance or sale of any OP Units or other Partnership Interests.

                                    ARTICLE 5

                                  DISTRIBUTIONS

                  5.1 REGULAR DISTRIBUTIONS. Except for distributions pursuant to Section 13.2 in connection with the dissolution and liquidation of the Partnership, and subject to the provisions of Sections 5.3, 5.4, and 5.5, the General Partner shall cause the Partnership to distribute, from time to time as determined by the General Partner, but in any event not less frequently than quarterly, all Available Cash, to the Partners, in accordance with each Partner's respective Percentage Interest; provided, however, that in no event may a Partner receive a distribution of Available Cash with respect to an OP Unit if such Partner is entitled to receive a distribution out of such Available Cash with respect to a Share for which such OP Unit has been exchanged.

                  5.2 QUALIFICATION AS A REIT. The Trust may (and, if the Trust is at any time not the general partner of the Partnership, the general partner of the Partnership shall use its best efforts, if so requested by the Trust, to) cause the Partnership (including, without limitation, by causing any Entity in which the Partnership holds an interest to make distributions to the Partnership) to distribute sufficient amounts under this Article 5 to enable the Trust to make distributions to the Company sufficient to enable the Company to pay shareholder dividends that will (i) satisfy the requirements for qualifying as a REIT under the Code and Regulations ("REIT Requirements"), and (ii) avoid any Federal income or excise tax liability of the Company (provided, however, that a general partner of the Partnership shall not be bound to comply with this covenant to the extent such distributions would violate applicable Delaware law).

                  5.3 WITHHOLDING. With respect to any withholding tax or other similar tax liability or obligation to which the Partnership may be subject as a result of any act or status of any Partner or to which the Partnership becomes subject with respect to any OP Unit, the Partnership shall have the right to withhold amounts of Available Cash distributable to such Partner or with respect to such OP Units, to the extent of the amount of such withholding tax or other similar tax liability or obligation pursuant to the provisions contained in
Section 10.4.

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



                  5.4 ADDITIONAL PARTNERSHIP INTERESTS. If the Partnership issues Partnership Interests in accordance with Section 4.2 or 4.3, the distribution priorities set forth in Section 5.1 shall be amended, as necessary, to reflect the distribution priority of such Partnership Interests and corresponding amendments shall be made to the provisions of Exhibit B.

                  5.5 DISTRIBUTIONS UPON LIQUIDATION. Proceeds from a Terminating Capital Transaction and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership shall be distributed to the Partners in accordance with Section 13.2.

                                    ARTICLE 6

                                   ALLOCATIONS

          The Net Income, Net Loss, and other items of the Partnership shall be allocated pursuant to the provisions of Sections 4.1 and 7.3B and Exhibit B.

                                    ARTICLE 7

                      MANAGEMENT AND OPERATIONS OF BUSINESS

                  7.1 MANAGEMENT.

                           A.       Except as otherwise expressly provided in
this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Limited Partners with or without cause. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in
Section 3.2 hereof, and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

                                    (1) (a) the making of any expenditures, the
lending or borrowing of money, including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will enable the Trust to make distributions to the Company sufficient to permit the Company (so long as the Company

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



qualifies as a REIT) to avoid the payment of any Federal income tax (including, for this purpose, any excise tax pursuant to section 4981 of the Code) and to make distributions to its shareholders in amounts sufficient to permit the Company to maintain REIT status, (b) the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, (c) the issuance of evidences of indebtedness (including the securing of the same by deed, mortgage, deed of trust, or other lien or encumbrance on the Partnership's assets), (d) the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership, and (e) the execution and delivery, on the Partnership's behalf, of evidences of indebtedness and documents granting security for the payment thereof (with or without warrant of attorney to confess judgment against the Partnership upon default) and, without limiting the generality of the foregoing, the granting of a warrant of attorney to confess judgment against the Partnership;

                                    (2) the making of tax, regulatory, and other
filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

                                    (3) the acquisition, disposition, mortgage,
pledge, encumbrance, hypothecation, or exchange of any assets of the Partnership (including the exercise or grant of any conversion, option, privilege, or subscription right or other right available in connection with any assets at any time held by the Partnership) or the merger or other combination or conversion of the Partnership with or into another entity; provided that (a) no disposition of an interest in a property listed on Exhibit E (whether by disposition of such property or by disposition of the Partnership's interest in an Entity owning such property) may be made, prior to the date listed with respect to such property on Exhibit E, without the consent of each individual listed with respect to such property on Exhibit E, (b) (x) prior to August 1, 2000, except with the consent or at the request of Meshon and Paul Cohen, in the case of the Woodbourne Square Shopping Center shopping center, (y) prior to August 1, 1998, except with the consent or at the request of Meshon, in the case of the Rio Grande Plaza shopping center, or (z) prior to July 31, 2002, except with the consent or at the request of Meshon, Paul Cohen, and Richard Fox, in the case of the Chesterbrook Shopping Center Plaza shopping center, or, notwithstanding clauses (x), (y), and (z), except as required under the Master Agreement, the Partnership shall take no action (other than making capital improvements to the property involved, causing a sale not otherwise prohibited hereunder of the property involved or the Partnership's interest therein, making the principal amortization payments scheduled under the respective loan documents in effect on the date hereof, or issuing additional Partnership Interests under Section 4.3) which, of itself, would cause a reduction in

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the share of Meshon, Paul Cohen, or Richard Fox of the liabilities to which the
Rio Grande Plaza, Woodbourne Square Shopping Center, and Chesterbrook Shopping Center Plaza shopping centers are subject, if such reduction would, of itself, cause a realization or recognition of income to Meshon, Paul Cohen, or Richard Fox; provided that the consent of any individual described in this Section 7.1A(3) shall not be required after such individual's death;

                                    (4) the use of the assets of the Partnership
(including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct of the operations of the Trust or its Affiliates, the Partnership, or any of the Partnership's Subsidiaries, the lending of funds to other Persons (including, without limitation, the Subsidiaries of the Partnership and/or the Trust or its Affiliates), and the repayment of obligations of the Partnership and its Subsidiaries and any other Person in which it has an equity investment, and the making of capital contributions to its Subsidiaries;

                                    (5) the management, operation, expansion,
development, construction, leasing, landscaping, repair, alteration, demolition, or improvement of any real property or improvements owned by the Partnership or any Subsidiary of the Partnership;

                                    (6) the negotiation, execution, and
performance of any contracts, conveyances, or other instruments that the General Partner considers necessary, advisable, desirable, incidental, or convenient to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including contracting with contractors, developers, consultants, accountants, legal counsel, other professional advisors, and other agents and the payment of their expenses and compensation out of the Partnership's assets;

                                    (7) the distribution of Partnership cash or
other Partnership assets in accordance with this Agreement;

                                    (8) the holding, managing, investing, and
reinvesting cash and other assets of the Partnership;

                                    (9) the collection and receipt of revenues
and income of the Partnership;

                                    (10) the establishment of one or more
divisions of the Partnership, the selection and dismissal of employees of the Partnership (including, without limitation, employees who may be designated as officers having titles such as "president," "vice president," "secretary" and "treasurer" of the

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Partnership), and agents, outside attorneys, accountants, consultants and contractors of the Partnership, and the determination of their compensation and other terms of employment or engagement;

                                    (11) the maintenance of such insurance for
the benefit of the Partnership and the Partners as it deems necessary or appropriate;

                                    (12) the formation of, or acquisition of an
interest in, and the contribution of property to, any further limited or general partnerships, limited liability companies, joint ventures, or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Subsidiaries and any other Person in which it has an equity investment from time to time);

                                    (13) the control of any matters affecting
the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment of any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitration, or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations, or other forms of dispute resolution, the incurring of legal expenses, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

                                    (14) the undertaking of any action in
connection with the Partnership's direct or indirect investment in its Subsidiaries or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons);

                                    (15) the determination of the fair market
value of any Partnership property distributed in kind using such method of valuation as the General Partner may adopt;

                                    (16) the exercise, directly or indirectly,
through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

                                    (17) the exercise of any of the powers of
the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

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                                    (18) the exercise of any of the powers of
the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest pursuant to contractual or other arrangements with such Person;

                                    (19) the issuance of additional OP Units as
contemplated by the Master Agreement and/or in connection with Capital Contributions by Additional Limited Partners and addi tional Capital Contributions by Partners pursuant to Article 4;

                                    (20) the opening of bank accounts on behalf
of, and in the name of, the Partnership and its Subsidiaries; and

                                    (21) the making, execution, and delivery of
any and all deeds, leases, notes, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases, or legal instruments or agreements in writing necessary, advisable, desirable, incidental, or convenient in the judgment of the General Partner, for the accomplishment of any of the foregoing.

                           B. Each of the Limited Partners agrees that the
General Partner is authorized to execute, deliver, and perform the above-mentioned acts, agreements, and transactions on behalf of the Partnership without any further act, approval, or vote of the Partners, notwithstanding any other provision of this Agreement to the fullest extent permitted under the Act or other applicable law, rule, or regulation. The execution, delivery, or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

                           C. At all times from and after the date hereof, the
General Partner may cause the Partnership to establish and maintain at any and all times working capital accounts and other cash or similar balances in such amount as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

                           D. In exercising its authority under this Agreement,
the General Partner may, but (except as provided in Sections 3.2, 7.1A(3), and 10.2) shall be under no obligation to, take into account the tax consequences to any Partner of any action taken by it. The General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by

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

the General Partner taken pursuant to its authority under and in accordance with this Agreement.

                  7.2 CERTIFICATE OF LIMITED PARTNERSHIP. The General Partner shall use all reasonable efforts to cause to be filed such certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification, and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and any other state, or the District of Columbia, in which the Partnership may elect to do business or own property. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all of the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, or the District of Columbia, in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5A(3), the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner.

                  7.3      REIMBURSEMENT OF THE GENERAL PARTNER.

                           A. Except as provided in this Section 7.3 and
elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

                           B. On such monthly or other basis as the General
Partner may determine in its sole and absolute discretion, the Partnership shall pay for the account of the General Partner or reimburse the General Partner for (and, on a monthly basis or such other basis as the General Partner and the Trust shall agree, the Partnership shall, if the Trust is not the General Partner, pay for the account of the Trust or reimburse the Trust for) the following "Reimbursable Amounts": all expenses that it (or any of its Affiliates) incurs relating to the ownership and operation of, or for the benefit of, the Partnership; all of its (and its Affiliates') payroll and fringe benefit expense, professional fees (including, without limitation, legal, audit, advisory, directors', and management, executive service, and similar fees), corporate insurance expense (including, without limitation, directors' and officers' insurance), public company expenses, office expenses, Delaware franchise taxes (other than taxes attributable, under the rules of Treasury Regulation section 1.704-1(b)(2)(iv)(N), to periods ending on or before the date hereof and regardless of whether or not included in the

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Company's liability for deferred income taxes on the date hereof), Pennsylvania capital stock, loans, and corporate net income taxes (other than taxes attributable, under the rules of Treasury Regulation section 1.704-1(b)(2)(iv)(N), to periods ending on or before the date hereof and regardless of whether or not included in the Company's liability for deferred income taxes on the date hereof), and other expenses of a similar nature; and, so long as it (or any of its Affiliates) owns the Florida Land, any net negative cash flow (taking into account any expenditures of the Company or its qualified REIT subsidiaries with respect to the Florida Land, including, without limitation, management fees and payment of principal and interest on debt attributable to the Florida Land) attributable to the Florida Land. To the extent of Reimbursable Amounts not otherwise treated as expenses of the Partnership, gross income of the Partnership for the year of reimbursement or payment for a Partner's account shall be allocated to the Partner receiving such reimbursement and such reimbursement or payment for a Partner's account shall constitute a distribution from the Partnership to such Partner. To the extent of Reimbursable Amounts that are otherwise treated as expenses of the Partnership, payment of such amounts by the Partner receiving reimbursement shall be treated as a loan by such Partner to the Partnership and such reimbursement shall be treated as repayment of such loan. Any reimbursement or payment for a Partner's account pursuant to this Section 7.3B shall be in addition to any reimbursement made as a result of indemnification pursuant to Section 7.6.

                  7.4 OUTSIDE ACTIVITIES OF THE GENERAL PARTNER. The General Partner or any of its Subsidiaries, other than the Partnership and any Subsidiaries of the Partnership, may not, directly or indirectly enter into or conduct any business not connected with the ownership, acquisition, development, and disposition of Partnership Interests and (subject to Sections 4.1B and 7.3B) the Florida Land and the management of the business of the Partnership and the management of (subject to Sections 4.1B and 7.3B) the Florida Land, and such activities as are incidental thereto, except that the General Partner may acquire, hold, develop, operate, and dispose of properties which cannot be acquired by the Partnership or which the owner thereof is, for tax or other reasons, unwilling to transfer to the Partnership. If such properties are acquired by the General Partner, there shall be a proper allocation of expenses between the General Partner and the Partnership. The General Partner directly or indirectly may acquire Limited Partner Interests and shall be entitled to exercise all rights of a Limited Partner relating to such Limited Partner Interests.

                  7.5 CONTRACTS WITH AFFILIATES.

                           A.       The Partnership may lend or contribute funds
or other assets to its Subsidiaries or other Persons in which it


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has an equity investment and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

                           B.       Except as provided in Section 7.4, the
Partnership may Transfer assets to joint ventures, other partnerships, corporations, or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion, believes are advisable and in the best interests of the Partnership.

                           C.       Except as expressly permitted by this
Agreement or otherwise contemplated by the Master Agreement, neither the General Partner nor any of its Affiliates (or any officers or directors of either) shall sell, Transfer, or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are determined by the General Partner in good faith to be fair and reasonable.

                           D.       The General Partner, in its sole and
absolute discretion and without the approval of the Limited Partners, may propose and adopt, on behalf of the Partnership, employee benefit plans, stock option plans, and similar plans funded by the Partnership for the benefit of employees of the General Partner, the Trust, the Partnership, Subsidiaries of the Partnership, or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership, the General Partner, or any Subsidiaries of the Partnership.

                  7.6      INDEMNIFICATION.

                           A.       To the fullest extent permitted by Delaware
law, the Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint, several, or joint and several, expenses (including, without limitation, reasonable attorneys' fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits, or proceedings, civil, criminal, administrative, or investigative, that relate to the operations of the Partnership or the Trust or its Affiliates as set forth in this Agreement, in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, except to the extent it is finally determined by a court of competent jurisdiction, from which no further appeal may be taken, that such Indemnitee's action constituted intentional acts or omissions constituting gross negligence, willful misconduct, or fraud. Without limitation and as provided

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in section 1.2(f) of the Master Agreement, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.6 in favor of any Indemnitee having or potentially having liability for any such indebtedness. Any indemnification pursuant to this
Section 7.6 shall be made only out of the assets of the Partnership, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership, or otherwise provide funds, to enable the Partnership to fund its obligations under this Section 7.6.

                           B. Reasonable expenses (including reasonable legal
fees) incurred by an Indemnitee who is a party to a proceeding shall be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding.

                           C. The indemnification provided by this Section 7.6
shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement to which such Indemnitee is a party.

                           D. The Partnership may, but shall not be obligated
to, purchase and maintain insurance (including so-called "D&O insurance"), on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power or obligation to indemnify such Person against such liability under the provisions of this Agreement.

                           E. For purposes of this Section 7.6, the Partnership
shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by such Indemnitee of its duties to the Partnership also imposes duties on, or otherwise involves services by, such Indemnitee to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of this
Section 7.6; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participant and

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



beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

                           F. In no event may an Indemnitee subject any of the
Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

                           G. An Indemnitee shall not be denied indemnification
in whole or in part under this Section 7.6 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

                           H. The provisions of this Section 7.6 are for the
benefit of the Indemnitees and their heirs, successors, assigns, and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification, or repeal of this Section 7.6 or any provision hereof shall be prospective only and shall not in any way affect the Partnership's liability to any Indemnitee under this Section 7.6, as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification, or repeal, regardless of when such claims may arise or be asserted.

                  7.7      LIABILITY OF THE GENERAL PARTNER.

                           A. Notwithstanding anything to the contrary set forth
in this Agreement, the General Partner and its officers and directors shall not be liable for monetary damages to the Partnership, any Partners, or any Assignees for losses sustained or liabilities incurred as a result of errors in judgment or of any act or omission if the General Partner acted in good faith and without gross negligence or malfeasance; provided, however, the foregoing shall not be deemed to exculpate the General Partner from any liability the General Partner may have under the Master Agreement.

                           B. The Limited Partners expressly acknowledge that
the General Partner is acting on behalf of the Partnership and the partners of the Partnership collectively, that the General Partner, subject to the provisions of Section 7.1D, is under no obligation to consider the separate interest of the Limited Partners in deciding whether to cause the Partnership to take (or decline to take) any actions, and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith and without gross negligence or malfeasance. With respect to any indebtedness of the Partnership which any Limited Partner may have guaranteed,

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the General Partner shall have no duty to keep such indebtedness outstanding.

                           C. Subject to its obligations and duties as General
Partner set forth in Section 7.1A, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agent. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

                           D. Any amendment, modification, or repeal of this
Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's and its officers' and directors' liability to the Partnership and the Limited Partners under this
Section 7.7 as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification, or repeal, regardless of when such claims may arise or be asserted.

                  7.8      OTHER MATTERS CONCERNING THE GENERAL PARTNER.

                           A. The General Partner may rely and shall be
protected in acting, or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

                           B. The General Partner may consult with legal
counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants, and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion or advice of such Persons as to matters which such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion or advice.

                           C. The General Partner shall have the right, in
respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and duly appointed attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

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                           D. Notwithstanding any other provisions of this
Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Company to continue to qualify as a REIT to which the provisions of part II of subchapter M of chapter 1 of the Code apply (and as a "corporation subject to a tax imposed by subchapter M," within the meaning of section 11(c) of the Code) or the ability of the Trust to make distributions to the Company sufficient to enable the Company to pay the regular quarterly dividend described in Section 3.1; or (ii) to avoid the Company's incurring any taxes or other liability under the Code, including specifically, but without limitation, under sections 30, 42, 45A, 49, 50, 55, 453, 453A, 531, 541, 857, 1294, or 4981 of the Code, is
expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

                           E. If the Trust is at any time not the General
Partner, the General Partner shall not cause the Partnership to enter into any transaction of the kind described in clause (i) of Article 5, Section E of the Certificate of Incorporation unless the Trust shall have consented thereto.

                           F. During the period from the date hereof through the
fifth anniversary hereof, in the event that the Trust does not make distributions to the Company sufficient to enable the Company to pay a regular quarterly dividend of at least 29(cent) per share for any quarter, the compensation payable to the individual who is in fact fulfilling the duties of chief executive officer of the Partnership, regardless of whether such person is employed by the Partnership, the Trust, or any Affiliate or Subsidiary of either of them, shall be reduced in the manner described in the Employment Agreement, and such reduction shall remain in effect until the Trust has made distributions to the Company sufficient to enable the Company to pay a regular quarterly dividend of at least 29(cent) per share for at least four consecutive quarters.

                  7.9 TITLE TO PARTNERSHIP ASSETS. Title to Partnership assets, whether real, personal, or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner, or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership asset for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General

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Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, that the General Partner shall use reasonable efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held. The Florida Land is not a Partnership asset for purposes of this
Section 7.9.

                  7.10 RELIANCE BY THIRD PARTIES. Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without consent or approval of any other Partner or Person, to encumber, sell, or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership, and such Person shall be entitled to deal with the General Partner as if the General Partner were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate, or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document, or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document, or instrument, this Agreement was in full force and effect; (ii) the Person executing and delivering such certificate, document, or instrument was duly authorized and empowered to do so for and on behalf of the Partnership; and (iii) such certificate, document, or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

                                    ARTICLE 8

                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

                  8.1 LIMITATION OF LIABILITY. The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement, including Section 10.4, or under the Act.

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                  8.2 MANAGEMENT OF BUSINESS. No Limited Partner or Assignee
(other than the General Partner, any of its Affiliates or any officer, director, employee, agent, or trustee of the General Partner, the Partnership, or any of their Affiliates, in their capacity as such) shall take part in the operation, management, or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name, or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent, or trustee of the General Partner, the Partnership, or any of their Affiliates, in their capacity as such, shall not affect, impair, or eliminate the limitations on the liability of the Limited Partners (including the Trust as such) or Assignees under this Agreement.

                  8.3 OUTSIDE ACTIVITIES OF LIMITED PARTNERS. Subject to any agreements entered into pursuant to Section 7.5 hereof and any other agreements entered into by a Limited Partner or its Affiliates with the Partnership or any of its Subsidiaries, any Limited Partner (other than the Trust) and any officer, director, employee, agent, trustee, Affiliate, or shareholder of any Limited Partner (other than the Trust) shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. None of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the Partnership relationship established hereby in any business ventures of any other Person and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner, or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.

                  8.4 RETURN OF CAPITAL. Except pursuant to Section 8.6, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except to the extent provided by Exhibit B (or Sections 4.1 or 7.3B) or as otherwise expressly provided in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee, either as to the return of Capital Contributions or as to profits, losses, or distributions.

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                  8.5      RIGHTS OF LIMITED PARTNERS RELATING
                           TO THE PARTNERSHIP.

                           A. In addition to the other rights provided by
this Agreement or by the Act, and except as limited by Section 8.5B hereof, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner's own reasonable expense (including such copying and administrative charges as the General Partner may establish from time to time):

                                    (1)     to obtain a copy of the
Partnership's Federal, state, and local income tax returns for each Partnership Year;

                                    (2)     to obtain a current list of the name
and last known mailing address of each Partner;

                                    (3)     to obtain a copy of this Agreement
and the Certificate and all amendments and/or restatements thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate and all amendments and/or restatements thereto have been executed; and

                                    (4)     to obtain true and full information
regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner.

                           B.       The Trust shall provide to each Limited
Partner, without cost, copies of the Company's annual and quarterly reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                           C.       Notwithstanding any other provision of this
Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner reasonably believes to be in the nature of trade secrets or other information, the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or could damage the Partnership or its business; or (ii) the Partnership is required by law or by agreements with an unaffiliated third party to keep confidential. To the extent permitted by law, the General Partner shall keep confidential from the Limited Partners any information that the Trust determines, in its sole and absolute discretion, to be in the nature of trade secrets or other

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confidential information of the Trust (or any of its Affiliates) or to constitute material non-public information of or relating to the Trust (or any of its Affiliates) the disclosure of which is not in the best interests of the Trust (or any of its Affiliates) or its (or their) business or could involve a violation of law.

                  8.6      REDEMPTION RIGHTS.

                           A.       GENERAL.

                                    (i) Subject to Section 8.6C, below, on or
after the date one year (or in the case of an OP Unit acquired pursuant to Section 4.2 or 4.3, one year or such other period as may be agreed between the General Partner and the holder of such OP Unit) after the issuance of an OP Unit to a Limited Partner pursuant to Article 4 (or upon the earlier death of such Limited Partner), the holder of such OP Unit (if other than the General Partner or any Subsidiary of the General Partner) shall have the right (the "Redemption Right") to require the Partnership to redeem such OP Unit on a Specified Redemption Date and at a redemption price equal to and in the form of the Cash Amount to be paid by the Partnership. Any such Redemption Right shall be exercised pursuant to a Notice of Redemption (in the form of Exhibit D hereto, as such form may be amended by the General Partner, in its reasonable discretion, from time to time, upon no less than 30 days' notice to the Limited Partners) delivered to the Partnership (with a copy simultaneously to the Trust) by the Limited Partner who is exercising the Redemption Right (the "Redeeming Partner"). A Limited Partner may not exercise the Redemption Right for fewer than 1,000 OP Units or, if such Redeeming Partner holds fewer than 1,000 OP Units, for fewer than all of the OP Units held by such Redeeming Partner. At any particular time during the period ending on the fifth anniversary hereof, this
Section 8.6 shall not apply to a number of OP Units issued to Meshon in exchange for certain of his shares in Drexel, Royce, or Reorganized Drexel (each as defined in the Master Agreement) pursuant to section 1.6 of the Master Agreement equal to the OP Units still subject to possible return under section 8 of the Employment Agreement. In the sole discretion of the General Partner at the request of any Limited Partner, the General Partner may substitute "six months" (or some period of time greater than six months, but less than one year) for "one year" in applying the first sentence of this Section 8.6A(i) to such Limited Partner and, in connection with the exercise of such discretion, the General Partner may require that the Redeeming Partner provide a letter to the Partnership and the General Partner in substantially the form of Exhibit F hereto.

                                    (ii) The Redeeming Partner shall have no
right with respect to any OP Units so redeemed to receive any distributions paid after the Specified Redemption Date.

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                                    (iii) The Assignee of any Limited Partner
may exercise the rights of such Limited Partner pursuant to this Section 8.6 and such Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Limited Partner's Assignee. In connection with any exercise of such rights by such Assignee on behalf of such Limited Partner, the Cash Amount shall be paid by the Partnership directly to such Assignee and not to such Limited Partner.

                           B.       TRUST ASSUMPTION OF RIGHT.

                                    (i)     If a Limited Partner has delivered a
Notice of Redemption, the Trust may, within 5 business days after receipt of such Notice, in its sole and absolute discretion (subject to any limitations on ownership and transfer of Shares set forth in the Company's Certificate of Incorporation), elect to assume directly and satisfy a Redemption Right by paying to the Redeeming Partner either the Cash Amount or, but only if the Company has (or, at the request of the Redeeming Partner, consents and within 60 days after such election causes to be) in effect a registration statement (the "Registration Statement") covering the immediate resale of all the Shares to be issued to the Redeeming Partner pursuant to such election (or, under then-applicable law, the Shares upon issuance would be freely tradeable without such a registration statement's being in effect), the Shares Amount, as the Trust determines in its sole and absolute discretion on the Specified Redemption Date, whereupon the Trust shall acquire the OP Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such OP Units. If it shall be necessary under the preceding sentence for a Registration Statement to be caused to be in effect, the Trust will use commercially reasonable efforts to cause such Registration Statement to be filed within the 60-day period there described and to become effective as soon as reasonably practicable. Unless the Trust, in its sole and absolute discretion, shall exercise its right to assume directly and satisfy the Redemption Right, the Trust shall not have any obligation to the Redeeming Partner or to the Partnership with respect to the Redeeming Partner's exercise of the Redemption Right. In the event the Trust shall exercise its right to satisfy the Redemption Right in the manner described in the first sentence of this Section 8.6B and shall fully perform its obligations in connection therewith, the Partnership shall have no right or obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of the Redemption Right, and each of the Redeeming Partner, the Partnership, and the Trust shall, for Federal income tax purposes, treat the transaction between the Trust and the Redeeming Partner as a sale of the Redeeming Partner's OP Units to the Trust. Nothing contained in this Section 8.6B shall imply

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any right of the Trust to require any Limited Partner to exercise the Redemption
Right afforded to such Limited Partner pursuant to Section 8.6A.

                                    (ii) In the event that the Trust determines
to pay the Redeeming Partner the Redemption Amount in the form of Shares, the total number of Shares to be paid to the Redeeming Partner in exchange for the Redeeming Partner's OP Units shall be the applicable Shares Amount. In the event this amount is not a whole number of Shares, the Redeeming Partner shall be paid
(i) that number of Shares which equals the nearest whole number less than such amount plus (ii) an amount of cash which the Trust determines, in its reasonable discretion, to represent the fair value of the remaining fractional Share which would otherwise be payable to the Redeeming Partner.

                                    (iii) Each Redeeming Partner agrees to
provide in a timely fashion such information and to execute such documents as the Trust and its Affiliates may reasonably require in connection with the issuance of Shares upon exercise of the Redemption Right and the registration of the resale of such Shares, including, without limitation, an agreement pursuant to which the Redeeming Partner agrees to indemnify and to hold harmless the Trust, the Partnership, the Company, the Affiliates of any of them, and the respective officers, directors, general partners, and agents of the Trust, the Partnership, the Company, and such Affiliates with respect to any information provided by the Redeeming Partner for inclusion in the Registration Statement and the Trust agrees to indemnify and to hold harmless the Redeeming Partner with respect to information provided by the Company in the Registration Statement.

                                    (iv) So long as the Redeeming Partner
confirms in writing that the Redeeming Partner continues to intend in good faith to sell all of its Shares received under this Section 8.6 under such Registration Statement, the Company shall use its best efforts to keep the Registration Statement effective for up to one year after the effective date thereof, but only if the Redeeming Partner agrees not to make any offers or sales of any Shares under any such Registration Statement if the Redeeming Partner has received a notice from the Trust to the effect that, for a stated period (not in excess of 60 days), it would not for any reason (including, without limitation, by reason of the Trust's or any of its Affiliate's having a good business reason not to disclose publicly certain information which may be material) be in the best interests of the Trust or any of its Affiliates for offers or sales to be effected under such Registration Statement. The Trust shall not give any Redeeming Partner such a notice more than once in any 12-month period.

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



                                    (v) If a Limited Partner is considering
exercising its Redemption Right with respect to its OP Units and desires that the Shares it receives from the Trust in exchange for the redeemed OP Units, if any, be the subject to an effective Registration Statement at the time of receipt, it may, at its sole option, follow the procedure set forth in this clause (v). The Limited Partner shall give the Trust and the Company written notice referring to this clause and stating that it is considering exercising its Redemption Right (a "Pre-Redemption Notice"). Upon receipt of the Pre-Redemption Notice, if the Trust determines that it wishes to elect to assume the redemption obligation from the Partnership and wishes to give the Redeeming Partner Shares and the Company consents to such election, the Company shall file a Registration Statement with respect to the resale of all such Shares as soon as practicable and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as possible and within not more than 60 days. The Trust shall notify the Limited Partner as soon as the Registration Statement has become effective. The other provisions of this
Section 8.6 shall apply with respect to such Registration Statement and with respect to any Redemption Notice given by such Limited Partner. Neither the giving of the Pre-Redemption Notice nor the filing of the Registration Statement (nor its becoming effective) shall obligate the Limited Partner to give a Notice of Redemption nor, if a Notice of Redemption is subsequently given, obligate the Trust to assume the redemption obligation and/or elect to give the Redeeming Partner Shares in exchange for its OP Units. If the Limited Partner which gave the Pre-Redemption Notice does not give the Partnership a Redemption Notice with respect to its OP Units within 180 days after the effective date of such Registration Statement, neither the Partnership, the Company, nor the Trust shall have any obligation to continue to maintain the effectiveness of such Registration Statement and the Limited Partner which gave the Pre-Redemption Notice shall be liable for the costs of the Partnership, the Trust, and the Company in filing the Registration Statement (including without limitation, legal fees and disbursements and any filing fees). No Limited Partner may give more than one Pre-Redemption Notice (unless the General Partner shall otherwise consent).

                           C. EXCEPTIONS TO EXERCISE OF REDEMPTION RIGHT.
Notwithstanding the provisions of Sections 8.6A and 8.6B, a Partner shall not be entitled to exercise the Redemption Right pursuant to Section 8.6A if (but only as long as), in the written opinion of counsel to the Trust, the delivery of Shares to such Partner on the Specified Redemption Date (i) would be prohibited under the Certificate of Incorporation, (ii) would cause a violation of the REIT Requirements, or (iii) would be prohibited (after giving effect to any applicable exemptions) under applicable Federal or state securities laws or regulations (in

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



each case regardless of whether the Trust would in fact assume and satisfy the Redemption Right).

                           D. NO LIENS ON PARTNERSHIP UNITS DELIVERED FOR
REDEMPTION. Each Limited Partner covenants and agrees with the Partnership and the Trust that the Redeeming Partner shall transfer good title to all OP Units delivered for redemption to the Partnership or the Trust, as the case may be, free and clear of all Liens (as defined in Exhibit D), and, notwithstanding anything contained herein to the contrary, neither the Trust nor the Partnership shall be under any obligation to acquire OP Units which are or may be subject to any Liens. Each Limited Partner further agrees that, in the event any state or local property transfer tax is imposed on the Limited Partner (or jointly on the Limited Partner and the transferee) as a result of the transfer of its OP Units to the Partnership or the Trust, such Limited Partner shall assume and pay such transfer tax.

                           E. ADDITIONAL PARTNERSHIP INTERESTS. In the event
that the Partnership issues OP Units to any Additional Limited Partner pursuant to Article 4, the General Partner shall make such amendments to this Section 8.6 as it determines are necessary to reflect the issuance of such OP Units (including setting forth any restrictions on the exercise of the Redemption Right with respect to OP Units described in this Section 8.6E).

                           F. SUCCESSOR TO TRUST. If the Trust shall cease to
serve as General Partner, all of the Trust's rights under this Section 8.6 shall vest in the Trust's successor as General Partner, if such successor is an Affiliate of the Trust (or would have been an Affiliate of the Trust had the Trust continued to exist), and otherwise in such Affiliate of the Trust (or such Person that would have been an Affiliate of the Trust, had the Trust continued to exist) as the Trust may designate (or, if the Trust has not made any such designation, as any Person with authority to act on behalf of the Trust in connection with the winding up of its affairs or otherwise may designate).

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




                                    ARTICLE 9

                     BOOKS, RECORDS, ACCOUNTING, AND REPORTS

                  9.1 RECORDS AND ACCOUNTING. The General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership's business, including, without limitation, all books and records necessary to comply with applicable REIT Requirements and to provide to the Limited Partners any information, lists, and copies of documents required to be provided pursuant to Sections 8.5A and 9.3. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on or be in the form of any information storage device or system, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial reporting purposes, on an accrual basis in accordance with GAAP, and, for tax purposes, on an accrual basis, or such other bases as the General Partner determines to be necessary or appropriate.

                  9.2 FISCAL YEAR. The fiscal year of the Partnership shall be the calendar year.

                  9.3 REPORTS.

                           A. As soon as practicable, but in no event later than
105 days after the close of each Partnership Year, the General Partner shall cause to be mailed to each Limited Partner as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of the Company if such statements are prepared solely on a consolidated basis with the Company, for such Partnership Year, presented in accordance with GAAP, such statements to be audited by a nationally recognized firm of independent public accountant selected by the General Partner in its sole discretion.

                           B. As soon as practicable, but in no event later than
45 days after the close of each calendar quarter (except the last calendar quarter of each calendar year), the General Partner shall cause to be mailed to each Limited Partner a report containing unaudited financial statements as of the last day of the calendar quarter of the Partnership, or of the Company, if such statements are prepared solely on a consolidated basis with the Company, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.

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




                                   ARTICLE 10

                                   TAX MATTERS

                  10.1 PREPARATION OF TAX RETURNS. The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for Federal and state income tax purposes and shall use reasonable efforts to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by Limited Partners for Federal and state income tax reporting purposes. At the time of any sale or refinancing of any property listed on Exhibit E, the General Partner shall give notice thereof to each individual listed with respect to such property on Exhibit E.

                  10.2 TAX ELECTIONS. Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code. Except as provided in Section 7.8D, the General Partner shall select the "traditional method" of making allocations pursuant to Regulations section 1.704-3 with respect to all Contributed Property (either without any curative allocations or with curative allocations to a contributing Partner solely of gain from sale of the property contributed). By executing this Agreement, each Partner hereby agrees to report income, gain, loss, and deduction on such Partner's Federal income tax return in a manner that is consistent with the use of the method so selected. The General Partner shall have the right to seek to revoke any tax election it makes, including, without limitation, the election under section 754 of the Code, upon the General Partner's determination, in its sole and absolute discretion, that it could have caused the Partnership to refrain from making such election in the first instance.

                  10.3     TAX MATTERS PARTNER.

                           A. The Trust (or, if, for Federal income tax
purposes, the Trust's General Partner Interest is treated as an asset of some other Person, such other Person) shall serve as the "tax matters partner" of the Partnership for Federal income tax purposes for any taxable year of the Partnership for which it is eligible to serve as such (regardless of whether the Trust is at the time of serving as such the General Partner). The General Partner from time to time shall serve as the tax matters partner for any other taxable year of the Partnership (regardless of whether the General Partner was a partner in the Partnership at any time during such year). All Partners and Assignees shall, at the request of a tax matters partner described in the preceding sentence, take such actions as are necessary, appropriate, or convenient to effect the designation of such tax matters partner

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pursuant to section 301.6231(a)(7)-1 of the Regulations. Pursuant to Section
6230(e) of the Code, upon receipt of notice from the Internal Revenue Service of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the Internal Revenue Service with the name, address, taxpayer identification number, and profit interest of each of the Limited Partners and the Assignees; provided, that such information is provided to the tax matters partner by the Limited Partners and the Assignees.

                           B.       The tax matters partner is authorized, but
not required:

                                    (1)     to enter into any settlement with
the Internal Revenue Service with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the Internal Revenue Service providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner; or
(ii) who is a "notice partner" (as defined in section 6231(a)(8) of the Code) or a member of a "notice group" (as defined in section 6223(b)(2) of the Code);

                                    (2)     in the event that a notice of a
final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the filing of a complaint for refund with the United States Claims Court or the District Court of the United States for the district in which the Partnership's principal place of business is located;

                                    (3)     to intervene in any action brought
by any other Partner for judicial review of a final adjustment;

                                    (4)     to file a request for an
administrative adjustment with the Internal Revenue Service and, if any part of such request is not allowed by the Internal Revenue Service, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

                                    (5)     to enter into an agreement with the
Internal Revenue Service to extend the period for assessing any

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tax which is attributable to any item required to be taken account of by a
Partner for tax purposes, or an item affected by such item; and

                                    (6)     to take any other action on behalf
of the Partners or the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.6 shall also be fully applicable to the tax matters partner in its capacity as such. Notwithstanding the foregoing provisions of this Section 10.3B, no tax matters partner described in the second sentence of Section 10.3A may, without the prior written consent of the Trust (which may be withheld in the Trust's sole discretion), bind the Trust, any of its Affiliates, or any qualified REIT subsidiary, partnership, limited liability company, or other Entity through which the Trust or any of its Affiliates was a partner in the Partnership to any settlement agreement under section 6224 of the Code, file a petition for readjustment of partnership items in any court other than the Tax Court, or extend the period for assessing tax under section 6229 of the Code with respect to the Trust, any of its Affiliates, or any qualified REIT subsidiary, partnership, limited liability company, or other Entity through which the Trust or any of its Affiliates was a partner in the Partnership. The tax matters partner shall comply with the responsibilities imposed on it by section 301.6223(g)-1T of the Regulations.

                           C.       The tax matters partner shall receive no
compensation for its services. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging one or more law or accounting firms to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

                  10.4 WITHHOLDING. Each Limited Partner hereby authorizes the Partnership to withhold from, or pay on behalf of or with respect to, such Limited Partner any amount of Federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required by law to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to sections 1441, 1442, 1445, or 1446 of the

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



Code. Any amount so paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within fifteen (15) days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner; or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (i) or (ii) shall be treated as having been distributed to such Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.4. In the event that a Limited Partner fails to pay when due any amounts owed to the Partnership pursuant to this Section 10.4, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner. Without limitation, in such event, the General Partner shall have the right to receive distributions that would otherwise be distributable to such defaulting Limited Partner until such time as such loan, together with all interest thereon, has been paid in full, and any such distributions so received by the General Partner shall be treated as having been distributed to the defaulting Limited Partner and immediately paid by the defaulting Limited Partner to the General Partner in repayment of such loan. Any amount payable by a Limited Partner hereunder shall bear interest at the highest base or prime rate of interest published from time to time by any of Citibank, N.A., Chase Manhattan Bank, and Morgan Guaranty Trust Company of New York, plus four (4) percentage points, but in no event higher than the maximum lawful rate of interest on such obligation, such interest to accrue from the date such amount is due (I.E., fifteen (15) days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

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                                   ARTICLE 11

                            TRANSFERS AND WITHDRAWALS

                  11.1     TRANSFER.

                           A. The term "Transfer," when used in this Article 11
with respect to an OP Unit, shall be deemed to refer to a transaction by which the General Partner purports to assign all or any part of its General Partner Interest to another Person or by which a Limited Partner purports to assign all or any part of its Limited Partner Interest to another Person. The term "Transfer" when used in this Article 11 does not include any exchange of OP Units for Shares pursuant to Section 8.6.

                           B. No Partnership Interest shall be Transferred, in
whole or in part, except in accordance with the terms and conditions set forth in this Article 11. Any Transfer or purported Transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void.

                  11.2     TRANSFER OF THE GENERAL PARTNER'S AND
                           THE TRUST'S PARTNERSHIP INTERESTS.

                           A. The General Partner may not Transfer its General
Partnership Interest or withdraw as General Partner, but such Transfer or withdrawal shall be permitted (1) if Limited Partners holding a Qualifying Limited Partner Interest consent to such Transfer or withdrawal or (2) in the case of a Transfer of all or a portion of the General Partner Interest to the Company or to an entity which is, directly or indirectly, wholly-owned by the Company (including a qualified REIT subsidiary under section 856(i) of the Code). In the case of any Transfer permitted by this Section 11.2A, the transferee may be admitted as a General Partner with the consent of the transferor, but without any requirement that any Limited Partner consent thereto, all as provided in Section 12.1.

                           B. In the event the General Partner withdraws as
General Partner, except in accordance with clause (A), above, the General Partner's General Partner Interest shall immediately be converted into a Limited Partner Interest.

                           C. The Trust may Transfer any of its Limited Partner
Interest.

                           D. Except in the case of a change in identity, form,
or place of organization of the Company, however, effected, the Company shall not engage in any merger (including a triangular merger), consolidation, or other combination with or into another person, sale of all or substantially all of its

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assets, or reclassification, recapitalization, or change of outstanding Shares
(other than a change in par value, or from par value to no par value, or as a result of a subdivision or combination as described in the definition of "Adjustment Factor") ("Termination Transaction"), unless the Termination Transaction has been approved by the consent of Partners holding a majority or more of the then outstanding OP Units (including any OP Units held by the General Partner) and in connection with the Termination Transaction all Limited Partners either will receive or will have the right to elect to receive, for each OP Unit, an amount of cash, securities, or other property equal to the product of the Adjustment Factor and the greatest amount of cash, securities, or other property paid to a holder of Shares in consideration of one Share at any time during the period from and after the date on which the Termination Transaction is consummated; provided that, if, in connection with the Termination Transaction, a purchase, tender, or exchange offer shall have been made to and accepted by the holders or more than 50% of the outstanding Shares, each holder of OP Units shall receive or shall have the right to elect to receive the greatest amount of cash, securities, or other property which such holder would have received had it exercised the Redemption Right and received Shares in exchange for its OP Units immediately prior to the expiration of such purchase, tender, or exchange offer and had thereupon accepted such purchase, tender, or exchange offer. Any Termination Transaction permitted under this
Section 11.2D shall be permitted notwithstanding the provisions of Section 7.4 or any other provision of this Article 11.

                  11.3     LIMITED PARTNERS' RIGHTS TO TRANSFER.

                           A. (1) Subject to the provisions of Sections 11.3C,
11.3D, 11.3E, and 11.4, a Limited Partner (other than the Trust) may, without the consent of the General Partner:

                                    (a) Transfer such Limited Partner's OP Units
to any other Limited Partner, to a member of the family (as defined in section 267(c)(4) of the Code) of such transferring Limited Partner, or to a trust all of the beneficiaries of which are members of the family of such transferring Limited Partner, or pursuant to Section 8.6; and

                                    (b) pledge such Limited Partner's OP Units
to any financial institution as collateral for any loan with respect to which such Limited Partner is personally liable.

                           (2) Subject to the provisions of Sections
11.3C, 11.3D, 11.3E, and 11.4, a Limited Partner may Transfer any of such Limited Partner's OP Units, otherwise than in accordance with clause (1), above, only with the prior written consent of the General Partner.

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                           B. If a Limited Partner is subject to Incapacity, the
executor, administrator, trustee, committee, guardian, conservator, or receiver of such Limited Partner's estate shall have all of the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to Transfer all or any part of the Incapacitated Limited Partner's interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

                           C. The General Partner may prohibit any Transfer by a
Limited Partner of its OP Units if, in the opinion of legal counsel to the Partnership, such Transfer would require filing of a registration statement under the Securities Act of 1933, as amended, or would otherwise violate any Federal or state securities laws or regulations applicable to the Partnership or the OP Units. The General Partner may require (but shall not be obligated to accept) an opinion of legal counsel to the Limited Partner, in form and substance acceptable to the General Partner, to the effect that such filing would not be required and that such laws and regulations would not be violated.

                           D. No Transfer by a Limited Partner of its OP Units
may be made to any Person if: (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership's being treated as an association or a publicly traded partnership taxable as a corporation; (ii) such Transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA other than a plan maintained by the Trust or any Affiliate thereof, a "party-in-interest" (as defined in section 3(14) of ERISA) or, with respect to any "plan" (as defined in section 4975(e)(1) of the Code) other than a plan maintained by the Trust or any Affiliate thereof, a "disqualified person" (as defined in section 4975(e)(2) of the Code); (iii) such Transfer would, in the opinion of legal counsel for the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations section 2510.3-101; (iv) such Transfer would subject the Trust, any of its Affiliates, or the Partnership to be regulated under the Investment Company Act of 1940, the Investment Advisors Act of 1940, or the Employee Retirement Income Security Act of 1974, each as amended; (v) except with the consent of the General Partner, such Transfer is a sale or exchange, and such sale or exchange would, when aggregated with all other sales and exchanges during the 12-month period ending on the date of the proposed Transfer, result in 50% or more of the interests in Partnership capital and profits being sold or exchanged; (vi) it would cause the Partnership to be considered for purposes of the Investment Company Act of 1940 to have more than 99 partners; (vii) except with the consent of the Trust, it would cause the Partnership to be considered for

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purposes of section 1.7704-1(h)(1)(ii) of the Regulations to have more than 100 partners at any time during any taxable year; or (viii) in the opinion of legal counsel to the Trust, it could adversely affect the ability of the Company to continue to qualify as a REIT to which the provisions of part II of subchapter M of chapter 1 of the Code apply (and as a "corporation subject to a tax imposed by subchapter M," within the meaning of section 11(c) of the Code), subject the Company to additional taxes or other liability under the Code, or violate any law or regulation of any governmental body or agency having jurisdiction over the Trust, its Affiliates, the Partnership, or their respective securities or properties.

                           E.       The following additional provisions shall
apply:

                                    1. Without the prior written consent of the
Trust, a Limited Partner or Assignee which is a Meshon Party or a Levy Party or which is an Assignee of an interest of a Meshon Party or a Levy Party may not, during the Lock-Up Period as to such Limited Partner or Assignee, directly or indirectly, Transfer or offer to sell, sell, grant any option for the sale of, or otherwise dispose of any OP Units or any Share issuable upon exchange of the OP Units in accordance with Section 8.6.

                                    2. Any sale or transfer of any OP Units in
violation of this Section 11.3E will be null and void and will confer on the transferee no rights hereunder. It is impossible to measure the damages that will accrue to the Trust and its Affiliates and the Partnership by reason of a failure of a Limited Partner to comply with the provisions of this Section 11.3E. Therefore, if the Trust or the Partnership shall institute any action or proceeding to enforce the provisions hereof against a Limited Partner, such Limited Partner agrees that the Trust or the Partnership shall be entitled to injunctive relief and waives, and shall not allege, any claim or defense to such action or proceeding, including, without limitation, any claim or defense that the Trust or the Partnership has an adequate remedy at law.

                                    3. Section 11.3A and this Section 11.3E
shall not prohibit a Limited Partner from taking the following actions, to the extent otherwise permitted under this Agreement: (i) exercising any options to purchase Shares issued to such Limited Partner under a Stock Option Plan, (ii) in connection with an exercise permitted by the preceding clause (i), delivering to the Company Shares in payment of the exercise price of such options or the withholding taxes payable in connection with such exercise, or (iii) transferring OP Units or Shares to a Permitted Transferee of such Limited Partner, provided that such transferee agrees in writing to the transfer restrictions contained in this Agreement (including this Section 11.3E).

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                  11.4     SUBSTITUTED LIMITED PARTNERS.

                           A. Subject in each case to Section 11.4D: (1) the
Trust shall have the right to add or substitute a transferee which receives OP Units pursuant to Section 11.2C as a Limited Partner and (2) each Limited Partner shall have the right to substitute a Permitted Transferee which receives OP Units pursuant to Section 11.3A(1) as a Limited Partner in such Limited Partner's place.

                           B. The General Partner shall have the right to
consent to the admission of a transferee who receives OP Units pursuant to
Section 11.3A(2), which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit such transferee to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner.

                           C. A transferee who has been admitted as a
Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

                           D. No Permitted Transferee will be admitted as a
Substituted Limited Partner unless (i) such transferee has furnished to the General Partner (a) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4, and (b) such other documents or instruments as may be required in the reasonable discretion of the General Partner in order to effect such Person's admission as a Substituted Limited Partner and (ii) in the case of a transferee who receives OP Units in accordance with Section 11.3A(2), the General Partner has consented to such admission in accordance with Section 11.4B. Upon the admission of a Substituted Limited Partner, the General Partner shall reflect the name, address, number of OP Units, and Percentage Interest of such Substituted Limited Partner on the records of the Partnership and eliminate or adjust, if necessary, the name, address, and interest of the predecessor of such Substituted Limited Partner.

                  11.5 ASSIGNEES. If, in any case described in Section 11.4B, the General Partner, in its sole and absolute discretion, does not consent to the admission of any transferee as a Substituted Limited Partner, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be deemed to have had assigned to it and shall be entitled to receive distributions from the Partnership and the share of Net Income, Net Losses, and any other items, gain, loss deduction,

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and credit of the Partnership attributable to the OP Units assigned to such transferee and, as to the OP Units which were transferred to such Person in a manner permitted under this Agreement, shall have the rights and obligations set forth in Section 8.6 as though a Limited Partner, but shall not be deemed to be a holder of OP Units for any other purpose under this Agreement, and shall not be entitled to vote such OP Units in any matter presented to the Limited Partners for a vote (such OP Units being deemed, to the extent permitted by law, to have been voted on such matter in the same proportion as all other OP Units held by Limited Partners are voted). In the event any such transferee desires to make a further assignment of any such OP Units, such transferee shall be subject to all of the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of OP Units.

                  11.6 GENERAL PROVISIONS.

                           A. No Limited Partner may withdraw from the
Partnership otherwise than as a result of a permitted Transfer of all of such Limited Partner's OP Units in accordance with this Article 11 or pursuant to an exchange of all of its OP Units pursuant to Section 8.6.

                           B. Any Limited Partner who shall Transfer all of
its OP Units in a Transfer permitted pursuant to this Article 11 shall cease to be a Limited Partner upon the admission of all Assignees of such OP Units as Substituted Limited Partners. Similarly, any Limited Partner who shall Transfer all of its OP Units pursuant to an exchange of all of its OP Units pursuant to
Section 8.6 shall cease to be a Limited Partner.

                           C. Except with the consent of the General
Partner, transfers pursuant to this Article 11 (other than Transfers pursuant to Section 8.6B) may be made only as of the first day of each calendar month.

                           D. If any Partnership Interest is transferred or
assigned during the Partnership's fiscal year in compliance with the provisions of this Article 11 or exchanged pursuant to Section 8.6 on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof, and all other items attributable to such interest for such Partnership Year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the Partnership Year in accordance with section 706(d) of the Code, using such method as the General Partner shall determine in its sole discretion. Solely for purposes of making such allocations, each of such items for the calendar month in which the Transfer or assignment occurs shall be allocated to the transferee Partner, and none of such items for the calendar month in which an exchange occurs shall be

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



allocated to the exchanging Partner, provided, however, that the General Partner may adopt such other conventions relating to allocations in connection with transfers, assignments, or exchanges as it determines are necessary or appropriate. All distributions of Available Cash attributable to such OP Units with respect to which the Partnership Record Date is before the date of such transfer, assignment, or exchange shall be made to the transferor Partner or the exchanging Partner, as the case may be, and in the case of a Transfer or assignment other than an exchange, all distributions of Available Cash thereafter attributable to such OP Units shall be made to the transferee Partner.

                           E. Ownership of an OP Unit shall be determined
by the identity of the registered holder thereof on the books of the Partnership. Transfer of an OP Unit can be made only in conformity with all provisions of this Agreement and upon compliance with the further requirement that such transfer can be made only upon presentation of the certificate evidencing such OP Unit, accompanied by satisfactory and duly executed instruments of transfer.

                                   ARTICLE 12

                              ADMISSION OF PARTNERS

                  12.1 ADMISSION OF SUCCESSOR GENERAL PARTNER. A successor to all of the General Partner Interest pursuant to Section 11 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective upon such transfer, and such admission shall occur, and for all purposes shall be deemed to have occurred, immediately prior to the time the assignor ceases to be a general partner of the Partnership. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner's executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the case of such admission on any day other than the first day of a Partnership Year, all items attributable to the General Partner Interest for such Partnership Year shall be allocated between the transferring General Partner and such successor as provided in Section 11.6D.

                  12.2     ADMISSION OF ADDITIONAL LIMITED PARTNERS.

                           A. After the admission to the Partnership of the
Limited Partners on the date hereof, a Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited

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Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4, and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

                           B. Notwithstanding anything to the contrary in this
Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

                           C. If any Additional Limited Partner is admitted to
the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof, and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with section 706(d) of the Code, using such method as the General Partner shall determine in its sole discretion. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees, other than the Additional Limited Partner, and all distributions of Available Cash thereafter shall be made to all of the Partners and Assignees, including such Additional Limited Partner.

                  12.3 AMENDMENT OF AGREEMENT AND CERTIFICATE OF LIMITED PARTNERSHIP. For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 2.4 hereof.

                                   ARTICLE 13

                    DISSOLUTION, LIQUIDATION, AND TERMINATION

                  13.1 DISSOLUTION. The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement.

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In the event of the withdrawal of the General Partner, any successor General
Partner shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, only upon the first to occur of any of the following ("Liquidating Events"):

                           A. the expiration of its term as provided in

Section 2.5;

                           B. an event of withdrawal of the General Partner, as
defined in the Act (other than an event of bankruptcy), unless, at the time, there is at least one other General Partner, who is hereby permitted to carry on the business of the Partnership, and such General Partner does so (in accordance with Section 12.1 or otherwise) or, within 90 days after such event of withdrawal a majority in interest of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a successor General Partner;

                           C. an election to dissolve the Partnership made by
the General Partner;

                           D. entry of a decree of judicial dissolution of the
Partnership pursuant to the provisions of the Act;

                           E. the sale of all or substantially all of the assets
and properties of the Partnership;

                           F. a final and non-appealable judgment is entered by
a court of competent jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any Federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless prior to the entry of such order or judgment all of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a substitute General Partner.

                  13.2     WINDING UP.

                           A.       Upon the occurrence of a Liquidating Event
that results in the dissolution of the Partnership, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner, or, in the event there is no remaining General Partner, any Person elected by

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Limited Partners holding at least a majority of the Limited Partnership
Interests (the General Partner or such other Person being referred to herein as the "Liquidator"), shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of beneficial interest or other securities of the Trust or an Affiliate thereof) shall be applied and distributed in the following order:

                                    (1) First, to the payment and discharge (or
making reasonable provision for paying) of all of the Partnership's debts and liabilities to creditors other than the Partners;

                                    (2) Second, to the payment and discharge of
all of the Partnership's debts and liabilities to the Partners; and

                                    (3) The balance, if any, to the General
Partner and Limited Partners to the extent of and in accordance with the positive balances in their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods.

The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13.

                           B.       Notwithstanding the provisions of Section
13.2A which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any asset except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2A, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interests of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed

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



in kind using such reasonable method of valuation as it may adopt.

                           C.       In the discretion of the Liquidator, a pro
rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article 13 may be:

                                    (1) distributed to a trust established for
the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement; or

                                    (2) withheld or escrowed to provide a
reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld or escrowed amounts shall be distributed to the General Partner and Limited Partners in the manner and order of priority set forth in Section 13.2A as soon as practicable.

                  13.3 NO OBLIGATION TO CONTRIBUTE DEFICIT. If any Partner has a deficit balance in such Partner's Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), such Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever.

                  13.4 RIGHTS OF LIMITED PARTNERS. Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of its Capital Contributions and shall have no right or power to demand or receive property other than cash from the Partnership. Except as otherwise provided in this Agreement, no Limited Partner shall have priority over any other Partner as to the return of its Capital Contributions, distributions, or allocations.

                  13.5 NOTICE OF DISSOLUTION. In the event a Liquidating Event occurs or an event occurs that would, but for the provisions of an election, objection, consent, or agreement by one or more Partners pursuant to Section 13.1, result in a

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dissolution of the Partnership, the General Partner shall, within thirty (30)
days thereafter, provide written notice thereof to each of the Partners.

                  13.6 TERMINATION OF PARTNERSHIP AND CANCELLATION OF CERTIFICATE OF LIMITED PARTNERSHIP. Upon the completion of the liquidation of the Partnership's assets, as provided in Section 13.2, the Partnership shall be terminated, a certificate of cancellation shall be filed, and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the state of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

                  13.7 REASONABLE TIME FOR WINDING-UP. A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect among the Partners during the period of liquidation.

                  13.8 WAIVER OF PARTITION. Each Partner hereby waives any right to partition of the Partnership property.

                                   ARTICLE 14

                      AMENDMENT OF PARTNERSHIP AGREEMENT;
                           ACTION BY LIMITED PARTNERS

                  14.1     AMENDMENTS.

                           A.       Amendments to this Agreement may be proposed
by the General Partner or by any Limited Partner or Limited Partners holding in the aggregate 25% or more of the Partnership Interests. Following such proposal, the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written vote of the Partners on the proposed amendment or shall call a meeting on 15 days' notice to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written vote, the General Partner may require a response within a reasonable specified time, but not less than fifteen (15) days, and failure to respond in such time period shall constitute a vote which is consistent with the General Partner's recommendation with respect to the proposal. Except as provided in Section 14.1B, 14.1C, or 14.1D, a proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and it receives the consent of Limited Partners holding a Qualifying Limited Partner Interest.

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



                           B.       Notwithstanding Section 14.1A, the General
Partner shall have the power, without the consent of the Limited Partners, to amend this Agreement (other than Sections 4.3, 7.4, 7.5, 11.2, and 14.2) to the extent expressly set forth herein (including, without limitation, in Section 8.6E) or as may be required to facilitate or implement any of the following purposes:

                                    (1) to add to the obligations of the General
Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

                                    (2) to reflect the admission, substitution,
termination, or withdrawal of Partners in accordance with this Agreement;

                                    (3) to set forth the designations, rights,
powers, duties, and preferences of the holders of any additional Partnership Interests issued pursuant to Section 4.3 hereof;

                                    (4) to reflect a change that is of an
inconsequential nature and does not adversely affect the Limited Partners in any material respect; to cure any ambiguity, correct, or supplement in an inconsequential manner any provision in this Agreement not inconsistent with law or with other provisions; or to make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement; and

                                    (5) to satisfy any requirements, conditions,
or guidelines contained in any order, directive, opinion, ruling, or regulation of a Federal or state agency or contained in Federal or state law. The General Partner shall provide notice to the Limited Partners when any action under this
Section 14.1B is taken.

                           C. Notwithstanding Section 14.1A and 14.1B, this
Agreement shall not be amended without the consent of each Partner adversely affected if such amendment would (i) convert a Limited Partner's interest in the Partnership into a general partnership interest; (ii) modify the limited liability of a Limited Partner in a manner adverse to such Limited Partner;
(iii) alter rights of the Partner to receive distributions pursuant to Article 5 or Article 13 or the allocations specified in Article 6 (except as permitted pursuant to Article 4 and Sections 5.4 and 14.1B(3)); (iv) cause the termination of the Partnership prior to the time set forth in Sections 2.5 and 13.1; or (v) amend Sections 5.4 or 7.1A(3) or this Section 14.1C (or, in the case of an amendment pursuant to Section 14.1B, amend

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



Sections 4.1B, 8.5A, 8.6, or 9.3, the final sentence of Section 10.3B, or, except as provided in Article 4, Exhibit A).

                  14.2     ACTION BY LIMITED PARTNERS.

                           A. Meetings of the Partners may be called by the
General Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners holding 25 percent or more of the Partnership Interests. The request shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven (7) days nor more than thirty (30) days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or consent of the Limited Partners is permitted or required under this Agreement, such vote or consent may be given at a meeting of the Partners by the holders of such percentage of the Percentage Interests or OP Units as is expressly required by this Agreement or may be given in accordance with the procedure prescribed in Section 14.1A or in accordance with the procedure prescribed in Section 14.2B.

                           B. Any vote or consent of the Limited Partners
permitted or required under this Agreement and action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if written consent(s) setting forth the action so taken is signed by the holders of such percentage of the Percentage Interests or the OP Units as is expressly required by this Agreement. Such consent may be in one instrument or in several instruments. Such consent shall be filed with the records of the Partnership.

                           C. Each Limited Partner may authorize any Person or
Persons to act for such Limited Partner by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or such Limited Partner's attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it, such revocation to be effective upon the Partnership's receipt of written notice of such revocation from the Limited Partner executing such proxy.

                           D. Each meeting of the Partners shall be conducted by
the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate.

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                                   ARTICLE 15

                               GENERAL PROVISIONS

                  15.1 ADDRESSES AND NOTICE. Any notice, demand, request, or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address set forth in Exhibit A or such other address of which the Partner shall notify the General Partner in writing.

                  15.2 TITLES AND CAPTIONS. All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend, or describe the scope or intent of any provisions hereof.

                  15.3 PRONOUNS AND PLURALS. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

                  15.4 FURTHER ACTION. The parties shall execute and deliver all documents, provide all information, and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

                  15.5 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. Any reference to the "Company" herein shall also be deemed to include any successor thereto in connection with a change in identity, form, or place of organization of the Company.

                  15.6 CREDITORS. Other than as expressly set forth herein with respect to the Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

                  15.7 WAIVER. No failure by any party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement, or condition.

                  15.8 COUNTERPARTS. This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

                  15.9 APPLICABLE LAW. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of laws thereof.

                  INVALIDITY OF PROVISIONS. If any provision of this Agreement is or becomes invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not be affected thereby.

                  ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersedes any other prior written or oral understandings or agreements among them with respect thereto.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                GENERAL PARTNER:

                               MONTGOMERY CV TRUST

                                            By:______________________________

                                            Title:


                                            ORIGINAL LIMITED PARTNER:


                                            _________________________________
                                            LOUIS MESHON, SR.

                                            LIMITED PARTNERS:

                                            [To Come]

The Company is executing this Agreement
solely to indicate its acceptance of
the matters set out in Sections 8.6B(iv) and 11.2D:

CV REIT, INC.


By:__________________________________

Title:_______________________________

                                                                     EXHIBIT A

                PARTNERS' CONTRIBUTIONS AND PARTNERSHIP INTERESTS

Name and Address                 Cash           Gross Asset Value of                      Total Net         OP         Percentage
   of Partner                Contributions      Contributed Property     Liabilities(1) Contribution(2)    Units        Interest
----------------             -------------      --------------------     -----------    ------------       -----       ---------
GENERAL PARTNER

Montgomery CV Trust                                                                     [$        11]           1
580 West Germantown Pike
Plymouth Meeting, PA  19462

LIMITED PARTNERS

Montgomery CV Trust                                                                     [$87,632,820]   7,966,620
580 West Germantown Pike
Plymouth Meeting, PA  19462

[Other Limited Partners To Come](3)

--------
1 In order to give proper effect to Section 4.1G, all assets, including partnership interests, should be valued "gross" and all liabilities should be separately listed hereon.

2        Total Net Contributions will be stated as proportionate to OP Units.
         The Trust will contribute, or cause to be contributed by the Company and its qualified REIT subsidiaries, all its existing tangible and intangible assets, including goodwill and going concern value, except for (1) stock and beneficial interests in qualified REIT subsidiaries, including the Trust, and (2) except as provided in Section 4.1B, the Florida Land (which may include certain long-term recreation notes and which will be subject to the provisions hereof specifically relating thereto). The foregoing contributions will be subject to and the Partnership will assume all of the Company's (and its qualified REIT subsidiaries') liabilities (other than liabilities encumbering the assets not contributed); the liabilities will not, however, include the REIT's liability for deferred income taxes. No cash will be retained at the Company level, except for certain exceptions provided in the Master Agreement and, possibly, cash needed to pay dividends of the Company declared (or relating to the current quarter), but not yet paid, on the closing date. The Trust's net contribution, to which liabilities will be added back and from which cash contributed will be subtracted to determine the Gross Asset Value of the Trust's contribution of property other than cash, will be set at fair market value, which the Trust may determine to be not higher than the highest of and not lower than the lowest of (1) $87,632,831, (2) the Company's net GAAP book value on the date of signing of the Master Agreement, (3) the Company's net GAAP book value on the date of closing, (4) the product of 7,966,621 multiplied by the Company's share price (the "Company's market capitalization") on the date of signing of the Master Agreement, and
         (5) the Company's market capitalization on the date of closing, in each case appropriately adjusted for payment of transaction costs and retention of cash by the Company (and, if and as the Trust in its sole discretion shall so determine, for deferred income taxes).

3 At closing, when Exhibit A is completed, we should know who each non-CV limited partner will be and, in accordance with the formulas in the Master Agreement, but subject to Section 4.1B, 4.1C, and 4.1D, how many OP Units will be issued to each such limited partner.

                                                                       EXHIBIT B

                        ALLOCATIONS OF PARTNERSHIP ITEMS

1.       Allocation of Net Income and Net Loss.

         (a) NET INCOME. Except as otherwise provided in Sections 4.1 and 7.3B and this Exhibit B, Net Income (or items thereof) for any fiscal year or other applicable period shall be allocated to the Partners in accordance with their respective Percentage Interests.

         (b) NET LOSS. Except as otherwise provided in Section 4.1 and this Exhibit B, Net Loss (or items thereof) of the Partnership for each fiscal year or other applicable period shall be allocated to the Partners in accordance with the Partners' respective Percentage Interests. Notwithstanding the preceding sentence, to the extent any Net Loss (or items thereof) allocated to a Partner under this subparagraph (b) would cause such Partner (hereinafter, a "Restricted Partner") to have an Adjusted Capital Account Deficit, or increase the amount of an existing Adjusted Capital Account Deficit, as of the end of the fiscal year or other applicable period to which such Net Loss relates, such Net Loss shall not be allocated to such Restricted Partner and instead shall be allocated to the other Partner(s) (hereinafter, the "Permitted Partners") pro rata in accordance with each Permitted Partner's Percentage Interest.

         (c) TERMINATING CAPITAL TRANSACTION; LIQUIDATION. Allocations of Net Income or Net Loss (or items thereof) in connection with a Terminating Capital Transaction or Liquidation (as defined in Treasury Regulation section 1.704-1(b)(2)(ii)(G)) of the Partnership shall be made so that, to the extent possible, the Partners' respective Capital Account balances are proportionate to their Percentage Interests. In the event that the Capital Account balance of more than one Partner is disproportionate to such Partner's Percentage Interest, the largest such relative disproportion shall be cured first, until it is equal, on a relative basis, to the next largest such disproportion, and so on, to the extent Net Income or Net Loss (or items thereof) are available. Notwithstanding the preceding sentence, to the extent any Net Loss (or items thereof) would be allocated to a Restricted Partner under this subparagraph (c), such Net Loss shall not be allocated to such Restricted Partner and instead shall be allocated to the Permitted Partners pro rata in accordance with each Permitted Partner's Percentage Interest.

         (d)      RULES OF CONSTRUCTION.

                  (1) CAPITAL ACCOUNT INCREASES. For purposes of making allocations pursuant to subparagraph 1(c) of this Exhibit B, a Partner's Capital Account balance shall be deemed to be increased by such Partner's share of any Partnership Minimum Gain and Partner Minimum Gain remaining at the close of the fiscal period in respect of which such allocations are being made.

                  (2) CHANGE IN PERCENTAGE INTERESTS. In the event any Partner's Percentage Interest changes during a fiscal year for any reason (except by reason of Section 4.1E), including without limitation, the Transfer of any interest in the Partnership, the tax allocations contained in this Exhibit B shall be applied as necessary to reflect the varying interests of the Partners during such year. In the event any Partner's Percentage Interest changes by reason of Section 4.1E, the principles of subparagraph 1(c) of this Exhibit B shall be applied.

2.       Special Allocations.

         Notwithstanding any provisions of paragraph 1 of this Exhibit B, the following special allocations shall be made.

         (a) MINIMUM GAIN CHARGEBACK (NONRECOURSE LIABILITIES). Except as otherwise provided in section 1.704-2(f) of the Regulations, if there is a net decrease in Partnership Minimum Gain for any Partnership fiscal year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain to the extent required by Regulations section 1.704-2(f). The items to be so allocated shall be determined in accordance with sections 1.704-2(f) and (i) of the Regulations. This subparagraph 2(a) is intended to comply with the minimum gain chargeback requirement in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this subparagraph 2(a) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

         (b) PARTNER MINIMUM GAIN CHARGEBACK. Except as otherwise provided in section 1.704-2(i)(4) of the Regulations, if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any fiscal year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with section 1.704- 2(i)(5) of the Regulations, shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to that Partner's share of the net decrease in the Partner Minimum Gain attributable to such Partner Nonrecourse Debt to the extent and in the manner required by section 1.704-2(i) of the Regulations. The items to be so allocated shall be determined in accordance with sections

1.704-2(i)(4) and (j)(2) of the Regulations. This subparagraph 2(b) is intended to comply with the minimum gain chargeback requirement with respect to Partner Nonrecourse Debt contained in said section of the Regulations and shall be interpreted consistently therewith. Allocations pursuant to this subparagraph 2(b) shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant hereto.

         (c) QUALIFIED INCOME OFFSET. In the event a Partner unexpectedly receives any adjustments, allocations, or distributions described in section 1.704-1(b)(2)(ii)(D)(4), (5), or (6) of the Regulations, and such Partner has an Adjusted Capital Account Deficit, items of Partnership income (including gross income) and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the Adjusted Capital Account Deficit as quickly as possible as required by the Regulations. This subparagraph 2(c) is intended to constitute a "qualified income offset" under section 1.704-1(b)(2)(ii)(D) of the Regulations and shall be interpreted consistently therewith.

         (d) OTHER CHARGEBACK OF IMPERMISSIBLE NEGATIVE CAPITAL ACCOUNT. To the extent any Partner has an Adjusted Capital Account Deficit at the end of any Partnership fiscal year, each such Partner shall be specially allocated items of Partnership income (including gross income) and gain in the amount of such excess as quickly as possible, provided that an allocation pursuant to this paragraph 2(d) shall be made if and only to the extent that such Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Exhibit B have been tentatively made as if this paragraph 2(d) were not in the Agreement.

         (e) NONRECOURSE DEDUCTIONS. Nonrecourse Deductions for any fiscal year or other applicable period shall be allocated to the Partners in accordance with their respective Percentage
Interests.

         (f) PARTNER NONRECOURSE DEDUCTIONS. Partner Nonrecourse Deductions for any fiscal year or other applicable period with respect to a Partner Nonrecourse Debt shall be specially allocated to the Partner that bears the economic risk of loss for such Partner Nonrecourse Debt (as determined under sections 1.704-2(b)(4) and 1.704-2(i)(1) of the Regulations).

         (g) INTENT OF ALLOCATIONS. The parties intend that the allocation provisions of this Exhibit B shall result in final Capital Account balances of the Partners that are in proportion to the Partners' respective Percentage Interests, so that when liquidating distributions are made in accordance with such final Capital Account balances under Section 13.2A(3), such distributions will be made in proportion to the Partners' respective Percentage Interests. To the extent that such final Capital Account balances would not so reflect the provisions of this Exhibit B, income and loss of the Partnership for the current year and future years, as computed for book purposes, shall be allocated among the Partners so as to result in final Capital Account balances reflecting the provisions of this Exhibit B. This subparagraph shall control notwithstanding any reallocation of income, loss, or items thereof, as computed for book purposes, by the Internal Revenue Service or any other taxing authority.

         (h) SECTION 754 ADJUSTMENT. To the extent an adjustment to the adjusted tax basis of any asset of the Partnership pursuant to section 734(b) of the Code or section 743(b) of the Code is required, pursuant to section 1.704-1(b)(2)(iv)(M) of the Regulations, to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated among the Partners in a manner consistent with the manner in which each of their respective Capital Accounts are required to be adjusted pursuant to such section of the Regulations.

3.       Tax Allocations.

         (a) ITEMS OF INCOME OR LOSS. Except as is otherwise provided in this Exhibit B or in the Code and Regulations, an allocation of Partnership Net Income or Net Loss to a Partner shall be treated as an allocation to such Partner of the same share of each item of income, gain, loss, deduction, and item of tax-exempt income or Code section 705(a)(2)(B) expenditure (or item treated as such expenditure pursuant to Regulations section 1.704-1(b)(2)(iv)(I)) ("Tax Items") that is taken into account in computing Net Income or Net Loss. Tax Items with respect to Partnership property that is subject to Code section 704(c) and/or Regulations section 1.704-1(b)(2)(iv)(F) shall be allocated in accordance with Code section 704(c) and Regulations section 1.704-3.

         (b) SECTION 1245/1250 RECAPTURE. To the extent not otherwise required by the Code or Regulations, if any portion of gain from the sale of Partnership assets is treated as gain which is ordinary income by virtue of the application of Code section 1250 ("Affected Gain"), then such Affected Gain shall be allocated among the Partners in the same proportion that the depreciation and amortization deductions giving rise to the Affected Gain were allocated. This subparagraph 3(b) shall not alter the amount of Net Income (or items thereof) allocated among the Partners, but merely the character of such Net Income (or items thereof). For purposes hereof, in order to determine the proportionate allocations of depreciation and amortization deductions for each fiscal year or other applicable period, such deductions shall be deemed allocated on the same basis as Net Income and Net Loss for such respective period. Items governed by section 1.1245-1(e) of the Regulations shall be allocated in accordance with that section.

         (c) EXCESS NONRECOURSE LIABILITY SAFE HARBOR. Pursuant to Regulations
section 1.752-3(a)(3), solely for purposes of determining each Partner's proportionate share of the "excess nonrecourse liabilities" of the Partnership (as defined in Regulations section 1.752-3(a)(3)), the Partners' respective interests in Partnership profits shall be determined in accordance with each Partner's Percentage Interest; provided, however, that each Partner who has contributed an asset to the Partnership shall be allocated, to the extent possible, a share of "excess nonrecourse liabilities" of the Partnership which results in such Partner's being allocated nonrecourse liabilities in an amount which is at least equal to the amount of income that would otherwise be realized by such Partner pursuant to section 731 of the Code in connection with the contribution of such asset to the Partnership or with any reduction in "section 704(c) minimum gain" with respect thereto prior to the end of the taxable year of the contribution (the "Liability Shortfall"). In the event there is an insufficient amount of nonrecourse liabilities to allocate to each Partner an amount of nonrecourse liabilities equal to the Liability Shortfall, then an amount of nonrecourse liabilities in proportion to, and to the extent of, the Liability Shortfall shall be allocated to each Partner.

         (d) REFERENCES TO REGULATIONS. Any reference in this Exhibit B or the Agreement to a provision of proposed and/or temporary Regulations shall, in the event such provision is modified or renumbered, be deemed to refer to the successor provision as so modified or renumbered, but only to the extent such successor provision applies to the Partnership under the effective date rules applicable to such successor provision.

         (e) SUCCESSOR PARTNERS. For purposes of this Exhibit B, a transferee of a Partnership Interest shall be deemed to have been allocated the Net Income, Net Loss, and other items of Partnership income, gain, loss, deduction, and credit allocable to the transferred Partnership Interest that previously have been allocated to the transferor Partner pursuant to this Agreement.

                                                                      EXHIBIT C

                         DESCRIPTION OF FLORIDA LAND(4)






























----------------------

4 Will include Motel, Administration Building, Griffin Road, Miramar, Century Plaza, President's Land Trust, Okeechobee Road sliver, and the Westward gas station.

                                                                       EXHIBIT D

                          FORM OF NOTICE OF REDEMPTION

To:

Montgomery CV Realty L.P.
580 West Germantown Pike
Plymouth Meeting, PA, 19462

1. The undersigned (the "Redeeming Partner") hereby elects to redeem ______ OP Units, pursuant to Section 8.6 of that certain Amended and Restated Agreement of Limited Partnership of Montgomery CV Realty L.P., dated ________, 1997, and entered into by and among ________ (the "Trust"), a Delaware business trust, and certain other parties set forth on Exhibit A thereto (the "Partnership Agreement"). Capitalized terms used in this Notice of Redemption and not otherwise defined shall have the meanings given to such terms in the Partnership Agreement.

2. The Redeeming Partner, intending that the Trust, its Affiliates, and Montgomery CV Realty L.P. (the "Partnership") rely on the representations and warranties in this Notice of Redemption, hereby represents and warrants as follows:

(i) The Redeeming Partner is the registered holder of ______ OP Units evidenced by Certificate number(s) _______ enclosed with this Notice of Redemption (the "Certificate"); (ii) the Redeeming Partner is the sole legal and beneficial owner (with any exceptions noted below) to the OP Units evidenced by the Certificate, free and clear of all liens, claims, encumbrances, restrictions, agreements or rights of third parties of any kind whatsoever ("Liens"); (iii) the Redeeming Partner has full power and authority to execute this Certificate and redeem the OP Units to which it relates and this Certificate is enforceable against the Redeeming Partner in accordance with its terms.

[State exceptions to full legal and beneficial ownership of the OP Units by the Redeeming Partner, free and clear of Liens, if any:

________________________________________________________________________________

________________________________________________________________________________

_____________________________________________________________________]

3. The Redeeming Partner understands that, upon receipt of this Notice by the Partnership, the Trust may, in its sole and absolute discretion, elect (the "Payment Election") to assume directly and satisfy the Redemption Right being exercised herewith either by paying to the Redeeming Partner the Cash Amount or, with certain qualifications more fully detailed in the Partnership Agreement, issuing to the Redeeming Partner the Shares Amount.

4. In order for the Trust to make an informed decision regarding the Payment Election, the Redeeming Partner hereby confirms, acknowledges, represents, and warrants that assuming the Redeeming Partner were to receive Shares in lieu of the Cash Amount:

         (i) the Redeeming Partner understands that, subject to certain registration rights in the Partnership Agreement, offer and sale of the Shares are restricted under the Federal securities laws;

         (ii) the Redeeming Partner will not offer, sell, or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom and compliance with and any applicable state securities laws;

         (iii) the Redeeming Partner is not domiciled in nor a resident of California (nor is any direct or indirect owner of the Redeeming Partner domiciled in or a resident of California);

         (iv) the Redeeming Partner is not a "benefit plan investor" within the meaning of 29 C.F.R. Section 2510.3-101;

         (v) the Redeeming Partner is able to bear the economic risk attendant with the ownership of the Shares;

         (vi) the Redeeming Partner agrees that the following legend or a substantially similar legend may be placed on the certificates representing the Shares and a stop transfer order may be placed with respect thereto:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND CAN NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, IS AVAILABLE, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION.";

         (vii) No provision of the Redeeming Partner's certificate of incorporation or by-laws, or of any agreement, instrument, or understanding to which the Redeeming Partner is a party or by which it is bound, has been or would be violated by the execution and delivery of this Notice of Redemption or the transactions contemplated hereby, and all requisite corporate and other authorizations for such execution, delivery, performance, and satisfaction of this Notice of Redemption or the transactions contemplated hereby shall have been, at or prior to the delivery of this Notice of Redemption, duly obtained;

         (viii) If the Trust shall transfer Shares to the Redeeming Partner in satisfaction of the Redemption Right and the Redeeming Partner shall be entitled to include such Shares under a Registration Statement of the Company, the Redeeming Partner:

                  [check whichever is applicable]

                           ___  Does

                           ___  Does Not
intend to offer and to sell the Shares received under such Registration Statement and will provide such infomation and sign such documents as the Company shall reasonably request with respect to inclusion of the sale of such Shares in such Registration Statement.

4. If the Trust elects to satisfy the Redemption Rights which are the subject of this Notice of Redemption by paying to the Redeeming Partner the Shares Amount, please issue a certificate or certificates representing the Shares Amount such Redeeming Partner is entitled receive in the name of the Redeeming Partner.

5. Please issue a new certificate of OP Unit ownership evidencing the number of OP Units owned by the Redeeming Partner subsequent to the redemption which is the subject of this Notice of Redemption

6. The Redeeming Partner hereby agrees to indemnify and save the Trust and its Affiliates harmless from and defend it from and against any and all demands, claims, actions, liabilities, losses, costs, damages or expenses whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any inaccuracy or breach of any representation or warranty of the Redeeming Partner contained in this Notice of Redemption.

Dated: ______________

For Corporate, Partnership, Limited                  For Individual Investors:
Liability Company, Trust, Employee
Benefit Plan or Other Entity Redeeming

Partner:

_________________________________         ___________________________________
(Print Name of Entity)                      (Signature)

By:  ____________________________         Print Name:  ______________________
       (Signature)

Print Name:  ____________________

Title:  _________________________

                                                                       EXHIBIT E



                               PROPERTIES TO WHICH
                        SECTION 7.1A(3)(A) IS APPLICABLE

       PROPERTY                  INDIVIDUALS                  DATE
---------------------      -----------------------   -----------------------
Chesterbrook Shopping      Paul Cohen                      July 31, 2002
Center                     Richard Fox
                           Louis P. Meshon, Sr.

Woodbourne Square          Paul Cohen                      August 1, 2000
Shopping Center            Louis P. Meshon, Sr.

Rio Grande Shopping        Louis P. Meshon, Sr.            January 1, 2000
Center

The rights under Section 7.1A(3) and the final sentence of Section 10.1 granted to the persons listed on this Exhibit E shall terminate as to any such person when such person no longer owns, directly or indirectly (giving effect to the principles of section 267(c)(1) of the Code), any interest in the Partnership.

                                                                      EXHIBIT F

                                 FORM OF LETTER

Montgomery CV Realty L.P.
580 West Germantown Pike
Plymouth Meeting, PA  19462

Montgomery CV Trust
580 West Germantown Pike
Plymouth Meeting, PA  19462

Gentlemen:

                  This letter is being issued pursuant to Section 8.6A(i) of the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of Montgomery CV Realty L.P. (the "Partnership"), dated December 31, 1997, under which the General Partner of the Partnership has consented to reduce, from one year to ___ months, the period of time following which I, as a holder of OP Units, may elect to exercise the Redemption right provided under
Section 8.6A of the Partnership Agreement, on condition that I provide to the Partnership, the General Partner, the Trust, and their respective Affiliates certain representations and indemnities relating to such consent. (Unless otherwise indicated, all capitalized terms used herein shall have the same meaning as contained in the Partnership Agreement.)

                  Accordingly, I hereby acknowledge that my exercise of the Redemption Right pursuant to Section 8.6A of the Partnership Agreement is being undertaken with full knowledge and understanding of the income tax consequences of such exercise and that no representations or warranties have been or are being made to me with respect to my ability to maintain my tax basis in the property contributed by me to the Partnership or to avoid the recognition of gain and the incurrence of tax liability in connection with the structure or completion of any of the transactions contemplated by the Partnership Agreement (including but not limited to the granting by the General Partner of the consent referred to in the preceding paragraph). I hereby agree that neither the Partnership, the General Partner, the Trust, nor any of their respective Affiliates (including the Company), nor any of their respective general partners, limited partners, members, trustees, officers, directors, or employees shall have any liability or obligations in connection with any such occurrences and I hereby agree to protect, defend, indemnify, and hold harmless each of such Persons from and against any and all claims, demands, losses, expenses, and other damages (including without limitation taxes, fines and penalties, legal fees, and expenses) incurred by them, or any of them, as a result of any such liability or obligation or otherwise arising out of the reduction of such time period or such exercise.

                                                   Very truly yours,

                                   APPENDIX C



                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                                  CV REIT, INC.

                  CV Reit, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

                  1. On [______ __,] 1997, the Board of Directors of the Corporation, at a regular meeting, adopted a resolution setting forth a proposed Amended and Restated Certificate of Incorporation, declaring such Amended and Restated Certificate of Incorporation to be advisable and resolving that it be considered and voted upon at the next annual meeting of the stockholders of the Corporation.

                  2. Pursuant to the resolution of its Board of Directors, the annual meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, on [______ __,] 1997, at which meeting the necessary number of shares as required by statute were voted in favor of the Amended and Restated Certificate of Incorporation.

                  3. Said Amended and Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

                  4. The Amended and Restated Certificate of Incorporation as now in full force and effect shall hereafter read as follows:

                                    ARTICLE 1

                  The name of the corporation shall be CV Reit, Inc.


                                    ARTICLE 2

                  The address of the Corporation's registered office in the State of Delaware is 1013 Centre Road, Wilmington, New Castle County, Delaware 19805, and the name of the Corporation's registered agent at the foregoing address is Corporation Service Company.

                                    ARTICLE 3

                  The purpose of the Corporation is to engage in any lawful act or activity for which corporation may be organized under the General Corporation Law of the State of Delaware.

                                    ARTICLE 4

                  A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 20,000,000 shares of common stock having a par value of $.01 per share.

                  B. The holders of shares of Capital Stock of the Corporation shall not be entitled as a matter of right to subscribe for or purchase any part of any new or additional issue of any stock or other securities of the Corporation.

                  C. The holders of shares of common stock shall be entitled to one vote for each share of such stock held of record by said holder.

                                    ARTICLE 5

                  A. Except as otherwise provided in the Certificate of Incorporation or by-laws of the Corporation, the Board of Directors of the Corporation shall have the power to adopt, amend or repeal the by-laws of the Corporation by a vote of a majority of the directors then in office. Those stockholders of the Corporation entitled to vote shall also have the power to adopt, amend or repeal by-laws of the Corporation by a vote of a majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of stockholders duly held. Any by-laws adopted by the stockholders may be amended or repealed by the Board of Directors unless the by-laws or provision thereof specifically states that it shall not be amended or repealed by the Board of Directors, in which case such by-laws or provision shall only be amended or repealed by a vote of a majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of stockholders duly held.

                  B. Election of the directors of the Corporation need not be by written ballot unless the by-laws of the Corporation so provide.

                  C. The entire Board of Directors of the Corporation shall consist of such number of persons not greater than 12 nor less than 7 as shall, from time to time, be determined by the affirmative vote of a majority of the entire Board, and shall initially be 7 persons. The Board shall be divided into three classes, which are hereby designated Class I, Class II and Class III. Each class shall be as nearly equal in number as practicable, as shall be determined by the Board of Directors at the time of any change in the number constituting the entire Board, provided that initially Class I and Class II each shall consist of 2 persons and Class III shall consist of 3 persons, and provided, further, that no change in the number constituting the entire Board shall effect the removal of a director before the end of such director's term of office. The term of office of the initial Class I directors shall expire at the next annual meeting of stockholders; that of the initial Class II directors at the second succeeding annual meeting of stockholders; and that of the initial Class III directors at the third succeeding annual meeting of stockholders. At each annual meeting after the initial election of directors to the three classes, directors to replace those whose terms expire at any annual meeting shall be elected to hold office until the third succeeding annual meeting and until a successor has been elected and qualified. The election, resignation, removal and replacement of directors shall be effected in accordance with the by-laws of the Corporation.

                  D. The by-laws of the Corporation may require the affirmative vote of greater than a majority of the directors then in office to amend or repeal certain by-laws or authorize certain transactions or other matters relating to the business, property and affairs of the Corporation as provided in the by-laws. A by-law requiring that certain action be taken only by vote of more than a majority of directors then in office may be amended or repealed only by the affirmative vote of a number of directors sufficient to have taken such action or such greater number of directors as may be provided in such by-law.

                  E. For the period commencing on the filing of this Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware and ending on December 31, 2002, the following actions may be taken by the Corporation only with the affirmative vote of at least three quarters of the entire Board of Directors:

                  (i) acquisition or agreement to acquire, directly or indirectly, including without limitation, through one or more subsidiaries or interests in other entities or acquisition of any mortgages or securities, any interest in real property;

                  (ii) any change in the real estate acquisition policy set forth in the by-laws of the Corporation;

                  (iii) any decision to reduce the rate of the Corporation's quarterly dividend below $0.29 (twenty nine cents) per share, unless such reduction is the direct result of a material default under the debt obligations set forth on Schedule A hereto, which remains uncured for 30 days after the Corporation shall give Hilcoast Development Corp. notice of such default, which the Board of Directors, by a majority vote of the entire Board, determines in good faith has substantially adversely affected the ability of the Corporation to pay such quarterly dividend, for the period the Board of Directors shall so determine such adverse affect shall continue; or

                  (iv) any change in the power or authority of the Acquisition Committee of the Board of Directors established under the by-laws or in the membership thereof.

                  F. For the period commencing on the filing of this Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware and ending on December 31, 2002, the Corporation shall not acquire or agree to acquire, directly or indirectly, including without limitation, through one or more subsidiaries or interests in other entities or acquisition of any mortgages or securities, any interest in real property unless the Board of Directors shall have adopted a resolution by affirmative vote of at least a majority of the entire Board stating that the Board of Directors, after due investigation, does not believe that the acquisition would adversely affect or cause a decrease in the amount of the regular quarterly dividend of the Corporation below $0.29 (twenty nine cents) per share in the five year period immediately following the date of such acquisition.

                  G. If the Corporation shall, at any time or from time to time,
(i) declare a dividend payable in shares of its capital stock, (ii) subdivide the outstanding shares of its capital stock, (iii) combine the outstanding shares of its capital stock into a smaller number of shares, or (iv) issue any shares in a reclassification of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), all references to a regular quarterly dividend in the amount of $0.29 per share in this Article 5 shall be deemed equitably modified to a regular quarterly dividend of such amount as would cause the holder of one share of common stock immediately prior to such event to have the right to receive immediately after such event a regular quarterly dividend in the amount of $0.29 in respect of such holder's then holding of capital stock.

                                    ARTICLE 6

                  A. To the fullest extent that the General Corporation Law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. No amendment to this Certificate of Incorporation, directly or indirectly by merger, consolidation or otherwise, having the effect of amending, altering, changing or repealing any of the provisions of this Paragraph A shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal, unless such amendment shall have the effect of further limiting or eliminating such liability.

                  B.1. The Corporation shall, to the fullest extent permitted by applicable law as then in effect, indemnify any person (the "indemnitee") who was or is involved in any manner (including, without limitation, as a party or a witness) or was or is threatened to be made so involved in any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, any action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor) (a "proceeding") by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or of a partnership, joint venture, trust or other enterprise (including, without limitation, service with respect to any employee benefit plan), whether the basis of any such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, against all expenses, liability and loss (including, without limitation, attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred by him in connection with such proceeding. Such indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs and legal representatives. The right to indemnification conferred in this Article 6 shall include the right to receive payment in advance of any expenses incurred by the indemnitee in connection with such proceeding, consistent with applicable law as then in effect, and shall be a contract right. The Corporation may, by action of its Board of Directors, provide indemnification for employees, agents, attorneys and representatives of the Corporation with up to the same scope and extent as hereinabove provided for officers and directors. No amendment to this Certificate of Incorporation having the effect of amending, altering, changing or repealing any of the provisions of the sections of this Paragraph B shall remove, abridge or adversely affect any right to indemnification or other benefits under the sections of this Paragraph B with respect to any acts or omissions occurring prior to such amendment or repeal.

                  2. The right of indemnification, including the right to receive payment in advance of expenses, conferred in this Article 6 shall not be exclusive of any other rights to which any person seeking indemnification may otherwise be entitled under any provision of the Certificate of Incorporation, by-laws or agreement or otherwise.

                  3. In any action or proceeding relating to the right to indemnification conferred in this Article 6, the Corporation shall have the burden of proof that the indemnitee has not met any standard of conduct or belief which may be required by applicable law to be applied in connection with a determination of whether the indemnitee is entitled to indemnity, or otherwise is not entitled to indemnity, and neither a failure to make such a determination nor an adverse determination of entitlement to indemnity shall be a defense of the Corporation in such an action or proceeding or create any presumption that the indemnitee has not met any such standard of conduct or belief or is otherwise not entitled to indemnity. If successful in whole or in part in such an action or proceeding, the indemnitee shall be entitled to be indemnified by the Corporation for the expenses actually and reasonably incurred by him in connection with such action or proceeding.

                  C. No amendment to this Certificate of Incorporation, directly or indirectly by merger, consolidation or otherwise, shall amend, alter, change or repeal any of the provisions of this Article 6, unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote of the holders of at least 80% of the outstanding shares of stock of the Corporation entitled to vote in elections of directors, provided that this Paragraph C shall not apply to any such amendment if such amendment is submitted to the stockholders for adoption with the unanimous recommendation of the entire Board of Directors.


                                   ARTICLE 7

                  Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directors. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

                                    ARTICLE 8

                  Any restrictions on transfer of the shares of stock of the Corporation shall be as provided in the by-laws of the Corporation.

                                    ARTICLE 9

                  The Corporation reserves the right to amend, alter or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights of stockholders herein are subject to this reservation.

                  IN WITNESS WHEREOF, we have signed this Amended and Restated Certificate of Incorporation and caused the Corporate Seal of the Corporation to be hereunto affixed this__________day of _________, 1997.

                                              CV REIT, INC.

(corporate seal)

                                              By
                                                 ------------------------------
                                                          President

                                              ATTEST:
                                                      -------------------------
                                                          Secretary

                                   SCHEDULE A

1. Consolidated Term Note dated July 31, 1992 in the original principal amount of $35,672,941.33 made by [insert signatories -- 3 subsidiaries of Cenvill Development]

2. Consolidated Construction Note dated July 31, 1992 in the original principal amount of $6,500,000 made by [insert signatory]

3. Supplemental Note dated July 31, 1992 in the original principal amount of $1,000,000 made by [insert signatory]


4. Letter of Credit Note dated July 31, 1992 in the original principal amount of $1,000,000 made by [insert signatory]


5. Promissory Note dated September 30, 1993 in the original principal amount of $3,000,000 made by [_____] Communities, Inc.

6. Promissory Note dated March 31, 1995 in the original principal amount of $5,000,000 made by C.V.P. Community Center, Inc.

7. Promissory Note dated August 8, 1992 in the original principal amount of $2,100,000 made by VLX Properties, Inc.

                                   APPENDIX D



                                  CV REIT, INC.

                          AMENDED AND RESTATED BY-LAWS

                                    ARTICLE 1

                                  STOCKHOLDERS

                  SECTION 1. Annual Meetings. An annual meeting of stockholders to elect directors of CV Reit, Inc. (hereinafter the "Corporation") and transact such other business as may properly be presented to the meeting shall be held at such other date, time and place within or without the State of Delaware as may be fixed by the Board of Directors.

                  SECTION 2. Special Meetings. A special meeting of stockholders may be called at any time by the Board of Directors, its Chairman or the President and shall be called by any of them or by the Secretary upon receipt of a written request to do so specifying the matter or matters, appropriate for action at such a meeting, proposed to be presented at the meeting and signed by holders of record for forty percent (40%) of the shares of stock that would be entitled to be voted on such matter or matters if the meeting were held on the day such request is received and the record date for such meeting were the close of business on the preceding day.

                  SECTION 3. Place of Meetings. All meetings of the stockholders of the Corporation shall be held at such place, within or without the State of Delaware, as may be designated by the body or person calling such meeting and as shall be stated in the notice of such meeting.

                  SECTION 4. Notice of Meeting. For each meeting of stockholders written notice shall be given stating the place, date and hour and, in the case of a special meeting, the purpose or purposes for which the meeting is called and, if the list of stockholders required by Section 10 of this Article 1 is not to be at such place at least 10 days prior to the meeting, the place where such list will be. Except as otherwise provided by Delaware law, the written notice of any meeting shall be given not less than 10 or more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

                  SECTION 5. Quorum. Except as otherwise required by law or the Certificate of Incorporation, the holders of record of a majority of the shares of stock entitled to be voted present in person or by proxy at a meeting shall constitute a quorum for the transaction of business at the meeting, but in the absence of a quorum the holders of record present in person or by proxy at such meeting may vote to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is obtained. At any such adjourned session of the meeting at which there shall be present in person or by proxy the holders of record of the requisite number of shares, any business may be transacted that might have been transacted at the meeting as originally called.

                  SECTION 6. Chairman and Secretary at Meeting. At each meeting of stockholders the Chairman of the Board of Directors, or in the Chairman's absence, the President, or in the President's absence, a Vice-President, or in the absence of all such officers, a person chosen by plurality vote, shall preside as chairman of the meeting. The Secretary or in the Secretary's absence a person designated by the chairman of the meeting shall act as secretary of the meeting.

                  SECTION 7. Voting; Proxies. Except as otherwise provided by law or the Certificate of Incorporation, and subject to the provisions of
Section 11 of this Article 1:

                           (a) Each stockholder shall at every meeting of the
                  stockholders be entitled to one vote for each share of common stock held by and registered in the name of such stockholder on the books of the Corporation.

                           (b) Each stockholder entitled to vote at a meeting of
                  stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

                           (c) Directors shall be elected by a plurality vote.

                           (d) Each matter, other than election of directors,
                  properly presented to any meeting shall be decided by a majority of the votes cast on the matter.

                           (e) Election of directors shall be by ballot. Other
                  votes shall be by ballot only when so directed by the chairman of the meeting.

                  SECTION 8. Adjourned Meetings. A meeting of stockholders may be adjourned to another time or place. Unless the Board of Directors fixes a new record date, stockholders of record for an adjourned meeting shall be as originally determined for the meeting from which the adjournment was taken. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote. At the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called.

                  SECTION 9. Consent of Stockholders in Lieu of Meeting. Any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Notice of the taking of such action shall be given promptly to each stockholder that would have been entitled to vote thereon at a meeting of stockholders and that did not consent thereto in writing.

                  SECTION 10. List of Stockholders Entitled to Vote. At least 10 days before every meeting of stockholders a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be prepared and shall be open to the examination of any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. Such list shall be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

                  SECTION 11. Fixing of Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date which shall not be more than 60 days before the date of such meeting, nor more than 60 days prior to any other action, except that, in the case of determining stockholders entitled to express consent to corporate action in writing without a meeting, such record date shall not be more than 10 days after the date on which the resolution setting such record date is adopted by the Board of Directors. If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and the record date for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                                    ARTICLE 2


                                    DIRECTORS

                  SECTION 1. Number; Term of Office; Qualifications. The business, property and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The entire Board of Directors of the Corporation shall consist of such number of persons not greater than 12 nor less than 7 as shall, from time to time, be determined by the affirmative vote of a majority of the entire Board, and shall initially be 7 persons. The Board shall be divided into three classes, which are hereby designated Class I, Class II and Class III. Each class shall be as nearly equal in number as practicable, as shall be determined by the Board of Directors at the time of any change in the number constituting the entire Board, provided that initially Class I and Class II each shall consist of 2 persons and Class III shall consist of 3 persons, and provided, further, that no change in the number constituting the entire Board shall effect the removal of a director before the end of such director's term of office. The term of office of the initial Class I directors shall expire at the next annual meeting of stockholders; that of the initial Class II directors at the second succeeding annual meeting of stockholders; and that of the initial Class III directors at the third succeeding annual meeting of stockholders. At each annual meeting after the initial election of directors to the three classes, directors to replace those whose terms expire at any annual meeting shall be elected to hold office until the third succeeding annual meeting. Each director shall be elected by the holders of shares entitled to vote thereon at the annual meeting of stockholders, to serve (subject to the provisions of this Article 2) until the third succeeding annual meeting and until a successor has been elected and qualified.

                  SECTION 2. Resignation. Any director of the Corporation may resign at any time by giving written notice of such resignation to the Board of Directors, the President or the

Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if no time be specified, upon receipt thereof by the Board of Directors or one of the above-named officers; and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                  SECTION 3. Removal. Except as otherwise provided by law, any one or more directors may be removed, but only for cause, by the vote of the holders of a majority of the issued and outstanding shares of stock of the Corporation entitled to vote for the election of directors at a special meeting of the stockholders called for such purpose.

                  SECTION 4. Vacancies. Any vacancy in the office of any director through death, resignation, removal, disqualification or other cause, and any directorships resulting from any increase in the number of directors, may be filled at any time by a majority of the directors then in office (even though less than a quorum remains) or by the stockholders. When one or more directors shall resign from the Board effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. Subject to the provisions of this Article 2, the person or persons chosen to fill any vacancy in the office of any director or to fill any newly-created directorship shall hold office until the next election of the class for which such person or persons shall have been chosen and until a successor has been elected and qualified.

                  SECTION 5. Regular and Annual Meetings; Notice. Regular meetings of the Board of Directors shall be held at such time and at such place, within or without the State of

Delaware, as the Board of Directors may from time to time prescribe. No notice need be given of any regular meeting, and notice, if given, need not specify the purposes thereof. A meeting of the Board of Directors may be held without notice immediately after an annual meeting of stockholders at the same place as that at which such meeting was held.

                  SECTION 6. Special Meetings; Notice. A special meeting of the Board of Directors may be called at any time by the Board of Directors, its Chairman, the President or any person acting in the place of the President and shall be called by any one of them or by the Secretary upon receipt of a written request to do so specifying the matter or matters, appropriate for action at such a meeting, proposed to be presented at the meeting and signed by at least two directors. Any such meeting shall be held at such time and at such place, within or without the State of Delaware, as shall be determined by the body or person calling such meeting. Notice of such meeting stating the time and place thereof shall be given (a) by deposit of the notice in the United States mail, first class, postage prepaid, at least five days before the day fixed for the meeting addressed to each director at the director's address as it appears on the Corporation's records or at such other address as the director may have furnished the Corporation for that purpose, or (b) by delivery of the notice similarly addressed for dispatch by fax, telegraph, cable or radio or by delivery of the notice by telephone or in person, in each case at least 48 hours before the time fixed for the meeting.

                  SECTION 7. Presiding Officer and Secretary at Meetings. Each meeting of the Board of Directors shall be presided over by the Chairman of the Board of Directors or, in the Chairman's absence, by the President or, if neither is present, by such member of the Board of

Directors as shall be chosen by the meeting. The Secretary or, in the Secretary's absence, an Assistant Secretary, shall act as secretary of the meeting or, if no such officer is present, a secretary of the meeting shall be designated by the person presiding over the meeting.

                  SECTION 8. Quorum. A majority of the Directors at the time in office shall constitute a quorum for the transaction of business, but in the absence of a quorum a majority of those present (or if only one present, then that one) may adjourn the meeting, without notice other than announcement at the meeting, until such time as a quorum is present. Except as otherwise required by the Certificate of Incorporation or the By-Laws, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

                  SECTION 9. Matters Requiring Supermajority Vote. Through and including December 31, 2002, the affirmative vote of seventy-five percent (75%) of the entire Board of Directors present at a meeting shall be required to approve any of the following:

                  (a) the acquisition or agreement to acquire, directly or indirectly, including without limitation, through one or more subsidiaries or interests in other entities or acquisition of any mortgages or securities, any interest in real property;

                  (b) any change in the real estate acquisition policy set forth in Section 15 of this Article 2 of these By-Laws;

                  (c) any decision to reduce the rate of the Corporation's quarterly dividend below $0.29 (twenty nine cents) per share, unless such reduction is the direct result of a material default under the debt obligations set forth on Schedule A to the Corporation's Amended and Restated

Certificate of Incorporation, which remains uncured for 30 days after the Corporation shall give Hilcoast Development Corp. notice of such default, which the Board of Directors, by a majority vote of the entire Board, determines in good faith has substantially adversely affected the ability of the Corporation to pay such quarterly dividend, for the period the Board of Directors shall so determine such adverse affect shall continue;

                  (d) changes in the nature of the Acquisition Committee of the Board of Directors established under these By-Laws or in the membership thereof; or

                  (e) any amendments to the provisions of Sections 9, 10, 11 or 14 of this Article 2, Section 6 or Article 3, or Article 7 of these By-Laws.

                  SECTION 10. Acquisition of Real Property. Through and including December 31, 2002, the Corporation shall not acquire or agree to acquire, directly or indirectly, including without limitation, through one or more subsidiaries or interests in other entities or acquisition of any mortgages or securities, any interest in real property unless the Board of Directors shall have adopted a resolution by affirmative vote of at least a majority of the entire Board stating that the Board of Directors, after due investigation, does not believe that the acquisition would adversely affect or cause a decrease in the amount of the regular quarterly dividend of the Corporation below $0.29 (twenty nine cents) per share in the five year period immediately following the date of such acquisition.

                  SECTION 11. Subdivision, Combination or Reclassification of Capital Stock. For the purposes of Sections 9(c) and 10 of this Article 2 and
Section 6 of Article 3 of these By-Laws, if the Corporation shall, at any time or from time to time, (i) declare a dividend payable in

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shares of its capital stock, (ii) subdivide the outstanding shares of its capital stock, (iii) combine the outstanding shares of its capital stock into a smaller number of shares, or (iv) issue any shares in a reclassification of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), all references to a regular quarterly dividend in the amount of $0.29 per share in this Article 2 shall be deemed equitably modified to a regular quarterly dividend of such amount as would cause the holder of one share of common stock immediately prior to such event to have the right to receive immediately after such event a regular quarterly dividend in the amount of $0.29 in respect of such holder's then holding of capital stock.

                  SECTION 12. Meeting by Telephone. Members of the Board of Directors or of any committee thereof may participate in meetings of the Board of Directors or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

                  SECTION 13. Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting of the Board of Directors or of any committee thereof if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or of such committee.

                  SECTION 14. Executive and Other Committees. The Board of Directors may, by resolution passed by a majority of (or, if on or before December 31, 2002, by 75% of) the entire Board of Directors, designate an Executive Committee and one or more other committees, each such committee to consist of one or more directors as the Board of Directors may from time to time determine. Members of any such committee shall serve at the pleasure of the Board. Any such committee, to the extent provided in such resolution or resolutions (but subject to Section 15 of this Article 2), shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including the power to authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have such power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, creating a committee or appointing members to or removing members from a committee, or amending the By-Laws; and unless the resolution shall expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. In the absence or disqualification of a member of a committee, the Board of Directors, by affirmative vote of the same majority necessary to create such committee, may appoint another member of the Board of Directors to act at one or more meetings in place of any such absent or disqualified member or to be a member of such committee in place of the absent or disqualified member. Each such committee other than the Executive Committee shall have such name as may be determined from time to time by the

Board of Directors. Members of committees designated by the Board of Directors in accordance with this section shall receive such fees or expenses, if any, as shall be fixed by the Board of Directors.

                  SECTION 15. Acquisition Committee. Until December 31, 2002, in addition to any committees established under Section 14 of this Article 2, there shall be a committee of the Board of Directors called the Acquisition Committee which exclusively shall be charged with reviewing for recommendation to the Board of Directors or rejection all proposed acquisitions by the Corporation of or agreements to acquire, directly or indirectly, including without limitation, through one or more subsidiaries or interests in other entities or acquisition of any mortgages or securities, any interest in real property. It shall be the policy of the Corporation to acquire real estate and interests in real estate only if they are income producing. The Acquisition Committee shall review proposed acquisitions in furtherance of this policy as well as to evaluate the risks and potential rewards of each proposed acquisition. The Acquisition Committee shall consist of two members of the Board of Directors, who shall act by unanimous vote, and who shall initially be H. Irwin Levy and Louis P. Meshon, Sr. Until December 31, 2002, members of the Acquisition Committee may only be removed and a replacement appointed by the affirmative vote of 75% of the entire Board.

                  SECTION 16. Compensation. No director shall receive any stated salary for his or her services as a director or as a member of a committee but shall receive such compensation, if any, as may from time to time be fixed by the Board of Directors for attendance at each meeting of the Board of Directors or of a committee or for service as a director. Directors may also be reimbursed for their expenses in attending any meeting. However, any director who serves the Corporation in any capacity other than as a member of the Board of Directors or of a committee may receive compensation therefor.

                                    ARTICLE 3

                                    OFFICERS

                  SECTION 1. Election; Qualification. The officers of the Corporation shall be a President, one or more Vice Presidents, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors may elect a Chairman of the Board of Directors, a Controller, one or more Assistant Secretaries, one or more Assistant Treasurers, one or more Assistant Controllers and such other officers as it may from time to time determine. The Chairman of the Board of Directors, if any, and the President shall be elected from among the directors. Two or more offices may be held by the same person.

                  SECTION 2. Term of Office. Each officer shall hold office from the time of his or her election and qualification to the time at which his or her successor is elected and qualified, unless sooner the officer shall die or resign or be removed as hereinafter provided.

                  SECTION 3. Resignation. Any officer of the Corporation may resign at any time by giving written notice of such resignation to the Board of Directors, the President or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein or, if no time be specified, upon receipt thereof by the Board of Directors or one of the above-named officers; and, unless specified therein, the acceptance of such resignation shall not be necessary to make it effective.

                  SECTION 4. Removal. Any officer may be removed at any time, with or without cause, by the vote of a majority of the Directors in office at the time.

                  SECTION 5. Vacancies. Any vacancy however caused in any office of the Corporation may be filled by the Board of Directors.

                  SECTION 6. Compensation. The compensation of each officer shall be such as the Board of Directors may from time to time determine; provided however, that during the period ending on December 31, 2002, the Corporation shall not enter into any employment agreement or arrangement with the chief executive officer or the chief financial officer of the Corporation or permit any affiliate of the Corporation to enter into any employment agreement or arrangement with the Corporation's chief executive officer or chief financial officer or agree to make or reimburse any portion of the compensation of any such officer by any other person, which does not contain a provision pursuant to which the amount of base salary, deferred compensation and bonus (and any other elements of compensation as the Board of Directors shall determine, if any) to which each such officer shall otherwise be entitled shall be reduced to fifty percent of such amount in respect of any quarter in respect of which a dividend of at least $0.29 (twenty nine cents) per share is not declared and paid, and for each subsequent quarter until after a dividend of at least such $0.29 per share shall have been declared and paid for four consecutive quarters; further provided, however, that no such reduction in the amount of such compensation shall be required in respect of any quarter in respect of which the dividend is less than such $0.29 per share as the direct result of a material default under the debt obligations set forth on Schedule A to the Corporation's Amended and Restated Certificate of Incorporation, which remains uncured for 30 days after the Corporation shall give Hilcoast Development Corp. notice of such default, which the Board of Directors, by a majority vote of the entire Board, determines in good faith has substantially adversely affected the ability of the Corporation to pay such quarterly dividend, for the period the Board of Directors shall so determine such adverse affect shall continue.

                  SECTION 7. Chairman of the Board of Directors. The Chairman of the Board of Directors, if such office be occupied, shall have such powers and duties as the By-Laws or the Board of Directors may from time to time prescribe.

                  SECTION 8. President. The President shall be the chief executive officer of the Corporation and shall have general charge of the business and affairs of the Corporation, subject however to the right of the Board of Directors to confer specified powers on officers and subject generally to the direction of the Board of Directors and the Executive Committee, if any.

                  SECTION 9. Vice President. Each Vice President shall have such powers and duties as generally pertain to the office of Vice President and as the Board of Directors or the President may from time to time prescribe. During the President's absence or inability to act, the Vice President, or if there shall be more than one Vice President, then that one designated by the Board of Directors, shall exercise the powers and shall perform the duties of the President, subject to the direction of the Board of Directors and the Executive Committee, if any.

                  SECTION 10. Secretary. The Secretary shall keep the minutes of all meetings of stockholders and of the Board of Directors. The Secretary shall be custodian of the corporate seal and shall affix it or cause it to be affixed to such instruments as require such seal and attest the same and shall exercise the powers and shall perform the duties incident to the office of Secretary, subject to the direction of the Board of Directors and the Executive Committee, if any.

                  SECTION 11. Treasurer. The Treasurer shall have care of all funds and securities of the Corporation and shall exercise the powers and shall perform the duties incident to the office of Treasurer, subject to the direction of the Board of Directors and the Executive Committee, if any.

                  SECTION 12. Other Officers. Each other officer of the Corporation shall exercise the powers and shall perform the duties incident to his or her office, subject to the direction of the Board of Directors and the Executive Committee, if any.

                                    ARTICLE 4

                                  CAPITAL STOCK

                  SECTION 1. Stock Certificates. The interest of each holder of stock of the Corporation shall be evidenced by a certificate or certificates in such form as the Board of Directors may from time to time prescribe. Each certificate shall be signed by or in the name of the Corporation by the Chairman of the Board of Directors or the President or a Vice President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary. Any of or all the signatures on the certificate may be a facsimile. If any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate nonetheless may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

                  SECTION 2.  Transfer of Stock.

                  (a) Subject to subsection (b) of this Section 2, upon surrender to any transfer agent of the Corporation of a certificate for shares of the Corporation, duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

                  (b) If at any time the Board of Directors shall in good faith be of the opinion that direct or indirect ownership of shares of any stock of the Corporation has or may become concentrated to an extent which would cause the Corporation to fail to qualify or be disqualified as a real estate investment trust by virtue of Sections 856(a)(5) or (6) of the Internal Revenue Code of 1954 (the "Code"), or similar provisions of successor statutes, pertaining to the qualification of the Corporation as a real estate investment trust, the Board of Directors shall have the power (i) by lot or other means deemed equitable by them to call for purchase from any stockholder of the Corporation such number of shares sufficient in the opinion of the Board of Directors to maintain or bring the direct or indirect ownership of shares of stock of the Corporation into conformity with the requirements of said Sections 856(a)(5) and (6) pertaining to the Corporation, and (ii) to refuse to register the transfer of shares of stock to any person whose acquisition of such shares would, in the opinion of the Board of Directors, result in the Corporation being unable to conform to the requirements of said Sections 856(a)(5) and (6). The purchase price for the shares of stock purchased pursuant hereto shall be equal to the fair value of such shares as determined in good faith by the Board of Directors; provided that the purchase price shall equal the closing price on the principal stock exchange on which the stock is listed or if not listed, then the latest bid quotation for such stock as of the close of business on the date fixed by the Board of Directors for such purchase or, if no quotation for the stock is available, as determined in good faith by the Board of Directors. From and after the date fixed for purchase by the Board of Directors, the holder of any shares so called for purchase shall cease to be entitled to distributions, voting rights and other benefits with respect to such shares, excepting only the right to payment of the purchase price fixed as aforesaid. In order to assure further that ownership of the shares of stock does not become so concentrated, any transfer of shares that would prevent the Corporation from continuing to be qualified as a real estate investment trust by virtue of the application of
Section 856(a)(5) or (6) of the Code shall be void AB INITIO and the intended transferee of such shares shall be deemed never to have had an interest therein. If the foregoing provision is determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the transferee of such shares shall be deemed to have acted as agent on behalf of the Corporation in acquiring such shares and to hold such shares on behalf of the Corporation. For purposes of determining whether the Corporation is in compliance with Section 856(a)(6),
Section 542(a)(2) and Section 544 of the Code, or similar provisions of successor statutes, shall be applied. The stockholders of the Corporation shall upon demand disclose to the Board of Directors in writing such information with respect to their direct and indirect ownership of the stock of the Corporation as the Board of Directors deems necessary to determine whether the Corporation satisfies the provisions of Section 856(a)(5) and (6) of the Code and regulations thereunder as the same shall be from time to time amended. This
Section 2
of Article 4 may not be amended except by the affirmative vote of the holders of a majority of the outstanding shares of the Corporation.

                  SECTION 3. Holders of Record. Prior to due presentment for registration of transfer the Corporation may treat the holder of record of a share of its stock as the complete owner thereof exclusively entitled to vote, to receive notifications and otherwise entitled to all the rights and powers of a complete owner thereof, notwithstanding notice to the contrary.

                  SECTION 4. Lost, Stolen, Destroyed or Mutilated Certificates. The Corporation may issue a new certificate of stock to replace a certificate theretofore issued by it alleged to have been lost, destroyed or mutilated, if the owner or the owner's legal representative (i) presents evidence, satisfactory to the Board, of such loss, destruction or mutilation, (ii) gives a bond of indemnity in such form and in such amount as the Board may direct and
(iii) satisfies such other terms and conditions as the Board of Directors may from time to time prescribe; provided, however, that a new certificate may be issued without requiring a bond when, in the judgment of the Board, it is proper to do so.

                                    ARTICLE 5

                                  MISCELLANEOUS

                  SECTION 1. Waiver of Notice. Whenever notice is required by the Certificate of Incorporation, the By-Laws or any provision of the General Corporation law of the State of Delaware, a written waiver thereof, signed by the person entitled to notice, whether before or after the time required for such notice, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, and does object, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice.

                  SECTION 2. Fiscal Year. The fiscal year of the Corporation shall start on such date as the Board of Directors shall from time to time prescribe.

                  SECTION 3. Corporate Seal. The Corporate seal shall be in such form as the Board of Directors may from time to time prescribe, and the same may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

                                    ARTICLE 6

                              AMENDMENT OF BY-LAWS

                  SECTION 1. Amendment. Except as otherwise provided in the Certificate of Incorporation of the Corporation or these By-Laws, the Board of Directors of the Corporation shall have the power to adopt, amend or repeal the By-Laws of the Corporation by a vote of a majority of the directors then in office. Those stockholders of the Corporation entitled to vote shall also have the power to adopt, amend or repeal By-Laws of the Corporation by a vote of a majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of stockholders duly held. Any By-Laws adopted by the stockholders may be amended or repealed by the Board of Directors unless the By-Laws or provision thereof specifically states that it shall not be amended or repealed by the Board of Directors, in which case such By-Laws or provision shall only be amended or repealed by a vote of a majority of the votes cast by the holders of shares entitled to vote thereon at a meeting of stockholders duly held.

                                    ARTICLE 7

                                 INDEMNIFICATION

                  SECTION 1. Actions, Suits or Proceedings Other than by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against expenses, including, without limitation, expenses of investigations, judicial or administrative proceedings or appeals, amounts paid in settlement by or on behalf of such person, attorneys' fees and disbursements and any expenses of establishing a right to indemnification under this Article 7 (the "Expenses"), judgments, fines and penalties actually and reasonably incurred by such person or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                  SECTION 2. Actions or Suits by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against Expenses, judgments, fines and penalties actually and reasonably incurred by such person or on his or her behalf in connection with the defense or settlement of such action or suit by any appeal therefrom, if such person acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Corporation unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses, which the Court of Chancery of Delaware or such other court shall deem proper.

                  SECTION 3. Indemnification for Expenses of Successful Party. Notwithstanding the other provisions of this Article 7, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article 7, or in the defense of any claim, issue or matter therein, such person shall be indemnified against all Expenses actually and reasonably incurred by such person or on his or her behalf in connection therewith.

                  SECTION 4. Determination of Right of Indemnification. Any indemnification under Sections 1 and 2 of this Article 7 (unless ordered by a court) shall be paid by the Corporation unless a determination is made (1) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding or by a committee of such directors designated by a majority vote of such directors, even if less than a quorum, or
(2) if such a quorum is not obtainable, or even if obtainable a quorum of disinterested directors so directs, by independent legal counsel, in a written opinion, or (3) by the stockholders, that indemnification of the director, officer, employee or agent is not proper in the circumstances because such person has not met the applicable standard of conduct set forth in Sections 1 and 2 of this Article 7.

                  SECTION 5. Advances of Expenses. Expenses incurred by a person referred to in Sections 1 and 2 of this Article 7 in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance at the written request of a director, officer, employee or agent, if such person shall undertake to repay such amount to the extent that it is ultimately determined that such person was not entitled to such indemnification; provided, however, such an undertaking shall not be secured and shall be accepted without reference to such person's financial ability to make such repayment and shall not be claimable against such person's spouse or children. The Board may, in the manner set forth above in Section 4, and upon approval of such director, officer, employee or agent of the Corporation, authorize the Corporation's counsel, to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

                  SECTION 6. Procedure for Indemnification. Any indemnification under Sections 1, 2 and 3, or advance of Expenses under Section 5 of this
Article 7, shall be made promptly, and in any event within 45 days, upon the written request of the director, officer, employee or agent. The right to indemnification or advances as granted by this Article 7 shall be enforceable by the director, officer, employee or agent in any court of competent jurisdiction, if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within 45 days. Such person's Expenses incurred in connection with successfully establishing such right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of Expenses under Section 5 of this
Article 7 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Sections 1 or 2 of this Article 7, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board, independent legal counsel and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because such person has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article 7, nor the fact that there has been an actual determination by the Corporation (including its Board, independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

                  SECTION 7. Other Rights; Continuation of Right to Indemnification. The indemnification provided by this Article 7 shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the estate, heirs, executors and administrators of such person.

                  SECTION 8. Insurance. The Corporation shall purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against or incurred by such person or on his or her behalf in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this

Article 7, provided that such insurance is available on acceptable terms, which determination shall be made by a vote of a majority of the entire Board.

                  SECTION 9. Savings Clause. If this Article 7 or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, employee and agent of the Corporation as to Expenses, judgments, fines and penalties with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article 7 that shall not have been invalidated and to the full extent permitted by applicable law.

                                    APPENDIX E








                               MONTGOMERY CV TRUST

                       EXECUTIVE OFFICER STOCK OPTION PLAN

                                TABLE OF CONTENTS

                                                                                PAGE
                                                                                ----

I.       PURPOSE..................................................................1

II.      DEFINITIONS..............................................................1

III.     ADMINISTRATION...........................................................3

IV.      SHARE AND OTHER LIMITATIONS..............................................5

V.       ELIGIBILITY..............................................................7

VI.      STOCK OPTION GRANTS......................................................7

VII.     NONTRANSFERABILITY OF OPTIONS............................................9

VIII.    EFFECT OF TERMINATION OF EMPLOYMENT......................................9

IX.      RIGHTS AS A STOCKHOLDER..................................................9

X.       TERMINATION, AMENDMENT AND MODIFICATION.................................10

XI.      UNFUNDED PLAN...........................................................10

XII.     GENERAL PROVISIONS......................................................11

XIII.    EFFECTIVE DATE OF PLAN..................................................13

XIV.     TERM OF THIS PLAN.......................................................13


                               MONTGOMERY CV TRUST

                       EXECUTIVE OFFICER STOCK OPTION PLAN

I.       PURPOSE

                  The purpose of this Executive Officer Stock Option Plan (the "Plan") is to enhance the profitability and value of Montgomery CV Trust (the "Company") by enabling the Company to attract, retain and motivate its Eligible Employees (as defined herein) by granting to the Eligible Employee options to purchase Common Stock (as defined herein).

II.      DEFINITIONS

                  For purposes of this Plan, the following terms will have the following meanings:

                  2.1. "Code" shall mean the Internal Revenue Code of 1986, as amended (or any successor statute).

                  2.2. "Committee" shall mean, to the extent required by Rule 16b-3 or Section 162(m) of the Code, a committee of the Board of Directors of CV Reit, Inc. (the "Board"), appointed from time to time by the Board, which Committee shall be intended to consist of two or more directors who are non-employee directors as defined in Rule 16b-3 and outside directors as defined under Section 162(m) of the Code. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the grants, interpretations or other actions of the Committee. If and to the extent that no Committee exists which has the authority to administer this Plan or a Committee of the Board is not required by Rule 16b-3 and Section 162(m) of the Code, the functions of the Committee shall be exercised by the Managing Trustees.

                  2.3. "Common Stock" shall mean the common stock of CV Reit, Inc., par value $.01 per share.

                  2.4. "Company" shall mean Montgomery CV Trust, a Delaware business trust, a "Qualified REIT Subsidiary" of CV Reit, Inc. within the meaning of Code Section 856(i).

                  2.5. "Eligible Employees" shall mean the employees of the Company who are eligible to be granted Options pursuant to Article V herein.

                  2.6. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  2.7. "Fair Market Value" shall mean, for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, as of any date, the last sales price reported for the Common Stock on the applicable date: (i) as reported by the principal national securities exchange in the United States on which it is then traded, or
(ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the National Association of Securities Dealers. If the Common Stock is not readily tradable on a national securities exchange or any system sponsored by the National Association of Securities Dealers, its Fair Market Value shall be set in good faith by the Committee on the advice of a registered investment adviser (as defined under the Investment Advisers Act of 1940). For purposes of the grant of any Stock Option, the applicable date shall be the date for which the last sales price is available at the time of grant.

                  2.8. "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

                  2.9. "Non-Qualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

                  2.10. "Option" or "Stock Option" shall mean the right to purchase the number of shares of Common Stock granted in the Option agreement at a prescribed purchase price according to the terms specified in this Plan and the Option agreement.

                  2.11. "Participant" shall mean an Eligible Employee who is granted an Option under this Plan, which Option has not expired.

                  2.12. "Rule 16b-3" shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

                  2.13. "Section 162(m) of the Code" shall mean Section 162(m) of the Internal Revenue Code of 1986, as amended.

                  2.14. "Subsidiary" shall mean, other than the Company: (i) any corporation (other than CV Reit, Inc. or the Company) in an unbroken chain of corporations beginning with the Company which (other than the last corporation) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain,
(ii) any corporation or trade or business (including, without limitation, a partnership or limited liability company) which is controlled fifty (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest) by CV Reit, Inc., the Company or a Subsidiary, or (iii) any other entity, in which the Company or any Subsidiary has an equity or other ownership interest as determined by the Committee in its sole discretion.


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



                  2.15. "Ten Percent Stockholder" shall mean a person owning stock possessing more than 10% of the total combined voting power of all classes of stock of CV Reit, Inc. or any "parent" or "subsidiary" corporation within the meaning of Section 422 of the Code.

                  2.16. "Termination of Employment" shall mean: (i) a termination of service (for reasons other than a military or personal leave of absence granted by CV Reit, Inc., the Company or a Subsidiary) of a Participant from CV Reit, Inc., the Company and all Subsidiaries; or (ii) when an entity which is employing a Participant ceases to be a Subsidiary, unless the Participant thereupon becomes employed by CV Reit, Inc., the Company or another Subsidiary.

                  2.17. "Transfer" or "Transferred" shall mean to anticipate, alienate, attach, sell, assign, pledge, encumber, charge or otherwise transfer.

III.     ADMINISTRATION

                  3.1. THE COMMITTEE. This Plan shall be administered and interpreted by the Committee.

                  3.2. STOCK OPTION GRANTS. The Committee shall have full authority to grant, pursuant to the terms of this Plan (including Article VI hereof), Stock Options to Eligible Employees. In particular, the Committee shall have the authority:

                           (a) to select the Eligible Employee to whom
                  Stock Options may from time to time be granted hereunder;

                           (b) to determine, in accordance with the terms of
                  this Plan, the number of shares of Common Stock to be covered by each Option granted to an Eligible Employee hereunder;

                           (c) to determine the terms and conditions,
                  not inconsistent with the terms of this Plan, of any Option granted hereunder to an Eligible Employee (including, but not limited to, the exercise or purchase price (if any), any restriction or limitation, any vesting schedule or acceleration thereof or any forfeiture restrictions or waiver thereof, regarding any Stock Option, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

                           (d) to determine whether and under what circumstances
                  a Stock Option may be settled in cash and/or Common Stock under Section 6.2(c).

                           (e) to determine whether, to what extent and under
                  what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Eligible Employees in order to exercise Options under this Plan;

                           (f) to determine whether to require Eligible
                  Employees, as a condition of the granting of any Option, to not sell or otherwise dispose of shares acquired pursuant to the exercise of the Option for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option; and

                           (g) to modify, extend or renew an Option, subject to
                  Section 6.2(g) herein, provided, however, that if an Option is modified, extended or renewed and thereby deemed to be the issuance of a new Option under the Code or the applicable accounting rules, the exercise price of an Option may continue to be the original exercise price even if less than the Fair Market Value of the Common Stock at the time of such modification, extension or renewal.

                  3.3. GUIDELINES. Subject to Article X hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Option issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect, but only to the extent any such action would be permitted under the applicable provisions of both Rule 16b-3 and Section 162(m) of the Code.

                  3.4. DECISIONS FINAL. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Managing Trustees of the Company or the Committee (or any of its members) arising out of or in connection with this Plan shall be within the absolute discretion of the Company, the Managing Trustees of the Company or the Committee, as the case may be, and shall be final, binding and conclusive on CV Reit, Inc., the Company, Subsidiaries and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

                  3.5. RELIANCE ON COUNSEL. The Company, the Managing Trustees of the Company and the Committee may consult with legal counsel, who may be counsel for CV Reit, Inc. and/or the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

                  3.6. PROCEDURES. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of CV Reit, Inc., at such times and places as the Committee shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by all the Committee members in accordance with


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



the By-Laws of CV Reit, Inc. shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee may keep minutes of its meetings and may make such rules and regulations for the conduct of its business as it shall deem advisable.

                  3.7.     DESIGNATION OF CONSULTANTS/LIABILITY.

                             (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of this Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

                             (b) The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of this Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee or the Board in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Committee, its members and any person designated pursuant to Section 3.7(a) shall not be liable for any action or determination made in good faith with respect to this Plan. To the maximum extent permitted by applicable law, no officer or former officer or Managing Trustee of the Company or former trustee or member or former member of the Committee or of the Board shall be liable for any action or determination made in good faith with respect to this Plan or any Option granted under it. To the maximum extent permitted by applicable law and to the extent not covered by insurance, each such officer, former officer, Managing Trustee of the Company or former trustee or member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with this Plan, except to the extent arising out of such officer's, former officer's, trustee's, former trustee's, member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, trustee's, directors or members or former officers, trustees, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of CV Reit, Inc. or the Declaration of Trust of the Company. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Options granted to him or her under this Plan.

IV.      SHARE AND OTHER LIMITATIONS

                  4.1. GENERAL LIMITATION. The aggregate number of shares of Common Stock which may be issued under this Plan shall not exceed 150,000 shares which may be either authorized and unissued Common Stock or Common Stock held in or acquired for the treasury of CV Reit, Inc. or Common Stock held by the Company.

                  4.2. INDIVIDUAL PARTICIPANT LIMITATION. The maximum number of shares of Common Stock subject to any Option which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 150,000 shares.

                  4.3. CHANGES.

                           (a) The existence of this Plan and the Options granted hereunder shall not affect in any way any rights or powers of CV Reit, Inc., the Board or the stockholders of CV Reit, Inc. to make or authorize any adjustment, recapitalization, reorganization or other change in CV Reit, Inc.'s, capital structure or its business, any merger or consolidation of CV Reit, Inc., the Company, or Subsidiaries, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the authorization or issuance of additional shares of Common Stock, the dissolution or liquidation of CV Reit, Inc., the Company or Subsidiaries, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

                           (b) In the event of any change in the capital structure or business of CV Reit, Inc. by reason of any stock dividend or extraordinary dividend, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, any sale or transfer of all or part of CV Reit, Inc.'s assets or business, or any similar change affecting CV Reit, Inc.'s capital structure or business and the Committee determines an adjustment is appropriate under this Plan, then the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option granted under this Plan and the purchase or exercise price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan or as otherwise necessary to reflect the change, and any such adjustment determined by the Committee in good faith shall be binding and conclusive on CV Reit, Inc., the Company, Subsidiaries and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

                           (c) Fractional shares of Common Stock resulting from any adjustment in Options pursuant to Section 4.3(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half and rounding-up for fractions equal to or greater than one-half. No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.


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



                           (d) In the event of a merger or consolidation in which CV Reit, Inc. is not the surviving entity or in the event of any transaction that results in the acquisition of all or substantially all of CV Reit, Inc.'s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of CV Reit, Inc.'s assets (all of the foregoing being referred to as "Acquisition Events"), then the Committee may, in its sole discretion, terminate all outstanding Options of Eligible Employees, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least 30 days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options that are then outstanding (whether vested or not vested) but contingent on the occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void. If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options pursuant to this Section 4.3(d), then the provisions of Section 4.3(b) shall apply.

                  4.4. PURCHASE PRICE. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

V.       ELIGIBILITY

                  The Chief Executive Officer of the Company and such other senior executives of the Company as determined by the Committee are eligible to be granted Options under this Plan.

VI.      STOCK OPTION GRANTS

                  6.1. GRANT. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options. To the extent an Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option or the portion thereof which does not qualify, shall constitute a Non-Qualified Stock Option.

                  6.2. OPTION AGREEMENT. Options shall be evidenced by Option agreements in such form as the Committee shall approve from time to time.

                                    (a) EXERCISE PRICE. The Option price per
                  share purchasable under an Incentive Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of a share of Common Stock at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall be no less than 110% of the Fair Market Value of the Common Stock.

                                    (b) PERIOD OF EXERCISABILITY FOR OPTIONS TO
                  PURCHASE SHARES. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the option is granted, provided, however, the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five (5) years.

                                    (c) METHOD OF EXERCISE. The Option is
                  exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a number of shares granted as provided below, the Option may thereafter be exercised, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein in accordance with this Plan, including without limitation, the filing of such written form of exercise notice, if any, as may be promulgated by the Committee. If and to the extent determined by the Committee in its sole discretion at or after grant, payment in full or in part may also be made in the form of Common Stock withheld from the shares to be received on the exercise of a Stock Option hereunder or Common Stock owned by the Participant for at least six (6) months (and for which the Participant has good title free and clear of any liens and encumbrances and has represented that he or she has owned the shares of Common Stock for at least six (6) months) based on the Fair Market Value of the Common Stock on the payment date, as determined by the Committee. No shares of Common Stock will be issued until payment therefor, as provided herein, has been made or provided for.

                                    (d) VESTING. Subject to the terms and
                  conditions and within the limitations of this Plan, Options shall become exercisable as to one-fifth of the shares of Common Stock subject to the Options granted on each of the first five (5) anniversaries of the date of grant.

                                    (e) INCENTIVE STOCK OPTION LIMITATIONS. To
                  the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under this Plan and/or any other stock option plan of CV Reit, Inc. or any "subsidiary" or "parent" corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

                                    (f) BUY OUT AND SETTLEMENT PROVISIONS. The
                  Committee may at any time on behalf of the Company offer to buy out an Option previously granted (with no obligation on the Participant to accept the offer), based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

                                    (g) FORM, MODIFICATION, EXTENSION AND
                  RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of this Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee, and the Committee may modify, extend or renew outstanding Options granted under this Plan (provided that the rights of a Participant are not reduced without his or her consent), or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

                                    (h) OTHER TERMS AND CONDITIONS. Options may
                  contain such other provisions, which shall not be inconsistent with any of the foregoing terms of this Plan, as the Committee shall deem appropriate.

VII.     NONTRANSFERABILITY OF OPTIONS

                  No Stock Option shall be Transferred by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options shall be exercisable, during the Participant's lifetime, only by the Participant. No Option shall, except as otherwise specifically provided by law or herein, be Transferred in any manner, and any attempt to Transfer any such Option shall be void, and no such Option shall in any manner be used for the payment of, subject to, or otherwise encumbered by or hypothecated for the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Option, nor shall it be subject to attachment or legal process for or against such person.

VIII.    EFFECT OF TERMINATION OF EMPLOYMENT

                  Subject to the applicable provisions of the Option agreement and this Plan, upon a Participant's Termination of Employment for any reason the Option in question will vest or be forfeited and shall be exercisable in accordance with the terms and conditions established by the Committee at grant or thereafter.

IX.      RIGHTS AS A STOCKHOLDER

                  A Participant (or a permitted transferee of an Option) shall have no rights as a stockholder with respect to any shares of Common Stock covered by such Participant's Option until such Participant (or permitted transferee) shall have become the holder of record of such shares, and no adjustments shall be made for dividends in cash or other property or distributions


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



or other rights in respect to any such shares, except as otherwise specifically provided in this Plan.

X.       TERMINATION, AMENDMENT AND MODIFICATION

                  Notwithstanding any other provision of this Plan, the Managing Trustees of the Company or the Committee may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of this Plan (including any amendment deemed necessary to ensure that CV Reit, Inc. and/or the Company may comply with any regulatory requirement referred to in this Article X), or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Options granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of CV Reit, Inc. in accordance with the laws of the State of Delaware, if and to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or with respect to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan; (ii) change the classification of employees eligible to receive Options under this Plan; (iii) decrease the minimum option price of any Stock Option; or (iv) extend the maximum Option term. In no event may this Plan be amended without the approval of the stockholders of CV Reit, Inc. in accordance with the applicable laws of the State of Delaware to increase the aggregate number of shares of Common Stock that may be issued under this Plan (subject to Section 4.3), decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which CV Reit, Inc.'s securities are listed or traded at the request of CV Reit, Inc.

                  The Committee may amend the terms of any Option theretofore granted, prospectively or retroactively, but, subject to Article IV or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any Participant without the Participant's consent.

XI.      UNFUNDED PLAN

                  This Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.


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



XII.     GENERAL PROVISIONS

                  12.1 LEGEND. The Committee may require each person receiving shares pursuant to an the exercise of an Option under this Plan to represent to and agree in writing that the Participant is acquiring the shares without a view to distribution thereof. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

                  All certificates for shares of Common Stock delivered under this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

                  12.2. OTHER PLANS. Nothing contained in this Plan shall prevent the Managing Trustees of the Company from adopting other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

                  12.3. NO RIGHT TO EMPLOYMENT. Neither this Plan nor the grant of any Option hereunder shall give any Participant or other employee any right with respect to continuance of employment by CV Reit, Inc., the Company or any Subsidiary, nor shall they be a limitation in any way on the right of CV Reit, Inc., the Company or any Subsidiary by which an employee is employed or retained to terminate his or her employment at any time.

                  12.4. WITHHOLDING OF TAXES. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

                  The Committee shall permit any such withholding obligation with regard to any Eligible Employee to be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

                  12.5. LISTING AND OTHER CONDITIONS.

                           (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Option shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to deliver such shares unless and until such shares are so listed; provided, however, that any delay in the delivery of such shares shall be based solely on a reasonable business decision and the


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



         right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

                           (b) If at any time counsel to CV Reit, Inc. shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to the exercise of an Option is or may in the circumstances be unlawful or result in the imposition of excise taxes on CV Reit, Inc. or the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Options, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on CV Reit, Inc. or the Company.

                           (c) Upon termination of any period of suspension under this Section 12.5, any Option affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

                  12.6. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

                  12.7. CONSTRUCTION. Wherever any words are used herein in the singular form, they shall be construed as though they were also used in the plural form in all cases where that would so apply. To the extent applicable, this Plan shall be limited, construed and interpreted in a manner so as to comply with Section 162(m) of the Code and the applicable requirements of Rule 16b-3; however, noncompliance with Section 162(m) of the Code and Rule 16b-3 shall have no impact on the effectiveness of an award under this Plan.

                  12.8. OTHER BENEFITS. No Option payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of CV Reit, Inc., the Company or their subsidiaries nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

                  12.9. COSTS. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Options hereunder.

                  12.10. NO RIGHT TO SAME BENEFITS. The provisions of Options need not be the same with respect to each Participant, and such Options granted to individual Participants need not be the same in subsequent years.

                  12.11. DEATH/DISABILITY. The Committee may in its discretion require the transferee of a Participant's Option to supply the Company with written notice of the Participant's death or disability and to supply the Company with a copy of the will (in the case of the Participant's death) or such other evidence as the Committee deems necessary to establish the validity of the Transfer of an Option. The Committee may also require that the transferee agree in writing to be bound by all of the terms and conditions of this Plan.

                  12.12. SECTION 16(b) OF THE EXCHANGE ACT. All elections and transactions under this Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with
Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of this Plan thereunder.

                  12.13. SEVERABILITY OF PROVISIONS. If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be construed and enforced as if such provisions had not been included.

XIII.    EFFECTIVE DATE OF PLAN

                  This Montgomery CV Trust Executive Officer Stock Option Plan shall become effective upon adoption by the Managing Trustees of the Company and approval of this Plan by the stockholders of CV Reit, Inc. in accordance with the requirements of the laws of the State of Delaware (the "Effective Date").

XIV.     TERM OF THIS PLAN

                  No Option shall be granted pursuant to this Plan on or after the fifth anniversary of the Effective Date, but Options granted prior to such fifth anniversary may extend may extend beyond that date.

                               MONTGOMERY CV TRUST

                                OPTION AGREEMENT

                                 PURSUANT TO THE

                       EXECUTIVE OFFICER STOCK OPTION PLAN


                  AGREEMENT, dated ________________ by and between Montgomery CV Trust (the "Company") and Louis P. Meshon, Sr. (the "Participant").

                              PRELIMINARY STATEMENT

                  The Committee, pursuant to the terms of the Montgomery CV Trust Executive Officer Stock Option Plan (the "Plan"), annexed hereto as
Exhibit 1, has authorized this grant of an Incentive Stock Option (the "Option") to purchase the number of shares of CV Reit, Inc.'s common stock, par value $.01 per share (the "Common Stock") set forth below to the Participant, as an Eligible Employee (as defined in the Plan).

                  The terms of the grant are as follows:

                  1. TAX MATTERS. The Option granted hereby is intended to qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Notwithstanding the foregoing, the Option will not qualify as an Incentive Stock Option, among other events, (i) if the Participant disposes of the Common Stock acquired pursuant to the Option at any time during the two (2) year period following the date of grant or the one (1) year period following the date on which the Option is exercised, (ii) if the Participant is not employed by CV Reit, Inc., the Company or a "subsidiary" within the meaning of Section 422 of the Code at all times during the period beginning on the date of the grant and ending on the day three (3) months before the date of exercise of the Option, or (iii) to the extent the aggregate fair market value (determined as of the time the Option is granted) of the stock subject to "incentive stock options" which become exercisable for the first time in any calendar year exceeds $100,000.

                  2. GRANT OF OPTION. Subject in all respects to the Plan and the terms and conditions set forth herein, including, without limitation, the provisions requiring stockholder approval, the Participant is hereby granted an Option to purchase from the Company up to 150,000 shares of Common Stock at a price per share of $_________ (the "Option Price").

                  3. EXERCISABILITY. The Option is exercisable in installments as provided below, which shall be cumulative. To the extent that the Option has become exercisable with respect to a number of shares granted as provided below, the Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Option as provided herein in accordance with the Plan, including without limitation, the filing of such written form of exercise notice, if any, as may be promulgated by the Committee.

                  The following table indicates each date (the "Vesting Date") on or after which the Participant shall be entitled to exercise the Option with respect to the number of shares granted as indicated beside that date; provided that the Participant has not incurred a Termination of Employment, prior to such Vesting Date.

              VESTING DATE                  NUMBER OF SHARES
              ------------                  ----------------

                         ,1998                   30,000
                         ,1999                   30,000
                         ,2000                   30,000
                         ,2001                   30,000
                         ,2002                   30,000

                  There shall be no proportionate or partial vesting in the periods between the Vesting Dates specified above and all vesting shall occur only on the aforementioned Vesting Dates. Except as otherwise provided herein, no vesting shall occur after the Participant has incurred a Termination of Employment and all unvested Options shall be forfeited at such time.

                  4. TERMINATION. In the event of the Participant's Termination of Employment, the Option, to the extent then vested, shall expire on the earlier of (i) the tenth anniversary of this grant, or (ii) one (1) year after such termination. In no event shall the Option be exercisable more than ten (10) years after its date of grant.

                  5. RESTRICTION ON TRANSFER OF OPTION. The Option granted hereby is not transferable otherwise than by will or under the applicable laws of descent and distribution and during the Participant's lifetime may be exercised only by the Participant or his guardian or legal representative. In addition, the Option shall not be assigned, negotiated, pledged or hypothecated in any way (whether by operation of law or otherwise), and the Option shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, negotiate, pledge or hypothecate the Option, or in the event of any levy upon the Option by reason of any execution, attachment or similar process contrary to the provisions hereof, the Option shall immediately become null and void.

                  6. SECURITIES REPRESENTATIONS. This Agreement is being made by the Company in reliance upon the following express representations and warranties of the Participant. The Participant acknowledges, represents and warrants that:

                     A. the Participant has been advised that he may be an "affiliate" within the meaning of Rule 144 under the Securities Act of 1933 (the "Act") and in this connection the Company is relying in part on his representations set forth in this Section;

                     B. the shares of Common Stock acquired under this Agreement must be held indefinitely unless an exemption from any applicable resale restrictions is available or CV

Reit, Inc. files an additional registration statement (or a "re-offer prospectus") with regard to such shares and CV Reit, Inc. is under no obligation to register the shares (or to file a "re-offer prospectus");

                     C. the Participant understands that the exemption from registration under Rule 144 will not be available unless (i) a public trading market then exists for the Common Stock, (ii) adequate information concerning CV Reit, Inc. is then available to the public, and (iii) other terms and conditions of Rule 144, including, without limitation, the holding period commencing on the date the restrictions lapse, are complied with and that any sale of the shares may be made only in limited amounts in accordance with such terms and conditions;

                     D. the shares are being acquired for his own account and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling any such shares; and

                     E. in the event that the Participant is permitted to sell, transfer, pledge, hypothecate, assign or otherwise dispose of the shares, the Participant may only do so pursuant to a registration statement under the Act and qualification under applicable state securities laws or pursuant to an opinion of counsel satisfactory to CV Reit, Inc. that such registration is not required, and that the transaction (if it involves a sale in the over-the-counter market or on a securities exchange) complies with the provisions of Rule 144 under the Act. A stop-transfer order will be placed on the books of CV Reit, Inc. respecting the certificates evidencing the shares, and such certificates shall bear, until such time as the shares evidenced by such certificates shall have been registered under the Act or shall have been transferred in accordance with an opinion of counsel for CV Reit, Inc. that such registration is not required, the legends required pursuant to applicable law.

                  7. RIGHTS AS A STOCKHOLDER. The Participant shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Option until he shall have become the holder of record of the shares, and no adjustments shall be made for dividends in cash or other property, distributions or other rights in respect of any such shares, except as otherwise specifically provided for in the Plan.

                  8. PROVISIONS OF PLAN CONTROL. This grant is subject to all the terms, conditions and provisions of the Plan and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. Any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. The annexed copy of the Plan is incorporated herein by reference. If and to the extent that this grant conflicts or is inconsistent with the terms, conditions and provisions of the Plan, the Plan shall control, and this grant shall be deemed to be modified accordingly.

                  9. NOTICES. Any notice or communication given hereunder shall be in writing and shall be deemed to have been duly given when delivered in person or, in the case of notice to the Company, by facsimile to the facsimile number set forth below, or when dispatched by telecopy, or one business day after having been dispatched by a nationally recognized courier service or three business days after having been mailed by United States registered or certified mail, return receipt requested, postage prepaid, to the appropriate party at the address (or, in the case of notice to the Company, facsimile number) set forth below (or such other address as the party shall from time to time specify):

                           If to the Company, to:

                           Montgomery CV Trust
                           [           ]

                           If to the Participant, to:

                           the address indicated on the signature page at the end of this grant.

                  10. NO OBLIGATION TO CONTINUE EMPLOYMENT. This Agreement does not guarantee that the Company or its affiliates will employ the Participant for any specific time period, nor does it modify in any respect their right to terminate or modify the Participant's employment or compensation.

                                       MONTGOMERY CV TRUST


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:


Accepted:

-----------------------------------
      LOUIS P. MESHON, SR.

Address:

                                   APPENDIX F


Appendix F to the Company's proxy statement is an ownership structure chart captioned "Montgomery Properties" setting forth the percentage interest of Mr. Meshon and the Montgomery Parties in the Montgomery Properties. The chart indicates that Rio Grande Plaza is owned by Rio Grande Associates, that Montgomery D.C. Inc. holds a 1 percent general partner interest in Rio Grande Associates, and that limited partner interests in Rio Grande Associates are held by the following persons in the following percentages: Mr. Meshon (49%), Mitch Leigh (50%). The chart indicates that Danville Plaza is owned by Danville Associates, that Montgomery D.C. Inc. holds a 2 percent general partner interest in Danville Associates, and that a 98 percent limited partner interest in Danville Associates is held by Mr. Meshon. The chart indicates that Woodbourne Square is owned by Parcel Eleven - C.J.P. Associates, that the general partners of Parcel Eleven - C.J.P. Associates are Mr. Meshon and Paul
H. Cohen and that both Mr. Meshon and Paul H. Cohen hold 50 percent limited partner interests. The chart indicates that Chesterbrook Village Center is owned by Chesterbrook Shopping Center, that Mr. Meshon and Paul H. Cohen hold 1 percent general partner interests in Chesterbrook Shopping Center and Parcel 4 Chesterbrook Corp. holds a 2 percent general partner interest, that class A limited partner interests in Chesterbrook Shopping Center are held by the following persons in the following percentages: Richard J. Fox (18.73%), Geraldine Fox (11.24%), James Hovey (3.75%), Paul H. Cohen and Carol A. Cohen as joint tenants with right of survivorship (16.86%), and Mr. Meshon and his wife as joint tenants with right of survivorship (16.86%); and that class B limited partner interests in Chesterbrook Shopping Center are held by the following persons in the following percentages: Suzanne G. Schmerling (3.57%), Marc Miller (3.57%), Lester Rosskam, residuary T/U/D dated February 31, 1973, David and Irene Rosskam and Robert Nathan, trustees (3.57%), Waldemar A.
Nielsen (3.57%) and Richard J. Fox (14.28%). The chart indicates that Mount Carmel Plaza is owned by CVS Glenside Equities, that Retail Pharmacy Properties III, Inc. (owned 100% by Mr. Meshon) holds a 1 percent general partner interest in CVS Glenside Equities and that limited partner interests in CVS Glenside Equities are held by the following persons in the following percentages: Mr. Meshon (51%), Peter J. Quinn (8%), H. Larry Wilde (10%), James Seip (5%), Louis
P. Meshon, Jr. (5%) and David J. Lisa (20%). The chart indicates that Whitemarsh Shopping Center is owned by Glenmont Associates Limited Partnership, that Whitemont, Inc. (owned 50% by Mr. Meshon and 50% by Charles T. Morroney) and Glenville White Marsh Inc. (owned 100% by a Schneider family entity) each hold .5% general partner interest in Glenmont Associates Limited Partnership, and that limited partner interests in Glenmont Associates Limited Partnership are held by the following entities in the following percentages: Whitemont Associates L.P. (24.5%)(of which Whitemont, Inc. is the 1 percent general partner and Mr. Meshon and Mr. Morroney are the 49.5 percent limited partners), and Glenville Associates - Whitemarsh, L.P. (74.5%)(of which Glenville White Marsh Inc. is the general partner). The chart indicates that Plymouth Plaza is owned by Glenmont - Plymouth, LP, that Plymont, Inc. (100% owned by Mr. Meshon) and Glenville Plymouth, Inc. (owned 100% by a Schneider family entity) each hold
 .5 percent general partner interests in Glenmont - Plymouth, LP, and that limited partner interests in Glenmont - Plymouth, LP are held by the following entities in the following percentages: Plymont Associates, LP (49.5%)(of which Plymont, Inc. is the 1 percent general partner and Mr. Meshon is the 99 percent limited partner) and Glenville Associates - Plymouth, LP (49.5%)(of which Glenville Plymouth, Inc. is the general partner and Milton S. Schneider, Pam H. Schneider and Mitchell Goldberg are the limited partners). Last, the chart indicates that County Line Plaza is owned by County Line Plaza
Realty Associates, LP (and refers to an Agency Agreement dated June 26, 1997), that County Line Plaza Realty LLC (owned 100% by Mr. Meshon) holds a 0.1 percent general partner interest in County Line Plaza Realty Associates, LP and that Mr. Meshon holds a 99.9 percent limited partner interests in County Line Plaza Realty Associates, LP.

                                   APPENDIX G

SCHEDULE H

                           LEVY PROPERTY OWNERSHIP STRUCTURE

I.   DICKSON CITY

     TITLE OWNERS: Bernard Levy
                   Myron Levy
                   Benjamin Levy
                   H. Irwin Levy
                   Robert Levy

     PRESENT OWNERSHIP: Bernard Levy (20%)
                        Jennie Levy, Executrix of the Estate of MYRON LEVY (20%) Lillian Levy, Executrix of the Estate of BENJAMIN LEVY (20%)
                        Irwin Levy (20%)
                        Robert Levy (20%)

II.  555 SCOTT STREET
     WILKES-BARRE CITY

     TITLE OWNERS: Bernard Levy and Elaine Levy, his wife
                   Myron and Jennie Levy
                   Benjamin and Lillian Levy
                   H. Irwin and Jeanne Levy
                   Robert S. and Ceil Levy

     PRESENT OWNERSHIP:  Bernard and Elaine Levy (20%)
                         Jennie Levy, Trustee under the Myron
                         Levy Family Trust, under Trust
                         Agreement dated July 22, 1991 (20%)
                         Lillian Levy, Individually and as
                         Executrix of the Estate of BENJAMIN
                         LEVY (20%)
                         H. Irwin Levy, Individually and as Executor of the Estate of JEANNE LEVY (20%)
                         Robert and Ceil Levy (20%)

                                   APPENDIX H



                       FINANCIAL STATEMENTS AND REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                               DREXEL REALTY, INC.
                         T/A MONTGOMERY GROUP AFFILIATES

                        DECEMBER 31, 1996, 1995 AND 1994

                                 C O N T E N T S

                                                                         PAGE

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                         3


FINANCIAL STATEMENTS

         BALANCE SHEETS                                                    4

         STATEMENTS OF OPERATIONS AND RETAINED EARNINGS                    5

         STATEMENTS OF CASH FLOWS                                          6

         NOTES TO FINANCIAL STATEMENTS                                     7

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Stockholder
Drexel Realty, Inc. T/A Montgomery Group Affiliates

         We have audited the accompanying balance sheets of Drexel Realty, Inc. T/A Montgomery Group Affiliates as of December 31, 1996, 1995 and 1994, and the related statements of operations and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Drexel Realty, Inc. T/A Montgomery Group Affiliates as of December 31, 1996, 1995 and 1994, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



/s/ Grant Thornton LLP
--------------------------------
Philadelphia, Pennsylvania
July 18, 1997

                               Drexel Realty, Inc.
                        T/A Montgomery Group Affiliates

                                 BALANCE SHEETS

                                  December 31,

              ASSETS                                                           1996              1995             1994
                                                                           -----------      ------------     ------------
CURRENT ASSETS
    Cash and cash equivalents                                              $   408,994      $     99,714     $     98,290
    Accounts receivable                                                        187,334           162,620          241,505
    Advances                                                                    47,894            37,202           66,338
    Due from officer - stockholder                                              25,000               -                -
                                                                           -----------       -----------      -----------

              Total current assets                                             669,222           299,536          406,133
                                                                           -----------       -----------      -----------

EQUIPMENT - AT COST

    Automobiles                                                                 47,915            47,915              -
    Office furniture and equipment                                             403,515           394,805          358,703
                                                                           -----------       -----------      -----------
                                                                               451,430           442,720          358,703
    Less accumulated depreciation                                              265,228           211,794          167,438
                                                                           -----------       -----------      -----------
                                                                               186,202           230,926          191,265
                                                                           -----------       -----------      -----------

OTHER ASSETS                                                                    26,047            26,047           31,222
                                                                           -----------       -----------      -----------

                                                                           $   881,471       $   556,509      $   628,620
                                                                            ==========        ==========       ==========
              LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
    Current maturities of long-term debt                                  $     12,453      $     11,415      $         -
    Accounts payable and accrued expenses                                       17,576            53,538           10,452
    Due to officer - stockholder                                                   -             164,654          109,482
                                                                           -----------       -----------      -----------

              Total current liabilities                                         30,029           229,607          119,934
                                                                           -----------       -----------      -----------

LONG-TERM DEBT, less current maturities                                         13,586            26,039                -
                                                                           -----------       -----------      -----------

COMMITMENTS                                                                          -                 -                -

STOCKHOLDER'S EQUITY

    Common stock - authorized, issued and outstanding, 500
        shares of $0.01 par value                                                    5                 5                5
    Additional paid-in capital                                                     955               955              955
                                                                           -----------       -----------      -----------
                                                                                   960               960              960
    Retained earnings                                                          836,896           299,903          507,726
                                                                           -----------       -----------      -----------
                                                                               837,856           300,863          508,686
                                                                           -----------       -----------      -----------

                                                                           $   881,471       $   556,509      $   628,620
                                                                           ===========       ===========      ===========



The accompanying notes are an integral part of these statements.

                               Drexel Realty, Inc.
                         T/A Montgomery Group Affiliates

                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS

                             Year ended December 31,

                                                                               1996              1995             1994
                                                                           -----------       -----------      -----------
Revenues
    Rental commissions                                                     $ 1,979,274       $ 1,596,079      $ 1,471,141
    Management fees                                                             64,999            63,683           62,559
    Merchant association administration fees                                    10,550            12,700           16,950
    Leasing fees                                                             1,191,663           492,082          577,374
    Development fees                                                           110,087           379,141          367,184
    Other income                                                                22,678             8,444            6,090
                                                                           -----------       -----------      -----------
                                                                             3,379,251         2,552,129        2,501,298
                                                                           -----------       -----------      -----------
Expenses
    Payroll                                                                  1,881,919         1,855,294        1,425,225
    Accounting and legal                                                        26,011            59,761           44,317
    Advertising and promotion                                                    7,659             4,913           14,110
    Automobile expenses                                                         59,428            48,855           46,321
    Contributions                                                                3,620             3,600              100
    Depreciation                                                                53,434            44,356           31,978
    Dues and subscriptions                                                       4,402             4,918            2,035
    Employee benefits                                                           84,935            81,620           68,807
    Entertainment and travel                                                    48,538            58,577           43,950
    Fees and convention                                                        115,295            60,648           40,684
    Insurance                                                                   23,293            20,362           20,205
    Interest                                                                    31,612             3,779              187
    Office expenses                                                             39,887            66,242           63,822
    Payroll taxes                                                              140,670           130,357           99,019
    Postage                                                                     18,488            19,577           16,647
    Rent                                                                       215,209           201,524          188,268
    Repairs and maintenance                                                      3,092             5,003            9,295
    Taxes and licenses                                                           9,642            13,591            4,840
    Telephone                                                                   51,707            51,319           54,415
    Temporary help and agency fees                                               2,979             5,688           16,554
    Seminars                                                                     4,875             2,437            1,342
    Miscellaneous                                                               15,563            17,531           15,755
                                                                           -----------       -----------      -----------
                                                                             2,842,258         2,759,952        2,207,876
                                                                           -----------       -----------      -----------

                  NET INCOME (LOSS)                                            536,993          (207,823)         293,422

Retained earnings at beginning of year                                         299,903           507,726          214,304
                                                                           -----------       -----------      -----------

Retained earnings at end of year                                           $   836,896       $   299,903      $   507,726
                                                                           ===========       ===========      ===========




The accompanying notes are an integral part of these statements.

                               Drexel Realty, Inc.
                         T/A Montgomery Group Affiliates

                            STATEMENTS OF CASH FLOWS

                             Year ended December 31,

                                                                  1996         1995         1994
                                                               ---------    ----------   ----------
Cash flows from operating activities
    Net income (loss)                                          $ 536,993    $(207,823)   $ 293,422
    Adjustments to reconcile net income (loss) to net cash
       provided by (used in) operating activities
          Depreciation                                            53,434       44,356       31,978
          (Increase) decrease in accounts receivable             (24,714)      78,885     (136,607)
          (Increase) decrease in advances                        (10,692)      29,136      194,409
          Decrease (increase) in other assets                       --          5,175      (25,550)
          (Decrease) increase in accounts payable and
              accrued expenses                                   (35,962)      43,086        9,611
                                                               ---------    ---------    ---------

                  Net cash provided by (used in) operating
                       activities                                519,059       (7,185)     367,263
                                                               ---------    ---------    ---------

Cash flows from investing activities
    Purchase of equipment                                         (8,710)     (84,017)    (144,501)
                                                               ---------    ---------    ---------

                  Net cash used in investing activities           (8,710)     (84,017)    (144,501)
                                                               ---------    ---------    ---------

Cash flows from financing activities
    Repayment of line of credit                                     --           --        (70,000)
    Net (decrease) increase in amounts due to/from officer -
        stockholder                                             (189,654)      55,172      (82,424)
    Proceeds from note payable - bank                               --         47,915         --
    Principal payments on note payable - bank                    (11,415)     (10,461)        --
                                                               ---------    ---------    ---------

                  Net cash (used in) provided by financing
                      activities                                (201,069)      92,626     (152,424)
                                                               ---------    ---------    ---------

                  NET INCREASE IN CASH AND
                     CASH EQUIVALENTS                            309,280        1,424       70,338

Cash and cash equivalents at beginning of year                    99,714       98,290       27,952
                                                               ---------    ---------    ---------

Cash  and cash equivalents at end of year                      $ 408,994    $  99,714    $  98,290
                                                               =========    =========    =========

Supplemental disclosure of cash flow information
    Cash paid during the year for interest                     $  31,612    $   3,779    $     187
                                                               =========    =========    =========




The accompanying notes are an integral part of these statements.

                               Drexel Realty, Inc.
                         T/A Montgomery Group Affiliates

                          NOTES TO FINANCIAL STATEMENTS

                        December 31, 1996, 1995 and 1994

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Drexel Realty, Inc. T/A Montgomery Group Affiliates (the Company) receives rental commissions, leasing fees, development fees and other fees for its efforts provided to affiliated and third-party companies in the mid-Atlantic region.

    In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    A summary of the Company's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

    1.  BASIS OF ACCOUNTING

    The financial statements of the Company are prepared on the accrual basis of accounting.

    2.  CASH AND CASH EQUIVALENTS

    The Company considers all demand and money market accounts and certificates of deposit with an original maturity of three months or less to be cash and cash equivalents.

    The Company maintains its cash balances in several financial institutions located in the Philadelphia, Pennsylvania metropolitan area, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash and cash equivalents.

    3.  ACCOUNTS RECEIVABLE

    The Company considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is maintained. If amounts become uncollectible, they will be charged to operations when that determination is made.

    4.  EQUIPMENT

    Equipment is recorded at the lower of cost, less accumulated depreciation, or net realizable value. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets. The Company uses estimated useful lives for the equipment varying between five and seven years. Expenditures for ordinary maintenance and repairs are expensed to operations as incurred, and significant renovations and improvements that improve and/or extend the useful life of the asset are capitalized over their estimated useful life.

                                   (Continued)

                               Drexel Realty, Inc.
                         T/A Montgomery Group Affiliates

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                        December 31, 1996, 1995 and 1994

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

    5.  LONG-LIVED ASSETS

    The Company adopted, effective January 1, 1996, Statement of Financial Accounting Standards (SFAS) No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF, which provides guidance on when to recognize and how to measure impairment losses of long-lived assets and certain identifiable intangibles and how to value long-lived assets to be disposed of. The adoption of SFAS No. 121 had no impact on the Company's financial position or results of operations.

    6.  INCOME TAXES

    Pursuant to an election under Subchapter "S" of the Internal Revenue Code, the Company is not taxed for federal tax purposes as a corporation. Income taxes or credits resulting form earnings are payable by or accrue to the benefit of the stockholders; accordingly, no provision has been made for federal income taxes in the financial statements. State taxes, when applicable, are provided for at the statutory rates currently in effect.

NOTE B - RELATED PARTY TRANSACTIONS

    The Company collects rental commissions and management fees equal to a certain percentage of gross receipts, as defined, for property management services. During 1996, 1995 and 1994, the Company recognized $512,334, $482,831 and $368,415, respectively, in rental commissions and management fees from affiliated partnerships. The Company receives merchant association administration fees for its efforts in providing promotional activities to certain shopping centers. Merchant association administration fees earned in 1996, 1995 and 1994 from affiliated partnerships amounted to $7,700, $6,300 and $6,200, respectively. The Company receives leasing fees for its efforts in leasing space. Leasing fees earned in 1996, 1995 and 1994 from affiliated partnerships amounted to $76,193, $26,242 and $20,100, respectively. The Company also receives development fees for its services in connection with the development and expansion of certain real estate projects. Development fees collected from affiliated partnerships amounted to $17,754, $230,441 and $357,184 in 1996, 1995 and 1994, respectively.

    Amounts due to and from officer - stockholder bear 10% interest and have no specific due dates (see note C for guarantee by stockholder). Advances include amounts due from related entities. These advances are non-interest bearing and have no specific due dates.

    See note E for additional related party transactions.

                               Drexel Realty, Inc.
                         T/A Montgomery Group Affiliates

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                        December 31, 1996, 1995 and 1994

NOTE C - LINE OF CREDIT

    The Company has a $300,000 line of credit with a bank. Interest is payable at the bank's prime rate (8.25% at December 31, 1996) and the line of credit is guaranteed by the stockholder. The full amount of the line was available at December 31, 1996.

NOTE D - LONG-TERM DEBT

    During 1995, the Company borrowed $47,915 under a 48-month automobile loan. Installments of $1,187, including interest, are due monthly. The loan bears interest at 8.75% and matures in December 1998.

NOTE E - COMMITMENTS

    1.  OFFICE LEASE

    On February 25, 1994, the Company entered into a 10-year office lease agreement with an affiliated partnership commencing June 1994. Total rent paid under this lease for 1996, 1995 and 1994 was approximately $177,000, $162,000 and $118,000, respectively. In addition to minimum rent, the Company is obligated to pay certain operating costs. Such costs approximate $38,000 and are included in rent expense.

    The following is a summary of approximate future minimum rental commitments under this lease:

         YEAR ENDING DECEMBER 31,

                  1997                                            $   179,000
                  1998                                                179,000
                  1999                                                182,000
                  2000                                                187,000
                  2001                                                193,000
                  Thereafter                                          490,000
                                                                  -----------

                                                                  $ 1,410,000
                                                                  ===========


    The Company previously entered into a lease agreement for office space which expired in August 1995. The Company subleased this space commencing September 1994. Monthly rent under the sublease approximated $6,700, including certain operating costs. Total rental income under the sublease amounted to approximately $-0-, $54,000 and $27,000 for 1996, 1995 and 1994,
    respectively, which is included as a reduction of rent expense.

                                   (Continued)

                               Drexel Realty, Inc.
                         T/A Montgomery Group Affiliates

                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

                        December 31, 1996, 1995 and 1994

NOTE E - COMMITMENTS - Continued

    2.  AUTOMOBILE LEASES

    The Company has four vehicle leases with various terms. Total rent expense charged to operations under these leases for 1996, 1995 and 1994 was $65,721, $48,855 and $46,320, respectively. The following is a summary of approximate future minimum rental commitments under vehicle leases that have remaining noncancellable lease terms in excess of one year:

         YEAR ENDING DECEMBER 31,

                  1997                           $    7,000
                  1998                                6,000
                                                 ----------

                                                 $   13,000
                                                 ==========

         FINANCIAL STATEMENTS AND REPORT OF
      INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

             CVS GLENSIDE EQUITIES, L.P.

                  DECEMBER 31, 1996

                                 C O N T E N T S

                                                                         PAGE

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                        3


FINANCIAL STATEMENTS

         BALANCE SHEET                                                    4

         STATEMENT OF INCOME AND PARTNERSHIP CAPITAL                      5

         STATEMENT OF CASH FLOWS                                          6

         NOTES TO FINANCIAL STATEMENTS                                    7

SUPPLEMENTAL INFORMATION

         SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION         12

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Partners
CVS Glenside Equities, L.P.

         We have audited the accompanying balance sheet of CVS Glenside Equities, L.P. as of December 31, 1996, and the related statements of income and partnership capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CVS Glenside Equities, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         We have also audited Schedule III for the year ended December 31, 1996. In our opinion, this schedule presents fairly, in all material respects, the information required to be set forth therein.




/s/ Grant Thornton, LLP
-------------------------------
Philadelphia, Pennsylvania
May 23, 1997

                           CVS Glenside Equities, L.P.

                                  BALANCE SHEET

                                December 31, 1996

         ASSETS

RENTAL PROPERTY - AT COST
     Building                                     $1,072,040
     Less accumulated depreciation                   125,155
                                                  ----------
                                                     946,885
     Land                                            115,000
                                                  ----------
                                                   1,061,885
                                                  ----------

CASH AND CASH EQUIVALENTS
     Operating                                         6,321
     Tenant security deposits                          7,000
                                                  ----------
                                                      13,321
                                                  ----------
ACCOUNTS RECEIVABLE
     Tenant                                            6,249
     Deferred rent                                    49,232
                                                  ----------
                                                      55,481
                                                  ----------
PREPAID EXPENSES                                       9,553

DEFERRED COSTS, net of accumulated amortization       48,416

OTHER ASSETS                                           1,278
                                                  ----------

                                                  $1,189,934
                                                  ==========

         LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES
     Mortgage payable                             $  891,507
     Accounts payable and accrued expenses             5,572
     Tenant security deposits                         12,150
                                                  ----------
                                                     909,229

PARTNERSHIP CAPITAL                                  280,705
                                                  ----------
                                                  $1,189,934
                                                  ==========








The accompanying notes are an integral part of this statement.

                           CVS Glenside Equities, L.P.

                   STATEMENT OF INCOME AND PARTNERSHIP CAPITAL

                          Year ended December 31, 1996

Revenue
    Rent                                                              $ 203,016
    Common area maintenance reimbursement                                32,833
    Real estate tax reimbursement                                        24,566
    Interest income                                                         413
    Miscellaneous                                                         3,010
                                                                      ---------
                                                                        263,838
                                                                      ---------

Expenses
    Contracted labor                                                      3,019
    Repairs and maintenance                                              23,933
    Utilities                                                             3,668
    Management fee                                                       12,402
    Interest                                                             67,700
    Professional fees                                                     1,031
    General and administrative                                            2,052
    Insurance                                                             4,214
    Real estate taxes                                                    23,778
    Depreciation of rental property                                      30,700
    Amortization of deferred costs                                        4,834
                                                                      ---------
                                                                        177,331
                                                                      ---------

                 NET INCOME                                              86,507

Partnership capital at beginning of year                                282,458

Distributions to partners                                               (88,260)
                                                                      ---------

Partnership capital at end of year                                    $ 280,705
                                                                      =========






The accompanying notes are an integral part of this statement

                           CVS Glenside Equities, L.P.

                             STATEMENT OF CASH FLOWS

                          Year ended December 31, 1996


Cash flows from operating activities
    Net income                                                        $  86,507
    Adjustments to reconcile net income to net cash
      provided by operating activities
       Depreciation of rental property                                   30,700
       Amortization of deferred costs                                     4,834
       Changes in assets and liabilities
          Increase in tenant accounts receivable and deferred rent      (15,374)
          Increase in prepaid expenses                                     (607)
          Decrease in accounts payable and accrued expenses                (151)
          Increase in tenant security deposits                              500
                                                                      ---------

              Net cash provided by operating activities                 106,409
                                                                      ---------

Cash flows from financing activities
    Principal payments on mortgage payable                              (23,986)
    Distributions to partners                                           (88,260)

              Net cash used in financing activities                    (112,246)
                                                                      ---------

              NET DECREASE IN CASH AND CASH EQUIVALENTS                  (5,837)

Cash and cash equivalents at beginning of year                           19,158
                                                                      ---------

Cash and cash equivalents at end of year                              $  13,321
                                                                      =========

Supplemental disclosure of cash flow information
    Cash paid during the year for interest                            $  67,850
                                                                      =========















The accompanying notes are an integral part of this statement.

                           CVS Glenside Equities, L.P.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     CVS Glenside Equities, L.P. (the Partnership) is a Pennsylvania limited partnership. The Partnership owns and leases a commercial shopping center in Montgomery County, Pennsylvania.

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     A summary of the Partnership's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

     1.  BASIS OF ACCOUNTING

     The financial statements of the Partnership are prepared on the accrual basis of accounting.

     2.  RENTAL INCOME AND TENANT REIMBURSEMENTS

     Fixed minimum rents are recognized on a straight-line basis over the life of the lease. Tenant reimbursements are recorded and accrued at year-end for financial statement reporting purposes.

     3.  CASH AND CASH EQUIVALENTS

     The Partnership considers all demand and money market accounts and certificates of deposit with an original maturity of three months or less to be cash and cash equivalents.

     4.  ACCOUNTS RECEIVABLE

     The Partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is maintained. If amounts become uncollectible, they will be charged to operations when that determination is made.

     5.  RENTAL PROPERTY

     Rental property is recorded at the lower of cost, less accumulated depreciation, or net realizable value. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets. The Partnership uses a 35-year estimated life for the building. Expenditures for ordinary maintenance and repairs are expensed to operations as incurred, and significant renovations and improvements that improve and/or extend the useful life of the asset are capitalized over their estimated useful life.



                                   (Continued)

                           CVS Glenside Equities, L.P.

                                December 31, 1996

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

     6.  DEFERRED COSTS

     Costs incurred in connection with obtaining financing have been capitalized and are being amortized by the straight-line method over the life of the loan.

     7.  LONG-LIVED ASSETS

     The Partnership adopted, effective January 1, 1996, Statement of Financial Accounting Standards (SFAS) No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF, which provides guidance on when to recognize and how to measure impairment losses of long-lived assets and certain identifiable intangibles and how to value long-lived assets to be disposed of. The adoption of SFAS No. 121 had no impact on the Partnership's financial position or results of operations.

     8.  INCOME TAXES

     Income taxes or credits on earnings or losses accrue to the partners personally and are not reflected in the financial statements.

     9.  CREDIT RISK

     Management of the Partnership performs ongoing credit evaluations of its tenants and requires certain tenants to provide security deposits. Tenants operate in different retail industries. For the year ended December 31, 1996, rent revenue from two tenants represented approximately 66% and 11%, respectively, of total rent revenue.

NOTE B - DEFERRED COSTS

    Deferred costs at December 31, 1996 are as follows:

    Financing costs                                                      $51,410
    Leasing costs                                                          6,875
                                                                         -------
                                                                          58,285
    Less accumulated amortization                                          9,869
                                                                         -------

                                                                         $48,416
                                                                         =======

                           CVS Glenside Equities, L.P.

                                December 31, 1996





NOTE C - MORTGAGE PAYABLE

    The Partnership has a mortgage loan with Great Northern Insured Annuity Corporation. Monthly payments of principal and interest of $7,653 are due each month until maturity on May 1, 2014 based on a 20-year amortization schedule. The mortgage loan bears interest at a fixed rate of 7.5% until April 30, 1999; on May 1, 1999 and each year thereafter until maturity, the interest rate shall be adjusted to the Moody's "A" Corporate Bond Index Daily Rate, quoted by Moody's Investor's Service, plus 0.125% per annum.

    The mortgage is collateralized by real and personal property owned and used in connection with the operation of the property, the assignment of all leases covering the property, and the personal guarantee of one of the partners.

    The carrying value of the mortgage payable approximates fair market value.

    The following is a summary of estimated maturities for the next five years and thereafter:

         YEAR ENDING DECEMBER 31,

                   1997                                       $ 26,000
                   1998                                         28,000
                   1999                                         30,000
                   2000                                         32,000
                   2001                                         35,000
                   Thereafter                                  741,000
                                                              --------

                                                              $892,000
                                                              ========


NOTE D - RELATED PARTY TRANSACTIONS

     The Partnership pays management fees equal to 5% of all collections from tenants to a company affiliated by common ownership and management, in accordance with a leasing and management agreement with the Partnership. Total management fees amounted to $12,402 for 1996.

     In the event of the termination of the leasing and management agreement, the Partnership is liable to the affiliate for liquidated damages based upon a percentage, varying between 3% and 5%, of the future minimum rentals for leases existing at or within three months after the termination date and negotiated by the affiliate.

                           CVS Glenside Equities, L.P.

                                December 31, 1996

NOTE E - MINIMUM FUTURE RENTALS DUE

    The Partnership leases space in a shopping center for varying terms, for which it receives minimum annual rents. Approximate minimum future rentals at December 31, 1996 are as follows:

         YEAR ENDING DECEMBER 31,

                  1997                                     $   193,100
                  1998                                         178,000
                  1999                                         169,600
                  2000                                         165,500
                  2001                                         166,500
                  Thereafter                                   227,000
                                                           -----------

                                                           $ 1,099,700
                                                           ===========

                            SUPPLEMENTAL INFORMATION

                           CVS Glenside Equities, L.P.

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION

                                December 31, 1996

                                                                           Costs                       Gross amount
                                                                   capitalized subsequent          at which carried at
                                            Initial cost               to acquisition                close of period
                                      ------------------------  -------------------------  -------------------------------------
                                                  Building and               Building and              Building and
      Description        Encumbrance     Land     improvements    Land       improvements   Land       improvements     Total
      -----------        -----------  ----------  ------------  ----------   ------------  ---------   ------------  -----------
Shopping center,
   Montgomery County,
   Pennsylvania         $   891,507  $   115,000  $ 1,041,840   $         -  $    30,200 $   115,000    $ 1,072,040  $ 1,187,040
                         ==========   ==========   ========== =============== ==========  ==========     ==========   ==========







                                                                  Life on which
                         Accumulation      Date of       Date    depreciation is
                         depreciation   construction   acquired     computed
                         ------------   ------------   --------  ---------------
Shopping center,
   Montgomery County,
   Pennsylvania          $   125,155        N/A        12/2/92      Various
                          ==========







                                   (Continued)

                           CVS Glenside Equities, L.P.

                                December 31, 1996

      The change in real estate for the year ended December 31, 1996 is as follows:

         Balance at beginning of year                             $ 1,187,040
         Improvements                                                       -
                                                                  -----------

         Balance at end of year                                   $ 1,187,040
                                                                  ===========

    The aggregate cost of land, buildings and improvements for federal income tax purposes at December 31, 1996 was $1,187,040.

    The change in accumulated depreciation for the year ended December 31, 1996 is as follows:

         Balance at beginning of year                             $     94,455
         Depreciation for year                                          30,700
                                                                  ------------

         Balance at end of year                                   $    125,155
                                                                  ============

                       FINANCIAL STATEMENTS AND REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                           GLENMONT ASSOCIATES, L.P.

                               DECEMBER 31, 1996

                                 C O N T E N T S

                                                                           PAGE
                                                                           ----

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                           3


FINANCIAL STATEMENTS

         BALANCE SHEET                                                       4

         STATEMENT OF INCOME AND PARTNERSHIP CAPITAL                         5

         STATEMENT OF CASH FLOWS                                             6

         NOTES TO FINANCIAL STATEMENTS                                       7

SUPPLEMENTAL INFORMATION

         SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION            11

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Partners
Glenmont Associates, L.P.

         We have audited the accompanying balance sheet of Glenmont Associates, L.P. as of December 31, 1996, and the related statements of income and partnership capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Glenmont Associates, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         We have also audited Schedule III for the year ended December 31, 1996. In our opinion, this schedule presents fairly, in all material respects, the information required to be set forth therein.


[sig]

Philadelphia, Pennsylvania
June 16, 1997

                            Glenmont Associates, L.P.

                                  BALANCE SHEET

                                December 31, 1996




                                     ASSETS

RENTAL PROPERTY AND EQUIPMENT - AT COST
     Building                                                   $3,770,161
     Building improvements                                       1,460,020
     Tenant improvements                                           242,584
     Land improvements                                             423,556
     Equipment                                                     350,348
                                                                ----------
                                                                 6,246,669
     Less accumulated depreciation                                 395,876
                                                                ----------
                                                                 5,850,793
     Land                                                          418,907
                                                                ----------
                                                                 6,269,700

CASH AND CASH EQUIVALENTS
     Operating                                                      78,105
     Tenant security deposits                                       36,984
                                                                ----------
                                                                   115,089
                                                                ----------
ACCOUNTS RECEIVABLE
     Tenant                                                         30,851
     Deferred rent                                                 147,712
                                                                ----------
                                                                   178,563
                                                                ----------
PREPAID EXPENSES                                                    27,629

OTHER ASSETS                                                        11,697
                                                                ----------
                                                                $6,602,678
                                                                ==========

                  LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES
     Mortgage payable                                           $5,208,874
     Accounts payable and accrued expenses                         427,127
     Tenant security deposits                                       36,984
                                                                ----------
                                                                 5,672,985

PARTNERSHIP CAPITAL                                                929,693
                                                                ----------
                                                                $6,602,678
                                                                ==========



The accompanying notes are an integral part of this statement.

                            Glenmont Associates, L.P.

                   STATEMENT OF INCOME AND PARTNERSHIP CAPITAL

                          Year ended December 31, 1996

Revenue
    Rent                                                     $622,942
    Percentage rent                                            29,108
    Common area maintenance reimbursement                      38,188
    Termination fees                                           52,000
    Real estate tax reimbursement                              76,488
    Utilities reimbursement                                    89,140
    Interest                                                    2,831
    Miscellaneous                                                 672
                                                             --------
                                                              911,369
                                                             --------

Expenses
    Repairs and maintenance                                    83,030
    Utilities                                                  87,195
    Management fee                                             41,900
    Interest                                                  345,353
    Professional fees                                          45,417
    General and administrative                                 34,303
    Insurance                                                   5,892
    Real estate taxes                                          69,900
    Depreciation of rental property and equipment             172,815
    Amortization of organization costs                          5,973
                                                             --------
                                                              891,778
                                                             --------

                 NET INCOME                                    19,591

Partnership capital at beginning of year                      910,102
                                                             --------
Partnership capital at end of year                           $929,693
                                                             ========


The accompanying notes are an integral part of this statement.

                            Glenmont Associates, L.P.

                             STATEMENT OF CASH FLOWS

                          Year ended December 31, 1996


Cash flows from operating activities
    Net income                                                                                 $    19,591
    Adjustments to reconcile net income to net cash provided by operating activities
       Depreciation of rental property and equipment                                               172,815
       Amortization of organization costs                                                            5,973
       Changes in assets and liabilities
          Increase in tenant accounts receivable                                                   (63,128)
          Increase in prepaid expenses                                                              (4,460)
          Decrease in accounts payable and accrued expenses                                         (1,842)
          Increase in tenant security deposits                                                       2,583
                                                                                               -----------

              Net cash provided by operating activities                                            131,532
                                                                                               -----------

Cash flows from investing activities
    Additions to rental property and equipment                                                  (1,440,980)
                                                                                               -----------

              Net cash used in investing activities                                             (1,440,980)
                                                                                               -----------

Cash flows from financing activities
    Borrowings on mortgage payable                                                               1,344,628
                                                                                               -----------
              Net cash provided by financing activities                                          1,344,628
                                                                                               -----------

              NET INCREASE IN CASH AND CASH EQUIVALENTS                                             35,180

Cash and cash equivalents at beginning of year                                                      79,909
                                                                                               -----------

Cash and cash equivalents at end of year                                                       $   115,089
                                                                                               ===========

Supplemental disclosure of cash flow information
    Cash paid during the year for interest                                                     $   453,240
                                                                                               ===========












The accompanying notes are an integral part of this statement.

                            Glenmont Associates, L.P.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Glenmont Associates, L.P. (the Partnership) is a Pennsylvania limited partnership. The Partnership owns and leases a commercial shopping center in Montgomery County, Pennsylvania.

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     A summary of the Partnership's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

     1.  BASIS OF ACCOUNTING

     The financial statements of the Partnership are prepared on the accrual basis of accounting.

     2.  RENTAL INCOME AND TENANT REIMBURSEMENTS

     Fixed minimum rents are recognized on a straight-line basis over the life of the lease. Tenant reimbursements are recorded and accrued at year-end for financial statement reporting purposes.

     3.  CASH AND CASH EQUIVALENTS

     The Partnership considers all demand and money market accounts and certificates of deposit with an original maturity of three months or less to be cash and cash equivalents.

     4.  ACCOUNTS RECEIVABLE

     The Partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is maintained. If amounts become uncollectible, they will be charged to operations when that determination is made.

     5.  RENTAL PROPERTY AND EQUIPMENT

     Rental property is recorded at the lower of cost, less accumulated depreciation, or net realizable value. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets. The Partnership uses a 35-year estimated life for the building, building improvements, and land improvements, the life of tenant leases for tenant improvements, and a seven-year estimated life for equipment. Expenditures for ordinary maintenance and repairs are expensed to operations as incurred, and significant renovations and improvements that improve and/or extend the useful life of the asset are capitalized over their estimated useful life.

                                   (Continued)

                            Glenmont Associates, L.P.

                                December 31, 1996

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

     6.  LONG-LIVED ASSETS

     The Partnership adopted, effective January 1, 1996, Statement of Financial Accounting Standards (SFAS) No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF, which provides guidance on when to recognize and how to measure impairment losses of long-lived assets and certain identifiable intangibles and how to value long-lived assets to be disposed of. The adoption of SFAS No. 121 had no impact on the Partnership's financial position or results of operations.

     7.  INCOME TAXES

     Income taxes or credits on earnings or losses accrue to the partners personally and are not reflected in the financial statements.

     8.  CREDIT RISK

     Management of the Partnership performs ongoing credit evaluations of its tenants and requires certain tenants to provide security deposits. Tenants operate in different retail industries. For the year ended December 31, 1996, rent revenue from three tenants represented approximately 17%, 15% and 12%, respectively, of total rent revenue.

     The Partnership maintains cash balances at a financial institution in Pennsylvania. These amounts are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 1996, uninsured cash balances approximated $43,000.

NOTE B - MORTGAGE PAYABLE

    The Partnership has a mortgage construction loan with Summit Bank under which the Partnership may borrow up to $5,460,000. The mortgage bears interest at the prime rate plus 1.25% (9% at December 31, 1996); the outstanding mortgage principal balance plus all outstanding and unpaid interest was due December 23, 1996; an extension was provided until the refinancing in April 1997 (note E).

    The mortgage is collateralized by all real and personal property owned and used in connection with the operation of the property, the assignment of all leases covering the property and the unconditional guarantees of two of the partners in the Partnership and Whitemont Associates, L.P., an affiliated partnership with common ownership and management.

     The carrying value of the mortgage payable approximates fair market value.

                            Glenmont Associates, L.P.

                                December 31, 1996


NOTE C - RELATED PARTY TRANSACTIONS

     The Partnership pays management and leasing fees based upon collections from tenants to a company affiliated by common ownership and management, in accordance with a leasing and management agreement with the Partnership. Total management and leasing fees amounted to $41,900 and $14,815, respectively, for 1996.

     In the event of the termination of the leasing and management agreement, the Partnership is liable to the affiliate for liquidated damages based upon a percentage, varying between 3% and 5%, of the future minimum rentals for leases existing at or within three months after the termination date and negotiated by the affiliate.

NOTE D - MINIMUM FUTURE RENTALS DUE

     The Partnership leases space in a shopping center for varying terms, for which it receives minimum annual rents. Approximate minimum future rentals at December 31, 1996 are as follows:

         YEAR ENDING DECEMBER 31,

                  1997                                 $   856,000
                  1998                                     957,000
                  1999                                     885,000
                  2000                                     833,000
                  2001                                     606,000
                  Thereafter                             6,286,000
                                                       -----------
                                                       $10,423,000
                                                       ===========

NOTE E - SUBSEQUENT EVENT

    During April 1997, the Partnership entered into a $7,250,000 mortgage note with Merrill Lynch Credit Corporation to refinance existing debt and to finance future construction at the shopping center. The mortgage note is payable in 120 consecutive monthly installments of $56,674, including interest at 8.68% per annum; a final installment of the entire outstanding principal balance and accrued interest thereon is due in May 2007. The mortgage note is secured by all real and personal property owned and used in connection with the operation of the property and the assignment of all rents, leases and security deposits covering the property.

                            SUPPLEMENTAL INFORMATION

                            Glenmont Associates, L.P.

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION

                                December 31, 1996

                                                                                     Costs                     Gross amount
                                                                            capitalized subsequent          at which carried at
                                                    Initial cost                 to acquisition               close of period
                                             ---------------------------   --------------------------   --------------------------
                                                            Building and                 Building and                 Building and
Description                  Encumbrance        Land        improvements     Land        improvements      Land       improvements
-----------                  -----------     ----------     ------------   ----------    ------------   ----------    ------------

Shopping center,
   Montgomery
   County, Pennsylvania      $5,208,874      $  418,907      $3,770,161    $      --      $2,126,160    $  418,907     $5,896,321
                             ==========      ==========      ==========    ==========     ==========    ==========     ==========





                                                                                       Life on which
                                          Accumulation      Date of         Date      depreciation is
Description                    Total      depreciation    construction    acquired        computed
-----------                 -----------   ------------    ------------    --------    ---------------

Shopping center,
   Montgomery
   County, Pennsylvania     $ 6,315,228     $395,876         Various      12/23/93          Various
                            ===========     =======










                                   (Continued)

                            Glenmont Associates, L.P.

                                December 31, 1996


    The change in real estate for the year ended December 31, 1996 is as follows:

         Balance at beginning of year                $4,253,979
         Improvements                                 2,061,249
                                                     ----------

         Balance at end of year                      $6,315,228
                                                     ==========

    The aggregate cost of land, buildings and improvements for federal income tax purposes at December 31, 1996 was $6,315,228.

    The change in accumulated depreciation for the year ended December 31, 1996 is as follows:

         Balance at beginning of year                $223,061
         Depreciation for year                        172,815
                                                     --------

         Balance at end of year                      $395,876
                                                     ========

           FINANCIAL STATEMENTS AND REPORT OF
        INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                 RIO GRANDE ASSOCIATES

                   DECEMBER 31, 1996

                                 C O N T E N T S

                                                                          PAGE

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                         3


FINANCIAL STATEMENTS

         BALANCE SHEET                                                     4

         STATEMENT OF OPERATIONS AND PARTNERSHIP DEFICIENCY                5

         STATEMENT OF CASH FLOWS                                           6

         NOTES TO FINANCIAL STATEMENTS                                     7

SUPPLEMENTAL INFORMATION

         SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION          12

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Partners
Rio Grande Associates

         We have audited the accompanying balance sheet of Rio Grande Associates as of December 31, 1996, and the related statements of operations and partnership deficiency, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rio Grande Associates as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         We have also audited Schedule III for the year ended December 31, 1996. In our opinion, this schedule presents fairly, in all material respects, the information required to be set forth therein.





/s/ Grant Thornton LLP
-----------------------------------
Philadelphia, Pennsylvania
June 10, 1997

                              Rio Grande Associates

                                  BALANCE SHEET

                                December 31, 1996

         ASSETS

RENTAL PROPERTY AND EQUIPMENT - AT COST
     Building                                                       $ 6,170,288
     Building improvements                                              198,914
     Tenant improvements                                                887,538
     Equipment                                                          123,104
     Land improvements                                                1,178,877
                                                                    -----------
                                                                      8,558,721
     Less accumulated depreciation and amortization                   1,385,155
                                                                    -----------
                                                                      7,173,566
     Land                                                               494,656
                                                                    -----------
                                                                      7,668,222
                                                                    -----------
CASH AND CASH EQUIVALENTS
     Operating                                                           24,825
     Tenant security deposits                                            20,520
                                                                    -----------
                                                                         45,345
                                                                    -----------
ACCOUNTS RECEIVABLE
     Tenant                                                             109,666
     Deferred rent                                                      220,137
                                                                    -----------
                                                                        329,803
                                                                    -----------
PREPAID EXPENSES                                                            869
DEFERRED COSTS, net of accumulated amortization                         117,316
                                                                    -----------
                                                                    $ 8,161,555
                                                                    ===========
     LIABILITIES AND PARTNERSHIP DEFICIENCY

LIABILITIES
     Mortgages payable                                              $ 8,997,167
                                                                    -----------
     Accounts payable and accrued expenses
        Trade                                                            17,075
        Interest                                                        198,630
        Affiliates                                                        1,790
                                                                    -----------
                                                                        217,495

     Tenant security deposits                                            20,520
                                                                    -----------
                                                                      9,235,182

PARTNERSHIP DEFICIENCY                                               (1,073,627)
                                                                    -----------
                                                                    $ 8,161,555
                                                                    ===========



The accompanying notes are an integral part of this statement.

                              Rio Grande Associates

               STATEMENT OF OPERATIONS AND PARTNERSHIP DEFICIENCY

                          Year ended December 31, 1996

Revenue
    Rent                                                            $ 1,021,464
    Common area maintenance reimbursement                               108,374
    Real estate tax reimbursement                                       123,104
    Utilities reimbursement                                                 637
    Water and sewer reimbursement                                        17,205
    Insurance reimbursement                                               3,574
    Merchants association income                                          1,432
    Interest income                                                       1,601
    Miscellaneous                                                         3,452
                                                                    -----------
                                                                      1,280,843
                                                                    -----------

Expenses
    Advertising                                                           5,146
    Trash and snow removal                                               32,660
    Repairs and maintenance                                              27,446
    Utilities                                                            60,674
    Management fee                                                       72,922
    Interest                                                            748,926
    Professional fees                                                    58,542
    General and administrative                                            5,661
    Insurance                                                            14,184
    Real estate taxes                                                   187,643
    Salaries and wages                                                   55,037
    Payroll taxes and benefits                                           12,756
    Miscellaneous                                                           688
    Landscaping                                                          11,855
    Financing fees                                                       83,427
    Loss on disposal of asset                                           260,341
    Depreciation of rental property and equipment                       271,401
    Amortization of deferred costs                                        4,876
                                                                    -----------
                                                                      1,914,185
                                                                    -----------

                 NET LOSS                                              (633,342)

Partnership deficiency at beginning of year                            (440,285)
                                                                    -----------

Partnership deficiency at end of year                               $(1,073,627)
                                                                    ===========





The accompanying notes are an integral part of this statement.

                              Rio Grande Associates

                             STATEMENT OF CASH FLOWS

                          Year ended December 31, 1996

Cash flows from operating activities
    Net loss                                                        $  (633,342)
    Adjustments to reconcile net loss to net
      cash used in operating activities
       Depreciation of rental property and equipment                    271,401
       Amortization of deferred costs                                     4,876
       Loss on disposal of building                                     260,341
       Changes in assets and liabilities
          Increase in tenant accounts receivable and deferred rent      (88,682)
          Increase in prepaid expenses                                      (17)
          Increase in accounts payable and accrued expenses              14,857
          Decrease in tenant security deposits                           (2,192)
                                                                    -----------

              Net cash used in operating activities                    (172,758)
                                                                    -----------

Cash flows from investing activities
    Additions to rental property and equipment                         (707,276)
    Increase in deferred costs                                         (122,155)
                                                                    -----------

              Net cash used in investing activities                    (829,431)
                                                                    -----------

Cash flows from financing activities
    Proceeds from notes payable                                       9,914,167
    Payments on notes payable                                        (9,001,699)

              Net cash provided by financing activities                 912,468
                                                                    -----------

              NET DECREASE IN CASH AND CASH EQUIVALENTS                 (89,721)

Cash and cash equivalents at beginning of year                          135,066
                                                                    -----------

Cash and cash equivalents at end of year                            $    45,345
                                                                    ===========

Supplemental disclosure information
    Cash paid during the year for interest                          $   783,685
                                                                    ===========









The accompanying notes are an integral part of this statement.

                              Rio Grande Associates

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996





NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Rio Grande Associates (the Partnership) is a Pennsylvania general partnership. The Partnership owns and leases a commercial shopping center in Wildwood, New Jersey.

    In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    A summary of the Partnership's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

    1.  BASIS OF ACCOUNTING

    The financial statements of the Partnership are prepared on the accrual basis of accounting.

    2.  RENTAL INCOME AND TENANT REIMBURSEMENTS

    Fixed minimum rents are recognized on a straight-line basis over the life of the lease. Tenant reimbursements are recorded and accrued at year-end for financial statement reporting purposes.

    3.  CASH AND CASH EQUIVALENTS

    The Partnership considers all demand and money market accounts and certificates of deposit with an original maturity of three months or less to be cash and cash equivalents.

    4.  ACCOUNTS RECEIVABLE

    The Partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is maintained. If amounts become uncollectible, they will be charged to operations when that determination is made.

    5.  RENTAL PROPERTY AND EQUIPMENT

    Rental property is recorded at the lower of cost, less accumulated depreciation, or net realizable value. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets. The Partnership uses a 35-year estimated life for the building, building improvements, and land improvements, the life of the lease for tenant improvements, and a seven-year estimated life for equipment. Expenditures for ordinary maintenance and repairs are expensed to operations as incurred, and significant renovations and improvements that improve and/or extend the useful life of the asset are capitalized over their estimated useful life.

                                   (Continued)

                              Rio Grande Associates

                                December 31, 1996





NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

    6.  DEFERRED COSTS

    Costs incurred in connection with obtaining financing and securing tenants have been capitalized and are being amortized by the straight-line method over the life of the loan and tenant leases, respectively.

    7.  INCOME TAXES

    Income taxes or credits on earnings or losses accrue to the partners personally and are not reflected in the financial statements.

    8.  LONG-LIVED ASSETS

    The Partnership adopted, effective January 1, 1996, Statement of Financial Accounting Standards (SFAS) No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF, which provides guidance on when to recognize and how to measure impairment losses of long-lived assets and certain identifiable intangibles and how to value long-lived assets to be disposed of. The adoption of SFAS No. 121 had no impact on the Partnership's financial position or results of operations.

    9.  CONCENTRATION OF CREDIT RISK

    Concentrations of credit risk with respect to trade receivables arise from the tenants occupying space in the shopping center. At December 31, 1996, one former tenant accounted for 94% of tenant accounts receivable (note G).

    10.  CREDIT RISK

    Management of the Partnership performs ongoing credit evaluations of its tenants and requires certain tenants to provide security deposits. Tenants operate in different retail industries. For the year ended December 31, 1996, rent revenue from two tenants represented approximately 21% and 12%, respectively, of total rent revenue.

NOTE B - DEFERRED COSTS

    Deferred costs at December 31, 1996 are as follows:

       Financing costs                                      $     28,493
       Leasing costs                                              93,699
                                                             -----------
                                                                 122,192
       Less accumulated amortization                               4,876
                                                             -----------

                                                             $   117,316
                                                             ===========

                              Rio Grande Associates

                                December 31, 1996




NOTE C - MORTGAGES PAYABLE

    The Partnership has a $8,000,000 mortgage note bearing interest at the prime rate (8.25% at December 31, 1996). Interest is payable monthly. Principal payments are payable beginning January 1997 at approximately $6,900 for the next 12 months. Principal payments increase to approximately $7,600 for the period January 1998 until the maturity date of October 25, 1998, at which time a balloon payment is due for the amount outstanding. In addition, the note contains an option to extend the note three additional years provided that certain requirements are met.

    The Partnership has a $2,000,000 construction note available bearing interest at the prime rate (8.25% at December 31, 1996). As of December 31, 1996, the Partnership has extended $997,167. Advances are made based upon the Partnership supplying the lender with certain construction information and are contingent upon the lender's approval. Interest is payable monthly. The note matures on October 25, 1998, at which time the full principal balance is due. In addition, the note contains an option to extend the maturity date for three years provided that conditional provisions are met.

    The note is collateralized by all real and personal property related to the shopping center, including improvements, as well as all monies, rights to monies, claims and causes of actions and rights of enforcement with respect to the leases, agreements of sale and proceeds, licenses, permits and agreements, and general Construction Contracts which are subject to the Assignments, and Surety Agreements (note D).

    The carrying values of the mortgages payable approximate fair market value.

    Cash paid for interest for 1996 amounted to $766,040, of which $17,355 was capitalized.

    The current maturities of debt are as follows:

       1997                                          $     83,000
       1998                                             8,916,167
                                                     ------------

                                                     $  8,999,167
                                                     ============
NOTE D - RELATED PARTY TRANSACTIONS

    The Partnership pays management fees equal to 6% of all collections from tenants to a company affiliated by common ownership and management under a leasing and management agreement effective through September 2006. Total management fees amounted to $72,922 for 1996.

    In the event of the termination of the leasing and management agreement, the Partnership is liable to the affiliate for liquidated damages based upon a percentage, varying between 3% and 5%, of the future minimum rentals for leases existing at or within three months after the termination date and negotiated by the affiliate.

                                   (Continued)

                              Rio Grande Associates

                                December 31, 1996

NOTE D - RELATED PARTY TRANSACTIONS - Continued

    A limited partner has guaranteed all of the debt of the Company.

    The Partnership has accrued interest payable to a partner of approximately $135,000 at December 31, 1996.

NOTE E - MINIMUM FUTURE RENTALS DUE

    The Partnership leases space in a shopping center for varying terms, for which it receives minimum annual rents. Approximate minimum future rentals at December 31, 1996 are as follows:

       YEAR ENDING DECEMBER 31,

                1997                                           $ 1,059,000
                1998                                               975,000
                1999                                               936,000
                2000                                               940,000
                2001                                               858,000
                Thereafter                                       4,003,000
                                                               -----------

                                                               $ 8,771,000
                                                               ===========
NOTE F - COMMITMENTS

    As of December 31, 1996, the Partnership had remaining commitments of approximately $1,150,000 on a construction contract.

NOTE G - SUBSEQUENT EVENTS

    A former tenant filed for liquidation bankruptcy. As part of this filing, the Partnership entered a post-petition claim for revenues earned and expense reimbursement subsequent to the filing date, as well as a rejection damage claim. The Partnership has accrued for income earned as of December 31, 1996, which is anticipated to be fully collectible. In addition, the Partnership may receive additional funds as a result of the settlement of the rejection damage claim. All damages received, net of taxes, have been pledged as a reduction of the principal balance of the construction note (note C).

                            SUPPLEMENTAL INFORMATION

                              Rio Grande Associates

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION

                                December 31, 1996

                                                                           Costs                       Gross amount
                                                                   capitalized subsequent          at which carried at
                                            Initial cost               to acquisition                close of period
                                      ------------------------  -------------------------  -------------------------------------
                                                  Building and               Building and              Building and
      Description       Encumbrance     Land     improvements      Land      improvements    Land      improvements     Total
      -----------       -----------  ----------- ------------   ------------ ------------ -----------  ------------  -----------
Shopping center,
   Wildwood,
   New Jersey           $ 8,997,167  $   304,656 $          -   $    190,000 $  8,435,617 $   494,656  $  8,435,617  $ 8,930,273
                        ===========  =========== ============   ============ ============ ===========  ============  ===========





                                                                  Life on which
                         Accumulation      Date of       Date    depreciation is
                         depreciation   construction   acquired     computed
                         ------------   ------------   --------  ---------------
Shopping center,
   Wildwood,
   New Jersey            $ 1,385,155       Various       1988        Various
                         ===========












                                   (Continued)

                              Rio Grande Associates

                                December 31, 1996




The change in real estate for the year ended December 31, 1996 is as follows:

         Balance at beginning of year                            $ 8,526,728
         Improvements                                                707,276
         Cost of real estate disposed of                            (303,731)
                                                                 -----------

         Balance at end of year                                  $ 8,930,273
                                                                 ===========

    The aggregate cost of land, buildings and improvements for federal income tax purposes at December 31, 1996 was $8,930,273.

    The change in accumulated depreciation for the year ended December 31, 1996 is as follows:

         Balance at beginning of year                            $ 1,157,144
         Depreciation for year                                       271,401
         Reduction for disposals                                     (43,390)
                                                                 -----------

         Balance at end of year                                  $ 1,385,155
                                                                 ===========

                FINANCIAL STATEMENTS AND REPORT OF
             INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                     GLENMONT-PLYMOUTH, L.P.

                        DECEMBER 31, 1996

                                 C O N T E N T S

                                                                          PAGE

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                          3


FINANCIAL STATEMENTS

         BALANCE SHEET                                                      4

         STATEMENT OF INCOME AND PARTNERSHIP CAPITAL                        5

         STATEMENT OF CASH FLOWS                                            6

         NOTES TO FINANCIAL STATEMENTS                                      7

SUPPLEMENTAL INFORMATION

         SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION           12

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Partners
Glenmont-Plymouth, L.P.

         We have audited the accompanying balance sheet of Glenmont-Plymouth, L.P. as of December 31, 1996, and the related statements of income and partnership capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Glenmont-Plymouth, L.P. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         We have also audited Schedule III for the year ended December 31, 1996. In our opinion, this schedule presents fairly, in all material respects, the information required to be set forth therein.



/s/ Grant Thornton LLP
--------------------------------
Philadelphia, Pennsylvania
June 2, 1997

                             Glenmont-Plymouth, L.P.

                                  BALANCE SHEET

                                December 31, 1996

         ASSETS

RENTAL PROPERTY AND EQUIPMENT - AT COST
     Building                                                         $1,481,929
     Building improvements                                               535,748
     Tenant improvements                                                 274,096
     Machinery and equipment                                              45,460
     Land improvements                                                   113,661
                                                                      ----------
                                                                       2,450,894
     Less accumulated depreciation                                       251,229
                                                                      ----------
                                                                       2,199,665
     Land                                                                183,160
                                                                      ----------
                                                                       2,382,825
                                                                      ----------

CASH AND CASH EQUIVALENTS
     Operating                                                            23,057
     Tenant security deposits                                             27,674
                                                                      ----------
                                                                          50,731
                                                                      ----------
OTHER ASSETS                                                               3,250

DEFERRED RENT RECEIVABLE                                                  44,926

PREPAID EXPENSES                                                          20,491

DEFERRED COSTS, net of accumulated amortization                           19,912
                                                                      ----------

                                                                      $2,522,135
                                                                      ==========

         LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES
     Mortgage payable                                                 $1,897,396
     Accounts payable and accrued expenses                                16,501
     Tenant security deposits                                             27,674
                                                                      ----------
                                                                       1,941,571

PARTNERSHIP CAPITAL                                                      580,564
                                                                      ----------

                                                                      $2,522,135
                                                                      ==========

The accompanying notes are an integral part of this statement

                             Glenmont-Plymouth, L.P.

                   STATEMENT OF INCOME AND PARTNERSHIP CAPITAL

                          Year ended December 31, 1996

Revenue
    Rent                                                              $ 598,305
    Common area maintenance reimbursement                                38,996
    Utilities reimbursement                                              72,973
    Interest                                                              1,692
    Gain on sale of assets                                                5,356
                                                                      ---------
                                                                        717,322
                                                                      ---------

Expenses
    Repairs and maintenance                                              83,109
    Utilities                                                            80,567
    Management fee                                                       30,155
    Interest                                                            165,016
    Professional fees                                                     6,554
    General and administrative                                           25,475
    Insurance                                                             5,890
    Real estate taxes                                                    52,242
    Depreciation of rental property and equipment                       114,536
    Amortization of deferred costs                                        6,302
                                                                      ---------
                                                                        569,846
                                                                      ---------

                 NET INCOME                                             147,476

Partnership capital at beginning of year                                751,269

Distributions to partners                                              (318,181)
                                                                      ---------

Partnership capital at end of year                                    $ 580,564
                                                                      =========













The accompanying notes are an integral part of this statement.

                             Glenmont-Plymouth, L.P.

                             STATEMENT OF CASH FLOWS

                          Year ended December 31, 1996

Cash flows from operating activities
    Net income                                                        $ 147,476
    Adjustments to reconcile net income to net
     cash provided by operating activities
       Depreciation of rental property and equipment                    114,536
       Amortization of deferred costs                                     6,302
       Gain on sale of assets                                            (5,356)
       Changes in assets and liabilities
          Increase in deferred rent receivable                          (10,976)
          Increase in prepaid expenses                                     (234)
          Decrease in accounts payable and accrued expenses              (9,323)
          Decrease in tenant security deposits                           (1,911)
                                                                      ---------

              Net cash provided by operating activities                 240,514
                                                                      ---------

Cash flows from investing activities
    Additions to rental property and equipment                          (28,850)
    Proceeds from sale of tenant improvements                           103,068
                                                                      ---------

              Net cash provided by investing activities                  74,218
                                                                      ---------

Cash flows from financing activities
    Principal payments on mortgage payable                              (25,011)
    Distributions to partners                                          (318,181)
                                                                      ---------

              Net cash used in financing activities                    (343,192)
                                                                      ---------

              NET DECREASE IN CASH AND CASH EQUIVALENTS                 (28,460)

Cash and cash equivalents at beginning of year                           79,191
                                                                      ---------

Cash and cash equivalents at end of year                              $  50,731
                                                                      =========

Supplemental disclosure of cash flow information
     Cash paid during the year for interest                           $ 165,203
                                                                      =========









The accompanying notes are an integral part of this statement.

                             Glenmont-Plymouth, L.P.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996






NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Glenmont-Plymouth, L.P. (the Partnership) is a Pennsylvania limited partnership. The Partnership owns and leases an office building in Plymouth Meeting, Pennsylvania.

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     A summary of the Partnership's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

     1.  BASIS OF ACCOUNTING

     The financial statements of the Partnership are prepared on the accrual basis of accounting.

     2.  RENTAL INCOME AND TENANT REIMBURSEMENTS

     Fixed minimum rents are recognized on a straight-line basis over the life of the lease. Tenant reimbursements are recorded and accrued at year-end for financial statement reporting purposes.

     3.  CASH AND CASH EQUIVALENTS

     The Partnership considers all demand and money market accounts and certificates of deposit with an original maturity of three months or less to be cash and cash equivalents.

     4.  ACCOUNTS RECEIVABLE

     The Partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is maintained. If amounts become uncollectible, they will be charged to operations when that determination is made.

     5.  RENTAL PROPERTY AND EQUIPMENT

     Rental property is recorded at the lower of cost, less accumulated depreciation, or net realizable value. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets. The Partnership uses a 35-year estimated life for the building, building improvements, and land improvements, the life of tenant leases for tenant improvements, and a seven-year estimated life for machinery and equipment. Expenditures for ordinary maintenance and repairs are expensed to operations as incurred, and significant renovations and improvements that improve and/or extend the useful life of the asset are capitalized over their estimated useful life.

                                   (Continued)

                             Glenmont-Plymouth, L.P.

                                December 31, 1996

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

     6.  DEFERRED COSTS

     Costs incurred in connection with obtaining financing have been capitalized and are being amortized by the straight-line method over the life of the loan.

     7.  LONG-LIVED ASSETS

     The Partnership adopted, effective January 1, 1996, Statement of Financial Accounting Standards (SFAS) No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF, which provides guidance on when to recognize and how to measure impairment losses of long-lived assets and certain identifiable intangibles and how to value long-lived assets to be disposed of. The adoption of SFAS No. 121 had no impact on the Partnership's financial position or results of operations.

     8.  INCOME TAXES

     Income taxes or credits on earnings or losses accrue to the partners personally and are not reflected in the financial statements.

     9.  CREDIT RISK

     Management of the Partnership performs ongoing credit evaluations of its tenants and requires certain tenants to provide security deposits. Tenants operate in different retail industries. For the year ended December 31, 1996, rent revenue from three tenants represented approximately 31%, 15% and 14%, respectively, of total rent revenue.

NOTE B - DEFERRED COSTS

    Deferred costs at December 31, 1996 are as follows:

       Financing costs                                            $     33,615
       Less accumulated amortization                                    13,703
                                                                  ------------

                                                                  $     19,912
                                                                  ============

NOTE C - MORTGAGE PAYABLE

    The Partnership has a mortgage loan with CoreStates Bank, N.A. The mortgage note is payable in monthly principal payments that vary between $2,128 and $2,975 until February 1, 2001, plus interest at 8.5% per annum; a final installment of the entire outstanding principal balance and accrued interest thereon is due on March 1, 2001.

                                   (Continued)

                             Glenmont-Plymouth, L.P.

                                December 31, 1996





NOTE C - MORTGAGE PAYABLE - Continued

     The mortgage is collateralized by a first mortgage on the Plymouth Plaza office building and the assignment of all leases covering the property.

     The carrying value of the mortgage approximates fair market value.

     The following is a summary of estimated maturities for the next five years:

         YEAR ENDING DECEMBER 31,

                  1997                                             $    27,000
                  1998                                                  30,000
                  1999                                                  32,000
                  2000                                                  35,000
                  2001                                               1,773,396
                                                                   -----------

                                                                   $ 1,897,396
                                                                   ===========

NOTE D - RELATED PARTY TRANSACTIONS

     The Partnership pays management and leasing fees based upon collections from tenants to a company affiliated by common ownership and management, in accordance with a leasing and management agreement with the Partnership. Total management and leasing fees amounted to $30,155 and $8,852, respectively, for 1996.

     In the event of the termination of the leasing and management agreement, the Partnership is liable to the affiliate for liquidated damages based upon a percentage, varying between 3% and 5%, of the future minimum rentals for leases existing at or within three months after the termination date and negotiated by the affiliate.

NOTE E - MINIMUM FUTURE RENTALS DUE

    The Partnership leases space in an office building for varying terms, for which it receives minimum annual rents. Approximate minimum future rentals at December 31, 1996 are as follows:

         YEAR ENDING DECEMBER 31,

                  1997                                            $   397,000
                  1998                                                393,000
                  1999                                                263,000
                  2000                                                173,000
                  2001                                                155,000
                  Thereafter                                          629,000
                                                                  -----------

                                                                  $ 2,010,000
                                                                  ===========

                             Glenmont-Plymouth, L.P.

                                December 31, 1996




NOTE F - SUBSEQUENT EVENT

    On April 1, 1997, the Partnership borrowed $500,000 under a second mortgage and security agreement with CoreStates Bank, N.A. The second mortgage note is payable in 46 monthly installments of $4,005, including interest at 7.99% per annum; a final installment of the entire outstanding principal balance and accrued interest thereon is due on April 1, 2001. The note is secured by a second mortgage on the Plymouth Plaza office building and the assignment of all leases covering the property.

                            SUPPLEMENTAL INFORMATION

                             Glenmont-Plymouth, L.P.

            SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION

                                December 31, 1996




                                                                           Costs                       Gross amount
                                                                   capitalized subsequent          at which carried at
                                            Initial cost               to acquisition                close of period
                                      ------------------------  -------------------------  -------------------------------------
                                                  Building and               Building and              Building and
      Description        Encumbrance     Land     improvements    Land       improvements   Land       improvements     Total
      -----------        -----------  ----------  ------------  ----------   ------------  ---------   ------------  -----------
Office building,
   Plymouth Meeting,
   Pennsylvania         $ 1,897,396  $   183,160  $ 1,481,929   $          - $   923,505 $   183,160    $ 2,405,434  $ 2,588,594
                        ===========  ===========  ===========   ============ =========== ===========    ===========   ==========







                                                                  Life on which
                         Accumulation      Date of       Date    depreciation is
                         depreciation   construction   acquired     computed
                         ------------   ------------   --------  ---------------
Office building,
   Plymouth Meeting,
   Pennsylvania          $   251,229        N/A        10/1/94      Various
                          ==========








                                   (Continued)

                             Glenmont-Plymouth, L.P.

                                December 31, 1996




     The change in real estate for the year ended December 31, 1996 is as follows:

         Balance at beginning of year                       $ 2,662,812
         Improvements                                            28,850
         Cost of real estate disposed of                       (103,068)
                                                            -----------

         Balance at end of year                             $ 2,588,594
                                                            ===========

     The aggregate cost of land, buildings and improvements for federal income tax purposes at December 31, 1996 was $2,588,594.

     The change in accumulated depreciation for the year ended December 31, 1996 is as follows:

         Balance at beginning of year                             $   167,190
         Depreciation for year                                        114,536
         Reduction for disposals                                      (30,497)
                                                                  -----------

         Balance at end of year                                   $   251,229
                                                                  ===========

            FINANCIAL STATEMENTS AND REPORT OF
         INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                    DANVILLE ASSOCIATES

                     DECEMBER 31, 1996

                                 C O N T E N T S

                                                                          PAGE

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                         3


FINANCIAL STATEMENTS

         BALANCE SHEET                                                     4

         STATEMENT OF INCOME AND PARTNERSHIP CAPITAL                       5

         STATEMENT OF CASH FLOWS                                           6

         NOTES TO FINANCIAL STATEMENTS                                     7

SUPPLEMENTAL INFORMATION

         SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION          12

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Partners
Danville Associates

         We have audited the accompanying balance sheet of Danville Associates as of December 31, 1996, and the related statements of income and partnership capital, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Danville Associates as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         We have also audited Schedule III for the year ended December 31, 1996. In our opinion, this schedule presents fairly, in all material respects, the information required to be set forth therein.




/s/ Grant Thornton LLP
---------------------------------
Philadelphia, Pennsylvania
May 23, 1997

                               Danville Associates

                                  BALANCE SHEET

                                December 31, 1996

          ASSETS

RENTAL PROPERTY - AT COST
     Building                                                         $  833,528
     Building improvements                                                25,650
     Land improvements                                                     2,100
                                                                      ----------
                                                                         861,278
     Less accumulated depreciation                                       240,021
                                                                      ----------
                                                                         621,257
     Land                                                                110,810
                                                                      ----------
                                                                         732,067
                                                                      ----------

CASH AND CASH EQUIVALENTS
     Operating                                                            21,390
     Tenant security deposits                                              5,925
                                                                      ----------
                                                                          27,315
                                                                      ----------

OTHER ASSETS                                                               2,000

DUE FROM RELATED PARTIES                                                  50,000

ACCOUNTS RECEIVABLE
     Tenant                                                               23,353
     Deferred rent                                                       185,897
                                                                      ----------
                                                                         209,250
                                                                      ----------

PREPAID EXPENSES                                                           5,833

DEFERRED COSTS, net of accumulated amortization                           39,437
                                                                      ----------

                                                                      $1,065,902
                                                                      ==========

         LIABILITIES AND PARTNERSHIP CAPITAL

LIABILITIES
     Mortgage payable                                                 $  978,398
     Accounts payable and accrued expenses                                 6,217
     Tenant security deposits                                              5,925
                                                                      ----------
                                                                         990,540

PARTNERSHIP CAPITAL                                                       75,362
                                                                      ----------

                                                                      $1,065,902
                                                                      ==========

The accompanying notes are an integral part of this statement.

                               Danville Associates

                   STATEMENT OF INCOME AND PARTNERSHIP CAPITAL

                          Year ended December 31, 1996

Revenue
    Rent                                                              $ 200,245
    Interest income                                                         845
    Real estate tax reimbursement                                        14,085
    Common area maintenance income                                       31,427
    Miscellaneous                                                           448
                                                                      ---------
                                                                        247,050
                                                                      ---------

Expenses
    Insurance                                                             3,590
    Professional fees                                                     4,086
    Interest                                                             76,362
    Repairs                                                              22,892
    Taxes                                                                16,570
    Utilities                                                             1,300
    Salaries and wages                                                      521
    Management fee                                                       13,520
    General and administrative                                           10,228
    Depreciation of rental property                                      25,154
    Amortization of deferred costs                                        3,393
                                                                      ---------
                                                                        177,616
                                                                      ---------

                 NET INCOME                                              69,434

Partnership capital at beginning of year                                  5,928

Partners' contributions                                                   7,362

Distributions to partners                                                (7,362)
                                                                      ---------

Partnership capital at end of year                                    $  75,362
                                                                      =========




         The accompanying notes are an integral part of this statement.

                               Danville Associates

                             STATEMENT OF CASH FLOWS

                          Year ended December 31, 1996

Cash flows from operating activities
    Net income                                                         $ 69,434
    Adjustments to reconcile net income to net
      cash provided by operating activities
       Depreciation of rental property                                   25,154
       Amortization of deferred costs                                     3,393
       Changes in assets and liabilities
          Increase in accounts receivable and deferred rent             (17,246)
          Increase in prepaid expenses                                     (266)
          Decrease in accounts payable and accrued expenses              (3,282)
          Decrease in tenant security deposits                           (2,440)
                                                                       --------

              Net cash provided by operating activities                  74,747
                                                                       --------

Cash flows from investing activities
    Due from related parties                                            (50,000)
                                                                      ---------

              Net cash used in investing activities                     (50,000)
                                                                       --------

Cash flows from financing activities
    Repayments of mortgage                                              (49,635)
    Partners' contributions                                               7,362
    Distributions to partners                                            (7,362)
                                                                       --------

              Net cash used in financing activities                     (49,635)
                                                                       --------

              NET DECREASE IN CASH AND CASH EQUIVALENTS                 (24,888)

Cash and cash equivalents at beginning of year                           52,203
                                                                       --------

Cash and cash equivalents at end of year                               $ 27,315
                                                                       ========

Supplemental disclosure of cash flow information
    Cash paid during the year for interest                             $ 76,677
                                                                       ========










         The accompanying notes are an integral part of this statement.

                               Danville Associates

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996





NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Danville Associates (the Partnership) is a Pennsylvania general partnership. The Partnership owns and leases a commercial shopping center in Montour County, Pennsylvania.

    In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    A summary of the Partnership's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

    1.  BASIS OF ACCOUNTING

    The financial statements of the Partnership are prepared on the accrual basis of accounting.

    2.  RENTAL INCOME AND TENANT REIMBURSEMENTS

    Fixed minimum rents are recognized on a straight-line basis over the life of the lease. Tenant reimbursements are recorded and accrued at year-end for financial statement reporting purposes.

    3.  CASH AND CASH EQUIVALENTS

    The Partnership considers all demand and money market accounts and certificates of deposit with an original maturity of three months or less to be cash and cash equivalents.

    4.  ACCOUNTS RECEIVABLE

    The Partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is maintained. If amounts become uncollectible, they will be charged to operations when that determination is made.

    5.  RENTAL PROPERTY

    Rental property is recorded at the lower of cost, less accumulated depreciation, or net realizable value. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets. The Partnership uses a 35-year estimated life for the building, building improvements and land improvements. Expenditures for ordinary maintenance and repairs are expensed to operations as incurred, and significant renovations and improvements that improve and/or extend the useful life of the asset are capitalized over their estimated useful life.

                                   (Continued)

                               Danville Associates

                                December 31, 1996





NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

    6.  DEFERRED COSTS

    Costs incurred in connection with obtaining financing have been capitalized and are being amortized by the straight-line method over the life of the loan.

    7.  LONG-LIVED ASSETS

    The Partnership adopted, effective January 1, 1996, Statement of Financial Accounting Standards (SFAS) No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF, which provides guidance on when to recognize and how to measure impairment losses of long-lived assets and certain identifiable intangibles and how to value long-lived assets to be disposed of. The adoption of SFAS No. 121 had no impact on the Partnership's financial position or results of operations.

    8.  INCOME TAXES

    Income taxes or credits on earnings or losses accrue to the partners personally and are not reflected in the financial statements.

    9  CREDIT RISK

    Management of the Partnership performs ongoing credit evaluations of its tenants and requires certain tenants to provide security deposits. Tenants operate in different retail industries. For the year ended December 31, 1996, rent revenue from one tenant represented approximately 10% of total rent revenue.

NOTE B - DEFERRED COSTS

    Deferred costs at December 31, 1996 are as follows:

       Financing costs                                         $     47,495
       Less accumulated amortization                                  8,058
                                                               ------------

                                                               $     39,437
                                                               ============

NOTE C - MORTGAGE PAYABLE

    The Partnership has a mortgage loan with Great Northern Insured Annuity Corporation. Monthly payments of principal and interest of $10,526 are due each month until maturity on September 1, 2008 based on a 14-year amortization schedule. The mortgage loan bears interest at a fixed rate of 7.625% until August 31, 1999; on September 1, 1999 and each year thereafter until maturity, the interest rate shall be adjusted to the Moody's "A" Corporate Bond Index Daily Rate, quoted by Moody's Investor's Service, plus 0.125% per annum.

                                   (Continued)

                               Danville Associates

                                December 31, 1996




NOTE C - MORTGAGE PAYABLE - Continued

    The mortgage is collateralized by all real and personal property owned and used in connection with the operation of the property and the assignment of all leases covering the property. The mortgage is also secured by an unconditional guaranty executed by the limited partner holding the largest partnership interest in the amount of $271,250.

    The carrying value of the mortgage payable approximates fair market value.

    The following is a summary of maturities for the next five years and thereafter:

         YEAR ENDING DECEMBER 31,

                  1997                                          $    53,000
                  1998                                               58,000
                  1999                                               62,000
                  2000                                               67,000
                  2001                                               73,000
                  Thereafter                                        665,000
                                                                -----------

                                                                $   978,000
                                                                ===========

NOTE D - RELATED PARTY TRANSACTIONS

    The Partnership pays management fees equal to 6% of all collections from tenants to a company affiliated by common ownership and management, in accordance with a leasing and management agreement with the Partnership. Total management fees amounted to $13,520 for 1996.

    In the event of the termination of the leasing and management agreement, the Partnership is liable to the affiliate for liquidated damages based upon a percentage, varying between 3% and 5%, of the future minimum rentals for leases existing at or within three months after the termination date and negotiated by the affiliate.

    The Partnership is due $50,000 from related parties, through common ownership, in connection with the purchase of limited partnership interests of a previous partner common to the Partnership and said related parties. The amount is deemed fully collectible by the Partnership.

                               Danville Associates

                                December 31, 1996





NOTE E - MINIMUM FUTURE RENTALS DUE

    The Partnership leases space in a shopping center for varying terms, for which it receives minimum annual rents. Approximate minimum future rentals at December 31, 1996 are as follows:

         YEAR ENDING DECEMBER 31,

                  1997                                        $   184,000
                  1998                                            164,000
                  1999                                            163,000
                  2000                                            151,000
                  2001                                            143,000
                  Thereafter                                      883,000
                                                              -----------

                                                              $ 1,688,000
                                                              ===========

                            SUPPLEMENTAL INFORMATION

                               Danville Associates

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION

                                December 31, 1996



                                                                           Costs                       Gross amount
                                                                   capitalized subsequent          at which carried at
                                            Initial cost               to acquisition                close of period
                                      ------------------------  -------------------------  -------------------------------------
                                                  Building and               Building and              Building and
      Description        Encumbrance     Land     improvements    Land       improvements   Land       improvements     Total
      -----------        -----------  ----------  ------------  ----------   ------------  ---------   ------------  -----------
Shopping center,
   Montour County,
   Pennsylvania         $   978,398  $   100,000  $   290,000   $     10,810 $   571,278 $   110,810    $   861,278  $   972,088
                        ===========  ===========  ===========   ============ =========== ===========    ===========   ==========







                                                                  Life on which
                         Accumulation      Date of       Date    depreciation is
                         depreciation   construction   acquired     computed
                         ------------   ------------   --------  ---------------
Shopping center,
   Montour County,
   Pennsylvania          $   240,021       Various      6/1/86      Various
                          ==========

























                                   (Continued)

                               Danville Associates

                                December 31, 1996






    The change in real estate for the year ended December 31, 1996 is as follows:

         Balance at beginning of year                              $   972,088
         Improvements                                                        -
                                                                   -----------

         Balance at end of year                                    $   972,088
                                                                   ===========

    The aggregate cost of land, buildings and improvements for federal income tax purposes at December 31, 1996 was $972,088.

    The change in accumulated depreciation for the year ended December 31, 1996 is as follows:

         Balance at beginning of year                             $   214,867
         Depreciation for year                                         25,154
                                                                  -----------

         Balance at end of year                                   $   240,021
                                                                  ===========

           FINANCIAL STATEMENTS AND REPORT OF
        INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

            PARCEL ELEVEN - C.J.P. ASSOCIATES

                    DECEMBER 31, 1996

                                 C O N T E N T S

                                                                            PAGE

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                           3


FINANCIAL STATEMENTS

         BALANCE SHEET                                                       4

         STATEMENT OF INCOME AND PARTNERSHIP DEFICIENCY                      5

         STATEMENT OF CASH FLOWS                                             6

         NOTES TO FINANCIAL STATEMENTS                                       7

SUPPLEMENTAL INFORMATION

         SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION            12

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Partners
Parcel Eleven - C.J.P. Associates

         We have audited the accompanying balance sheet of Parcel Eleven - C.J.P. Associates as of December 31, 1996, and the related statements of income and partnership deficiency, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parcel Eleven - C.J.P. Associates as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         We have also audited Schedule III for the year ended December 31, 1996. In our opinion, this schedule presents fairly, in all material respects, the information required to be set forth therein.




/s/ Grant Thornton LLP
---------------------------------
Philadelphia, Pennsylvania
June 17, 1997

                        Parcel Eleven - C.J.P. Associates

                                  BALANCE SHEET

                                December 31, 1996




         ASSETS

RENTAL PROPERTY - AT COST
    Building                                                        $ 1,454,337
    Tenant improvements                                                 190,276
                                                                    -----------
                                                                      1,644,613
    Less accumulated depreciation                                       606,137
                                                                    -----------
                                                                      1,038,476
    Land                                                                407,376
                                                                    -----------
                                                                      1,445,852
                                                                    -----------

CASH AND CASH EQUIVALENTS
    Operating                                                            45,840
    Tenant security deposits                                             32,938
                                                                    -----------
                                                                         78,778
                                                                    -----------

ACCOUNTS RECEIVABLE
    Tenant                                                                5,422

    Deferred rent                                                        60,494
                                                                    -----------
                                                                         65,916
                                                                    -----------

PREPAID EXPENSES                                                         26,443

DEFERRED COSTS, net of accumulated amortization                          55,223
                                                                    -----------

                                                                    $ 1,672,212
                                                                    ===========

          LIABILITIES AND PARTNERSHIP DEFICIENCY

LIABILITIES
    Mortgage payable                                                $ 2,127,154
    Accounts payable and accrued expenses                                43,693
    Tenant security deposits                                             29,840
                                                                    -----------
                                                                      2,200,687

PARTNERSHIP DEFICIENCY                                                 (528,475)
                                                                    -----------

                                                                    $ 1,672,212
                                                                    ===========

The accompanying notes are an integral part of this statement.

                        Parcel Eleven - C.J.P. Associates

                 STATEMENT OF INCOME AND PARTNERSHIP DEFICIENCY

                          Year ended December 31, 1996

Revenue
    Rent                                                              $ 403,441
    Common area maintenance reimbursement                                44,129
    Real estate tax reimbursement                                        60,534
    Utilities reimbursement                                             104,753
    Interest income                                                         307
    Miscellaneous                                                         1,900
                                                                      ---------
                                                                        615,064
                                                                      ---------

Expenses

    Contracted labor                                                      3,931
    Repairs and maintenance                                              17,903
    Utilities                                                            86,517
    Management fee                                                       30,947
    Interest                                                            166,987
    Professional fees                                                     2,033
    General and administrative                                           10,722
    Insurance                                                             4,590
    Real estate taxes                                                    68,841
    Depreciation of rental property                                      62,039
    Amortization of deferred costs                                        8,422
    Miscellaneous                                                         1,291
                                                                      ---------
                                                                        464,223
                                                                      ---------

                 NET INCOME                                             150,841

Partnership deficiency at beginning of year                            (488,316)

Distributions to partners                                              (191,000)
                                                                      ---------

Partnership deficiency at end of year                                 $(528,475)
                                                                      =========












The accompanying notes are an integral part of this statement.

                        Parcel Eleven - C.J.P. Associates

                             STATEMENT OF CASH FLOWS

                          Year ended December 31, 1996





Cash flows from operating activities
    Net income                                                        $ 150,841
    Adjustments to reconcile net income to net
      cash provided by operating activities
       Depreciation of rental property                                   62,039
       Amortization of deferred costs                                     8,422
       Changes in assets and liabilities
          Decrease in tenant accounts receivable and deferred rent        5,649
          Increase in prepaid expenses                                   (1,535)
          Increase in accounts payable and accrued expenses              19,991
          Decrease in tenant security deposits                           (2,917)
                                                                      ---------

              Net cash provided by operating activities                 242,490
                                                                      ---------

Cash flows from investing activities
    Additions to rental property                                        (15,000)
                                                                      ---------

              Net cash used in investing activities                     (15,000)
                                                                      ---------

Cash flows from financing activities
    Principal payments on mortgage payable                              (59,215)
    Distributions to partners                                          (191,000)
                                                                      ---------

              Net cash used in financing activities                    (250,215)
                                                                      ---------

              NET DECREASE IN CASH AND CASH EQUIVALENTS                 (22,725)

Cash and cash equivalents at beginning of year                          101,503
                                                                      ---------

Cash and cash equivalents at end of year                              $  78,778
                                                                      =========

Supplemental disclosure of cash flow information
    Cash paid during the year for interest                            $ 167,370
                                                                      =========











The accompanying notes are an integral part of this statement.

                        Parcel Eleven - C.J.P. Associates

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996




NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Parcel Eleven - C.J.P. Associates (the Partnership) is a Pennsylvania general partnership. The Partnership owns and leases a commercial shopping center in Bucks County, Pennsylvania.

     In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

     A summary of the Partnership's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

     1.  BASIS OF ACCOUNTING

     The financial statements of the Partnership are prepared on the accrual basis of accounting.

     2.  RENTAL INCOME AND TENANT REIMBURSEMENTS

     Fixed minimum rents are recognized on a straight-line basis over the life of the lease. Tenant reimbursements are recorded and accrued at year-end for financial statement reporting purposes.

     3.  CASH AND CASH EQUIVALENTS

     The Partnership considers all demand and money market accounts and certificates of deposit with an original maturity of three months or less to be cash and cash equivalents.

     4.  ACCOUNTS RECEIVABLE

     The Partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is maintained. If amounts become uncollectible, they will be charged to operations when that determination is made.

     5.  RENTAL PROPERTY

     Rental property is recorded at the lower of cost, less accumulated depreciation, or net realizable value. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets. The Partnership uses a 35-year estimated life for the building and the life of tenant leases for tenant improvements. Expenditures for ordinary maintenance and repairs are expensed to operations as incurred, and significant renovations and improvements that improve and/or extend the useful life of the asset are capitalized over their estimated useful life.

                                   (Continued)

                        Parcel Eleven - C.J.P. Associates

                                December 31, 1996



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

     6.  DEFERRED COSTS

     Costs incurred in connection with obtaining financing have been capitalized and are being amortized by the straight-line method over the life of the loan.

     7.  LONG-LIVED ASSETS

     The Partnership adopted, effective January 1, 1996, Statement of Financial Accounting Standards (SFAS) No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF, which provides guidance on when to recognize and how to measure impairment losses of long-lived assets and certain identifiable intangibles and how to value long-lived assets to be disposed of. The adoption of SFAS No. 121 had no impact on the Partnership's financial position or results of operations.

     8.  INCOME TAXES

     Income taxes or credits on earnings or losses accrue to the partners personally and are not reflected in the financial statements.

     9.  CREDIT RISK

     Management of the Partnership performs ongoing credit evaluations of its tenants and requires certain tenants to provide security deposits. Tenants operate in different retail industries. For the year ended December 31, 1996, rent revenue from three tenants represented approximately 27%, 11% and 10%, respectively, of total rent revenue.

NOTE B - DEFERRED COSTS

    Deferred costs at December 31, 1996 are as follows:

       Financing costs                                         $     81,587
       Leasing costs                                                    788
                                                               ------------
                                                                     82,375
       Less accumulated amortization                                 27,152
                                                               ------------

                                                               $     55,223
                                                               ============

                        Parcel Eleven - C.J.P. Associates

                                December 31, 1996





NOTE C - MORTGAGE PAYABLE

    The Partnership has a mortgage loan with Great Northern Insured Annuity Corporation. Monthly payments of principal and interest of $18,882 are due each month until maturity on October 1, 2003 based on a 20-year amortization schedule. The mortgage loan bears interest at a fixed rate of 7.75%.

    The mortgage is collateralized by all real and personal property owned and used in connection with the operation of the property, the assignment of all leases covering the property, and the limited personal guarantees of two of the partners.

    The carrying value of the mortgage payable approximates fair market value.

    The following is a summary of estimated maturities for the next five years and thereafter:

         YEAR ENDING DECEMBER 31,

                  1997                                           $     64,000
                  1998                                                 69,000
                  1999                                                 75,000
                  2000                                                 81,000
                  2001                                                 87,000
                  Thereafter                                        1,751,000
                                                                 ------------
                                                                 $  2,127,000
                                                                 ============


NOTE D - RELATED PARTY TRANSACTIONS

     The Partnership pays management fees equal to 5% of all collections from tenants to a company affiliated by common ownership and management, in accordance with a leasing and management agreement with the Partnership. Total management fees amounted to $30,947 for 1996.

     In the event of the termination of the leasing and management agreement, the Partnership is liable to the affiliate for liquidated damages based upon a percentage, varying between 3% and 5%, of the future minimum rentals for leases existing at or within three months after the termination date and negotiated by the affiliate.

                        Parcel Eleven - C.J.P. Associates

                                December 31, 1996



NOTE E - MINIMUM FUTURE RENTALS DUE

    The Partnership leases space in a shopping center for varying terms, for which it receives minimum annual rents. Approximate minimum future rentals at December 31, 1996 are as follows:

         YEAR ENDING DECEMBER 31,

                  1997                                         $   443,000
                  1998                                             338,000
                  1999                                             195,000
                  2000                                             156,000
                  2001                                              31,000
                  Thereafter                                       194,000
                                                               -----------
                                                               $ 1,357,000
                                                               ===========

                            SUPPLEMENTAL INFORMATION

                        Parcel Eleven - C.J.P. Associates

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION

                                December 31, 1996



                                                                           Costs                       Gross amount
                                                                   capitalized subsequent          at which carried at
                                            Initial cost               to acquisition                close of period
                                      ------------------------  -------------------------  -------------------------------------
                                                  Building and               Building and              Building and
      Description        Encumbrance     Land     improvements    Land       improvements   Land       improvements     Total
      -----------        -----------  ----------  ------------  ----------   ------------  ---------   ------------  -----------
Shopping center,
   Bucks County,
   Pennsylvania         $ 2,127,154  $   407,376  $ 1,440,968   $          - $   203,645 $   407,376    $ 1,664,613  $ 2,051,989
                        ===========  ===========  ===========   ============ =========== ===========    ===========   ==========







                                                                  Life on which
                         Accumulation      Date of       Date    depreciation is
                         depreciation   construction   acquired     computed
                         ------------   ------------   --------  ---------------
Shopping center,
   Bucks County,
   Pennsylvania          $   606,137       Various      5/1/85      Various
                          ==========
























                                   (Continued)

                        Parcel Eleven - C.J.P. Associates

                                December 31, 1996



     The change in real estate for the year ended December 31, 1996 is as follows:

         Balance at beginning of year                           $ 2,036,989
         Improvements                                                15,000
                                                                -----------

         Balance at end of year                                 $ 2,051,989
                                                                 ==========

     The aggregate cost of land, buildings and improvements for federal income tax purposes at December 31, 1996 was $2,051,989.

     The change in accumulated depreciation for the year ended December 31, 1996 is as follows:

         Balance at beginning of year                                $   544,098
         Depreciation for year                                            62,039
                                                                     -----------

         Balance at end of year                                      $   606,137
                                                                     ===========

               FINANCIAL STATEMENTS AND REPORT OF
            INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                  CHESTERBROOK SHOPPING CENTER

                        DECEMBER 31, 1996

                                 C O N T E N T S

                                                                           PAGE

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                           3


FINANCIAL STATEMENTS

         BALANCE SHEET                                                       4

         STATEMENT OF INCOME AND PARTNERSHIP DEFICIENCY                      5

         STATEMENT OF CASH FLOWS                                             6

         NOTES TO FINANCIAL STATEMENTS                                       7

SUPPLEMENTAL INFORMATION

         SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION            12

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Partners
Chesterbrook Shopping Center

         We have audited the accompanying balance sheet of Chesterbrook Shopping Center as of December 31, 1996, and the related statements of income and partnership deficiency, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chesterbrook Shopping Center as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

         We have also audited Schedule III for the year ended December 31, 1996. In our opinion, this schedule presents fairly, in all material respects, the information required to be set forth therein.




/s/ Grant Thornton LLP
------------------------------------------
Philadelphia, Pennsylvania
June 2, 1997 (except for note C, as to
    which the date is September 1, 1997)

                          Chesterbrook Shopping Center

                                  BALANCE SHEET

                                December 31, 1996




                ASSETS

RENTAL PROPERTY AND EQUIPMENT - AT COST
    Building and tenant improvements                                $ 6,241,279
    Equipment                                                           456,851
                                                                    -----------
                                                                      6,698,130
    Less accumulated depreciation                                     2,470,735
                                                                    -----------
                                                                      4,227,395
    Land                                                                797,246
                                                                    -----------
                                                                      5,024,641
                                                                    -----------

CASH AND CASH EQUIVALENTS
    Operating                                                           245,451
    Tenant security deposits                                             78,869
                                                                    -----------
                                                                        324,320
                                                                    -----------

ACCOUNTS RECEIVABLE
    Tenant                                                              123,915
    Deferred rent                                                       210,569
                                                                    -----------
                                                                        334,484
                                                                    -----------

PREPAID EXPENSES                                                         64,134

DEFERRED COSTS, net of accumulated amortization                         104,837
                                                                    -----------

                                                                    $ 5,852,416
                                                                    ===========

                LIABILITIES AND PARTNERSHIP DEFICIENCY

LIABILITIES
    Mortgages payable                                               $ 5,868,834
    Accounts payable and accrued expenses                                71,328
    Tenant security deposits                                             72,870
                                                                    -----------
                                                                      6,013,032

PARTNERSHIP DEFICIENCY                                                 (160,616)
                                                                    -----------

                                                                    $ 5,852,416
                                                                    ===========


The accompanying notes are an integral part of this statement.

                          Chesterbrook Shopping Center

                 STATEMENT OF INCOME AND PARTNERSHIP DEFICIENCY

                          Year ended December 31, 1996




Revenue
    Rent                                                            $ 1,207,313
    Electric income                                                     408,457
    Common area maintenance                                             310,387
    Interest                                                              9,976
    Other                                                                60,692
                                                                    -----------
                                                                      1,996,825
                                                                    -----------

Expenses
    Repairs and maintenance                                             266,254
    Utilities                                                           407,869
    Real estate taxes                                                    19,693
    Insurance                                                            20,022
    Management fees                                                      98,962
    Interest                                                            498,445
    Professional fees                                                    16,327
    General and administrative                                           54,633
    Depreciation of rental property and equipment                       245,852
    Amortization of deferred costs                                       20,623
                                                                    -----------
                                                                      1,648,680
                                                                    -----------

                  NET INCOME                                            348,145

Partnership deficiency at beginning of year                            (258,761)

Distributions to partners                                              (250,000)
                                                                    -----------

Partnership deficiency at end of year                               $  (160,616)
                                                                    ===========















The accompanying notes are an integral part of this statement.

                          Chesterbrook Shopping Center

                             STATEMENT OF CASH FLOWS

                          Year ended December 31, 1996





Cash flows from operating activities
    Net income                                                        $ 348,145
    Adjustments to reconcile net income to net
      cash provided by operating activities
       Depreciation of rental property and equipment                    245,852
       Amortization of deferred costs                                    20,623
       Changes in assets and liabilities
         Increase in tenant accounts receivable and deferred rent       (86,534)
         Increase in prepaid expenses                                   (58,088)
         Increase in accounts payable and accrued expenses                5,444
         Increase in tenant security deposits                            12,937
                                                                      ---------

                 Net cash provided by operating activities              488,379
                                                                      ---------

Cash flows from investing activities
    Additions to rental property and equipment                          (47,830)
                                                                      ---------

                  Net cash used in investing activities                 (47,830)
                                                                      ---------

Cash flows from financing activities
    Principal payments on mortgages payable                            (119,061)
    Distributions to partners                                          (250,000)
                                                                      ---------

                  Net cash used in financing activities                (369,061)
                                                                      ---------

                  NET INCREASE IN CASH AND CASH EQUIVALENTS              71,488

Cash and cash equivalents at beginning of year                          252,832
                                                                      ---------

Cash and cash equivalents at end of year                              $ 324,320
                                                                      =========

Supplemental disclosure of cash flow information
    Cash paid during the year for interest                            $ 498,445
                                                                      =========








The accompanying notes are an integral part of this statement.

                          Chesterbrook Shopping Center

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1996





NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    Chesterbrook Shopping Center (the Partnership) is a Delaware limited partnership which owns and leases a shopping center on commercial ground in Chester County, Pennsylvania.

    In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

    A summary of the Partnership's significant accounting policies consistently applied in the preparation of the accompanying financial statements follows.

    1.  BASIS OF ACCOUNTING

    The financial statements of the Partnership are prepared on the accrual basis of accounting.

    2.  RENTAL INCOME AND TENANT REIMBURSEMENTS

    Fixed minimum rents are recognized on a straight-line basis over the life of the lease. Tenant reimbursements are recorded and accrued at year-end for financial statement reporting purposes.

    3.  CASH AND CASH EQUIVALENTS

    The Partnership considers all demand and money market accounts and certificates of deposit with an original maturity of three months or less to be cash and cash equivalents.

    The Partnership's policy is to invest cash in excess of operating requirements in income-producing investments. Cash is temporarily invested in money market accounts stated at cost, which approximates market.

    4.  ACCOUNTS RECEIVABLE

    The Partnership considers accounts receivable to be fully collectible; accordingly, no allowance for doubtful accounts is maintained. If amounts become uncollectible, they will be charged to operations when that determination is made.

                                   (Continued)

                          Chesterbrook Shopping Center

                                December 31, 1996





NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - Continued

    5.  RENTAL PROPERTY AND EQUIPMENT

    Rental property is recorded at the lower of cost, less accumulated depreciation, or net realizable value. Depreciation is computed on a straight-line basis over the estimated useful lives of the assets. The Partnership uses a 35-year estimated life for the building, life of tenant leases for tenant improvements, and a seven-year estimated life for equipment. Expenditures for ordinary maintenance and repairs are expensed to operations as incurred, and significant renovations and improvements that improve and/or extend the useful life of the asset are capitalized over their estimated useful life.

    6.  DEFERRED COSTS

    Costs incurred in connection with obtaining financing have been capitalized and are being amortized by the straight-line method over the life of the related loan.

    7.  LONG-LIVED ASSETS

    The Partnership adopted, effective January 1, 1996, Statement of Financial Accounting Standards (SFAS) No. 121, ACCOUNTING FOR THE IMPAIRMENT OF LONG-LIVED ASSETS AND FOR LONG-LIVED ASSETS TO BE DISPOSED OF, which provides guidance on when to recognize and how to measure impairment losses of long-lived assets and certain identifiable intangibles and how to value long-lived assets to be disposed of. The adoption of SFAS No. 121 had no impact on the Partnership's financial position or results of operations.

    8.  INCOME TAXES

    Income taxes or credits on earnings or losses accrue to the partners personally and are not reflected in the financial statements.

    9.  CREDIT RISK

    Management of the Partnership performs ongoing credit evaluations of its tenants and requires certain tenants to provide security deposits. Tenants operate in different retail industries. For the year ended December 31, 1996, rent revenue from one tenant represented approximately 22% of total rent revenue.

    The Partnership maintains cash balances at several financial institutions in Pennsylvania. These amounts are insured by the Federal Deposit Insurance Corporation up to $100,000. At December 31, 1996, uninsured cash balances approximated $220,000.

                          Chesterbrook Shopping Center

                                December 31, 1996




NOTE B - DEFERRED COSTS

    Deferred costs at December 31, 1996 are as follows:

        Financing costs                                         $   192,960
        Less accumulated amortization                                88,123
                                                                -----------

                                                                $   104,837
                                                                ===========



NOTE C - MORTGAGES PAYABLE

    Mortgages payable at December 31, 1996 consist of the following:

        First mortgage                                               $ 4,142,610
        Second mortgage                                                1,726,224
                                                                     -----------

                                                                     $ 5,868,834
                                                                     ===========

    The first mortgage note is payable in monthly installments of $43,359, including interest at 8.5% per annum.

    On February 1, 1997, the Partnership entered into a second amendment to the first mortgage note. Under the amendment, monthly installments of principal and interest of $35,000 are due until January 1, 2002; the entire outstanding principal balance and any accrued interest thereon are due on February 1, 2002.

    In August 1994, the bank agreed to loan the Partnership an additional $2,300,000, bearing interest at 7.75% per annum, for the renovation of existing space, construction of relocated space for existing tenants, and the expansion and renovations of its anchor tenant. Through December 31, 1996, the Partnership has received approximately $1,857,000 under the loan. Commencing on August 1, 1995, the loan is payable in monthly installments of principal and interest of $17,373. The final payment is due February 1, 2002.

    On September 1, 1997, the second mortgage note was amended to provide a fixed interest rate of 8.5%; under this amendment, the entire outstanding principal balance along with all accrued interest is due and payable on February 1, 2002.

    The loans are collateralized by the Partnership.

    The carrying values of the mortgages payable approximate fair market value.

    Cash paid for interest for 1996 amounted to $498,445, of which $137 was capitalized.

                                   (Continued)

                          Chesterbrook Shopping Center

                                December 31, 1996



NOTE C - MORTGAGES PAYABLE - Continued

    The approximate principal maturities of mortgage notes payable are as follows:

         YEAR ENDING DECEMBER 31,

                  1997                                    $   262,000
                  1998                                        285,000
                  1999                                        309,000
                  2000                                        335,000
                  2001                                        367,000
                  Thereafter                                4,310,834
                                                          -----------
                                                          $ 5,868,834
                                                          ===========

NOTE D - RELATED PARTY TRANSACTIONS

    The Partnership pays management fees equal to 6% of rental and electric income, as defined, to two companies that are affiliated by common ownership and management. Management fees amounted to $98,962 for 1996.

NOTE E - MINIMUM FUTURE RENTALS DUE

    The Partnership leases space in a commercial shopping center for varying terms, for which it receives minimum annual rentals. Certain tenants are also obligated to pay as additional rent a percentage of sales in excess of a fixed amount. Approximate minimum future rentals at December 31, 1996 are as follows:

         YEAR ENDING DECEMBER 31,

                  1997                                            $ 1,205,000
                  1998                                              1,049,000
                  1999                                                932,000
                  2000                                                889,000
                  2001                                                802,000
                  Thereafter                                        3,331,000
                                                                  -----------
                                                                  $ 8,208,000
                                                                  ===========

                            SUPPLEMENTAL INFORMATION

                          Chesterbrook Shopping Center

             SCHEDULE III - REAL ESTATE AND ACCUMULATED DEPRECIATION

                                December 31, 1996




                                                                           Costs                       Gross amount
                                                                   capitalized subsequent          at which carried at
                                            Initial cost               to acquisition                close of period
                                      ------------------------  -------------------------  -------------------------------------
                                                  Building and               Building and              Building and
      Description        Encumbrance     Land     improvements    Land       improvements   Land       improvements     Total
      -----------        -----------  ----------  ------------  ----------   ------------  ---------   ------------  -----------
Shopping center,
   Chester County,
   Pennsylvania         $ 5,868,834  $   776,000  $         -   $     21,246 $ 6,241,279 $   797,246    $ 6,241,279  $ 7,038,525
                        ===========  ===========  ===========   ============ =========== ===========    ===========   ==========







                                                                  Life on which
                         Accumulation      Date of       Date    depreciation is
                         depreciation   construction   acquired     computed
                         ------------   ------------   --------  ---------------
Shopping center,
   Chester County,
   Pennsylvania          $ 2,470,735       Various       1979       Various
                          ==========




























                                   (Continued)

                          Chesterbrook Shopping Center

                                December 31, 1996



     The change in real estate for the year ended December 31, 1996 is as follows:

         Balance at beginning of year                               $ 6,990,695
         Improvements                                                    47,830
                                                                    -----------

         Balance at end of year                                     $ 7,038,525
                                                                     ==========

     The aggregate cost of land, buildings and improvements for federal income tax purposes at December 31, 1996 was $7,038,525.

     The change in accumulated depreciation for the year ended December 31, 1996 is as follows:

         Balance at beginning of year                        $ 2,224,883
         Depreciation for year                                   245,852
                                                             -----------

         Balance at end of year                              $ 2,470,735
                                                             ===========

                              BENJAMIN LEVY ET AL



                    SCHEDULES OF ASSETS AND LIABILITIES AND

                             INCOME AND EXPENSES OF

                  DICKSON CITY AND WILKES-BARRE, PENNSYLVANIA

                                   PROPERTIES

                              FOR THE YEARS ENDED

                        DECEMBER 31, 1996, 1995 AND 1994

                                      AND

                             REPORT OF INDEPENDENT

                          CERTIFIED PUBLIC ACCOUNTANTS

                                TABLE OF CONTENTS

                                                                       PAGE

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                      2

SCHEDULE OF ASSETS AND LIABILITIES                                      3

SCHEDULE OF INCOME AND EXPENSES                                         4

NOTES TO SCHEDULES                                                    5 - 7


                              --------------------

[Logo]
                              REPORT OF INDEPENDENT

                          CERTIFIED PUBLIC ACCOUNTANTS

Benjamin Levy Et Al:

         We have audited the accompanying schedules of assets and liabilities and income and expenses of Benjamin Levy Et Al's (the "Company") Dickson City and Wilkes-Barre, Pennsylvania properties as of and for the years ended December 31, 1996, 1995 and 1994. These schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these schedules based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the schedules of assets and liabilities and income and expenses of the Company's Dickson City and Wilkes-Barre, Pennsylvania properties are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the schedules. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall schedule presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the schedules of assets and liabilities and income and expenses referred to above present fairly, in all material respects, the assets and liabilities and income and expenses of Benjamin Levy Et Al's Dickson City and Wilkes-Barre, Pennsylvania properties as of and for the years ended December 31, 1996, 1995 and 1994 in conformity with generally accepted accounting principles.



Parente, Randolph, Orlando, Carey and Associates [Sig]

Scranton, Pennsylvania
August 22, 1997

                              BENJAMIN LEVY ET AL

                   SCHEDULE OF ASSETS AND LIABILITIES OF THE
             DICKSON CITY AND WILKES-BARRE, PENNSYLVANIA PROPERTIES
                        DECEMBER 31, 1996, 1995 AND 1994
             ------------------------------------------------------


                                             1996                     1995                        1994
                                    ---------------------     ----------------------      ---------------------
                                    Dickson     Wilkes-       Dickson       Wilkes-        Dickson       Wilkes-
                                      City       Barre          City        Barre           City         Barre
                                    Property    Property      Property     Property       Property      Property
                                    ---------------------     ----------------------     ----------------------

ASSETS

Buildings                            $  296,427   $ 169,255     $  296,427  $ 169,255     $  296,427    $  169,255
Improvements                          1,122,927      44,784      1,093,449     44,784      1,093,449        44,784
                                    -----------  ----------     ----------  ---------     ----------    ----------
     Total building and
       improvements                   1,419,354     214,039      1,389,876    214,039      1,389,876       214,039

Less accumulated depreciation           764,266     142,263        734,046    137,046        707,028       132,159
                                    -----------  ----------     ----------  ---------     ----------    ----------

     TOTAL                          $   655,088  $   71,776      $ 655,830  $  76,828     $  682,848    $   81,880
                                    ===========  ==========      =========  =========     ==========    ==========


LIABILITIES AND PROPERTY EQUITY

MORTGAGES PAYABLE                   $   524,552  $   13,196      $ 561,799  $  29,537     $  593,042    $  44,550

PROPERTY EQUITY                         130,536      58,580         94,031     47,291         89,806       37,330
                                    -----------  ----------     ----------  ---------     ----------    ---------

     TOTAL                          $   655,088  $   71,776      $ 655,830   $  76,828    $  682,848    $  81,880
                                    ===========  ==========      =========   =========    ==========    =========


See Notes To Schedules

                              BENJAMIN LEVY ET AL

                   SCHEDULE OF INCOME AND EXPENSES OF THE
             DICKSON CITY AND WILKES-BARRE, PENNSYLVANIA PROPERTIES
                        DECEMBER 31, 1996, 1995 AND 1994
             ------------------------------------------------------


                                             1996                     1995                        1994
                                    ---------------------     ----------------------      ---------------------
                                    Dickson     Wilkes-        Dickson      Wilkes-        Dickson       Wilkes-
                                      City       Barre          City        Barre           City         Barre
                                    Property    Property      Property     Property       Property      Property
                                    ---------------------     ----------------------     ----------------------

RENTAL INCOME                       $ 391,911    $  72,329      $  367,395   $  42,550     $  365,550    $  30,000
                                    ---------   ----------      ----------   ---------     ----------    ---------

EXPENSES:
     Interest                          47,953        1,884         54,783        3,211         45,217        4,430
     Depreciation                      30,180        5,052         27,018        5,052         28,980        5,052
     Maintenance and repairs           30,104        3,391          9,721        8,518         19,947
     Real estate taxes                 27,941                      26,650       11,762         25,358       11,762
     Insurance                          9,090        2,524          4,147          929          3,919          848
     Utilities                          8,085                       4,109                       8,969
     Snow Removal                       7,140                       4,610                       7,059
     Other                                336                         100          37             125
                                    ---------    ---------     ----------   ---------      ----------   ---------

     Total Expenses                $  160,829       12,851     $  131,138   $  29,509      $ 139,574    $  22,092
                                    ---------    ---------     ----------   ---------      ----------   ---------

EXCESS INCOME OVER EXPENSES        $  231,082    $  59,478     $  131,138   $  13,041      $ 225,976    $   7,908
                                    =========    =========     ==========   =========      =========    =========


See Notes To Schedules

                               BENJAMIN LEVY ET AL

                               NOTES TO SCHEDULES

--------------------------------------------------------------------------------

1.    NATURE OF OPERATIONS AND
      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BASIS OF PRESENTATION

         Benjamin Levy Et Al (the "Company") is a commercial real estate rental partnership. The accompanying financial statements include the assets, liabilities, income and expenses relating only to the Company's Dickson City and Wilkes-Barre, Pennsylvania properties (the "Properties").

      NATURE OF OPERATIONS

         The Company has entered into long-term lease agreements with each of its tenants on the Properties which are summarized as follows:

         DICKSON CITY

             OFFICE MAX - original lease dated May 13, 1991 (as amended on April 8, 1996) provides for original term through January 2007 with options for two additional periods of five years each. Tenant pays minimum rent (as defined) plus percentage rent (as defined) plus its proportionate share of insurance, taxes and common area costs.

             PET SUPPLIES PLUS - lease dated April 15, 1996 provides for original term of five years with an option to extend for another five years. Tenant pays fixed rental of $80,750 per year during original lease term plus its proportionate share of insurance, taxes and common area costs.

             KEEP IT CLEAN - lease dated May 16, 1996 provides for original term of five years with an option to extend for another five years. Tenant pays fixed rental of $56,050 per year during original lease term plus its proportionate share of insurance, taxes and common area costs.

         WILKES-BARRE

             PET SUPPLIES PLUS - lease dated June 9, 1995 provides for original term of five years with an option to extend for another five years. Tenant pays fixed rental of $71,400 per year during original lease term plus taxes, insurance, utilities and maintenance.

                              BENJAMIN LEVY ET AL

                               NOTES TO SCHEDULES

--------------------------------------------------------------------------------

         The scheduled minimum rents on the Properties, excluding options, are as follows:

         YEAR ENDING                             DICKSON           WILKES-
         DECEMBER 31                              CITY             BARRE
         -----------                            --------           -------
               1997                             $413,718       $    71,400
               1998                              413,718            71,400
               1999                              413,718            71,400
               2000                              413,718            71,400
               2001                              355,109            35,700
               Thereafter                      1,337,969                 -

      BUILDINGS AND IMPROVEMENTS AND DEPRECIATION

         Buildings and improvements are stated at cost. All significant improvements are capitalized while routine maintenance and repairs are expensed as incurred.

         Depreciation is computed using straight-line and accelerated methods over estimated useful lives which range from seven to forty years.

      INCOME TAXES

         The accompanying schedule of income and expenses of the Properties includes no provision for income taxes since any such taxes are the personal responsibility of the Company's partners.

2.    MORTGAGES PAYABLE

      Mortgages payable consist of the following at December 31, 1996, 1995 and 1994:

                                                                      1996              1995              1994
                                                                      ====              ====              ====
         DICKSON CITY - mortgage payable in
            monthly payments of $7,100 including interest at 9%,
            maturing December 2005

                                                                   $524,552          $561,799          $593,042
                                                                   ========          ========          ========

         WILKES-BARRE - mortgage payable in
             monthly payments of $1,519 including interest at 8.5%, maturing September 1997

                                                                  $  13,196         $  29,537         $  44,550
                                                                  =========         =========         =========


                              BENJAMIN LEVY ET AL

                               NOTES TO SCHEDULES

--------------------------------------------------------------------------------

      The scheduled principal payments on the Dickson City property are as follows:


             YEAR ENDING
             DECEMBER 31                            AMOUNT
             -----------                            -------
               1997                               $ 39,597
               1998                                 43,312
               1999                                 47,375
               2000                                 51,819
               2001                                 56,680
               Thereafter                          285,769
                                                  --------
                    Total                         $524,552
                                                  ========

3.    RELATED PARTY TRANSACTIONS

      WILKES-BARRE -Rental income in 1994 and 1995 includes $30,000 and $18,750, respectively, from BLS Associates, a related party.

      DICKSON CITY - Rental income includes $58,000 in 1994 and 1995 from BLS Associates.

                                                                      APPENDIX I

                                     CARD

                                     PROXY

                                 CV REIT, INC.



The undersigned hereby appoints Stanley Brenner AND Alan L. Shulman, and each of them, the attorneys and proxies of the undersigned, with power of substitution, to vote on behalf of the undersigned all the shares of stock of CV REIT, INC. which the undersigned is entitled to vote at the Special Meeting in Lieu of an Annual Meeting of Stockholders of CV REIT, INC. to be held on December 17,
1997, at 10:00 a.m. and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such stock, and the undersigned authorizes and instructs said proxies to vote as specified on the reverse side hereof.

1.   Election of directors

     [ ] FOR the election of the nominees listed below (except as marked to the contrary below):



     [ ] WITHHOLD AUTHORITY to vote for all the nominees listed below including those who would be elected under the alternative.




     Allyn L. Levy (1 year term)        Louis P. Meshon (3 year term)
     Alan L. Shulman (2 year term)      Stanley S. Cohen (1 year term)
     Stanley Brenner (1 year term)      Milton S. Schneider (2 year term)
     H. Irwin Levy (3 year term)

     (If Proposals 1 through 7 are not approved by the Stockholders, then in the alternative the nominees listed below will be elected for a 1 year term each.

     Allyn L. Levy, Alan L. Shulman, Stanley Brenner and H. Irwin Levy)

-------------------------------------------------------------------------------
2. The Master Agreement and transfers of properties and other transactions contemplated by the Master Agreement.


               FOR                 AGAINST                  ABSTAIN
          ---                 ---                      ---

3. Amendment to the Certificate of Incorporation to increase the number of authorized shares of the authorized capital stock of the Company.


              FOR                 AGAINST                  ABSTAIN
          ---                 ---                      ---


4. Amendment to the Certificate of Incorporation to provide for a classified Board of Directors.

              FOR                 AGAINST                  ABSTAIN
          ---                 ---                      ---


5.   Other Amendments to the Certificate of Incorporation

              FOR                 AGAINST                  ABSTAIN
          ---                 ---                      ---

6.   Amendments to the By-Laws

              FOR                 AGAINST                  ABSTAIN
          ---                 ---                      ---


7.   The Montgomery CV Trust Executive Stock Option Plan

              FOR                 AGAINST                  ABSTAIN
          ---                 ---                      ---

8. Approve the appointment of BDO Seidman as independent auditors for the Company for fiscal 1997.

              FOR                 AGAINST                  ABSTAIN
          ---                 ---                      ---

     In their discretion, upon such other business as may be properly brought before the meeting.


                    (Please date and sign on the other side)

     If this Proxy is properly executed and returned, the shares represented hereby will be voted. If not otherwise specified, this Proxy will be voted FOR the persons nominated as directors, and FOR proposals number 2, 3, 4, 5, 6, 7 and 8.

     PLEASE DATE AND SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR BELOW.



                                                    DATED:____________, 1997

                                                    __________________________

                                                    ___________________________
                                                   (Signature of Stockholder(s))


          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS














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